Exhibit 99.3

PRO FORMA VALUATION REPORT

MUTUAL HOLDING COMPANY

STOCK OFFERING

CFSB Bancorp, Inc. | Quincy, Massachusetts

HOLDING COMPANY FOR:

Colonial Federal Savings Bank | Quincy, Massachusetts

Valuation Date: August 20, 2021

1311-A Dolley Madison Boulevard, Suite 2A

McLean, Virginia 22101

703.528.1700

rpfinancial.com

August 20, 2021

Board of Directors

Colonial Federal Savings Bank

15 Beach Street

Quincy, Massachusetts 02170

Members of the Board of Directors:

At your request, we have completed and hereby provide an independent appraisal (“Appraisal”) of the estimated pro forma market value of the common stock which is to be issued in connection with the stock issuance transaction described below.

This Appraisal is furnished pursuant to the requirements stipulated in the Code of Federal Regulations and has been prepared in accordance with the “Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization” (the “Valuation Guidelines”) of the Office of Thrift Supervision (“OTS”) and accepted by the Federal Reserve Board (“FRB”), the Office of the Comptroller of the Currency (“OCC”) and the Federal Deposit Insurance Corporation (“FDIC”), and applicable regulatory interpretations thereof.

Description of Plan of Reorganization and Stock Issuance

The board of directors of Colonial Federal Savings Bank (“Colonial” or the “Bank”) has approved the Plan of Reorganization pursuant to which the Bank will reorganize from a federally-chartered mutual savings bank into a two-tier mutual holding company structure. After the reorganization, CFSB Bancorp, Inc. (“CFSB” or the “Company”) will be the mid-tier stock holding company and Colonial MHC (the “MHC”) will be the top-tier mutual holding company. After the offering, purchasers in the offering will own 45% and the MHC will own 55% of the outstanding shares of common stock of the Company. After the reorganization is completed, the Company will own all of the outstanding capital stock of the Bank.

CFSB Bancorp will offer its common stock in a subscription offering to Eligible Account Holders, Tax-Qualified Employee Plans, Supplemental Eligible Account Holders and Other Members as such terms are defined for purposes of applicable regulatory guidelines governing stock offerings by mutual institutions. To the extent that shares remain available for purchase after satisfaction of all subscriptions received in the subscription offering, the shares may be offered for sale to members of the general public in a community offering and a syndicated or firm commitment offering.

At this time, no other activities are contemplated for the Company other than 100% ownership of its subsidiary, the Bank, investment of the net cash proceeds retained at the holding company level and extending a loan to the employee stock ownership plan (the “ESOP”). In the future, CFSB Bancorp may acquire or organize other operating subsidiaries, diversify into other banking-related activities, pay dividends or repurchase its stock, although there are no specific plans to undertake such activities at the present time.

1311-A Dolley Madison Boulevard, Suite 2A	Telephone: (703) 528-1700
McLean, VA 22101	Fax No.: (703) 528-1788
www.rpfinancial.com	Toll-Free No.: (866) 723-0594
E-Mail: mail@rpfinancial.com

Board of Directors

August 20, 2021

The Plan provides for a contribution to the a newly-established charitable foundation incorporated by Colonial Federal Savings Bank (the “Foundation”). The Foundation contribution will be funded with a $250,000 cash contribution and 2% of the number of shares outstanding at the close of the offering. The purpose of the Foundation is to provide financial support to charitable organizations in the communities in which Colonial operates and to enable those communities to share in Colonial’s long-term growth. The Foundation is dedicated completely to community activities and the promotion of charitable causes.

RP® Financial, LC.

RP® Financial, LC. (“RP Financial”) is a financial consulting firm serving the financial services industry nationwide that, among other things, specializes in financial valuations and analyses of business enterprises and securities, including the pro forma valuation for savings institutions converting from mutual-to-stock form. The background and experience of RP Financial is detailed in Exhibit V-1. We believe that, except for the fee we will receive for the Appraisal, we are independent of the Bank and the other parties engaged by Colonial to assist in the minority stock offering process.

Valuation Methodology

In preparing our Appraisal, we have reviewed the regulatory applications of the Company, the Bank and the MHC, including the prospectus as filed with the FRB, the OCC and the Securities and Exchange Commission (“SEC”). We have conducted a financial analysis of Colonial that has included a review of audited financial information for the years ended 2017 through 2021 and conducted a review of various unaudited information and internal financial reports through June 30, 2021, and had due diligence related discussions with the Bank’s management; Wolf & Company, P.C., the Bank’s independent auditor; Luse Gorman, PC, the Bank’s counsel for the stock issuance and Piper Sandler & Company, the Bank’s marketing advisor in connection with the stock offering. All assumptions and conclusions set forth in the Appraisal were reached independently from such discussions. In addition, where appropriate, we have considered information based on other available published sources that we believe are reliable. While we believe the information and data gathered from all these sources are reliable, we cannot guarantee the accuracy and completeness of such information.

We have investigated the competitive environment within which Colonial operates and have assessed Colonial’s relative strengths and weaknesses. We have kept abreast of the changing regulatory and legislative environment for financial institutions and analyzed the potential impact on Colonial and the industry as a whole. We have analyzed the potential effects of the stock offering on Colonial’s operating characteristics and financial performance as they relate to the pro forma market value of CFSB Bancorp. We have reviewed the economic and demographic characteristics of the Bank’s primary market area. We have compared Colonial’s financial performance and condition with selected publicly-traded thrifts in accordance with the Valuation Guidelines, as well as all publicly-traded thrifts and thrift holding companies. We have reviewed the current conditions in the securities markets in general and the market for thrift stocks in particular, including the market for existing thrift issues and initial public offerings by thrifts and thrift holding companies. We have excluded from such analyzes thrifts subject to announced or rumored acquisitions, and/or institutions that exhibit other unusual characteristics.

Board of Directors

August 20, 2021

The Appraisal is based on Colonial’s representation that the information contained in the regulatory applications and additional information furnished to us by Colonial and its independent auditor, legal counsel and other authorized agents are truthful, accurate and complete. We did not independently verify the financial statements and other information provided by Colonial, or its independent auditor, legal counsel and other authorized agents nor did we independently value the assets or liabilities of Colonial. The valuation considers Colonial only as a going concern and should not be considered as an indication of Colonial’s liquidation value.

Our appraised value is predicated on a continuation of the current operating environment for Colonial and for all thrifts and their holding companies. Changes in the local, state and national economy, the legislative and regulatory environment for financial institutions and mutual holding companies, the stock market, interest rates, and other external forces (such as natural disasters or significant world events) may occur from time to time, often with great unpredictability and may materially impact the value of thrift stocks as a whole or the value of CFSB Bancorp’s stock alone. It is our understanding that there are no current plans for selling control of CFSB Bancorp following completion of the stock offering. To the extent that such factors can be foreseen, they have been factored into our analysis.

The estimated pro forma market value is defined as the price at which CFSB Bancorp’s common stock, immediately upon completion of the stock offering, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

Valuation Conclusion

Based on the foregoing, it is our opinion that, as of August 20, 2021, the estimated aggregate pro forma market value of the shares to be issued immediately following the conversion, both shares issued publicly as well as to the MHC and the Foundation, equaled $50,000,000 at the midpoint, equal to 5,000,000 shares offered at a per share value of $10.00. Pursuant to conversion guidelines, the 15% offering range indicates a minimum value of $42,500,000 and a maximum value of $57,500,000. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to total shares outstanding of 4,250,000 at the minimum and 5,750,000 at the maximum. In the event the appraised value is subject to an increase, the aggregate pro forma market value may be increased up to a super maximum value of $66,125,000 without a resolicitation. Based on the $10.00 per share offering price, the super maximum value would result in total shares outstanding of 6,612,500.

The Board of Directors has established a public offering range such that the public ownership of the Company will constitute a 43.0% ownership interest, prior to the issuance of shares to the Foundation. Accordingly, the offering to the public of the minority stock will equal $18,275,000 at the minimum, $21,500,000 at the midpoint, $24,725,000 at the maximum and $28,433,750 at the super maximum of the valuation range. Based on the public offering range and inclusive of the shares issued to the Foundation, equal to 2.0% of the shares issued in the conversion, the public ownership of shares will represent 45.0% of the shares issued throughout the valuation range.

Board of Directors

August 20, 2021

Limiting Factors and Considerations

The valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is determined in accordance with applicable regulatory guidelines and is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the stock offering will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the estimated pro forma market value thereof. The appraisal reflects only a valuation range as of this date for the pro forma market value of CFSB Bancorp immediately upon issuance of the stock and does not take into account any trading activity with respect to the purchase and sale of common stock in the secondary market on the date of issuance of such securities or at anytime thereafter following the completion of the stock offering.

RP Financial’s valuation was based on the financial condition and operations of Colonial as of June 30, 2021, the date of the financial data included in the prospectus.

RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits RP Financial, its principals or employees from purchasing stock of its client institutions.

This valuation will be updated as provided for in the conversion regulations and guidelines. These updates will consider, among other things, any developments or changes in the financial performance and condition of Colonial, management policies, and current conditions in the equity markets for thrift shares, both existing issues and new issues. These updates may also consider changes in other external factors which impact value including, but not limited to: various changes in the legislative and regulatory environment for financial institutions, the stock market and the market for thrift stocks, and interest rates. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained in the update at the date of the release of the update. The valuation will also be updated at the completion of CFSB Bancorp’s stock offering.

Respectfully submitted,
RP® FINANCIAL, LC.

James P. Hennessey
Director

RP® Financial, LC.	TABLE OF CONTENTS i

TABLE OF CONTENTS

CFSB Bancorp, Inc.

Quincy, Massachusetts

PAGE
DESCRIPTION		NUMBER
CHAPTER ONE	OVERVIEW AND FINANCIAL ANALYSIS

Introduction		I.1
Plan of Reorganization and Minority Stock Issuance		I.1
Strategic Overview		I.2
Balance Sheet Trends		I.5
Income and Expense Trends		I.8
Interest Rate Risk Management		I.11
Lending Activities and Strategy		I.12
Loan Originations, Purchases and Sales		I.15
Asset Quality		I.15
Funding Composition and Strategy		I.16
Subsidiary Operations		I.16

CHAPTER TWO	OPERATING ENVIRONMENT AND MARKET AREA

Introduction		II.1
Primary Market Area Overview		II.1
Market Area Demographics		II.2
Primary Market Area Employment Sectors		II.5
Major Market Area Employers		II.5
Market Area Unemployment Data		II.7
Deposit Trends and Competition		II.7
Competition		II.9

CHAPTER THREE	PEER GROUP ANALYSIS

Peer Group Selection		III.1
Financial Condition		III.6
Income and Expense Components		III.8
Loan Composition		III.12
Credit Risk		III.14
Interest Rate Risk		III.14
Summary		III.17

RP® Financial, LC.	TABLE OF CONTENTS

ii

TABLE OF CONTENTS

CFSB Bancorp, Inc.

Quincy, Massachusetts

(continued)

PAGE
DESCRIPTION	NUMBER
CHAPTER FOUR VALUATION ANALYSIS

Introduction	IV.1
Appraisal Guidelines	IV.1
RP Financial Approach to the Valuation	IV.1
Valuation Analysis	IV.2
1. Financial Condition	IV.2
2. Profitability, Growth and Viability of Earnings	IV.4
3. Asset Growth	IV.5
4. Primary Market Area	IV.6
5. Dividends	IV.7
6. Liquidity of the Shares	IV.8
7. Marketing of the Issue	IV.9
A. The Public Market	IV.9
B. The New Issue Market	IV.15
C. The Acquisition Market	IV.17
8. Management	IV.18
9. Effect of Government Regulation and Regulatory Reform	IV.18
Summary of Adjustments	IV.18
Valuation Approaches: Fully-Converted Basis	IV.19
Basis of Valuation - Fully-Converted Pricing Ratios	IV.20
1. Price-to-Earnings (“P/E”)	IV.20
2. Price-to-Book (“P/B”)	IV.21
3. Price-to-Assets (“P/A”)	IV.24
Comparison to Publicly-Traded MHCs	IV.25
Comparison to Recent Offerings	IV.28
Valuation Conclusion	IV.29

RP® Financial, LC.	LIST OF TABLES iii

LIST OF TABLES

CFSB Bancorp, Inc.

Quincy, Massachusetts

TABLE
NUMBER	DESCRIPTION	PAGE
1.1	Historical Balance Sheets	I.6
1.2	Historical Income Statements	I.9

2.1	Summary Demographic Data	II.4
2.2	Primary Market Area Employment Sectors	II.5
2.3	Largest Private Employers in the Boston Metropolitan Area	II.6
2.4	Unemployment Trends	II.7
2.5	Deposit Summary	II.8
2.6	Market Area Deposit Competitors – As of June 30, 2020	II.9

3.1	Peer Group of Public Savings Institutions	III.3
3.2	Balance Sheet Composition and Growth Rates	III.7
3.3	Income as a Percent of Average Assets and Yields, Costs, Spreads	III.9
3.4	Loan Portfolio Composition and Related Information	III.13
3.5	Credit Risk Measures and Related Information	III.15
3.6	Interest Rate Risk Measures and Net Interest Income Volatility	III.16

4.1	Peer Group Market Area Unemployment Rates	IV.7
4.2	Pricing Characteristics and After-Market Trends	IV.16
4.3	Valuation Adjustments	IV.19
4.4	Public Market Pricing Versus Peer Group (Fully Converted Basis)	IV.22
4.5	Public Market Pricing Versus Peer Group (MHC Basis)	IV.23
4.6	Publicly-Traded MHCs (Fully Conv. Basis) versus the Peer Group	IV.26
4.7	Peer Group of MHC Institutions (Fully Converted Basis)	IV.27

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.1

I. OVERVIEW AND FINANCIAL ANALYSIS

Introduction

Colonial Federal Savings Bank (“Colonial” or the “Bank”), established in 1889, is a federally-chartered savings bank headquartered in Quincy, Massachusetts. The Company’s operations are conducted through the headquarters office location and three full-service branch offices, all of which are located within Norfolk County, Massachusetts. A map of Colonial’s branch office locations is provided in Exhibit I-1.

Colonial is a member of the Federal Home Loan Bank (“FHLB”) system and its deposits are insured up to the maximum allowable amount by the Federal Deposit Insurance Corporation (“FDIC”). As of June 30, 2021, Colonial had total assets of $338.9 million, total deposits of $284.6 million and total equity of $48.6 million equal to 14.36% of total assets. The Bank’s audited financial statements are included by reference as Exhibit I-2.

Plan of Reorganization and Minority Stock Issuance

On September 8, 2021, the Board of Directors of Colonial adopted the Plan of Reorganization and Minority Stock Issuance (the “Plan”). Pursuant to the Plan, Colonial will reorganize into the “two-tier” mutual holding company form of organization. In connection with the Plan, Colonial has organized a new Maryland stock holding company named CFSB Bancorp, Inc. (“CFSB Bancorp” or the “Company”), which will issue a majority of its common stock to a mutual holding company to be called 15 Beach MHC (the “MHC”) and sell a minority of its common stock to the public. When the reorganization and minority stock offering are completed, all of the outstanding capital stock of Colonial will be owned by Colonial. The MHC will own a controlling interest in the Company of     % and the Company will become a subsidiary of the MHC.

CFSB Bancorp will offer its common stock in a subscription offering to Eligible Account Holders, Tax-Qualified Plans including Colonial’s employee stock ownership plan (the “ESOP”) and 401(k) plan, and Supplemental Eligible Account Holders as such terms are defined for purposes of applicable regulatory guidelines governing stock offerings by mutual institutions. To the extent that shares remain available for purchase after satisfaction of all subscriptions received in the subscription offering, the shares may be offered for sale to members of the general public in a community offering and a syndicated or firm commitment offering. It is anticipated that     %

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.2

of the net proceeds from the stock offering will be invested in Colonial and the balance of the net proceeds will be retained by the Company.

At this time, no other activities are contemplated for the Company other than the ownership of the Bank and funding a loan to the newly-formed ESOP and reinvestment of the proceeds that are retained by the Company. In the future, Colonial may acquire or organize other operating subsidiaries, diversify into other banking-related activities, pay dividends or repurchase its stock, although there are no specific plans to undertake such activities at the present time.

The Plan provides for the establishment of a new charitable foundation (the “Foundation”). The Foundation’s contribution will be funded with 2% of the outstanding shares of common stock issued in the mutual holding company reorganization and $250,000 and a $250,000 cash contribution. The purpose of the Foundation is to provide financial support to charitable organizations in the communities in which Colonial operates and to enable those communities to share in the Company’s long-term growth. The Foundation will be dedicated completely to community activities and the promotion of charitable causes.

Strategic Overview

Colonial maintains a local community banking emphasis, with a primary strategic objective of meeting the borrowing and savings needs of its local customer base. Colonial’s historical operating strategy has been a traditional thrift operating strategy, in which lending has emphasized originating 1-4 family residential mortgage loans and funding has been largely generated through retail deposits. While the Bank’s business plan calls for continuing to originate 1-4 family loans for portfolio, the Bank will continue to originate other types of loans primarily including mortgage loans secured by commercial and multi-family properties. The Bank’s objective is to fund asset growth primarily through deposit growth, emphasizing growth of lower cost core deposits.

Investments serve as a supplement to the Bank’s lending activities and the investment portfolio is considered to be indicative of a low risk investment philosophy. As of June 30, 2021, the Bank’s holdings of investment securities consisted of mortgage-backed securities that are guaranteed or insured by government sponsored enterprises (“GSEs”) and U.S. Government agency obligations. The Bank also maintained a material part of its June 30, 2021, balance sheet in cash and equivalents including interest-bearing deposits in other financial institutions. The Bank’s lending and investment strategies have generally supported management of credit risk

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.3

exposure and, in recent years, the balance of non-performing assets have been at near zero levels.

Retail deposits have consistently served as the primary interest-bearing funding source for the Bank. Unlike a traditional thrift that relies on certificates of deposit, however, the Bank has successfully diversified its retail deposit into demand deposits, money market accounts and savings accounts which comprise approximately 61% of total deposits. The Bank utilizes borrowings as a supplemental funding source to facilitate management of funding costs and interest rate risk. Borrowing currently consist of FHLB advances.

Colonial’s earnings base is largely dependent upon net interest income and operating expense levels. The Bank has historically been effective in preserving its net interest income to average assets ratio. However, in fiscal 2020 and 2021, the Bank has experienced some net interest margin compression, due to such factors as the relatively flat yield curve and a shift in the Bank’s interest-earning asset mix towards a higher concentration of lower yielding cash and investments. Non-interest operating income has been a small contributor to the Bank’s earnings in recent years. Operating expenses have trended higher in recent years but remained in a relatively narrow range as a percent of average assets. Loan loss provisions have been at nominal levels reflecting that the Bank has had little or no non-performing assets and/or loan chargeoffs.

The post-offering business plan of the Bank is expected to remain consistent with current strategic objectives. Specifically, Colonial will continue to be an independent community-oriented financial institution with a commitment to lending in local markets with operations funded primarily by retail deposits. Moderate growth strategies will continue to be implemented within the context of managing the Bank’s exposure to risk.

The operating environment in 2020 and the first six months of 2021 posed significant challenges to the Bank and the entire world as a result of the global pandemic. As a result of the COVID-19 pandemic, the Bank initiated all of the recommended CDC and Commonwealth of Massachusetts protocols for safety. The Bank’s operation has adjusted to the new norms of ensuring the virus does not spread within the Bank, either through staff, customer or vendor interaction. As part of the strategic discussion, the backdrop of operations which have taken place for banks operationally and especially in customer action and interaction have been an impetus for the corporate restructuring into the mutual holding company form which will provide additional operating flexibility in the future from a capital and structural standpoint.

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.4

Accordingly, a key component of the Bank’s business plan is to complete a mutual-to-stock conversion offering. The Bank’s strengthened capital position will increase operating flexibility and facilitate implementation of planned growth strategies. Additionally, in the near term, the stock conversion offering will serve to substantially increase regulatory capital and liquidity. Colonial’s higher capital position resulting from the infusion of stock proceeds will also serve to reduce interest rate risk, particularly through enhancing the Bank’s interest-earning assets/interest-bearing liabilities (“IEA/IBL”) ratio. The additional funds realized from the stock offering will serve to raise the level of interest-earning assets funded with equity and, thereby, reduce the ratio of interest-earning assets funded with interest-bearing liabilities as the balance of interest-bearing liabilities will initially remain relatively unchanged following the conversion, which may facilitate a reduction in Colonial’s funding costs. Colonial’s strengthened capital position will also position the Bank to pursue expansion opportunities. Such expansion could potentially include acquiring another financial institution or acquiring additional branch offices to gain a market presence in nearby markets that are complementary to the Bank’s existing branch network. At this time, the Bank has no specific plans for expansion through acquisitions.

The projected uses of proceeds are highlighted below.

•

CFSB Bancorp, Inc. The Company is expected to retain 50% of the net offering proceeds. At present, funds at the Company level, net of the loan to the ESOP, are expected to be primarily invested initially into liquid funds held as a deposit at the Bank. Over time, the funds may be utilized for various corporate purposes, possibly including acquisitions, infusing additional equity into the Bank, repurchases of common stock, and the payment of regular and/or special cash dividends.

•

Colonial. Approximately 50% of the net stock proceeds will be infused into the Bank in exchange for all of the Bank’s newly issued stock. Cash proceeds (i.e., net proceeds less deposits withdrawn to fund stock purchases) infused into the Bank are anticipated to become part of general operating funds and are expected to be primarily utilized to fund loan growth over time.

Overall, it is the Bank’s objective to pursue growth that will serve to increase returns, while, at the same time, growth will not be pursued that could potentially compromise the overall risk associated with Colonial’s operations.

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.5

Balance Sheet Trends

Table 1.1 shows the Company’s historical balance sheet data for the past five years. From fiscal yearend June 30, 2017 through June 30, 2021, Colonial’s assets increased at a 3.39% annual rate. Asset growth was largely driven by growth in the cash and investment portfolio as loan growth was less than 1% annually over the last four fiscal years. A summary of Colonial’s key operating ratios for the past five years is presented in Exhibit I-3.

Colonial’s loans receivable portfolio has fluctuated in a narrow range from yearend 2017 through June 30, 2021, with the balance increasing modestly through the end of fiscal 2020 while decreasing in the most recent fiscal year as a result of heavy refinancing activity within the loan portfolio. Additionally, the Bank was impacted by comparatively modest loan demand for commercial loans in the COVID-19 pandemic environment. In addition, the loan portfolio composition has remained relatively stable over the last five fiscal years with the portfolio primarily comprised of permanent 1-4 family residential loans which equaled 79.15% of total loans as of the fiscal year ended June 30, 2021. The balance of the loan portfolio was primarily comprised of mortgage loans which have primarily consisted of a mix of multi-family and commercial mortgage loans as well as second mortgage and home equity loans secured by 1-4 family properties. The Bank also holds relatively small balances of consumer non-mortgage loans which totaled $2.1 million, or 1.2% of total loans.

The intent of the Company’s investment policy is to provide adequate liquidity and to generate a favorable return within the context of supporting Colonial’s overall credit and interest rate risk objectives. The Company is still evaluating options for the reinvestment of funds retained by the Company, one of which would be to place the funds on deposit with the Bank. Since yearend 2017, the Company’s level of cash and investment securities (inclusive of FHLB stock) ranged from a low of 36.07% of assets at yearend 2018 to a high of 43.70% of assets at yearend 2021, with the recent increase the result of significant deposit growth achieved in the COVID-19 pandemic operating environment coupled with limited loan growth.

As of June 30, 2021, the balance of cash and investments equaled $148.5 million or 43.84% of assets. Municipal and corporate bonds totaling $38.4 million and $38.1 million respectively, comprised the largest components of the investment portfolio and together, equaled 22.6% of the loan portfolio. Mortgage-backed securities totaling $28.0 million (8.3% of assets) were also a significant component of the investment portfolio at June 30, 2021. As of June 30, 2021, investments maintained as held to maturity totaled $105.1 and investments maintained as

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.6

Table 1.1

Colonial Federal Savings Bank

Historical Balance Sheet Data

											Compounded
	As of the Fiscal Year Ended June 30,										Annual
	2017		2018		2019		2020		2021		Growth Rate
	Amount	Pct(1)	Amount	Pct(1)	Amount	Pct(1)	Amount	Pct(1)	Amount	Pct(1)	Pct
	($000)	(%)	($000)	(%)	($000)	(%)	($000)	(%)	($000)	(%)	(%)
Total Amount of:
Assets	$296,400	100.00%	$298,924	100.00%	$298,924	100.00%	$308,764	100.00%	$338,854	100.00%	3.40%
Cash and equivalents	8,668	2.92%	7,873	2.63%	7,873	2.63%	15,790	5.11%	40,678	12.00%	47.18%
Securities available for sale	1,070	0.36%	756	0.25%	756	0.25%	524	0.17%	2,294	0.68%	21.00%
Securities held to maturity	104,202	35.16%	97,967	32.77%	97,967	32.77%	98,584	31.93%	105,114	31.02%	0.22%
Federal Home Loan Bank stock	934	0.32%	1,220	0.41%	1,220	0.41%	879	0.28%	453	0.13%	-16.55%
Loans receivable (net)	168,251	56.76%	177,330	59.32%	177,330	59.32%	179,043	57.99%	174,433	51.48%	0.91%
Fixed assets	2,836	0.96%	3,286	1.10%	3,286	1.10%	3,096	1.00%	3,459	1.02%	5.09%
BOLI	8,320	2.81%	8,553	2.86%	8,553	2.86%	8,783	2.84%	9,250	2.73%	2.68%
Other Assets	2,119	0.71%	1,939	0.65%	1,939	0.65%	2,065	0.67%	3,173	0.94%	10.62%

Deposits	$245,941	82.98%	$242,490	81.12%	$242,490	81.12%	$251,151	81.34%	$284,634	84.00%	3.72%
FHLB advances	5,000	1.69%	8,774	2.94%	8,774	2.94%	7,719	2.50%	918	0.27%	-34.54%
Other liabilities	3,828	1.29%	4,191	1.40%	4,191	1.40%	4,476	1.45%	4,657	1.37%	5.02%

Stockholders’ equity	$41,631	14.05%	$43,469	14.54%	$43,469	14.54%	$45,418	14.71%	$48,645	14.36%	3.97%
Tangible stockholders’ equity	$41,631	14.05%	$43,469	14.54%	$43,469	14.54%	$45,418	14.71%	$48,645	14.36%	3.97%

Net Unrealized Gain/(Loss) on Investment/MBS Available for Sale	$25	0.01%	$19	0.01%	$19	0.01%	$10	0.00%	$17	0.01%	—

Loans/Deposits		68.41%		73.13%		73.13%		71.29%		61.28%
Offices Open	4		4		4		4		4

(1)	Ratios are as a percent of ending assets.

Source:  Preliminary prospectus; audited financial statements and RP Financial calculations.

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.7

available for sale totaled $2.3 million. Investments maintained as available-at June 30, 2021 had a net unrealized gain of $23,000 while held-to-maturity investments had an unrealized gain equal to $2.3 million. Exhibit I-4 provides historical detail of the Bank’s investment portfolio. As of June 30, 2021, the Bank also held $40.3 million of cash and cash equivalents and $453,000 of FHLB stock.

The Bank also maintains an investment in bank-owned life insurance (“BOLI”) policies, which cover the lives of certain officers and Trustees of the Bank. The life insurance policies earn tax-exempt income through cash value accumulation and death proceeds. As of June 30, 2021, the cash surrender value of the Bank’s BOLI equaled $9.3 million.

Since yearend 2017, Colonial’s funding needs have been addressed through a combination of deposits, borrowings and internal cash flows. From yearend 2017 through June 30, 2021, the Bank’s deposits increased at a 3.72% annual rate. Deposits as a percent of assets increased from 82.98% at yearend 2017 to 84.00% at June 30, 2021. Deposits growth was sustained throughout the period covered in Table 1.1. Deposit growth trends in recent years reflect that deposit growth has primarily consisted of core deposits and, to a lesser extent, growth certificates of deposit (“CDs”). Core deposits comprised 60.80% of total deposits at June 30, 2021, versus 60.51% of total deposits at June 30, 2017, which reflects only nominal change.

Borrowings serve as an alternative funding source for the Bank to address funding needs for growth and to support management of deposit costs and interest rate risk. From yearend 2017 through the fiscal year ended June 30, 2021, borrowings were at modest levels peaking at $8.8 million as of June 30, 2018 and 2019, but had diminished to $918,000 or 0.27% of assets as of June 30, 2021. Borrowings currently held by the Bank consist of FHLB advances.

The Bank’s equity increased at a 3.94% annual rate from yearend 2017 through June 30, 2021, which was largely related to retention of earnings. A stronger rate of equity growth relative to asset growth since yearend 2017 provided for an increase in the Bank’s equity-to-assets ratio from 14.05% at yearend 2017 to 14.36% at June 30, 2021. Based on the foregoing, the Bank has a very strong capital position even before the proceeds to be realized from the Minority Stock Issuance. The addition of stock proceeds will serve to strengthen the Bank’s capital position, as well as support growth opportunities. At the same time, the increase in Colonial’s pro forma capital position will initially depress its ROE.

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.8

Income and Expense Trends

Table 1.2 shows the Bank’s historical income statements for the past five fiscal years through June 30, 2021. The Bank’s reported earnings have reflected a declining trend over the last five fiscal years notwithstanding the modest balance sheet growth realized over the period. In this regard, net income has declined from $2.0 million or 0.69% of average assets during 2017 to a low of $1.4 million or 0.42% of average assets in fiscal 2021.

Net interest income and operating expenses represent the primary components of the Bank’s recurring earnings, while non-operating income has been a limited contributor to the Bank’s earnings. Loan loss provisions have had a modest impact on the Bank’s earnings over the past five years. Non-operating gains and losses generally have been negligible and thus, Colonial’s operations are primarily reliant on core operations. In view of the traditional thrift business model employed by Colonial, earnings are driven the difference between net interest income and operating expenses. The declining earnings trend, notwithstanding asset growth realized over the last five fiscal years, reflects the impact of low interest rates and loan portfolio shrinkage, both of which have contributed to declining asset yields and spread compression.

During the period covered in Table 1.2, the Bank’s net interest income to average assets ratio has diminished from a fiscal year end peak level of $8.1 million or 2.73 percent of average assets to only $7.4 million, or 2.16% of average assets as of the 2021 fiscal year end. The downward trend in the Bank’s net interest income ratio since 2017 has been primarily due to two factors as follows: (1) limited growth in the loan portfolio which has limited the Bank’s yield potential and in recent periods; and (2) historically low interest rates have resulted in the loan portfolio repricing downward faster than funding costs (which are at near zero rates).

The impact of spread compression is revealed in the yield/cost data shown in Exhibit I-5, which shows that Colonial’s spreads decreased from 2.28% in fiscal 2020, to 2.15% in fiscal 2021. Moreover, during this period, the Bank’s average yield on interest-earnings assets diminished by 44 basis points whereas the cost of funds declined by 32 basis points over the corresponding timeframe.

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.9

Table 1.2

Colonial Federal Savings Bank

Historical Income Statements

	For the Fiscal Year Ended June 30,
	2017		2018		2019		2020		2021
	Amount	Pct(1)	Amount	Pct(1)	Amount	Pct(1)	Amount	Pct(1)	Amount	Pct(1)
	($000)	(%)	($000)	(%)	($000)	(%)	($000)	(%)	($000)	(%)
Interest Income	$9,197	3.13%	$9,758	3.28%	$9,972	3.34%	$10,370	3.31%	$9,482	2.86%
Interest Expense	(1,448)	-0.49%	(1,645)	-0.55%	(2,049)	-0.69%	(2,715)	-0.87%	(2,076)	-0.63%

Net Interest Income	$7,749	2.64%	$8,113	2.73%	$7,923	2.65%	$7,655	2.44%	$7,406	2.23%
Provision for Loan Losses	(106)	-0.04%	(180)	-0.06%	(60)	-0.02%	(50)	-0.02%	(60)	-0.02%

Net Interest Income after Provisions	$7,643	2.60%	$7,933	2.67%	$7,863	2.63%	$7,605	2.43%	$7,346	2.22%

Other Income	667	0.23%	677	0.23%	681	0.23%	648	0.21%	643	0.19%
Operating Expense	(5,737)	-1.95%	(6,061)	-2.04%	(6,271)	-2.10%	(6,252)	-2.00%	(6,351)	-1.92%

Net Operating Income	$2,573	0.88%	$2,549	0.86%	$2,272	0.76%	$2,001	0.64%	$1,638	0.49%

Non-Operating Income/Expense
Gain(Loss) on Sale/Impair of Investments	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%	$0	0.00%

Income/(Loss) Before Tax	$2,573	0.88%	$2,549	0.86%	$2,272	0.76%	$2,001	0.64%	$1,638	0.49%
Income Tax Provision (Benefit)	(547)	-0.19%	(696)	-0.23%	(316)	-0.11%	(278)	-0.09%	(246)	-0.07%

Net Income (Loss)	$2,026	0.69%	$1,853	0.62%	$1,956	0.65%	$1,723	0.55%	$1,392	0.42%

Expense Coverage Ratio (2)	135.1%		133.9%		126.3%		122.4%		116.6%
Efficiency Ratio (3)	68.2%		69.0%		72.9%		75.3%		78.9%
Effective Tax Rate Cost (Benefit)	-21.3%		-27.3%		-13.9%		-13.9%		-15.0%
Return on Equity	2.28%		2.90%		3.95%		5.47%		3.85%

(1)	Ratios are as a percent of average assets.
(2)	Expense coverage ratio calculated as net interest income before provisions for loan losses divided by operating expenses.
(3)	Efficiency ratio calculated as op. exp. divided by the sum of net int. inc. before prov. for loan losses plus other income (excluding net gains).

Source:  Preliminary prospectus; audited financial statements and RP Financial calculations.

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.10

Non-interest operating income has historically been a modest contributor to the Bank’s income statement and averaged 0.21% of average assets for the most recent three fiscal years and equaled only 0.19% of average assets for the fiscal year ended June 30, 2021. Most of this income is gained from deposit account fees and the BOLI investment income. Importantly, the limited fee income is reflective of the traditional thrift business model employed by the Bank where the majority of income is generated through net interest income. Given recent trends with regard to market interest rate levels which have limited the Bank’s spreads, earnings have diminished as a result.

Operating expenses represent the other major component of the Bank’s income statement, and as shown in Table 1.2, and reflect the limited cost inherent in Colonial’s traditional thrift operating strategy. Operating expenses have increased modestly in dollar terms since the end of fiscal 2017, increasing from $5.7 million, or 1.95% of average assets to a level of $6.4 million or 1.92% of average assets in fiscal 2021. Upward pressure will be placed on the Bank’s expense ratio following the stock offering, due to expenses associated with operating as a publicly-traded company, including expenses related to the stock benefit plans, auditing and legal costs.

Overall, during the past five years, the Bank’s expense coverage ratios (net interest income divided by operating expenses) declined continuously, from a high of 135.1% in fiscal 2017, to 116.6% in fiscal 2021. Similarly, the Bank’s efficiency ratio (operating expenses as a percent of the sum of net interest income and other operating income) reflected an adverse trend in core earnings, increasing from 68.2% in fiscal 2017, to 78.9% in fiscal 2021.

During the period covered in Table 1.2, the amount of loan loss provisions established has been very low, as the Bank’s has experienced favorable asset quality and loan chargeoffs have been minimal. For the twelve months ended June 30, 2021, the Bank reported loan loss provisions of $60,000 or 0.02% of average assets. As of June 30, 2021 the Bank maintained loan loss allowances of $1.7 million, equal to 0.98% of total loans receivable. The Bank does not have any non-accrual, classified or criticized loans as of June 30, 2021. Exhibit I-6 sets forth the Bank’s loan loss allowance activity for the past two years.

Over the past five years, the Bank’s effective tax rate ranged from a 12.1% during 2021 to a high of 27.3% during fiscal 2017. The relatively high effective tax rates recorded for 2017 includes a reduction in the value of the Bank’s deferred tax assets and a corresponding charge to income tax expense of $212,000, as the result of the reduction in the Bank’s federal marginal

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.11

tax rate from 34% to 21%. The Bank’s marginal effective federal tax rate is 21% while corporate earnings are taxed at an effective rate of 9%, with exception of income in the securities corporation which is taxed at a lower rate of 1.32%, both of which are deductible expenses for federal income tax purposes. For purposes of estimating the pro forma impact of the conversion offering, we have assumed a 25.08% effective rate consistent with the prospectus disclosure.

Interest Rate Risk Management

Colonial’s balance sheet is asset-sensitive in the shorter-term and, thus, the net interest margin will typically be favorably affected during periods of rising and higher interest rates. Colonial measures its interest rate risk exposure by use of the economic value of equity (“EVE”) methodology, which provides an analysis of estimated changes in the Bank’s EVE under the assumed instantaneous changes in the U.S. treasury yield curve. Utilizing figures as of June 30, 2021, based on a 2.0% instantaneous and sustained increase in interest rates, the EVE model indicates that the Bank’s EVE would decrease by 11.4% (see Exhibit I-7).

The Bank pursues strategies to manage interest rate risk, particularly with respect to seeking to limit the repricing mismatch between interest rate sensitive assets and liabilities. The Bank manages interest rate risk from the asset side of the balance sheet through diversifying into other types of lending beyond 1-4 family permanent fixed rate mortgage loans such as originating commercial real estate, commercial business and construction/land loans, all of which have shorter terms to repricing or maturity and carry higher interest rates. On the liability side of the balance sheet, management of interest rate risk has been pursued through attempting to retain the balance of deposits in lower cost and less interest rate sensitive transaction and savings accounts and attempting to lengthen the term-to-maturity of the CD portfolio. The Bank has also lengthened the term-to-maturity of the borrowings portfolio, to the extent possible. Core deposits, which consist of transaction and savings accounts, comprised 60.8% of the Bank’s deposits at June 30, 2021. As of June 30, 2021, of the Bank’s total loans due after June 30, 2022, ARM loans comprised 21.4% of those loans (see Exhibit I-8). In addition, the Bank maintains a notable balance of cash and cash equivalents, which provide for short-term to maturity funds on the balance sheet. Finally, the Bank maintains an equity position of over 14% of assets on a pre-offering basis, representing interest-free funds that can be used to fund earning assets. The infusion of stock proceeds will serve to further limit the Bank’s interest rate risk exposure, as most of the net proceeds will be redeployed into interest-earning assets and the increase in the Bank’s equity will lessen the proportion of interest rate sensitive liabilities funding assets.

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.12

There are numerous limitations inherent in interest rate risk analyses such as the credit risk of Bank’s loans pursuant to changing interest rates. Additionally, such analyses do not measure the impact of changing spread relationships, as interest rates among various asset and liability accounts rarely move in tandem, as the shape of the yield curve for various types of assets and liabilities is constantly changing in response to investor perceptions and economic events and circumstances.

Lending Activities and Strategy

Colonial operates two principal lending activities: (1) the origination of 1-4 family residential first and second position mortgage loans, with the first position fixed rate loans mostly sold in the secondary market; and, (2) commercial real estate/multifamily/commercial and industrial/construction lending as part of a commercial lending focus. The overall lending strategy is to diversify its overall loan portfolio, shorten the term-to-maturity or repricing, and increase the overall yield earned on loans. Details of the Bank’s loan portfolio composition are shown in Exhibit I-9, while Exhibit I-10 provides details of the Bank’s loan portfolio by contractual maturity date.

Residential Real Estate Lending

Colonial’s historical lending focus has been the origination of first position 1-4 family residential real estate loans. As of June 30, 2021, residential first and second position mortgage loans equaled $139.7 million, or 79.2% of total loans. The majority of the residential mortgage portfolio is fixed rate as adjustable loans totaled only $9.5 million or 6.8% of total residential loans. As shown in Exhibit I-9, the balance of residential mortgage loans has decreased since June 30, 2020, as low interest rates have provided the impetus for mortgage borrowers to refinance, often with other lenders including mortgage bankers and brokers.

Colonial’s first mortgage loans are generally underwritten to Fannie Mae or Freddie Mac origination guidelines and thus are deemed to be “conforming” loans with terms of 10 to 30 years. Most of the 1-4 family mortgage loans are secured by residences in the Colonial’s market, along with contiguous areas in eastern Massachusetts. Loan-to-value ratios (“LTV”) of mortgage loans are generally limited to an 80% LTV, whichever is lower, or up to 100% if the loans carry private mortgage insurance. Adjustable rate loans have an initial fixed interest rate period of one, three or five years, followed by annual adjustments to the interest rate, with a 2% period cap on changes in interest rates and a 6% lifetime interest rate cap. Colonial does not offer “interest

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.13

only” “negative amortization”, subprime or Alt-A loans, which have higher risk underwriting characteristics.

Second Mortgage and Home Equity Loans

As an adjunct to residential lending, the Bank also has a small portfolio of second mortgages and home equity lines of credit which totaled $2.5 million, or 1.4% of the Bank’s loan portfolio as of June 30, 2021. Second mortgages loans and home equity lines of credit are multi-purpose loans used to finance various home or personal needs, where a one- to four-family primary or secondary residence serves as collateral. Colonial generally originates home equity lines of credit on owner-occupied properties with adjustable rates of interest based on the Prime Rate plus a margin. The Bank generally originates home equity lines of credit with a maximum loan-to-value ratio of 80% (including the value of the underlying mortgage loan) and with terms of up to 20 years.

Commercial Real Estate/Multi-Family Lending

As of June 30, 2021, commercial real estate/multi-family loans totaled $32.2 million, or 18.3% of the total loan portfolio, which reflects a reduction from the aggregate balance of $36.6 million as of the prior fiscal year end. Overall, the relative proportion of commercial and multi-family loans to total loans has remained relatively stable over the last five fiscal years.

Commercial real estate loans (“CRE”) totaled $16.4 million as of June 30, 2021. The Bank’s commercial real estate loans are generally secured by office and industrial buildings, warehouses, small retail facilities and restaurants within its markets and are most typically originated with adjustable interest rates. Multi-family loans, which totaled $15.9 million as of June 30, 2021, are typically secured by properties consisting of five or more rental units, with the properties within the lending primary market area.

Commercial real estate loans originated by the Bank are primarily adjustable rate as adjustable rate loans totaled $13.1 million, or 79.8% of commercial real estate loans had adjustable rates as of June 30, 2021. Interest rates on adjustable-rate commercial real estate loans adjust and generally are fixed for the first five years of the loan and adjust annually thereafter based on the U.S. Treasury one-year constant maturity rate, plus a margin.

Multi-family real estate loans are generally secured by properties consisting of five or more rental units in eastern Massachusetts. The Bank offers multi-family real estate loans with terms of up to 30 years and emphasizes adjustable rate loans which totaled $13.6 million,

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.14

or 85.9% of multi-family real estate loans as of June 30, 2021. Interest rates on adjustable-rate multi-family real estate loans adjust and the interest rate is generally indexed to the one-year U.S. Treasury constant maturity rate, plus a margin.

Commercial and multi-family mortgage loans are generally priced at a higher rate of interest, have larger balances and involve a greater risk profile than 1-4 residential mortgage loans. In addition, the payments on commercial and multi-family mortgage loans are dependent on successful operations and management of the property. When originating income producing property loans, the Bank evaluates the qualifications and financial condition of the borrower, as well as the value and condition of the property securing the loan. The Bank will also generally require and obtain personal guarantees from the principals.

Consumer Lending (including HELOCs)

To a minor extent, Colonial originates personal consumer loans to individuals who reside or work in the Bank’s market area, including loans secured by home equity lines of credit and personal consumer loans. As of June 30, 2021, personal consumer loans totaled $0.6 million and consisted mostly of new and used automobile loans, and loans secured by CDs. The Bank offers such loans as a convenience to customers and does not emphasize such loans. These loans help to expand and create stronger customer relationships and opportunities for cross-marketing. Consumer loans have greater risk compared to mortgage loans, due to their dependence on the borrower’s continuing financial stability.

At June 30, 2021, home equity lines of credit totaled $1.6 million in outstanding balances. The underwriting standards utilized for home equity lines of credit include a determination of the applicant’s credit history, an assessment of the applicant’s ability to meet existing obligations and payments on the proposed loan and the value of the collateral securing the loan. Home equity lines of credit are offered with a loan-to-value ratio up to 80%. Colonial’s home equity lines of credit are generally 10-year balloon loans. The Bank’s home equity lines of credit have adjustable rates of interest which are indexed to the prime rate of interest.

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.15

Loan Originations, Purchases and Sales

All lending activities are conducted by bank personnel located at the office locations, underwritten pursuant to bank policies and procedures. Loan sources typically include loan officers, marketing efforts, the existing customer base, walk-in customers and referrals from real estate brokers, builders and attorneys. The Bank generally originates loans for portfolio and has not sold loans over the last several fiscal years.

Colonial has also periodically purchased participation loans from other financial institutions in the market area, primarily within the state of Massachusetts. Such loans are underwritten according to the Bank’s underwriting criteria and procedures. At June 30, 2021, the outstanding balances of loan participations totaled $2.6 million or 2.1% of the loan portfolio, which consisted of five borrower relationships secured by commercial and multi-family mortgage loans

Asset Quality

Historically, the Company’s credit quality measures have implied relatively limited credit risk exposure, given the focus on 1-4 family permanent mortgage loans and conservative loan underwriting practices. Further, most loans are secured by property in the local market area. As of the end of the last two fiscal years, Colonial has had a zero level of non-performing assets (“NPAs”) (see Exhibit I-11 for details with respect to the Company’s asset quality). Balances of OREO have been minimal, and there have been zero balances of accruing troubled debt restructured loans.

Colonial maintains allowances for loan and lease losses (“ALLL”) to recognize probable losses associated with the loan portfolio. For the year ended June 30, 2021, the ratio of allowances to total loans equaled 0.98%. Given the lack of NPAs, the reserve coverage ratios are not meaningful (See Exhibit I-6 for details with respect to the Bank’s valuation allowances and loan charge-offs).

The overall level of NPAs remains low and loan charge-offs have been limited, reflective of Colonial’s conservative lending operations. The Bank’s management reviews and classifies loans on a monthly basis and establishes loan loss provisions based on the overall quality, size, and composition of the loan portfolio, as well as other factors such as historical loss experience, industry trends, and local real estate market and economic conditions

RP® Financial, LC.	OVERVIEW AND FINANCIAL ANALYSIS I.16

Funding Composition and Strategy

Colonial has traditionally utilized both deposits and borrowings as funding sources. At June 30, 2021, deposits equaled $284.6 million. Exhibit I-12 sets forth the Bank’s deposit composition since June 30, 2020 and Exhibit I-13 provides the maturity composition of the certificate of deposit (“CD”) portfolio at June 30, 2021 for all CDs. CDs constitute the largest portion of the Bank’s deposit base, totaling 39.2% of deposits at June 30, 2021 versus 47.1% of deposits as of June 30, 2020. Checking and savings accounts equaled $173.1 million, or 60.8% of total deposits as of June 30, 2021, versus $146.7 million, or 52.9% of total deposits at June 30, 2020.

Colonial has historically utilized borrowed funds as a funding source, and such borrowings totaled only $918,000 as of June 30, 2021 with the funds used to support short term funding and liquidity objectives.

Subsidiary Activities

Colonial has one subsidiary, Beach Street Securities Corporation, which was incorporated in Massachusetts in 1997 to buy, sell and hold investments for its own account. Upon completion of the reorganization, Colonial will become the wholly-owned subsidiary of CFSB Bancorp, Inc.

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.1

II. OPERATING ENVIRONMENT AND MARKET AREA

Introduction

Colonial conducts operations out of a main office and corporate headquarters in Quincy, Massachusetts, and three full services branch offices in Quincy, Weymouth and Holbrook, Massachusetts. All of the Bank’s facilities are located in Norfolk County, which is located directly south of the city of Boston, Massachusetts. The county includes twenty-eight eastern Massachusetts communities, all of which are residential suburbs of Boston. Norfolk County is also the wealthiest county in Massachusetts, indicative of a strong economy relative to other nearby areas.

The Bank focuses on providing personal service while meeting the needs of its retail and business customer base, emphasizes personalized banking services to retail customers and offers a broad array of deposit services including demand deposits, regular savings accounts, money market deposits, certificates of deposit and individual retirement accounts. Lending operations are focused on real estate secured lending, including residential mortgage lending/mortgage banking and real estate secured commercial lending.

Future business and growth opportunities will be partially influenced by economic and demographic characteristics of the regional markets, particularly the future growth and stability of the regional economy, and the nature and intensity of the competitive environment for financial institutions. These factors outlined herein have been considered in the analysis of the Bank’s pro forma market value.

Primary Market Area Overview

The primary market area for business operations is the eastern portion of the Commonwealth of Massachusetts, which includes the Boston metropolitan statistical area (the “Boston MSA”). To a much lesser extent, the Bank conducts business (primarily lending) in contiguous areas. Eastern Massachusetts is a relatively well-developed area settled in the early part of the country’s history that has a wide range of new and old housing and commercial building stock. Geographically, the market area covers a small area, and thus the Bank’s current branch office network provides access to a material portion of the statewide population base. Such operations are essentially limited to the southern portion of the Boston MSA (the region containing all of the Bank’s offices) and the southeastern region of Massachusetts.

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.2

The market area served by the Company, characterized primarily as the Boston MSA, has a highly developed and diverse economy, with the region’s many colleges and universities serving to attract industries in need of a highly skilled and educated workforce. Healthcare, high-tech and financial services companies constitute major sources of employment in the regional market area, as well as the colleges and universities that populate the Boston MSA. Tourism also is a prominent component of market area’s economy, as Boston annually ranks as one of the nation’s top tourist destinations.

Colonial holds a small market share of deposits in the primary market area, given its asset size, number and size of competitors and the overall population base, and thus has potential for additional growth. Similar to other areas of the country, Colonial operates in a competitive environment and competes with a number of national, regional and locally-based financial institutions. In addition, the Bank faces competition from mortgage banking companies, consumer finance companies, investment houses, mutual funds, insurance companies and other financial intermediaries. Competitive factors have intensified with the growth of electronic delivery systems.

Market Area Demographics

As shown in Table 2.1, Norfolk County, where all of the Bank’s branches are located, reported a population of 711,000 as of 2021, has increased over the last five years at a 0.5% annual rate and is projected to continue to increase at the same rate over the next six years. The Boston MSA’s population size reached 4.9 million in 2021, also increasing at a 0.5% annual rate over the past five years. These growth rates are in line with recent and expected statewide and national population growth rates. This represents a favorable statistic for financial institutions such as Colonial, as the demand for personal financial services may likely improve in the near term future. Additional detail regarding the demographic trends of the local market has been included in Table 2.1.

Similar to the population trends noted above, the number of households also recorded an increase in Norfolk County from 2016 to 2021, with the growth rate of 0.4% while Boston MSA’s household growth rate was slightly higher at 0.5%, reflecting a nationwide trend towards smaller household sizes. Households are also projected to increase at the same rate over the next five years. Norfolk County’s historical and projected changes in households were also similar to the levels reported by the state of Massachusetts and the United States. The population base in Norfolk County is also somewhat older than Massachusetts and the nation, as Norfolk County

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.3

reported a slightly lower proportion of residents between the ages of 0 and 34, and a higher proportion of residents above 34 years of age, as compared to state and nationwide aggregates.

Reflecting the above mentioned high levels of personal income, Norfolk County’s median household income was notably higher than both the statewide and nationwide averages. Similarly, per capita income levels were highest in Norfolk County, indicative of the more urban nature of the county as well as the wealth of the market. Median household income in Norfolk County equaled $108,468 in 2021, while the state’s median income was $87,126. Projected increases in median household income and per capita income for Norfolk County approximate the projected rates for the state and nation over the next five years, indicating a continuation of a high level of financial strength to the area. As for the Boston metropolitan area, per capita income levels reached $55,237, higher than both statewide and nationwide income levels, yet still below Norfolk County equal to $60,544. Household income distribution figures presented in Table 2.1 support these higher income statistics, as Norfolk County maintained a significantly higher percentage of households with income higher than $100,000. For example, 53.4% of the residents of Norfolk County reported incomes in excess of $100,000, versus 44.1% for the Commonwealth of Massachusetts and 32.7% for the nation.

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.4

Table 2.1

Colonial FSB

Summary Demographic Data

	Year			Growth Rate
	2016	2021	2026	2016-2021	2021-2026
				(%)	(%)
Population (000)
USA	322,431	330,946	340,574	0.5%	0.6%
Massachusetts	6,810	6,928	7,085	0.3%	0.4%
Boston-Cambridge-Newton, MA-NH	4,790	4,908	5,042	0.5%	0.5%
Norfolk, MA	699	711	729	0.4%	0.5%

Households (000)
USA	122,265	125,733	129,596	0.6%	0.6%
Massachusetts	2,661	2,721	2,792	0.4%	0.5%
Boston-Cambridge-Newton, MA-NH	1,864	1,920	1,980	0.6%	0.6%
Norfolk, MA	269	275	283	0.4%	0.5%

Median Household Income ($)
USA	55,551	67,761	73,868	4.1%	1.7%
Massachusetts	69,807	87,126	96,373	4.5%	2.0%
Boston-Cambridge-Newton, MA-NH	76,046	96,785	107,822	4.9%	2.2%
Norfolk, MA	88,926	108,468	118,393	4.1%	1.8%

Per Capita Income ($)
USA	30,002	37,689	41,788	4.7%	2.1%
Massachusetts	38,791	50,520	56,238	5.4%	2.2%
Boston-Cambridge-Newton, MA-NH	42,009	55,237	61,516	5.6%	2.2%
Norfolk, MA	47,509	60,544	65,959	5.0%	1.7%

2021 Age Distribution (%)	0-14 Yrs.	15-34 Yrs.	35-54 Yrs.	55-69 Yrs.	70+ Yrs.
USA	18.3	26.8	25.1	18.4	11.4
Massachusetts	16.0	27.0	25.5	19.6	11.9
Boston-Cambridge-Newton, MA-NH	16.1	27.4	26.0	19.1	11.3
Norfolk, MA	16.7	25.1	26.1	20.0	12.1

2021 HH Income Dist. (%)	Less Than 25,000	$25,000 to 50,000	$50,000 to 100,000	$100,000+
USA	18.0	20.3	29.0	32.7
Massachusetts	15.6	15.3	25.0	44.1
Boston-Cambridge-Newton, MA-NH	14.2	13.4	23.8	48.6
Norfolk, MA	11.2	12.0	23.5	53.4

Source:	S&P Global Market Intelligence.

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.5

Primary Market Area Employment Sectors

Table 2.2 provides an overview of employment by economic sector for the Commonwealth of Massachusetts, the Boston Metropolitan Area and Norfolk County. As shown, Massachusetts, the Boston MSA and Norfolk County reported the largest proportions of employment in services, education and healthcare, finance and wholesale/retail trade, indicative of a relatively diversified employment base. Overall, the distribution of employment exhibited in the primary market area is indicative of a diverse economic environment, and the employment base is thus not deemed to be overly dependent on a single economic sector.

Table 2.2

Colonial FSB

Primary Market Area Employment Sectors

(Percent of Labor Force)

Employment Sector	Massachusetts	Boston-Cambridge- Newton, MA-NH	Norfolk, MA
	(%)
Services	26.6%	28.1%	27.9%
Education,Healthcare, Soc. Serv.	28.3%	27.4%	28.3%
Government	1.8%	1.9%	2.1%
Wholesale/Retail Trade	10.9%	10.6%	8.1%
Finance/Insurance/Real Estate	15.7%	15.8%	17.3%
Manufacturing	4.6%	4.6%	4.6%
Construction	5.6%	5.3%	5.5%
Information	2.2%	2.5%	2.5%
Transportation/Utility	3.9%	3.6%	3.6%
Agriculture	0.4%	0.3%	0.2%

	100.0%	100%	100%

Source: S&P Global Market Intelligence

Major Market Area Employers

Table 2.3 below presents a list of the major private employers in the Boston MSA. In addition, the Federal, state and local governments As shown, the specific companies include various economic sectors such as health care, education, services, retail and technology. These economic sectors generally contain higher-income jobs that provide support for the local economy.

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.6

Table 2.3

Colonial Federal Savings Bank

Largest Private Employers in the Boston Metropolitan Area

Rank	Employer	City	Number of Employees
1	Massachusetts General Hospital	Boston	16,999
2	Brigham & Women’s Hospital	Boston	13,303
3	Dan Farber Cancer Institute	Boston	10,000
4	Raytheon Systems Intl Co	Andover	10,000
5	U Mass System Admin Ofc	Worcester	10,000
6	Coldwell Banker Realty	Lexington	8,200
7	Boston Children’s Hospital	Boston	8,000
8	Beth Israel Deaconess Med Ctr	Boston	7,743
9	Umass Memorial Medical Ctr	Worcester	7,033
10	Staples Inc	Framingham	6,600
11	Massachusetts Bay Trnsprtn	Boston	6,001
12	Mass General For Child	Salem	5,800
13	Lahey Hospital & Medical Ctr	Burlington	5,787
14	Boston Medical Ctr Corp	Boston	5,335
15	Boston University Sch-Medicine	Boston	5,000
16	Dell EMC Corp	Hopkinton	5,000
17	Floating Hospital For Children	Boston	5,000
18	Southcoast Wound Care Ctr	Fall River	4,134
19	Dana-Farber Cancer Institute	Boston	4,098
20	Cape Cod Healthcare Inc	Hyannis	4,000
21	GE Aviation	Lynn	4,000
22	Massachusetts Institute-Tech	Lexington	4,000
23	Sensata Technologies Inc	Attleboro	4,000
24	Medical Information Tech Inc	Westwood	3,700
25	Mit Lincoln Laboratory	Lexington	3,535
26	Tufts Medical Ctr	Boston	3,527
27	State Street Corp	Boston	3,500
28	Cambridge Health Alliance	Cambridge	3,296
29	Boston Police Dept	Boston	3,000
30	Boston University Gotlieb	Boston	3,000
31	Genesis Hr Solutions	Burlington	3,000
32	Houghton Mifflin Harcourt Co	Boston	3,000
33	Jamaica Plain VA Medical Ctr	Jamaica Plain	3,000
34	Kronos Inc	Lowell	3,000
35	Smith & Nephew	Andover	3,000
36	Tufts Associated Health Plans	Watertown	3,000
37	USPS	Boston	2,800
38	Depuy Inc	Raynham	2,600
39	North Reading School District	North Reading	2,600
40	Bose Corp	Framingham	2,500

Source:    www.careerinfonet.org

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.7

Market Area Unemployment Data

Comparative unemployment rates for Boston MSA and Norfolk County as well as for the U.S. and the Commonwealth of Massachusetts are shown in Table 2.4. The unemployment data reveals that the respective June 2021 unemployment rates for Norfolk County and Massachusetts of 4.9% and 5.4% were lower than the U.S. unemployment rate of 6.1%, indicating a somewhat more favorable economic environment. Moreover, all geographic areas showed marked improvement over the last year which where the impact of the pandemic caused unemployment to surge on a temporary basis. At the same time, the reduction in unemployment rates while not at pre-pandemic levels has been relatively favorable.

Table 2.4

Colonial FSB

Unemployment Trends

	Unemployment Rate		Net
Region	June 2020	June 2021	Change
USA	11.2%	6.1%	-5.1%
Massachusetts	14.8%	5.4%	-9.4%
Boston-Cambridge-Newton, MA-NH	14.2%	5.0%	-9.2%
Norfolk, MA	14.2%	4.9%	-9.3%

Source:  S&P Global Market Intelligence

Deposit Trends and Competition

The competitive environment for financial institution products and services on a national, regional and local level can be expected to become even more competitive in the future. Consolidation in the banking industry provides economies of scale to the larger institutions, while the increased presence of investment options provides consumers with attractive investment alternatives to financial institutions.

Table 2.5 displays deposit market trends and deposit market share, respectively, for commercial banks and savings institutions for the Commonwealth of Massachusetts and the Bank’s market area of Norfolk County and Boston MSA from June 30, 2015 to June 30, 2020. Deposit growth trends are important indicators of a market area’s current and future prospects for growth. Massachusetts’s financial institution deposits increased at an annualized rate of 6.1% over the five year time period shown in Table 2.5, with commercial banks increasing deposits at

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.8

an annual rate of 6.1%, while savings and loan associations recorded an annual decline of 5.7. Commercial banks dominate the deposit market in Massachusetts, and as of June 30, 2021, commercial banks held a market share of 82.2% of total bank and thrift deposits.

Within Norfolk County, the table indicates that total deposits from 2015 to 2020 increased at an annual rate of 7.2%, a modest faster growth rate than the state as a whole. The specific data indicated that most competitors in the county experienced increases in deposits over the five year period, indicating a level of strength to the general economic, demographic and banking environment. Colonial recorded an increase in deposits at an annual rate of 3.7%, while savings institutions overall recorded an annualized increase of 2.1% in the same time period. As of June 30, 2021, the Bank’s deposit market share of total Norfolk County deposits was 0.8%, a decline from 1.0% as of June 30, 2015.

Colonial’s deposit market share figure is representative of the overall size of the deposit base in Norfolk County (within Boston MSA), and the Bank’s overall size. While future deposit gains and market share gains may be likely given the low current market share, the competitive environment has proven to be significant. The Bank’s ability to raise deposits is also impacted by the number of office locations and its relative equity position. As of June 30, 2020, there were 43 banks and thrifts operating within Norfolk County.

Table 2.5

Colonial FSB

Deposit Summary

	As of June 30,
	2015			2020			Deposit
		Market	No. of		Market	No. of	Growth Rate
	Deposits	Share	Branches	Deposits	Share	Branches	2015-2020
	(Dollars in Thousands)						(%)
Massachusetts	$371,439,000	100.0%	2,191	$498,537,000	100.0%	2,118	6.1%
Commercial Banks	304,253,000	81.9%	1,338	409,892,000	82.2%	1,293	6.1%
Savings Institutions	67,185,000	18.1%	853	88,645,000	17.8%	825	5.7%

Boston-Cambridge-Newton, MA-NH	$328,769,848	100.0%	1,516	$439,183,225	100.0%	1,512	6.0%
Commercial Banks	$293,706,926	89.3%	1,131	$391,731,915	89.2%	1,124	5.9%
Savings Institutions	$35,062,922	10.7%	385	$47,451,310	10.8%	388	6.2%
Colonial FSB	233,122	0.1%	4	279,123	0.1%	4	3.7%

Norfolk County	$23,348,000	100.0%	245	$33,064,000	100.0%	248	7.2%
Commercial Banks	14,106,000	60.4%	143	22,818,000	69.0%	148	10.1%
Savings Institutions	9,241,000	39.6%	102	10,247,000	31.0%	90	2.1%
Colonial FSB	233,122	1.0%	4	279,123	0.8%	4	3.7%

Source: FDIC.

RP Financial, LC.	OPERATING ENVIRONMENT AND MARKET AREA Page II.9

Competition

The Bank faces notable competition in both deposit gathering and lending activities, including direct competition with several financial institutions that primarily have a local or regional presence. Securities firms, credit unions, and mutual funds also represent major sources of competition in raising deposits. In many cases, these competitors are also seeking to provide some or all of the community-oriented services as Colonial. With regard to lending competition, the Bank encounters the most significant competition from the same institutions providing deposit services. In addition, the Bank competes with mortgage companies, independent mortgage brokers, and credit unions in originating mortgage loans. Some of Colonial’s largest competitors include Bank of America, Citizens Financial Group, Banco Santander and Independent Bank. Competitive pressures will also likely continue to build as the financial services industry continues to consolidate and as non-bank financial services providers continue to proliferate. Table 2.6 lists the Bank’s largest competitors in the market area counties, based on deposit market share as noted parenthetically.

Table 2.6

Colonial FSB

Market Area Deposit Competitors - As of June 30, 2020

Location	Name	Market Share	Rank
		(%)
Boston-Cambridge-Newton, MA-NH	Bank of America Corporation (NC)	30.16
	Citizens Financial Group, Inc. (RI)	16.64
	Banco Santander S.A.	7.15
	The Toronto-Dominion Bank	5.71
	Eastern Bankshares Inc. (MA)	3.67
	First Repub Bank (CA)	3.29
	Independent Bank Corp. (MA)	2.56
	Colonial FSB (MA)	0.09	69 of 105

Norfolk County, MA	Bank of America Corporation (NC)	23.72
	Citizens Financial Group, Inc. (RI)	14.55
	Independent Bank Corp. (MA)	6.03
	NB Financial MHC (MA)	5.71
	Banco Santander S.A.	5.13
	Brookline Bancorp Inc. (MA)	4.33
	1831 Bancorp MHC (MA)	3.87
	Colonial FSB (MA)	0.84	23 of 43

Source: S&P Global Market Intelligence.

RP® Financial, LC.	PEER GROUP ANALYSIS III.1

III. PEER GROUP ANALYSIS

This chapter presents an analysis of Colonial’s operations versus a group of comparable institutions (the “Peer Group”) selected from the universe of all publicly-traded savings institutions in a manner consistent with the regulatory valuation guidelines. The basis of the pro forma market valuation of Colonial is derived from the pricing ratios of the Peer Group institutions, incorporating valuation adjustments for key differences in relation to the Peer Group. Since no Peer Group can be exactly comparable to Colonial, key areas examined for differences are: financial condition; profitability, growth and viability of earnings; asset growth; primary market area; dividends; liquidity of the shares; marketing of the issue; management; and effect of government regulations and regulatory reform.

Peer Group Selection

The Peer Group selection process is governed by the general parameters set forth in the regulatory valuation guidelines. Accordingly, the Peer Group is comprised of only those publicly-traded savings institutions whose common stock is either listed on the NYSE or NASDAQ, since their stock trading activity is regularly reported and generally more frequent than non-publicly traded and closely-held institutions. Institutions that are not listed on the NYSE or NASDAQ are inappropriate, since the trading activity for thinly-traded or closely-held stocks are typically highly irregular in terms of frequency and price and thus may not be a reliable indicator of market value. We have also excluded from the Peer Group those companies under acquisition or subject to rumored acquisition and recent conversions (less than one year), since their pricing ratios are subject to unusual distortion and/or have limited trading history. A recent listing of the universe of all publicly-traded savings institutions is included as Exhibit III-1.

Ideally, the Peer Group, which must have at least 10 members to comply with the regulatory valuation guidelines, should be comprised of publicly-traded MHCs with comparable resources, strategies and financial characteristics as Colonial Bancorp. However, there are currently only twelve publicly-traded MHCs in total, of which two including Cullman Bancorp and PDL Community Bancorp have announced plans for a second step conversion. Accordingly, in deriving a Peer Group comprised of institutions with relatively comparable characteristics as Colonial Bancorp, the companies selected for Colonial Bancorp’s Peer Group are all fully-converted companies. The valuation adjustments applied in the Chapter IV analysis will take

RP® Financial, LC.	PEER GROUP ANALYSIS III.2

into consideration differences between the Company’s MHC form of ownership relative to the fully-converted Peer Group companies. Also included in Chapter IV is a pricing analysis of the publicly-traded MHCs on a fully-converted basis.

From the universe of publicly-traded thrifts, we selected thirteen institutions with characteristics similar to those of CFS Bancorp on a pro forma basis. In the selection process, given the asset size of Colonial, which implies the level of resources and efficiencies of the institution, along with the potential number of shares outstanding and float. The selection criteria used along with the identification of the Peer Group is listed in Table 3.1 and is discussed further below:

•

The Peer Group must operate in the Bank’s Company’s market or in market areas with similar operating and economic environments which we have limited to the New England, Mid-Atlantic and Midwest Regions of the U.S; and

•	The Peer Group must have total assets of less than $1.3 billion.

Table 3.1 shows the general characteristics of each of the 12 Peer Group companies and Exhibit III-2 provides summary demographic and deposit market share data for the primary market areas served by each of the Peer Group companies. While there are expectedly some differences between the Peer Group companies and Colonial, we believe that the Peer Group companies, on average, provide a good basis for valuation subject to valuation adjustments. The following sections present a comparison of Colonial’s financial condition, income and expense trends, loan composition, interest rate risk and credit risk versus the Peer Group as of the most recent publicly available date.

In addition to the selection criteria used to identify the Peer Group companies, a summary description of the key comparable characteristics of each of the Peer Group companies relative to Colonial’s characteristics is detailed below.

•

CBM Bancorp, Inc. of Maryland. Comparable due to similar interest-earning asset composition including moderate balance of loans. In addition, a reported equity/assets ratio which is very strong in excess of 20% enhances having completed a stock conversion in 2018 which enhances the comparability to the Bank on a pro forma basis.

RP® Financial, LC.	PEER GROUP ANALYSIS III.3

Table 3.1

Peer Group of Public Savings Institutions

As of June 30, 2021 or the Most Recent Date Available.

											As of August 20, 2021
Ticker	Financial Institution	Exchange	Region	City	State	Total Assets		Offices	Fiscal Mth End	Conv. Date	Stock Price	Market Value
						($Mil)					($)	($Mil)
CBMB	CBM Bancorp, Inc.	NASDAQCM	MA	Baltimore	MD	250		4	Dec	9/27/2018	14.75	48
CNNB	Cincinnati Bancorp, Inc.	NASDAQCM	MW	Cincinnati	OH	250		6	Dec	10/14/2015	14.10	41
ESBK	Elmira Savings Bank	NASDAQCM	MA	Elmira	NY	649		12	Dec	3/1/1985	13.86	49
FFBW	FFBW, Inc.	NASDAQCM	MW	Brookfield	WI	353		6	Dec	10/10/2017	11.35	73
GBNY	Generations Bancorp NY, Inc.	NASDAQCM	MA	Seneca Falls	NY	380		10	Dec	7/10/2006	10.28	25
HMNF	HMN Financial, Inc.	NASDAQGM	MW	Rochester	MN	981		14	Dec	6/30/1994	22.99	103
HVBC	HV Bancorp, Inc.	NASDAQCM	MA	Doylestown	PA	549		7	Dec	1/11/2017	21.83	47
IROQ	IF Bancorp, Inc.	NASDAQCM	MW	Watseka	IL	745	(1)	8	Jun	7/7/2011	21.67	66
MSVB	Mid-Southern Bancorp, Inc.	NASDAQCM	MW	Salem	IN	249		3	Dec	4/8/1998	15.39	44
PBIP	Prudential Bancorp, Inc.	NASDAQGM	MA	Philadelphia	PA	1,125		10	Sep	3/29/2005	14.10	110
RNDB	Randolph Bancorp, Inc.	NASDAQGM	NE	Stoughton	MA	744		5	Dec	7/1/2016	20.32	99
WVFC	WVS Financial Corp.	NASDAQGM	MA	Pittsburgh	PA	346		6	Jun	11/29/1993	16.23	28

Source:  S&P Global Market Intelligence

(1)	As of March 31, 2021 or the most recent date available.

RP® Financial, LC.	PEER GROUP ANALYSIS III.4

•

Cincinnati Bancorp. Of Ohio. Comparable based on its high capital ratio and focus on mortgage lending. At the same Cincinnati Bancorp has strong earnings supported by gains on sale of mortgage loans whereas Colonial is primarily a portfolio lender.

•

Mid-Southern Bancorp, Inc. of Indiana. Comparable due to similar asset size and size of branch office network, and modest operating returns as a percent of average assets. In addition, the balance of loans is comparatively modest for Mid-Southern Bancorp at less than 50% of assets enhancing the comparability to the Bank.

•

FFBW, Inc. of Wisconsin Comparable due to similar interest-earning asset composition including moderate balance of loans. In addition, a reported equity/assets ratio which is very strong in excess of 20% enhances having completed a second step stock conversion in 2020 which enhances the comparability to the Bank on a pro forma basis.

•

Generations Bancorp NY of New York. Generations Bancorp was included in the Peer Group based on its similar assets size and modest earnings level which was at the low end of the Peer Group range and relatively comparable to Colonial’s earnings. Moreover, Generations Bancorp is primarily a residential mortgage lender based on its recent loan portfolio composition.

•

HMN Financial, Inc. of Minnesota. HMN Financial was included in the Peer Group based primarily on its location in the Midwest and asset size of less than $1 billion which RP Financial concluded would be evaluated similarly to the Bank on a pro forma basis from a pricing perspective.

•

HV Bancorp, Inc. of Pennsylvania. Comparable due to similar size of branch office network, and similar ratio of residential mortgage loans as a percent of assets reflecting a similar business model. Additionally, while the level of interest income is comparable, HV Bancorp’s earnings have been supported by gains on the sale of loans which contrast to the Bank’s portfolio lending strategy.

•

IF Bancorp, Inc. of Illinois. In comparison to Colonial, IF Bancorp had a relatively similar asset size and branch network. IF Bancorp’s focus on mortgage lending including a high proportion of MBS enhances its comparability to the Bank.

•

Mid-Southern Bancorp, Inc. of Indiana. Mid-Southern Bancorp has the lowest proportion of loans and most significant investment in securities which is highly comparable to the Bank’s asset composition which also has a low proportion of whole loans. Coupled with a broadly similar funding structure, the balance sheet composition of Colonial compares closely to Mid-Southern Bancorp.

•	Prudential Bancorp, Inc. of Pennsylvania. Comparable due to similar level of loans as a percent of assets and earnings are comparatively modest reflecting its thin net interest margin.

•

Randolph Bancorp, Inc. of Massachusetts. This comparable company also operates in markets in and south of Boston in areas making it highly comparable to the Bank’s market. In addition, Randolph Bancorp’s loan portfolio is focused on residential mortgages although its focus on loans originated for resale reflects a difference relative to Colonial’s portfolio lending strategy.

RP® Financial, LC.	PEER GROUP ANALYSIS III.5

•

WVS Financial Corp. of Pennsylvania. Like Colonial, WVS Financial operates with a low ratio of loans and a more significant investment in securities. As a result, net interest income and overall earnings are comparatively modest and thus, comparable to Colonial’s earnings profile.

In aggregate, the Peer Group companies maintained a somewhat higher level of tangible equity as the industry average (12.72% of assets versus 11.70% for all public companies), generated lower earnings as a percent of average assets (0.66% core ROAA versus 0.88% for all public companies), and earned a lower ROE. The Peer Group’s average P/TB ratio and average core P/E multiple were lower compared to the respective averages for all publicly-traded fully converted thrifts.

	All Fully Converted Publicly-Traded		Peer Group
Financial Characteristics (Averages)
Assets ($Mil)	$3,876		$552
Market capitalization ($Mil)	$524		$61
Tangible equity/assets (%)	11.47%		14.03%
Core return on average assets (%)	1.07		0.99
Core return on average equity (%)	8.36		8.58

Pricing Ratios (Averages)(1)
Price/earnings (x)	12.36	x	11.58	x
Price/tangible book (%)	123.03%		93.00%
Price/assets (%)	13.12%		12.30%

(1)	Based on market prices as of August 20, 2021.

The following sections present a comparison of Colonial’s financial condition, income and expense trends, loan composition, interest rate risk and credit risk versus the figures reported by the Peer Group. Figures referenced for the Peer Group are on a median basis unless otherwise noted. The conclusions drawn from the comparative analysis are then factored into the valuation analysis discussed in the final section of the valuation.

RP® Financial, LC.	PEER GROUP ANALYSIS III.6

Financial Condition

Table 3.2 shows comparative balance sheet measures for Colonial and the Peer Group, reflecting the expected similarities and some differences given the selection procedures outlined above. The Bank’s and Peer Group ratios reflect balances as of June 30, 2021, or the latest date available. Colonial’s equity-to-assets ratio of 14.36% was higher than the Peer Group’s median equity ratio of 11.44%. The Bank’s pro forma equity position will increase with the addition of stock proceeds, with such ratio extending the advantage above the Peer Group’s ratio. Tangible equity-to-assets ratios for the Bank and the Peer Group equaled 14.36% and 11.15%, respectively. The increase in Colonial’s pro forma equity ratio will be favorable from a risk perspective and in terms of future earnings potential that could be realized through leverage and lower funding costs. At the same time, the Bank’s higher pro forma equity ratio will depress return on equity. Both Colonial’s and the Peer Group’s equity ratios reflected surpluses with respect to the regulatory capital requirements, with the Bank’s ratios currently higher than the Peer Group’s ratios except for the total capital ratio. On a pro forma basis, the Bank’s regulatory surpluses will continue to be higher than the Peer Group figures.

The interest-earning asset compositions for the Bank and the Peer Group were similar, with loans constituting the bulk of interest-earning assets for both. The Bank’s loans-to-assets ratio of 51.48% was lower than the comparable Peer Group ratio of 66.69% based on the median. Comparatively, the Bank’s cash/equivalents-to-assets ratio of 12.00% was higher than the median ratio for the Peer Group of 7.33%. Colonial reported a higher level of investment securities and BOLI of 34.56% compared to a combined median ratio of 14.31% for the Peer Group. Colonial’s earning assets amounted to 95.3% of assets, which was higher than the comparable Peer Group average ratio of 94.9%.

Colonial’s funding liabilities reflected a broadly similar funding strategy that relied on a similar level of deposits as the Peer Group’s funding composition. The Bank’s deposits equaled 84.00% of assets, which was modestly higher than the Peer Group’s median ratio of 77.02%. Comparatively, the Peer Group maintained a higher level of borrowings, equal to 4.52% versus less than one percent for Colonial.

RP® Financial, LC.	PEER GROUP ANALYSIS III.7

Table 3.2

Balance Sheet Composition and Growth Rates

Comparable Institution Analysis

As of June 30, 2021 or the Most Recent Date Available.

				Balance Sheet as a Percent of Assets										Balance Sheet Annual Growth Rates							Bank Level Regulatory Capital
				Cash &	MBS &		Net		Borrowed	Sub.	Total	Goodwill	Tangible		MBS, Cash &			Borrows.	Total	Tangible	Tier 1	Tier 1	Risk-Based
				Equivalents	Invest	BOLI	Loans (1)	Deposits	Funds	Debt	Equity	& Intang	Equity	Assets	Investments	Loans	Deposits	&Sub debt	Equity	Equity	Leverage	Risk-Based	Capital
Colonial FSB
June 30, 2021				12.00%	31.83%	2.73%	51.48%	84.00%	0.27%	0.00%	14.36%	0.00%	14.36%	9.75%	28.30%	-2.57%	13.33%	-88.11%	7.11%	7.11%	14.40%	28.67%	29.68%

All Public Savings Institutions
Averages				11.93%	13.14%	1.67%	68.77%	77.77%	7.20%	0.38%	12.44%	0.65%	11.50%	10.70%	49.43%	2.10%	16.45%	-28.19%	12.72%	13.71%	11.11%	16.58%	18.09%
Medians				8.93%	11.52%	1.81%	71.01%	78.77%	5.37%	0.00%	11.68%	0.07%	10.76%	7.09%	29.31%	-0.17%	11.99%	-27.80%	4.97%	5.66%	10.91%	15.34%	16.94%

Peer Group
Averages				10.66%	21.01%	1.70%	63.25%	74.16%	7.19%	0.15%	14.27%	0.25%	14.02%	7.68%	34.29%	0.32%	14.10%	-28.82%	8.60%	10.28%	12.74%	18.77%	19.74%
Medians				7.33%	12.68%	1.63%	66.69%	77.02%	4.52%	0.00%	11.44%	0.00%	11.15%	6.55%	30.55%	0.16%	10.02%	-33.78%	4.97%	6.10%	10.73%	16.03%	16.80%

Peer Group
CBMB	CBM Bancorp, Inc.		MD	26.71%	9.13%	1.95%	60.66%	77.17%	2.00%	0.00%	20.08%	0.00%	20.08%	6.25%	51.13%	-9.09%	13.90%	-50.00%	-6.67%	-6.67%	18.49%	30.98%	32.14%
CNNB	Cincinnati Bancorp, Inc.		OH	6.90%	5.18%	1.69%	82.14%	62.98%	18.54%	0.00%	17.13%	0.06%	17.07%	6.85%	-23.81%	12.95%	5.39%	10.86%	10.46%	10.57%	15.25%	18.90%	19.77%
ESBK	Elmira Savings Bank		NY	16.63%	3.04%	2.42%	72.63%	84.98%	4.25%	0.00%	9.62%	1.90%	7.72%	-4.02%	23.63%	-9.85%	0.00%	-53.06%	4.84%	6.10%	8.19%	13.73%	14.98%
FFBW	FFBW, Inc.		WI	23.94%	14.96%	2.81%	56.15%	69.53%	2.41%	0.00%	27.44%	0.00%	27.44%	20.19%	72.60%	-1.07%	40.04%	-37.04%	-5.10%	NA	21.73%	33.61%	34.70%
GBNY	Generations Bancorp NY, Inc.		NY	4.02%	10.41%	2.06%	75.61%	81.68%	5.81%	0.00%	11.19%	0.42%	10.77%	2.09%	6.97%	1.38%	1.91%	-33.78%	45.02%	47.97%	10.62%	14.16%	14.86%
HMNF	HMN Financial, Inc.		MN	10.23%	21.69%	0.00%	65.71%	87.90%	0.29%	0.00%	11.00%	0.08%	10.92%	13.70%	90.22%	-4.31%	14.55%	-22.41%	10.03%	10.21%	10.01%	14.18%	15.43%
HVBC	HV Bancorp, Inc.		PA	14.50%	6.58%	1.18%	73.81%	79.74%	9.73%	1.82%	7.55%	0.00%	7.55%	29.15%	133.97%	14.69%	45.53%	-23.62%	17.53%	17.53%	8.10%	13.41%	14.10%
IROQ	IF Bancorp, Inc.	(2)	IL	4.80%	24.14%	1.24%	67.67%	82.80%	4.52%	0.00%	11.20%	0.00%	11.20%	8.95%	30.55%	2.01%	15.78%	-45.56%	5.10%	5.10%	10.48%	NA	NA
MSVB	Mid-Southern Bancorp, Inc.		IN	7.44%	45.16%	1.56%	44.51%	75.88%	4.01%	0.00%	19.71%	0.00%	19.71%	14.55%	44.17%	-7.18%	21.61%	0.00%	-3.58%	-3.58%	16.33%	NA	NA
PBIP	Prudential Bancorp, Inc.		PA	7.23%	32.63%	2.93%	54.20%	65.00%	20.83%	0.00%	11.68%	0.57%	11.11%	-5.28%	-17.32%	4.35%	0.57%	-19.90%	2.44%	2.65%	10.83%	16.63%	17.82%
RNDB	Randolph Bancorp, Inc.		MA	4.69%	7.13%	1.17%	82.64%	76.86%	6.72%	0.00%	13.53%	0.00%	13.53%	2.78%	-34.87%	11.28%	6.13%	-42.48%	19.14%	19.16%	12.63%	15.56%	16.79%
WVFC	WVS Financial Corp.		PA	0.84%	72.10%	1.44%	23.31%	45.41%	NA	0.00%	11.09%	0.00%	11.09%	-3.09%	NA	-11.37%	3.85%	NA	4.00%	4.00%	10.23%	16.50%	16.80%

(1)	Includes loans held for sale.
(2)	As of March 31, 2021 or the latest date available.

Source: S&P Global Market Intelligence, LC. and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2021 by RP® Financial, LC.

RP® Financial, LC.	PEER GROUP ANALYSIS III.8

Total interest-bearing liabilities maintained by the Bank and the Peer Group, as a percent of assets, equaled 84.27% and 81.51%, respectively. Following the increase in equity provided by the net proceeds of the stock offering, the Bank’s ratio of interest-bearing liabilities as a percent of assets will decline to more in line with the Peer Group’s ratio. A key measure of balance sheet strength for a thrift institution is its IEA/IBL ratio. Presently, the Bank’s IEA/IBL ratio is lower than the Peer Group’s ratio, based on IEA/IBL ratios of 113.1% and 116.4%, respectively. The additional equity realized from stock proceeds will serve to strengthen Colonial’s IEA/IBL ratio in comparison to the Peer Group ratio, as the increase in equity provided by the infusion of stock proceeds will lower the level of interest-bearing liabilities funding assets and will be primarily deployed into interest-earning assets.

The growth rate section of Table 3.2 shows annual growth rates for key balance sheet items, with growth rates for Colonial based on the 12 months ended June 30, 2021, and the Peer Group numbers based on annual growth rates for the 12 months ended June 30, 2021 or the latest date available for the Peer Group companies. Colonial recorded asset growth of 9.75%, higher than the Peer Group’s asset growth of 6.55%. Important from a valuation perspective, the growth was primarily related to the reinvestment of an influx of deposit funds into investment securities as Colonial’s loan portfolio shrank by 2.57% over the last twelve months. Similarly, the Peer Group’s loan portfolio realized minimal growth equal 0.16% over the most recent twelve month period while the portfolio of cash and investment increased by 30.55% based on the median.

Reflecting the recent levels of net income, Colonial’s equity increased at a 7.11% annual rate, versus a 4.97% increase for the Peer Group based on the median. The increase in equity realized from stock proceeds will likely depress the Bank’s equity growth rate initially following the stock offering. Dividend payments and stock repurchases, pursuant to regulatory limitations and guidelines could also potentially slow the Bank’s equity growth rate in the longer term following the stock offering.

Income and Expense Components

Table 3.3 displays statements of operations for the Bank and the Peer Group, with the income ratios based on earnings for the 12 months ended June 30, 2021, for the Bank and the Peer Group, or latest 12-month period available.

RP® Financial, LC.	PEER GROUP ANALYSIS III.9

Table 3.3

Income as Percent of Average Assets and Yields, Costs, Spreads

Comparable Institution Analysis

For the 12 Months Ended June 30, 2021 or the Most Recent 12 Months Available

				Net Interest Income					Non-Interest Income			Non-Op. Items			Yields, Costs, and Spreads
			Net Income (2)	Income	Expense	NII	Loss Provis. on IEA	NII After Provis.	Gain on Sale of Loans	Other Non-Int Income	Total Non-Int Expense	Net Gains/ Losses (1)	Extrao. Items	Provision for Taxes	Yield On IEA	Cost Of IBL	Yld-Cost Spread	MEMO: Assets/ FTE Emp.	MEMO: Effective Tax Rate (2)
			(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	($000)	(%)
Colonial FSB
June 30, 2021			0.42%	2.86%	0.63%	2.23%	0.02%	2.22%	0.00%	0.19%	1.92%	0.00%	0.00%	0.07%	2.88%	0.83%	2.05%	$10,924	15.02%

All Public Savings Insitutions
Averages			0.93%	3.44%	0.54%	2.92%	0.10%	2.82%	0.85%	0.41%	2.75%	0.01%	0.00%	0.31%	3.64%	0.74%	2.91%	$8,915	22.60%
Medians			0.86%	3.38%	0.50%	2.88%	0.07%	2.79%	0.13%	0.34%	2.48%	0.00%	0.00%	0.27%	3.56%	0.70%	2.89%	$7,351	23.02%

Peer Group
Averages			0.98%	3.17%	0.57%	2.60%	0.07%	2.53%	1.46%	0.44%	3.18%	0.04%	0.00%	0.29%	3.41%	0.77%	2.65%	$6,063	20.95%
Medians			0.70%	3.24%	0.50%	2.75%	0.08%	2.70%	0.40%	0.41%	2.82%	0.00%	0.00%	0.20%	3.47%	0.69%	2.81%	$5,690	23.05%

Peer Group
CBMB	CBM Bancorp, Inc.	MD	0.36%	3.45%	0.57%	2.89%	-0.03%	2.92%	0.58%	0.15%	3.12%	0.00%	0.00%	0.17%	3.63%	1.01%	2.62%	$6,245	31.62%
CNNB	Cincinnati Bancorp, Inc.	OH	1.72%	3.24%	0.92%	2.32%	0.08%	2.24%	4.90%	0.72%	5.68%	0.00%	0.00%	0.45%	3.40%	1.17%	2.23%	$3,123	20.88%
ESBK	Elmira Savings Bank	NY	0.73%	3.23%	0.65%	2.58%	0.15%	2.43%	0.77%	0.39%	2.65%	0.00%	0.00%	0.21%	4.11%	0.90%	3.21%	$5,643	22.16%
FFBW	FFBW, Inc.	WI	0.66%	3.60%	0.36%	3.23%	0.08%	3.15%	0.18%	0.22%	2.66%	NA	0.00%	0.20%	3.94%	0.66%	3.28%	$5,974	23.02%
GBNY	Generations Bancorp NY, Inc.	NY	0.48%	3.64%	0.61%	3.03%	0.15%	2.88%	0.00%	0.70%	3.34%	0.32%	0.00%	0.08%	3.99%	0.80%	3.19%	$4,005	13.62%
HMNF	HMN Financial, Inc.	MN	1.53%	3.47%	0.22%	3.25%	0.05%	3.20%	1.02%	0.79%	2.89%	0.01%	0.00%	0.60%	3.57%	0.36%	3.21%	$5,737	28.32%
HVBC	HV Bancorp, Inc.	PA	1.13%	2.58%	0.43%	2.15%	0.16%	1.99%	2.94%	0.21%	3.58%	0.00%	0.00%	0.44%	2.87%	0.63%	2.24%	$3,743	27.92%
IROQ	IF Bancorp, Inc.	IL	0.79%	3.42%	0.70%	2.72%	0.01%	2.71%	0.23%	0.57%	2.47%	0.06%	0.00%	0.31%	3.53%	0.71%	2.82%	$7,183	27.93%
MSVB	Mid-Southern Bancorp, Inc.	IN	0.53%	3.20%	0.33%	2.87%	0.03%	2.84%	0.00%	0.43%	2.76%	0.00%	0.00%	-0.01%	3.35%	0.50%	2.85%	$5,084	-2.23%
PBIP	Prudential Bancorp, Inc.	PA	0.54%	3.23%	1.32%	1.91%	0.14%	1.77%	0.02%	0.18%	1.45%	0.08%	0.00%	0.06%	3.41%	1.55%	1.86%	$11,592	9.55%
RNDB	Randolph Bancorp, Inc.	MA	2.95%	3.19%	0.41%	2.78%	0.07%	2.70%	6.86%	0.73%	6.41%	-0.05%	0.00%	0.88%	3.39%	0.58%	2.81%	$3,721	23.08%
WVFC	WVS Financial Corp.	PA	0.39%	1.75%	0.27%	1.48%	-0.02%	1.49%	0.00%	0.16%	1.11%	-0.02%	0.00%	0.14%	1.80%	0.34%	1.46%	$10,702	25.56%

(1)	Net gains/losses includes gain/loss on sale of securities and nonrecurring income and expense.

Source: S&P Global Market Intelligence and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2021 by RP® Financial, LC.

RP® Financial, LC.	PEER GROUP ANALYSIS III.10

Colonial reported net income of 0.42% of average assets for the 12 months ended June 30, 2021 lower than the median net income of 0.70% of average assets for the Peer Group. Lower earnings were primarily attributable to the relatively low level of net interest and non-interest income reflective of the Bank’s traditional thrift business model which involved residential mortgage lending for portfolio. While Colonial benefited from a comparatively low level of operating expenses which resulted from its thrift-oriented operating strategy, it was insufficient to offset the higher net interest and non-income generated by the Peer Group.

Colonial’s net interest income ratio was below the Peer Group’s average ratio, because of its comparatively low asset yields in comparison to the Peer Group reflecting the greater investment in relatively low yielding (and low credit risk) residential loans and lower proportion of loans overall. Colonial’s overall yield earned on interest-earning assets, 2.88%,was below the 3.47% median ratio for the Peer Group. Alternatively, the Bank’s cost of funds was relatively higher than the Peer Group (0.83% versus 0.69% for the Peer Group). As a result of lower asset yields and higher funding costs, the Bank’s spreads and ratio of net interest income to average assets were materially lower than the Peer Group median. Specifically, Colonial reported net interest income to average assets equal to 2.23% which was 52 basis points lower than the Peer Group median of 2.75%

The Bank’s business model focused on portfolio mortgage lending, while limiting net interest and non-interest income, also minimizes Colonial’s operating costs. Colonial reported a lower ratio of operating expenses, equal to 1.92% of average assets versus the Peer Group (2.82% of average assets). In connection with the operating expense ratios, Colonial maintained a comparatively lower number of employees relative to its asset size. Assets per full time equivalent employee equaled $10.9 million for the Bank versus a comparable measure of $5.7 million for the Peer Group. On a post-offering basis, the Bank’s operating expenses can be expected to further increase with the addition of the ESOP and certain expenses that result from being a publicly-traded savings institution, with such expenses already impacting the Peer Group’s operating expenses. At the same time, Colonial’s capacity to leverage operating expenses will be enhanced following the increase in capital realized from the infusion of net stock proceeds.

When viewed together, net interest income and operating expenses provide considerable insight into a bank’s earnings strength, since those sources of income and expenses are typically the most prominent components of earnings and are generally more

RP® Financial, LC.	PEER GROUP ANALYSIS III.11

predictable than losses and gains realized from the sale of assets or other non-recurring activities. In this regard, the Bank’s reserve coverage ratio equal to 1.17x was more favorable than the Peer Group’s expense coverage ratio of 1.01x. Importantly, the expense coverage ratio does not capture the impact of non-interest income which is comparatively modest for the Bank as noted below.

Contributions to earnings from non-interest operating income, excluding gains on sale of loans, was lower for the Bank in comparison to the Peer Group, equaling 0.19% and 0.41% of average assets, respectively. Moreover, the Peer Group’s earnings were supported by gains on the sale of loans equal to 0.40% of average assets while Colonial did not have any comparable revenues given its status as a portfolio lender. Taking non-interest operating income into account in comparing the Bank’s and the Peer Group’s earnings, Colonial’s efficiency ratio (operating expenses, net of amortization of intangibles, as a percent of the sum of non-interest operating income and net interest income) of 78.9% was less favorable than the Peer Group’s average efficiency ratio of 70.6%.

Loan loss provisions had a modest, but larger impact on the Peer Group’s earnings, with loan loss provisions established by the Bank and the Peer Group equaling 0.02% and 0.08% of average assets, respectively. The impact of loan loss provisions on the Bank’s and the Peer Group’s earnings, particularly when taking into consideration the prevailing credit market environment for mortgage-based lenders, were indicative of the favorable asset quality position of the Bank and Peer Group.

For the 12 months ended June 30, 2021, the Bank reported no non-operating expense, while the Peer Group reported a minimal 0.04% of average assets of net non-operating gains based on the average. Typically, gains and losses generated from non-operating items are viewed as non-recurring in nature, particularly to the extent such gains and losses result from the sale of investments or other assets are not considered to be part of an institution’s core operations. Extraordinary items were not a factor in either the Bank’s or the Peer Group’s earnings.

The Peer Group reported a median effective tax rate of 23.05%, while Colonial reported an effective tax rate of 15.02%. As indicated in the prospectus, the Bank’s effective marginal tax rate is assumed to equal 25.08% (inclusive of both federal and state corporate taxes) when calculating the after-tax return on conversion proceeds. The average tax rate for the Bank is

RP® Financial, LC.	PEER GROUP ANALYSIS III.12

lower than the marginal rate as a result of income on BOLI and municipal securities which is tax advantaged and not included in taxable income.

Loan Composition

Table 3.4 presents data related to the Bank’s and the Peer Group’s loan portfolio compositions (including any investment in MBS). The Bank’s loan portfolio composition reflected a higher concentration of investment in 1-4 family property secured assets (permanent mortgage loans and MBS) than maintained by the Peer Group (50.21% of assets versus 33.11% for the Peer Group). The Peer Group reported a higher level of investment in MBS. As a reflection of the portfolio lending strategy, Colonial did not report any mortgage servicing activities while the level of such activities among the Peer Group institutions was generally modest.

Diversification into higher risk and higher yielding types of lending was lower for the Bank, as the Peer Group reported total loans other than 1-4 family and MBS of 32.64% of assets on average, versus 9.51% for the Bank. The Bank mortgage lending emphasis is notable as non-mortgage loans totaled less than 1% of assets while commercial and consumer non-mortgage loans equaled 8.7% for the Peer Group. In addition, while Colonial has sought to increase commercial and multi-family mortgage loans, such loans equaled 9.5% for the Bank versus a median level of 18.5% for the Peer Group. The relative concentration and diversification of assets in loans translated into a higher risk weighted assets-to-assets ratio for the Peer Group (64.57%) than the Bank (50.06%).

RP® Financial, LC.	PEER GROUP ANALYSIS III.13

Table 3.4

Loan Portfolio Composition and Related Information

Comparable Institution Analysis

As of June 30, 2021 or the Most Recent Date Available.

		Portfolio Composition as a Percent of Assets
		MBS	1-4 Family	Constr. & Land	Multi- Family	Comm RE	Commerc. Business	Consumer	RWA/ Assets	Servicing Assets
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	($000)
Colonial FSB
June 30, 2021		8.26%	41.95%	0.00%	4.68%	4.83%	0.00%	0.62%	50.06%	$0

Peer Group
Averages		9.88%	30.21%	3.83%	6.17%	13.95%	5.25%	3.44%	66.52%	$2,244
Medians		6.82%	26.29%	3.36%	4.40%	14.08%	4.12%	0.74%	64.57%	$516

Peer Group
Chesapeake Bank of Maryland	MD	4.82%	26.92%	6.15%	3.58%	19.76%	0.00%	0.11%	57.72%	$0
Cincinnati Federal	OH	3.67%	45.07%	2.43%	19.91%	14.92%	0.20%	0.14%	77.14%	$2,716
Mid-Southern Savings Bank, F.S.B.	IN	16.17%	25.66%	2.34%	3.31%	7.69%	2.89%	0.62%	NA	$0
First Federal Bank of Wisconsin	WI	8.68%	14.57%	3.09%	10.37%	23.79%	5.01%	0.13%	63.00%	$0
West View Savings Bank	PA	24.08%	20.60%	0.96%	1.01%	1.14%	0.00%	0.01%	57.93%	$0
Generations Bank	NY	0.35%	34.21%	0.00%	0.11%	5.96%	3.51%	30.90%	75.18%	$18
Huntingdon Valley Bank	PA	2.45%	40.23%	5.64%	2.87%	7.34%	18.06%	0.85%	59.53%	$3,104
Elmira Savings Bank	NY	0.73%	47.16%	0.78%	5.79%	10.37%	4.87%	4.56%	59.27%	$1,543
Envision Bank	MA	4.96%	55.22%	3.92%	2.96%	16.64%	3.53%	1.24%	79.02%	$15,375
Iroquois Federal Savings and Loan Association	IL	21.37%	15.60%	3.63%	13.10%	17.83%	12.72%	0.96%	NA	$1,013
Home Federal Savings Bank	MN	16.91%	18.77%	4.39%	5.22%	28.77%	7.46%	1.69%	70.30%	$3,160
Prudential Bank	PA	14.39%	18.48%	12.68%	5.83%	13.23%	4.71%	0.05%	66.13%	$0

Note: Bank level data.

Source:

S&P Global Market Intelligence and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2021 by RP® Financial, LC.

RP® Financial, LC.	PEER GROUP ANALYSIS III.14

Credit Risk

Based on a comparison of credit quality measures, the Bank’s credit risk exposure was considered to be more favorable to that of the Peer Group. At the same time, the Peer Group’s assert quality is considered very strong and they in general, have a limited history of loan losses. As shown in Table 3.5, the Bank did not have any non-performing assets while the ratios of NPAs/Assets equaled 0.52% based on the median for the Peer Group and was 0.30% of assets adjusted to exclude performing restructured loans. As a result of the lack of NPAs, reserve coverage ratios for the Bank were not meaningful. However, while the ratio of reserves/loans was lower for the Bank in comparison to the Peer Group, based on ratios of 0.98% and 1.20%, respectively, the lower ratio reflects the more limited credit risk exposure for the Bank based on its credit quality and loan chargeoff history, and the low credit risk nature of the loan portfolio.

Interest Rate Risk

Table 3.6 reflects various key ratios highlighting the relative interest rate risk exposure of the Bank versus the Peer Group. In terms of balance sheet ratios, Colonial’s interest rate risk characteristics were considered to be similar to the Peer Group. The Bank’s equity-to-assets ratio was slightly higher than the Peer Group, while the IEA/IBL ratio fell within the range of the Peer Group average and median based on regulatory data as derived from S&P Global Market Intelligence, thereby indicating a similar dependence on the yield-cost spread to sustain the net interest margin for the Bank. The Bank reported a lower level of non-interest earning assets, which provides an indication of the earnings capabilities and interest rate risk of the balance sheet. On a pro forma basis, the infusion of stock proceeds can be expected to provide the Bank with improved balance sheet interest rate risk characteristics, with such ratios likely closer to those maintained by the Peer Group, particularly with respect to the increases that will be realized in the Bank’s equity-to-assets and IEA/IBL ratios.

RP® Financial, LC.	PEER GROUP ANALYSIS III.15

Table 3.5

Credit Risk Measures and Related Information

Comparable Institution Analysis

As of June 30, 2021 or the Most Recent Date Available.

		REO/ Assets	NPAs & 90+Del/ Assets (1)	Adj NPAs & 90+Del/ Assets (2)	NPLs/ Loans (3)	Rsrves/ Loans HFI	Rsrves/ NPLs (3)	Rsrves/ NPAs & 90+Del (1)	Net Loan Chargeoffs (4)		NLCs/ Loans
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	($000)		(%)
Colonial FSB
June 30, 2021		0.00%	0.00%	0.00%	0.00%	0.98%	NM	NM		$0	0.00%

Peer Group
Averages		0.04%	0.63%	0.44%	0.87%	1.10%	223.17%	207.00%		$120	0.05%
Medians		0.00%	0.52%	0.30%	0.65%	1.20%	93.84%	93.84%		$29	0.01%

Peer Group
Chesapeake Bank of Maryland	MD	0.00%	0.15%	0.10%	0.25%	1.08%	432.71%	432.71%		$0	0.00%
Cincinnati Federal	OH	0.00%	0.51%	0.10%	0.61%	0.86%	132.57%	132.57%		$0	0.00%
Mid-Southern Savings Bank, F.S.B.	IN	0.04%	0.75%	0.41%	1.56%	1.43%	91.59%	86.71%		$0	0.00%
First Federal Bank of Wisconsin	WI	0.00%	0.24%	0.10%	0.43%	1.21%	280.88%	280.88%		$377	0.19%
West View Savings Bank	PA	0.00%	0.00%	0.00%	0.00%	0.69%	NA	NA		$0	0.00%
Generations Bank	NY	0.01%	1.80%	1.05%	2.36%	0.68%	28.96%	28.84%		$589	0.20%
Huntingdon Valley Bank	PA	0.00%	0.52%	0.52%	0.69%	0.67%	80.23%	80.23%		$555	0.14%
Elmira Savings Bank	NY	0.00%	0.95%	0.77%	1.29%	1.23%	93.84%	93.84%		$200	0.04%
Envision Bank	MA	0.00%	1.09%	0.86%	1.30%	1.19%	80.52%	80.52%		$59	0.01%
Iroquois Federal Savings and Loan Association	IL	0.03%	0.19%	0.04%	0.22%	1.27%	580.90%	436.15%		$465	0.09%
Home Federal Savings Bank	MN	0.00%	0.18%	0.18%	0.27%	1.53%	558.96%	558.96%	-$	802	-0.12%
Prudential Bank	PA	0.34%	1.13%	1.13%	1.44%	1.35%	93.70%	65.54%		$0	0.00%

(1)	NPAs are defined as nonaccrual loans, performing TDRs, and OREO.
(2)	Adjusted NPAs are defined as nonaccrual loans and OREO (performing TDRs are excluded).
(3)	NPLs are defined as nonaccrual loans and performing TDRs.
(4)	Net loan chargeoffs are shown on a last twelve month basis.

Source:

S&P Global Market Intelligence and RP® Financial, LC. calculations. The information provided in this table has been obrained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2021 by RP® Financial, LC.

RP® Financial, LC.	PEER GROUP ANALYSIS III.16

Table 3.6

Interest Rate Risk Measures and Net Interest Income Volatility

Comparable Institution Analysis

As of June 30, 2021 or the Most Recent Date Available.

				Balance Sheet Measures
				Tangible Equity/ Assets	Avg IEA/ Avg IBL	Non-Earn. Assets/ Assets	Quarterly Change in Net Interest Income

							3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019

				(%)	(%)	(%)	(change in net interest income is annualized in basis points)
Colonial FSB
6/30/2021				14.4%	126.5%	4.6%	6	6	-14	-16	-9	-2

All Public Savings Institutions
Average				11.6%	136.1%	7.1%	(5)	8	(0)	(14)	(3)	(6)
Median	GA			10.8%	134.9%	6.7%	(5)	10	(1)	(12)	(4)	(5)

Comparable Group
Average				13.0%	134.1%	7.4%	-6	4	-8	-6	-2	-10
Median				11.2%	131.7%	6.7%	-2	11	-7	-7	-2	-11

Comparable Group
CBMB	CBM Bancorp, Inc.		MD	20.1%	147.9%	6.7%	NA	13	-24	-23	-2	-14
CNNB	Cincinnati Bancorp, Inc.		OH	17.1%	124.8%	9.4%	NA	-2	-10	1	3	-29
MSVB	Mid-Southern Bancorp, Inc.		IN	19.7%	138.6%	4.7%	NA	1	2	-27	-16	-2
FFBW	FFBW, Inc.		WI	NA	164.2%	9.5%	NA	-3	-2	26	-18	-5
WVFC	WVS Financial Corp.		PA	11.1%	NA	NA	-14	-2	-10	-15	-5	-16
GBNY	Generations Bancorp NY, Inc.		NY	10.8%	101.1%	10.6%	22	7	-1	4	5	-17
HVBC	HV Bancorp, Inc.		PA	7.6%	120.1%	-0.7%	NA	-65	-11	23	5	NA
ESBK	Elmira Savings Bank		NY	7.9%	107.8%	23.2%	4	36	-30	-30	15	8
RNDB	Randolph Bancorp, Inc.		MA	13.5%	141.0%	7.0%	1	18	-7	-5	3	-9
IROQ	IF Bancorp, Inc.	(1)	IL	11.2%	117.7%	5.6%	-5	11	-2	1	11	-12
HMNF	HMN Financial, Inc.		MN	10.9%	156.0%	2.8%	-25	11	-11	-18	-4	-20
PBIP	Prudential Bancorp, Inc.		PA	11.2%	114.0%	2.8%	10	13	4	-7	-15	-4
PVBC	Provident Bancorp, Inc.		MA	14.6%	175.9%	6.7%	-40	19	5	-13	-13	2

NA=Change is greater than 100 basis points during the quarter.

(1)	As of March 31, 2021 or the latest date available.

Source: S&P Global Market Intelligence and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2021 by RP® Financial, LC.

RP® Financial, LC.	PEER GROUP ANALYSIS III.17

To analyze interest rate risk associated with the net interest margin, we reviewed quarterly changes in net interest income as a percent of average assets for Colonial and the Peer Group. The relative fluctuations in the Bank’s net interest income to average assets ratio were considered to be modestly higher than the Peer Group and, thus, based on the interest rate environment that prevailed during the period analyzed in Table 3.6, Colonial was viewed as maintaining a higher degree of interest rate risk exposure in the net interest margin. The stability of the Bank’s net interest margin should be enhanced by the infusion of stock proceeds, as the increase in capital will reduce the level of interest rate sensitive liabilities funding Colonial’s assets.

Summary

Based on the above analysis, RP Financial concluded the Peer Group forms a reasonable basis for determining the pro forma market value of the Bank. Such general characteristics as asset size, capital position, interest-earning asset composition, funding composition, core earnings measures, loan composition, credit quality and exposure to interest rate risk all tend to support the reasonability of the Peer Group from a financial standpoint. Those areas where differences exist will be addressed in the form of valuation adjustments to the extent necessary.

RP® Financial, LC.	VALUATION ANALYSIS IV.1

IV. VALUATION ANALYSIS

Introduction

This chapter presents the valuation analysis and methodology prepared pursuant to the regulatory guidelines, and valuation adjustments and assumptions used to determine the estimated pro forma market value of the common stock to be issued in conjunction with the Company’s minority stock offering.

Appraisal Guidelines

The federal regulatory appraisal guidelines required by the OCC, FRB, the FDIC and state banking agencies specify the pro forma market value methodology for estimating the pro forma market value of an institution. Pursuant to this methodology: (1) a peer group of comparable publicly-traded institutions is selected; (2) a financial and operational comparison of the subject company to the peer group is conducted to discern key differences; and (3) a valuation analysis in which the pro forma market value of the subject company is determined based on the market pricing of the peer group as of the date of valuation, incorporating valuation adjustments for key differences. In addition, the pricing characteristics of recent conversions, both at conversion and in the aftermarket, must be considered. Given the unique differences in the pricing characteristics of publicly-traded MHCs relative to fully-converted thrift stocks, we have also reviewed the pricing characteristics of publicly-traded MHCs on a fully-converted basis.

RP Financial Approach to the Valuation

The valuation analysis herein complies with such regulatory approval guidelines. Accordingly, the valuation incorporates a detailed analysis based on the Peer Group, discussed in Chapter III, which constitutes “fundamental analysis” techniques. Additionally, the valuation incorporates a “technical analysis” of recently completed conversions, including closing pricing and aftermarket trading of such offerings. It should be noted that these valuation analyses cannot possibly fully account for all the market forces which impact trading activity and pricing characteristics of a stock on a given day.

The pro forma market value determined herein is a preliminary value for the Company’s to-be-issued stock. Throughout the stock issuance process, RP Financial will: (1) review changes in the Bank’s operations and financial condition; (2) monitor the Bank’s operations and

RP® Financial, LC.	VALUATION ANALYSIS IV.2

financial condition relative to the Peer Group to identify any fundamental changes; (3) monitor the external factors affecting value including, but not limited to, local and national economic conditions, interest rates and the stock market environment, including the market for thrift stocks; and, (4) monitor pending conversion offerings, both regionally and nationally. If material changes should occur prior to the close of the offering, RP Financial will evaluate if updated valuation reports should be prepared reflecting such changes and their related impact on value, if any. RP Financial will also prepare a final valuation update at the closing of the offering to determine if the prepared valuation analysis and resulting range of value continues to be appropriate.

The appraised value determined herein is based on the current market and operating environment for the Bank and for all thrifts. Subsequent changes in the local and national economy, the legislative and regulatory environment, the stock market, interest rates, and other external forces (such as natural disasters or major world events), which may occur from time to time (often with great unpredictability) may materially impact the market value of all thrift stocks, including CFSB Bancorp’s value, the market value of the stocks of public MHC institutions, or CFSB Bancorp’s value alone. To the extent a change in factors impacting the Company’s value can be reasonably anticipated and/or quantified, RP Financial has incorporated the estimated impact into its analysis.

Valuation Analysis

A fundamental analysis discussing similarities and differences relative to the Peer Group was presented in Chapter III. The following sections summarize the key differences between the Bank and the Peer Group and how those differences affect the pro forma valuation. Emphasis is placed on the specific strengths and weaknesses of the Bank relative to the Peer Group in such key areas as financial condition, profitability, growth and viability of earnings, asset growth, primary market area, dividends, liquidity of the shares, marketing of the issue, management, and the effect of government regulations and/or regulatory reform. We have also considered the market for thrift stocks, in particular new issues, to assess the impact on value of CFSB Bancorp coming to market at this time.

1.	Financial Condition

The financial condition of an institution is an important determinant in pro forma market value because investors typically look to such factors as liquidity, capital, asset composition and

RP® Financial, LC.	VALUATION ANALYSIS IV.3

quality, and funding sources in assessing investment attractiveness. The similarities and differences in the Bank’s and the Peer Group’s financial strengths are noted as follows:

•

Overall A/L Composition. Loans funded by retail deposits were the primary components of both Colonial’s and the Peer Group’s balance sheets. In comparison to the Peer Group, the Bank’s interest-earning asset composition exhibited a lower concentration of loans and a lower level of diversification into high risk-weight loans, both of which have limited the Bank’s asset yields and overall earnings while minimizing its credit risk exposure as well. Colonial’s funding composition was similar to the Peer Group as both funded operations primarily with deposits and the level of borrowings was small for the Peer Group and minimal for the Bank. Overall, as a percent of assets, the Bank maintained a higher level of interest-earning assets and a higher level of interest-bearing liabilities relative to the comparable ratios for the Peer Group, which translated into a lower IEA/IBL ratio for Colonial. After factoring in the impact of the net stock proceeds, the Bank’s IEA/IBL ratio will be comparable to the Peer Group’s IEA/IBL ratio. On balance, RP Financial concluded that the lower level of loans and focus on residential mortgage lending with their lower yield potential was a negative factor in our adjustment for financial condition in relation to the Peer Group.

•

Credit Quality. The Bank has not had any non-performing assets over the last several years which is indicative of very strong credit quality. At the same time, the Peer Group operates with very low credit quality and limited NPAs and loan chargeoffs, albeit not at the Bank’s nominal level. Additionally, RP Financial gave consideration to the fact that while the Peer Group had greater credit risk exposure, the level of allowance for loan and lease losses were also higher as a percentage of total loans. Overall, RP Financial concluded that credit quality was a neutral factor in our adjustment for financial condition.

•

Balance Sheet Liquidity. The Bank maintained a higher level of cash and investment securities than the Peer Group. At the same time, the substantial majority of the investment securities portfolio which is also larger are classified as held-to-maturity limiting the ability to generate liquidity over the short term. Following the infusion of stock proceeds, the Bank’s cash and investments ratio is expected to increase as a portion of the net proceeds will initially be held in short-term liquid funds. The Bank’s future borrowing capacity was considered to be similar to the Peer Group’s borrowing capacity, as the level of borrowings was modest for both. Overall, RP Financial concluded that balance sheet liquidity was a slight positive factor in our adjustment for financial condition.

•

Funding Liabilities. The Bank’s interest-bearing funding composition reflected a slightly higher concentration of deposits and a lower concentration of borrowings relative to the comparable Peer Group median ratios, but were broadly comparable overall. Overall, RP Financial concluded that funding liabilities were a neutral factor in our adjustment for financial condition.

•

Equity. The Peer Group currently operates with a lower equity-to-assets ratio than the Bank, even on a pre-conversion basis. Accordingly, following the stock offering, CFSB Bancorp’s pro forma capital position will exceed the Peer Group’s figures by a greater amount. On balance, RP Financial concluded that equity strength was a positive factor in our adjustment for financial condition.

RP® Financial, LC.	VALUATION ANALYSIS IV.4

On balance, Colonial’s balance sheet strength was considered to be modestly greater than the Peer Group’s balance sheet strength and, thus, a slight upward adjustment was applied for the Bank’s financial condition.

2.	Profitability, Growth and Viability of Earnings

Earnings are a key factor in determining pro forma market value, as the level and risk characteristics of an institution’s earnings stream and prospects to generate future earnings heavily influence the multiple that the investment community will pay for earnings. The major factors considered in the valuation are described below.

•

Reported Earnings. The Bank’s reported earnings were lower than the Peer Group’s on a ROAA basis (0.42% of average assets versus a median 0.73% of average assets for the Peer Group). As noted in the Peer Group analysis in Section Three, the lower earnings were primarily attributable to the relatively low level of net interest and non-interest income reflective of the Bank’s traditional thrift business model which involved residential mortgage lending for portfolio. While Colonial benefited from a comparatively low level of operating expenses which resulted from its thrift oriented operating strategy, it was insufficient to offset the higher net interest and non-income generated by the Peer Group. Overall, the Bank’s reported earnings were considered to be less favorable than the Peer Group’s reported earnings and, thus, RP Financial concluded that this was a negative factor in our adjustment for profitability, growth and viability of earnings.

•

Core Earnings. The Bank did not have any non-operating or otherwise unusual items in its earnings for the most recent twelve month period. Accordingly, reported and core earnings were equivalent. While non-operating items were also limited for the Peer Group, gains on the sale of loans which are considered to entail greater volatility than earnings generated through typical sources of non-interest income were a material component of the Peer Group’s earnings (0.85% of average assets based on the average and 0.13% of average assets based on the median). Overall, in evaluating the Bank’s core earnings in relation to the Peer Group, we considered that Colonial’s core earnings will remain below the Peer Group average and median even after the expected earnings benefit from deployment of the proceeds which will be diminished by expenses associated with the stock benefit plans and operating as a publicly-traded company. Overall, RP Financial considered that reported and core earnings were very similar and thus, RP Financial concluded that this was a negative factor in our adjustment for profitability, growth and viability of earnings.

•

Interest Rate Risk. Quarterly changes in the Bank’s and the Peer Group’s net interest income to average assets ratios indicated that a modestly greater degree of volatility was associated with Colonial’s net interest margin. Other measures of interest rate risk, such as IEA/IBL ratios and levels of non-interest earning assets were more favorable for the Bank. On a pro forma basis, the infusion of stock proceeds can be expected to provide the Bank with equity-to-assets and IEA/ILB ratios that are more favorable or comparable to the Peer Group’s ratios, as well as

RP® Financial, LC.	VALUATION ANALYSIS IV.5

enhance the stability of the Bank’s net interest margin. Accordingly, on balance, interest rate risk was a neutral factor in our adjustment for profitability, growth and viability of earnings.

•

Credit Risk. The impact of future credit losses is considered to be nominal for the Bank and only marginally higher for the Peer Group, primarily reflecting the greater inherent risk in their higher risk-weight loan portfolios which included a higher level of commercial mortgage and non-mortgage loans as well as multi-family and construction loans. Overall, RP Financial concluded that credit risk was a slight positive factor in our adjustment for profitability, growth and viability of earnings for the Bank, the upward assessment was mitigated by the fact that the Peer Group also maintained very strong asset quality and had a limited history of credit-related losses.

•

Earnings Growth Potential. Several factors were considered in assessing earnings growth potential. First, the Bank currently maintains lower yields and spread than the Peer Group, which would tend to a continuation of the Bank’s lower net interest margin going forward. Second, the infusion of stock proceeds will provide the Bank with for favorable growth potential through leverage as currently maintained by the Peer Group. At the same time, the Bank has had ample capacity to grow in the recent past and has been unable to achieve meaningful assets growth. Overall, earnings growth potential was considered to be similar to the Peer Group notwithstanding the Bank’s stronger pro forma capital position and thus, earnings growth potential was a neutral factor in our adjustment for profitability, growth and viability of earnings.

•

Return on Equity. Currently, the Bank‘s core ROE is lower than the Peer Group’s core ROE. As the result of the increase in equity that will be realized from the infusion of net stock proceeds into the Company’s equity, the Company’s pro forma return equity on a core earnings basis will be lower than the Peer Group’s core ROE. Accordingly, this was a negative factor in the adjustment for profitability, growth and viability of earnings.

On balance, CFSB Bancorp’s pro forma earnings strength was considered to be less favorable than the Peer Group’s and, thus, a moderate downward adjustment was applied for profitability, growth and viability of earnings.

3.	Asset Growth

Comparative asset growth rates for the Bank and the Peer Group showed a 9.75% annual increase in the Bank’s assets over the most recent 12 month period, versus average and median increases of 7.88% and 6.55% over the most recent 12 month period for the Peer Group. Importantly, the fiscal stimulus in the COVID pandemic environment has resulted in an influx of funds for many financial institutions in excess of loan demand. In this regard, the Bank’s loan portfolio shrank by 3% in the most recent fiscal year while the Peer Group realized growth of less than 1% over the corresponding timeframe. Overall, the Bank’s recent asset growth trends would

RP® Financial, LC.	VALUATION ANALYSIS IV.6

tend to be viewed as comparable relative to the Peer Group’s asset growth trends in terms of supporting future earnings growth. On a pro forma basis, the Bank’s tangible equity-to-assets ratio will be higher than the Peer Group’s tangible equity-to-assets ratio, providing the Bank with greater leverage capacity as maintained by the Peer Group. On balance, no adjustment was applied for asset growth.

4.	Primary Market Area

The general condition of an institution’s market area has an impact on value, as future success is in part dependent upon opportunities for profitable activities in the local market served. Colonial serves the Boston Metropolitan Areas focusing on areas south of Boston in Norfolk County, Massachusetts through the headquarters office and three full-service branches. Within this market, the Bank faces significant competition for loans and deposits from both community-based institutions and larger regional financial institutions, which provide a broader array of services and have significantly larger branch networks. However, the Peer Group companies by virtue of their relatively comparable size relative to Colonial also face numerous and/or large competitors.

Demographic and economic trends and characteristics in the Bank’s primary market area are presented in Exhibit III-3 along with Peer Group comparable data. In this regard, the total population of Norfolk County is slightly higher than the average and median primary market areas of the Peer Group. In addition, the historical and projected population growth rate in Norfolk County is slightly higher than the Peer Group average over the 2015-2021 and 2021-2026 periods. While these demographic trends are slightly more favorable for the Bank, the per capita income level in Norfolk County ($60,544 as of 2021) is well above the average and median of the Peer Group’s markets. As a percentage of the state average, Norfolk County is also above the average and median of the Peer Group. The deposit market share exhibited by the Bank in Norfolk County is below the Peer Group average and median, indicative of the larger market within which the Bank operates, while several of the Peer Group members operate in smaller demographic areas. As shown in Table 4.1, the average unemployment rate for the primary market area counties served by the Peer Group companies was modestly higher than the unemployment rate reflected for Norfolk County. On balance, we concluded that a slight upward adjustment was appropriate for the Bank’s market area.

RP® Financial, LC.	VALUATION ANALYSIS IV.7

Table 4.1

Peer Group Market Area Unemployment Rates

Colonial FSB

	County	Unemployment Rate June 2021
Colonial Bancorp, Inc.	Norfolk, MA	4.9%

Peer Group Average		5.4%

Peer Group
CBM Bancorp, Inc.	Baltimore, MD	6.5%
Cincinnati Bancorp, Inc.	Hamilton, OH	6.1%
Elmira Savings Bank	Chemung, NY	5.6%
FFBW, Inc.	Waukesha, WI	3.8%
Generations Bancorp NY, Inc.	Seneca, NY	5.1%
HMN Financial, Inc.	Olmsted, MN	3.7%
HV Bancorp, Inc.	Bucks, PA	5.3%
IF Bancorp, Inc.	Iroquois, IL	4.7%
Mid-Southern Bancorp, Inc.	Washington, IN	4.0%
Prudential Bancorp, Inc.	Philadelphia, PA	9.4%
Randolph Bancorp, Inc.	Norfolk, MA	4.9%
WVS Financial Corp.	Allegheny, PA	6.0%

Source: S&P Global Market Intelligence.

5.	Dividends

At this time the Company has not established a dividend policy. Future declarations of dividends by the Board of Directors will depend upon a number of factors, including investment opportunities, growth objectives, financial condition, profitability, tax considerations, minimum capital requirements, regulatory limitations, stock market characteristics and general economic conditions.

Five out of the twelve Peer Group companies pay regular cash dividends, with implied dividend yields ranging from 0.78% to 4.33`%. The average dividend yield on the stocks of the Peer Group institutions equaled 2.23% as of August 20, 2021, reflecting the yield of the five

RP® Financial, LC.	VALUATION ANALYSIS IV.8

companies which have a regular dividend policy. Comparatively, as of August 20, 2021, the average dividend yield on the stocks of all fully-converted publicly-traded thrifts equaled 2.16%.

Our valuation adjustment for dividends for CFSB Bancorp also considered the regulatory policy with regard to payment of dividends to the MHC. Under current FRB policy, any dividends declared by the Company would be required to be paid to all shareholders. Accordingly, dividends paid by the Company would increase the amount of assets held by the MHC, after adjusting for applicable income taxes, and, thereby, increase the implied dilution incurred by the minority shareholders in a second-step conversion pursuant to the calculation to account for net assets held by the MHC in a second-step offering.

Overall, while the Company has not established a definitive dividend policy prior to its stock offering, the Company’s capacity to pay a dividend comparable to the Peer Group’s average dividend yield is viewed as not as strong based on the Company’s pro forma earnings. Furthermore, dividend payments retained by the MHC would increase the implied dilution to minority shareholders in a second-step offering, whereas the fully converted peer group companies do not have this issue. On balance, we concluded that a slight downward adjustment was warranted for purposes of the Company’s dividend policy.

6.	Liquidity of the Shares

The Peer Group is by definition composed of companies that are traded in the public markets. All ten of the Peer Group members trade on the NASDAQ system. Typically, the number of shares outstanding and market capitalization provides an indication of how much liquidity there will be in a particular stock. The market capitalization of the Peer Group companies ranged from $25.3 million to $109.9 million as of August 20, 2021, with average and median market values of $61.2 million and $48.8 million, respectively. The shares issued and outstanding of the Peer Group companies ranged from 1.7 million to 7.8 million, with average and median shares outstanding of 3.8 million and 4.0 million, respectively. The Company’s stock offering is expected to have a pro forma public market value that will be less than the lower end of the Peer Group’s range of market values and also be less than the lower end of the range of shares outstanding reported for the Peer Group companies.

Similar to the Peer Group companies, the Company’s stock will not be quoted on the NASDAQ following the stock offering. Overall, we anticipate that the Company’s public stock will have slightly more limited liquidity than the Peer Group based on the market value and shares

RP® Financial, LC.	VALUATION ANALYSIS IV.9

outstanding of the public shares. Accordingly, we concluded that a slight downward adjustment was necessary for this factor.

7.	Marketing of the Issue

Three separate markets exist for thrift stocks: (1) the after-market for public companies, both fully-converted stock companies and MHCs, in which trading activity is regular and investment decisions are made based upon financial condition, earnings, capital, ROE, dividends and future prospects; (2) the new issue market in which converting thrifts are evaluated on the basis of the same factors but on a pro forma basis without the benefit of prior operations as a publicly-held company and stock trading history; and (3) the thrift acquisition market. All three of these markets were considered in the valuation of the Company’s to-be-issued stock.

A.	The Public Market

The value of publicly-traded thrift stocks is easily measurable, and is tracked by most investment houses and related organizations. Exhibit IV-1 provides pricing and financial data on all publicly-traded thrifts. In general, thrift stock values react to market stimuli such as interest rates, inflation, perceived industry health, projected rates of economic growth, regulatory issues and stock market conditions in general. Exhibit IV-2 displays historical stock market trends for various indices and includes historical stock price index values for thrifts and commercial banks. Exhibit IV-3 displays various stock price indices as of August 20, 2021.

In terms of assessing general stock market conditions, the performance of the overall stock market has generally shown an upward trend in recent quarters. Stocks traded lower at the start of the fourth quarter of 2020, as investors reacted to the September employment report that showed job growth was less than expected. News of President Trump’s improving health propelled stocks higher at the beginning of the second week of October, which was followed by a one-day sell-off caused by a halt in negotiations for a new economic relief package. Stocks rallied higher following the one-day sell-off on revived hopes for a new stimulus deal, as Democratic and White House negotiators resumed negotiations for a coronavirus relief bill. Mixed earnings reports at the start of the third quarter earnings season pressured stocks lower going into mid-October. The sell-off in the broader stock market sharpened during the second half of October, as a surge in coronavirus cases added to worries about the economic outlook in the absence of a stimulus deal. Better-than-expected economic data for third quarter GDP growth and October manufacturing activity contributed to stocks rallying ahead of the election in early-November. The

RP® Financial, LC.	VALUATION ANALYSIS IV.10

stock market rallied continued on Election Day and the following day, as Wall Street reacted to election results that indicated a Biden presidency gridlocked by a Republican-controlled Senate. News of promising results for two Covid-19 vaccines bolstered stock markets gains through the end of November, which included the DJIA closing above 30000 for the first time. Overall, for the month of November, the DJIA increased 12%, marking its best month since January 1987, while the NASDAQ and S&P 500 posted respective gains of 12% and 11%. Signs of progress on a stimulus relief package and the effectiveness rates for the forthcoming Covid-19 vaccines helped to sustain the broader stock market rally through the first week of December, with the NASDAQ and S&P 500 closing at new record highs. Stocks retreated going into mid-December, as negotiations over a coronavirus relief package stalled. As Congress neared a deal on a new coronavirus relief package, all three major U.S. stock indexes closed at record highs going into the second half of December. Stocks paused after closing at new record highs, as Covid-19 concerns overshadowed Congress’s approval of a coronavirus relief package. All three major U.S. stock indexes closed at record highs in the final week of 2020, as the rollout of the coronavirus vaccine and passage of a new stimulus package buoyed investors’ sentiment.

A wave of new Covid-19 infections prompted a sell-off in the broader stock at the at the start of 2021, which was followed by stocks rallying higher on expectations that there would be a big boost in government spending under a Democrat-controlled Senate. Stocks fell in mid-January, as initial jobless claims posted their biggest weekly increase since the Covid-19 pandemic hit in March. After all three major U.S. stock indexes closed at record highs going into the second half of January, all three major U.S. stock indexes suffered their sharpest losses in late-January amid concerns about how effectively the Covid-19 vaccine was being distributed. Robust fourth quarter earnings posted by some large-cap stocks and a decline in initial jobless claims for a third straight week contributed to stocks rallying higher in the first week of February. All three major U.S. stock indexes closed at record highs going into mid-February, as expectations of a new round of stimulus aid, strong corporate earnings and progress with the rollout of the Covid-19 vaccine fueled stock market gains. The DJIA closed at a new record high at the conclusion of the Federal Reserve’s policy meeting on February 24th, as the Federal Reserve signaled that it was committed to keeping east-monetary policies unchanged. Led by a decline in technology shares, stocks retreated at the end of February on inflation concerns and rising Treasury yields. The DJIA surged to several record highs during the first half of March, as investors rotated into cyclical stocks following a stronger-than-expected employment report for February and progress on a new stimulus bill. Comparatively, with long-term Treasury yields

RP® Financial, LC.	VALUATION ANALYSIS IV.11

continuing to rise, the NASDAQ fell into correction territory in the second week of March. After the Federal Reserve pledged to maintain its easy-money policies, the DJIA closed above 33000 for the first time heading into the second half of March. As long-term Treasury yields continued to rise, technology and other high growth stocks experienced further selling pressure heading into the second half of March. Stocks retreated going into late-March and then rallied on signs that the U.S. economy was positioned for a period of rapid growth. For the first quarter overall, the DJIA was up 7.8%, the S&P 500 gained 5.8% and the NASDAQ added 2.8%.

Led by rebound in technology stocks, the S&P 500 closed above 4000 for the first time at the start of the second quarter of 2021. March jobs data, which showed stronger-than-expected job growth, and a rebound in March service sector activity powered the DJIA and S&P 500 to record highs in the second week of April, as investors bet that economic growth would pick up with more people getting Covid-19 vaccines and increased government spending. Some strong first quarter earnings reports pushed the DJIA and S&P 500 to more record highs in mid-April, which was followed by stocks trading lower across all sectors heading into the second half of April.    Stocks traded unevenly heading into the last week of April, as investors weighed fresh evidence that a strong economic recovery was underway against rising Covid-19 infection levels in some countries and consideration by the Biden administration to raise capital gain taxes. For the month of April, the DJIA, S&P 500 and NASDAQ posted monthly gains of 2.7%, 5.2% and 5.4% respectively.

Economically sensitive shares led the stock market higher at the start of May, as investors reacted to data showing economic growth was picking up and continuation of a strong earnings season. A lackluster April jobs report sparked a rebound in technology shares and other growth stocks, while the DJIA and S&P 500 closed at record highs on May 7th. Stock market turbulence prevailed heading into mid-May, with the broader stock market selling off after a sharp increase in April consumer prices heightened inflation concerns and then ended the week rallying higher. Economically sensitive shares led the market lower going in the second half of May, as the Federal Reserve signaled an eventual shift away from its easy-money pandemic policies amid evidence of mounting inflation and a robust economic recovery. Two consecutive weeks of initial weekly jobless claims hitting new pandemic lows contributed to stocks rallying in late-May, with the DJIA and S&P 500 recording gains for the month of May versus a slight decline in the NASDAQ and, thereby, snapping a six-month winning streak.

RP® Financial, LC.	VALUATION ANALYSIS IV.12

Stocks closed out the first week of June 2021 edging higher after the May employment report showed the labor market continued its slow recovery. Losses in the financial, industrial and consumer sectors weighed on the broader stock market heading into mid-June, as investors balanced their confidence in the economy reopening against the risks of rising inflation, supply-chain problems and the possibility of higher taxes. Rate-hike worries fueled a sell-off following the Federal Reserve’s mid-June policy meeting, in which the Federal Reserve signaled that they expected to raise interest rates by late-2023, sooner than they had previously anticipated. Stocks rebounded in the second half of June, with the major U.S. stock indexes closing out the second quarter at or near record highs driven by data signaling acceleration in the world economy and optimism over additional fiscal stimulus in the form of a $1 trillion infrastructure plan.

All three major U.S. stock indexes closed at new highs at the start of the third quarter of 2021, as the June jobs report confirmed that the U.S. economy continued to recover at a healthy clip. Concerns about inflation and the rapid spread of the Covid-19 Delta variant contributed to snapping a three-week winning streak for U.S. stocks in mid-July. A string of strong second quarter earnings reports helped stocks rebound to new highs heading into late-July, with all three major U.S. stock indexes finishing with gains for the month of July. A generally positive trend in the broader stock market was sustained through the first week of August, as the July employment report indicated that the economy was continuing to rebound. Passage of an infrastructure bill by the Senate and generally strong second quarter earnings helped to propel the Dow Jones Industrial Average (“DJIA”) and S&P 500 to more record highs in the second week of August. On August 20, 2021, the DJIA closed at 35120.08 or 14.7% higher since the beginning of the year and the NASDAQ closed at 14714.66 or 14.8% higher since the beginning of the year.

The market for thrift stocks has also generally been positive in recent quarters. The positive trend in thrift stocks realized since the market selloff with the emergence of the COVID-19 pandemic continued into the latter half of 2020 with trends reflecting the markets expectations regarding earnings and inflation. Despite better-than-expected third quarter earnings results posted by some big banks at the start of the third quarter earnings season, financial shares traded lower in mid-October. Financial shares rallied going into late-October, as news that weekly initial jobless claims fell by 55,000 pushed the 10-year Treasury yield up to 0.85%. Financial shares sold-off along with the broader stock market during the last week of October, as rising coronavirus cases shook investors’ confidence in the economic recovery.

RP® Financial, LC.	VALUATION ANALYSIS IV.13

Financial shares also participated in the broader stock market rally during the first two trading days of November and on Election Day, but then diverged from the broader stock market rally the day following the election as investors bet that the election results and a potentially long period of vote counting would delay and potentially reduce another round of stimulus. Amid building hopes that drug-makers were on the brink of pushing out vaccines effective enough to fight the coronavirus, economically sensitive stocks, such as bank stocks, were among the strongest performing sectors for the balance of November. After trading lower on last day of November, the positive trend in thrift stocks resumed through the first half of December on signs of a progress in negotiations over a coronavirus relief package. Amid a surge in coronavirus infections and the Federal Reserve leaving its benchmark interest rate near zero, thrift shares edged lower going into final week of 2020 and then rebounded in the last week of 2020 after President Trump signed a Covid-19 relief bill.

Thrift shares traded flat at the start of 2021 and then rallied higher in the second week of January on expectations of additional stimulus after Democrats took control of the Senate. Thrift shares reversed course and trended lower in the second half of January on concerns over the lingering economic impact of the coronavirus and related impact on loan demand and credit quality. A decline in coronavirus cases across the U.S. helped thrift shares to rebound in the first week of February. Expectations of more stimulus, some positive economic reports and rising bond yields contributed to thrift shares trading higher going into late-February. After trading lower in late-February on inflation concerns, thrift shares rallied during the first half of March. The SNL Thrift Index for all publicly-traded thrifts was up 9.1% during the first half of March, as investors rotated into economically shares on signs that the U.S. economy was gaining traction in light of the favorable jobs report for March, the signing of a $1.9 trillion relief package and more people getting vaccinated. Thrift shares pulled back towards the close of the first quarter on concerns about the strength of the economic recovery, the Federal Reserve’s ending of a yearlong reprieve that eased capital requirements for big banks and a large investment fund unwound billions of dollars in holdings.

Strong job growth reflected in the March employment data and an improving economic outlook propelled thrift stocks higher at the start of the second quarter of 2021. Despite favorable first quarter earnings posted by Wall Street’s big banks, financial shares edged lower in mid-April as investors focused on the lack of loan growth and net interest margins coming under further pressure. A pick-up in bank merger activity contributed to financial shares trading higher

RP® Financial, LC.	VALUATION ANALYSIS IV.14

going into the last week of April, which was followed by thrift shares pulling back in the last week of April on signs that inflation was accelerating. Signs that economic growth was accelerating helped to lift thrift shares in early-May. After spiking lower on signs that inflation was heating up, thrift shares powered higher to close out the second week of trading in May as investors saw value in bank stocks that underperformed the broader stock market during 2020 and were trading at relatively low P/E multiples compared to the S&P 500. After financial shares retreated in late-May, as the Federal Reserve’s top supervisory official came under criticism during his semi-annual congressional testimony, bank and thrift stocks traded higher to closeout May and the start of June on news that initial weekly jobless claims hit a new pandemic low for a second consecutive week.

Weaker-than-expected job growth reflected in the May employment report translated into financial shares edging lower to close out the first week of June 2021. With data showing another leap in May consumer prices, concerns of rising inflation pressured financial shares lower in the second week of June. Financial shares retreated further heading into the second half of June, as investors reacted to the Federal Reserve projecting higher interest rates sooner than expected and an unexpected rise in weekly jobless claims. Progress in negotiations towards reaching an agreement on infrastructure legislation boosted financial shares in late-June, which was followed by a sell-off in financial shares going into start of the third quarter on growing concerns about the economic recovery amid the spread of the Delta coronavirus variant.

Financial shares posted gains following Congressional testimony by the Federal Reserve Chairman in mid-July 2021, where he told members of Congress that inflation would moderate and that the central bank planned to maintain its current monetary policies. Following a pullback heading into the second half of July, financial shares traded higher in late-July as the Federal Reserve concluded its policy meeting maintaining its target rate near zero and hinted that it could start tapering bond purchases. Concerns that the pandemic recovery might be faltering pressured financial shares lower at the start of August, which was followed by bank and thrift stocks rebounding on the favorable employment numbers reported for July. Financial shares stabilized during into the latter part of August. On August 20, 2021, the KBW Nasdaq Regional Bank Index closed at 117.3, an increase of 24% since the beginning of the year.

RP® Financial, LC.	VALUATION ANALYSIS IV.15

B.	The New Issue Market

In addition to thrift stock market conditions in general, the new issue market for converting thrifts is also an important consideration in determining the Company’s pro forma market value. The new issue market is separate and distinct from the market for seasoned thrift stocks in that the pricing ratios for converting issues are computed on a pro forma basis, specifically: (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials. The distinction between pricing of converting and existing issues is perhaps no clearer than in the case of the price/book (“P/B”) ratio in that the P/B ratio of a converting thrift will typically result in a discount to book value whereas in the current market for existing thrifts the P/B ratio often reflects a premium to book value. Therefore, it is appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.

As shown in Table 4.2, there have been four standard conversions, four second step conversion and no mutual holding company offerings completed in the last three months. However, the minority stock offering by Marathon Bancorp of Wisconsin completed in April 2021 was included in the tabular presentation since it is particularly relevant to Colonial’s proposed transaction. Marathon Bancorp’s offering was comparatively smaller at $10 million and closed at a pro forma fully converted P/TB ratio equal to 55.8% and was trading at 6% above its IPO price as of August 20, 2021. In addition, we gave consideration to the three smaller standard conversion offerings involving institutions with total assets of less than $1 billion, which closed at an average P/TB ratio of 59.2%.

RP® Financial, LC.	VALUATION ANALYSIS IV.16

Table 4.2

Pricing Characteristics and After-Market Trends

Conversions Completed in Trailing 12 Months

Institutional Information			Pre-Conversion Data				Offering Information				Pro Forma Data								Post-IPO Pricing Trends
			Financial Info.		Asset Quality						Pricing Ratios(2)(5)				Financial Charac.				Closing Price:
							Excluding Foundation												First Trading Day		After First Month(4)
Institution	Conversion Date	Ticker	Assets	Equity/ Assets	NPAs/ Assets	Res. Cov.	Gross Proc.	% Offer	% of Mid.	Exp./ Proc.	P/TB	Core P/E		P/A	Core ROA	TE/ A	Core ROE	IPO Price		% Chg		% Chg	Thru 8/20/2021	% Chg
			($Mil)	(%)	(%)	(%)	($Mil.)	(%)	(%)	(%)	(%)	(x)		(%)	(%)	(%)	(%)	($)	($)	(%)	($)	(%)	($)	(%)
Standard Conversions
TC Bancshares, Inc., GA	7/21/21	TCBC-NASDAQ	$364	11.14%	0.62%	188%	$49.0	100%	104%	2.7%	59.5%	NM		12.1%	0.1%	20.3%	0.3%	$10.00	$12.11	21.1%	$12.89	28.9%	$12.89	28.9%
Blue Foundry Bancorp, NJ*	7/16/21	BLFY-NASDAQ	$1,948	9.76%	0.66%	130%	$277.7	100%	132%	1.6%	66.2%	NM		13.0%	-0.6%	19.7%	-3.2%	$10.00	$12.90	29.0%	$13.39	33.9%	$13.50	35.0%
Texas Community Bancshares, Inc, TX	7/16/21	TCBS-NASDAQ	$317	10.03%	0.37%	162%	$32.1	100%	89%	4.3%	56.2%	99.0	x	9.5%	0.1%	16.9%	0.6%	$10.00	$15.08	50.8%	$15.29	52.9%	$15.45	54.5%
PB Bankshares, Inc., PA*	7/15/21	PBBK-NASDAQ	$281	7.76%	0.83%	125%	$27.8	100%	132%	4.9%	61.9%	NM		9.1%	0.0%	14.8%	-0.1%	$10.00	$13.08	30.8%	$12.90	29.0%	$13.25	32.5%

	Averages - Standard Conversions:		$727	9.67%	0.62%	151%	$96.6	100%	114%	3.4%	61.0%	99.0	x	10.9%	-0.1%	17.9%	-0.6%	$10.00	$13.29	32.9%	$13.62	36.2%	$13.77	37.7%
	Medians - Standard Conversions:		$340	9.90%	0.64%	146%	$40.5	100%	118%	3.5%	60.7%	99.0	x	10.8%	0.0%	18.3%	0.1%	$10.00	$12.99	29.9%	$13.14	31.4%	$13.38	33.8%
Second Step Conversions
Magyar Bancorp, Inc., NJ*	7/15/21	MGYR-NASDAQ	$759	7.84%	1.43%	79%	$39.1	55%	115%	3.9%	76.9%	19.0	x	9.0%	0.5%	11.7%	4.0%	$10.00	$10.94	9.4%	$10.23	2.3%	$10.57	5.7%
Cullman Bancorp, Inc., AL	7/15/21	CULL-NASDAQ	$334	16.95%	0.20%	1012%	$43.1	58%	132%	3.7%	77.4%	22.5	x	19.9%	0.9%	25.6%	3.4%	$10.00	$11.40	14.0%	$11.46	14.6%	$11.49	14.9%
1895 Bancorp of Wisconsin, Inc., WI	7/15/21	BCOW-NASDAQ	$517	11.60%	0.24%	217%	$35.4	55%	115%	5.0%	71.6%	56.4	x	11.7%	0.2%	16.4%	1.3%	$10.00	$11.15	11.5%	$10.74	7.3%	$10.90	9.0%
NorthEast Community Bancorp, Inc., NY*	7/13/21	NECB-NASDAQ	$966	16.30%	0.58%	143%	$97.9	60%	96%	2.5%	68.2%	14.9	x	15.6%	1.1%	22.9%	4.6%	$10.00	$10.61	6.1%	$10.06	0.6%	$10.07	0.7%

	Averages - Second Step Conversions:		$644	13.17%	0.61%	363%	$53.9	57%	114%	3.8%	73.5%	28.2	x	14.0%	0.7%	19.2%	3.3%	$10.00	$11.02	10.2%	$10.62	6.2%	$10.76	7.6%
	Medians - Second Step Conversions:		$638	13.95%	0.41%	180%	$41.1	57%	115%	3.8%	74.2%	20.8	x	13.7%	0.7%	19.7%	3.7%	$10.00	$11.04	10.4%	$10.48	4.8%	$10.73	7.3%
Mutual Holding Companies
Marathon Bancorp, Inc., WI*	4/20/21	MBBC-OTCPink	$174	12.39%	0.22%	562%	$10.0	45%	124%	12.2%	55.8%	35.4	x	11.6%	0.4%	16.0%	2.6%	$10.00	$10.10	1.00%	$10.27	2.7%	$10.60	6.0%

Averages - MHC Conversions:			$174	12.39%	0.22%	562%	$10.0	45%	124%	12.2%	55.8%	35.4	x	11.6%	0.4%	16.0%	2.6%	$10.00	$10.10	1.0%	$10.27	2.7%	$10.60	6.0%
Medians - MHC Conversions:			$174	12.39%	0.22%	562%	$10.0	45%	124%	12.2%	55.8%	35.4	x	11.6%	0.4%	16.0%	2.6%	$10.00	$10.10	1.0%	$10.27	2.7%	$10.60	6.0%
	Averages - All Conversions:		$629	11.53%	0.57%	291%	$68.0	75%	115%	4.5%	66.0%	41.2	x	12.4%	0.3%	18.2%	1.5%	$10.00	$11.93	19.3%	$11.91	19.1%	$12.08	20.8%
	Medians - All Conversions:		$364	11.14%	0.58%	162%	$39.1	60%	115%	3.9%	66.2%	29.0	x	11.7%	0.2%	16.9%	1.3%	$10.00	$11.40	14.0%	$11.46	14.6%	$11.49	14.9%

Note:	* - Appraisal performed by RP Financial; BOLD = RP Financial assisted in the business plan preparation, “NT” - Not Traded; “NA” Not - Applicable, Not Available; C/S-Cash/Stock.

(1)	As a percent of MHC offering for MHC transactions.
(2)	Does not take into account the adoption of SOP 93-6.
(3)	Latest price if offering is less than one week old.
(4)	Latest price if offering is more than one week but less than one month old.
(5)	Mutual holding company pro forma data on full conversion basis.
(6)	Simultaneously completed acquisition of another financial institution.
(7)	Simultaneously converted to a commercial bank charter.
(8)	Former credit union.

8/20/2021

RP® Financial, LC.	VALUATION ANALYSIS IV.17

C.	The Acquisition Market

Also considered in the valuation was the potential impact on CFSB Bancorp’s stock price of recently completed and pending acquisitions of other savings institutions operating in Massachusetts. As shown in Exhibit IV-4, there have been 22 bank and thrift acquisitions completed from the beginning of 2017 through year-to-date 2021, of which 12 involved savings institutions. In addition, there are currently 2 pending acquisitions for Massachusetts financial institutions, including 1 savings institution. To the extent that speculation of a re-mutualization may impact the Company’s valuation, we have largely taken this into account in selecting companies for the Peer Group which operate in markets that have experienced a comparable level of acquisition activity as the Company’s market and, thus, are subject to the same type of acquisition speculation that may influence the Company’s stock. However, since converting thrifts are subject to a three-year regulatory moratorium from being acquired, acquisition speculation in the Company’s stock would tend to be less compared to the stocks of the Peer Group companies. Furthermore, in comparison to the stocks of the fully-converted Peer Group companies, the degree of acquisition speculation in the Company’s stock is also viewed to be relatively more limited since there will be fewer potential acquirers for the Company’s stock as a re-mutualization transaction can only be completed by a mutual institution or an institution in the MHC form of ownership. Additionally, there tends to be less acquisition speculation in the stocks of publicly-traded MHCs in general, given the majority of the shares are held by the MHC rather than public shareholders which own 100% of the shares of the fully-converted Peer Group companies. Accordingly, the Peer Group companies are considered to be subject to a greater degree of acquisition speculation relative to the acquisition speculation that may influence the Company’s trading price.

* * * * * * * * * * *

In determining our valuation adjustment for marketing of the issue, we considered trends in both the overall thrift market, the new issue market including the new issue market for MHC shares and the local acquisition market for thrift stocks. Taking these factors and trends into account, RP Financial concluded that a slight downward adjustment was appropriate in the valuation analysis for purposes of marketing of the issue.

RP® Financial, LC.	VALUATION ANALYSIS IV.18

8.	Management

Colonial’s management team appears to have experience and expertise in all of the key areas of the Bank’s operations. Exhibit IV-5 provides summary resumes of the Bank’s Board of Directors and senior management. The financial characteristics of the Bank suggest that the Board and senior management have been effective in implementing an operating strategy that can be well managed by the Bank’s present organizational structure. The Bank currently does not have any senior management positions that are vacant.

Similarly, the returns, capital positions and other operating measures of the Peer Group companies are indicative of well-managed financial institutions, which have Boards and management teams that have been effective in implementing competitive operating strategies. Therefore, on balance, we concluded no valuation adjustment relative to the Peer Group was appropriate for this factor.

9.	Effect of Government Regulation and Regulatory Reform

As a federally-insured savings institution operating in the MHC form of ownership, CFSB Bancorp and Colonial Bank will be operating in substantially the same regulatory environment as the Peer Group members — all of whom are adequately capitalized institutions and are operating with no apparent restrictions. Exhibit IV-6 reflects the Bank’s pro forma regulatory capital ratios. Accordingly, no adjustment has been applied for the effect of government regulation and regulatory reform.

Summary of Adjustments

Overall, based on the factors discussed above, we concluded that the Company’s pro forma market value should reflect the following valuation adjustments relative to the Peer Group:

RP® Financial, LC.	VALUATION ANALYSIS IV.19

Table 4.3

Valuation Adjustments

Key Valuation Parameters:	Valuation Adjustment
Financial Condition	Slight Upward
Profitability, Growth and Viability of Earnings	Moderate Downward
Asset Growth	No Adjustment
Primary Market Area	Slight Upward
Dividends	Slight Downward
Liquidity of the Shares	Slight Downward
Marketing of the Issue	Slight Downward
Management	No Adjustment
Effect of Government Regulations and Regulatory Reform	No Adjustment

Valuation Approaches: Fully-Converted Basis

In applying the accepted valuation methodology promulgated by the FDIC, the FRB and the Department, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing the Company’s to-be-issued stock — price/earnings (“P/E”), price/book (“P/B”), and price/assets (“P/A”) approaches — all performed on a pro forma basis including the effects of the stock proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, we have incorporated the valuation parameters disclosed in the Bank’s prospectus for the reinvestment rate, effective tax rate, stock benefit plan assumptions, the Foundation and offering expenses (summarized in Exhibits IV-9 and IV-10). The assumptions utilized in the pro forma analysis in calculating the Company’s full conversion value were consistent with the assumptions utilized for the minority stock offering, except expenses were to include certain stock-related expenses (summarized in Exhibits IV-7 and IV-8).

In our estimate of value, we assessed the relationship of the pro forma pricing ratios relative to the Peer Group, recent conversions and publicly-traded MHCs on a fully-converted basis.

RP Financial’s valuation placed an emphasis on the following:

•

P/E Approach. The P/E approach is generally the best indicator of long-term value for a stock. Given the similarities between the Company’s and the Peer Group’s earnings composition and overall financial condition, the P/E approach was carefully considered in this valuation. At the same time, recognizing that (1) the earnings multiples will be evaluated on a pro forma fully-converted basis for the Company; and (2) the Peer Group on average has had the opportunity

RP® Financial, LC.	VALUATION ANALYSIS IV.20

to realize the benefit of reinvesting net conversion proceeds, we also gave weight to the other valuation approaches.

•

P/B Approach. P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, particularly in the context of an initial public offering, as the earnings approach involves assumptions regarding the use of proceeds. RP Financial considered the P/B approach to be a valuable indicator of pro forma value taking into account the pricing ratios under the P/E and P/A approaches. We have also modified the P/B approach to exclude the impact of intangible assets (i.e., price/tangible book value or “P/TB”), in that the investment community frequently makes this adjustment in its evaluation of this pricing approach.

•

P/A Approach. P/A ratios are generally a less reliable indicator of market value, as investors typically assign less weight to assets and attribute greater weight to book value and earnings. Furthermore, this approach as set forth in the regulatory valuation guidelines does not take into account the amount of stock purchases funded by deposit withdrawals, thus understating the pro forma P/A ratio. At the same time, the P/A ratio is an indicator of franchise value, and, in the case of highly capitalized institutions, high P/A ratios may limit the investment community’s willingness to pay market multiples for earnings or book value when ROE is expected to be low.

The Company will adopt “Employers’ Accounting for Employee Stock Ownership Plans” (“ASC 718-40”), which will cause earnings per share computations to be based on shares issued and outstanding excluding unreleased ESOP shares. For purposes of preparing the pro forma pricing analyses, we have reflected all shares issued in the offering, including all ESOP shares, to capture the full dilutive impact, particularly since the ESOP shares are economically dilutive, receive dividends and can be voted. However, we did consider the impact of ASC 718-40 in the valuation.

Based on the application of the three valuation approaches, taking into consideration the valuation adjustments discussed above, RP Financial concluded that as of August 20, 2021, the pro forma market value of CFSB Bancorp’s full conversion offering equaled $50,000,000 at the midpoint, equal to 5,000,000 shares at $10.00 per share.

Basis of Valuation - Fully-Converted Pricing Ratios

1.    Price-to-Earnings (“P/E”). The application of the P/E valuation method requires calculating the Company’s pro forma market value by applying a valuation P/E multiple (fully-converted basis) to the pro forma earnings base. In applying this technique, we considered both reported earnings and a recurring earnings base, that is, earnings adjusted to exclude any one-

RP® Financial, LC.	VALUATION ANALYSIS IV.21

time non-operating items, plus the estimated after-tax earnings benefit of the reinvestment of the net proceeds. For the 12 months ended June 30, 2021, Colonial recorded net income of $1,392,000. Based on the Bank’s audited financial statements, there were no non-operating income or expense items during the most recent 12-month period and thus core earnings were deemed to be equal to reported earnings.

Based on Colonial’s reported and core earnings and incorporating the impact of the pro forma assumptions discussed previously, the Company’s pro forma reported and core P/E multiples (fully-converted basis) at the $50.0 million midpoint value equaled 54.58 times each, which provided for premiums of 371% and 313% relative to the Peer Group’s average reported and core P/E multiples of 11.58 times and 13.21 times, respectively (see Table 4.4). In comparison to the Peer Group’s median reported and core earnings multiples which equaled 10.04 times and 10.05 times, respectively, the Company’s pro forma reported and core P/E multiples (fully-converted basis) at the midpoint value indicated premiums of 443% and 444%, respectively. the Company’s pro forma fully-converted P/E ratios based on reported and core earnings at the minimum and the super maximum equaled 43.10x and 86.37x, respectively.

On an MHC reported basis, the Company’s reported and core P/E multiples at the midpoint value of $50.0 million equaled 41.67 times (see Table 4.5). The Company’s reported and core P/E multiples provided for premiums of 260% and 216% relative to the Peer Group’s average reported and core P/E multiples of 11.58 times and 13.17 times, respectively. In comparison to the Peer Group’s median reported and core earnings multiples which equaled 10.04 times and 10.05 times, respectively, the Company’s pro forma reported and core P/E multiples (MHC basis) at the midpoint value indicated premiums of 315%. The Company’s pro forma MHC P/E ratios based on reported and core earnings at the minimum and the super maximum equaled 34.48x and 58.82x, respectively.

2.    Price-to-Book (“P/B”). The application of the P/B valuation method requires calculating the Company’s pro forma market value by applying a valuation P/B ratio, as derived from the Peer Group’s P/B ratio, to CFSB Bancorp’s pro forma book value (fully-converted basis). Based on the $50.0 million midpoint valuation, CFSB Bancorp’s pro forma P/B and P/TB ratios (fully-converted basis) both equaled 55.68%. In comparison to the average P/B and P/TB ratios for the Peer Group of 90.73% and 93.00%, respectively, the Company’s ratios reflected a discount of 38.6% on a P/B basis and a discount of 40.1% on a P/TB basis. In comparison to the Peer

RP® Financial, LC.	VALUATION ANALYSIS IV.22

Table 4.4

CFSB Bancorp Public Market Pricing Versus Peer Group (Fully Converted Basis)

As of August 20, 2021

			Market
			Capitalization		Per Share Data									Dividends(4)			Financial Characteristics(6)
			Price/ Share(1)	Market Value	Core 12 Month EPS(2)	Book Value/ Share	Pricing Ratios(3)							Amount/ Share	Yield	Payout Ratio	Total Assets	Equity/ Assets	Tang. Eq./ T. Assets	NPAs/ Assets	Reported (5)		Core (5)
							P/E		P/B	P/A	P/TB	P/ Core									ROAA	ROAE	ROAA	ROAE
			($)	($Mil)	($)	($)	(x)		(%)	(%)	(%)	(x)		($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Colonial Bancorp, Inc.
Supermaximum			$10.00	$66.13	$0.12	$15.66	86.37		63.86	16.80	63.86	86.37		$0.00	0.00%	0.00%	$394	26.31	26.31	0.00	0.19	0.74	0.19	0.74
Maximum			$10.00	57.50	0.15	16.73	67.96		59.77	14.88	59.77	67.96		$0.00	0.00%	0.00%	386	24.91	24.91	0.00	0.22	0.88	0.22	0.88
Midpoint			$10.00	50.00	0.18	17.96	54.58		55.68	13.16	55.68	54.58		$0.00	0.00%	0.00%	380	23.64	23.64	0.00	0.24	1.02	0.24	1.02
Minimum			$10.00	42.50	0.23	19.63	43.10		50.94	11.38	50.94	43.10		$0.00	0.00%	0.00%	374	22.33	22.33	0.00	0.26	1.18	0.26	1.18

All Publicly-Traded, Fully Converted Savings Institutions
Averages			$24.78	$523.83	$2.21	$66.56	12.36		110.06%	13.42%	123.03%	13.12		$0.46	2.18%	48.19%	$3,876	12.54%	11.47%	0.60%	1.05%	7.85%	1.07%	8.36%
Medians			$15.84	$164.15	$1.23	$17.12	11.63		102.30%	12.52%	109.31%	11.78		$0.40	2.16%	29.89%	$1,384	11.44%	10.68%	0.44%	0.92%	7.95%	0.96%	7.94%

State of MA (6)
Averages			$73.19	$382.03	$6.19	$41.37	11.51		128.07%	14.78%	132.00%	11.70		$0.65	1.34%	16.19%	$2,479	12.70%	12.31%	0.69%	1.72%	13.64%	1.64%	12.75%
Medians			$16.47	$229.48	$1.19	$12.69	11.57		108.79%	14.48%	121.45%	11.53		$0.20	1.21%	15.06%	$2,477	13.53%	13.53%	0.93%	1.42%	9.07%	1.42%	9.10%

Peer Group
Averages			$16.41	$61.18	$1.61	$18.10	11.58		90.73%	12.30%	93.00%	13.21		$0.29	1.86%	35.31%	$552	14.27%	14.03%	0.54%	0.98%	8.30%	0.99%	8.58%
Medians			$15.07	$48.81	$1.74	$17.44	10.04		90.88%	10.11%	98.14%	10.05		$0.32	1.80%	35.44%	$464	11.44%	11.19%	0.51%	0.70%	6.13%	0.73%	6.45%

Peer Group
CBMB	CBM Bancorp, Inc.	MD	$14.75	$48.45	$0.25	$14.23	NM		103.62%	19.38%	103.62%	NM		NA	NA	NA	$250	20.08%	20.08%	0.15%	0.36%	1.65%	0.36%	1.65%
CNNB	Cincinnati Bancorp, Inc.	OH	$14.10	$41.36	$1.46	$14.45	9.72	x	97.57%	16.56%	97.94%	9.68	x	NA	NA	NA	$250	17.13%	17.08%	0.51%	1.72%	11.34%	1.73%	11.40%
ESBK	Elmira Savings Bank	NY	$13.86	$49.17	$1.38	$17.57	10.04	x	78.89%	7.58%	98.33%	10.05	x	$0.60	4.33%	43.48%	$649	9.62%	7.87%	NA	0.73%	7.91%	0.73%	7.97%
FFBW	FFBW, Inc.	WI	$11.35	$72.88	NA	$13.76	NM		82.50%	20.67%	82.50%	NA		NA	NA	NA	$353	27.44%	27.34%	0.24%	0.66%	2.21%	NA	NA
GBNY	Generations Bancorp NY, Inc.	NY	$10.28	$25.26	$0.38	$17.31	14.08	x	59.37%	6.65%	61.71%	26.99	x	NA	NA	NA	$380	11.19%	10.82%	NA	0.48%	5.39%	0.24%	2.73%
HMNF	HMN Financial, Inc.	MN	$22.99	$102.54	$3.08	$23.24	7.46	x	98.91%	10.45%	99.67%	7.46	x	$0.00	0.00%	NA	$981	11.00%	10.93%	0.19%	1.53%	13.83%	1.53%	13.84%
HVBC	HV Bancorp, Inc.	PA	$21.83	$47.50	$3.32	$19.04	6.58	x	114.63%	8.66%	114.63%	6.58	x	NA	NA	NA	$549	7.55%	7.55%	0.55%	1.13%	18.27%	1.13%	18.27%
IROQ	IF Bancorp, Inc.	(7) IL	$21.67	$65.94	$1.75	$25.76	11.59	x	84.11%	8.85%	84.11%	12.35	x	$0.35	1.62%	17.38%	$745	11.20%	11.20%	0.20%	0.79%	6.87%	0.74%	6.45%
MSVB	Mid-Southern Bancorp, Inc.	IN	$15.39	$43.90	$0.42	$15.50	NM		99.27%	17.62%	99.27%	NM		$0.12	0.78%	26.19%	$249	19.71%	19.71%	0.74%	0.53%	2.53%	0.53%	2.53%
PBIP	Prudential Bancorp, Inc.	PA	$14.10	$109.90	$0.71	$16.75	17.85	x	84.19%	9.77%	88.48%	19.82	x	$0.28	1.99%	35.44%	$1,125	11.68%	11.17%	1.17%	0.54%	4.86%	0.48%	4.38%
RNDB	Randolph Bancorp, Inc.	MA	$20.32	$99.02	$4.17	$19.17	4.94	x	106.02%	13.31%	106.05%	4.87	x	NA	NA	NA	$744	13.53%	13.53%	1.09%	2.95%	21.36%	2.99%	21.67%
WVFC	WVS Financial Corp.	PA	$16.23	$28.20	$0.77	$20.37	21.93	x	79.67%	8.15%	79.67%	21.13	x	$0.40	2.46%	54.05%	$346	11.09%	11.09%	NA	0.39%	3.40%	0.41%	3.53%

(1)   Closing price at date indicated, market value equal to public (minority shares) times current stock price.

(2)   Core earnings reflect net income less non-recurring items

(3)   P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings. P/E and P/Core =NM if the ratio is negative or above 35x.

(4)   Dividend is as of most recent quarterly dividend. Indicated 12 month dividend as a percent of trailing 12 month earnings.

(5)   ROAA (return on average assets) and ROAE (return on average equity) are indicated ratios based on trailing 12 month earnings and average equity and assets balances.

(6)   Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

(7)   Current Quarter is June 30, 2021, footnote reflects data as of March 31, 2021 or December 31, 2020.

Source: S&P Global Market Intelligence and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

RP® Financial, LC.	VALUATION ANALYSIS IV.23

Table 4.5

CFSB Bancorp Public Market Pricing Versus Peer Group (MHC Basis)

As of August 20, 2021

			Market		Per Share Data
			Capitalization		Core 12 Month EPS(2)	Book Value/ Share								Dividends(4)			Financial Characteristics(6)
			Price/ Share(1)	Market Value			Pricing Ratios(3)							Amount/ Share	Yield	Payout Ratio	Total Assets	Equity/ Assets	Tang. Eq./ T. Assets	NPAs/ Assets	Reported (5)		Core (5)
							P/E		P/B	P/A	P/TB	P/ Core									ROAA	ROAE	ROAA	ROAE
			($)	($Mil)	($)	($)	(x)		(%)	(%)	(%)	(x)		($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Colonial Bancorp, Inc.
Supermaximum			$10.00	$29.76	$0.16	$10.84	58.82		92.25	18.28	92.25	58.82		$0.00	0.00%	0.00%	$362	19.82	19.82	0.00	0.29	1.48	0.29	1.48
Maximum			$10.00	25.88	0.19	11.91	50.00		83.96	16.04	83.96	50.00		$0.00	0.00%	0.00%	$359	19.11	19.11	0.00	0.31	1.61	0.31	1.61
Midpoint			$10.00	22.50	0.23	13.15	41.67		76.10	14.05	76.10	41.67		$0.00	0.00%	0.00%	$356	18.48	18.48	0.00	0.32	1.73	0.32	1.73
Minimum			$10.00	19.13	0.28	14.81	34.48		67.52	12.04	67.52	34.48		$0.00	0.00%	0.00%	$353	17.83	17.83	0.00	0.33	1.87	0.33	1.87

All Publicly-Traded, Fully Converted Savings Institutions
Averages			$24.78	$523.83	$2.21	$66.56	12.36		110.06%	13.42%	123.03%	13.12		$0.46	2.18%	48.19%	$3,876	12.54%	11.47%	0.60%	1.05%	7.85%	1.07%	8.36%
Medians			$15.84	$164.15	$1.23	$17.12	11.63		102.30%	12.52%	109.31%	11.78		$0.40	2.16%	29.89%	$1,384	11.44%	10.68%	0.44%	0.92%	7.95%	0.96%	7.94%

State of MA (6)
Averages			$73.19	$382.03	$6.19	$41.37	11.51		128.07%	14.78%	132.00%	11.70		$0.65	1.34%	16.19%	$2,479	12.70%	12.31%	0.69%	1.72%	13.64%	1.64%	12.75%
Medians			$16.47	$229.48	$1.19	$12.69	11.57		108.79%	14.48%	121.45%	11.53		$0.20	1.21%	15.06%	$2,477	13.53%	13.53%	0.93%	1.42%	9.07%	1.42%	9.10%

Peer Group
Averages			$16.41	$61.18	$1.61	$18.10	11.58		90.73%	12.30%	93.00%	13.21		$0.29	1.86%	35.31%	$552	14.27%	14.03%	0.54%	0.98%	8.30%	0.99%	8.58%
Medians			$15.07	$48.81	$1.74	$17.44	10.04		90.88%	10.11%	98.14%	10.05		$0.32	1.80%	35.44%	$464	11.44%	11.19%	0.51%	0.70%	6.13%	0.73%	6.45%

Peer Group
CBMB	CBM Bancorp, Inc.	MD	$14.75	$48.45	$0.25	$14.23	NM		103.62%	19.38%	103.62%	NM		NA	NA	NA	$250	20.08%	20.08%	0.15%	0.36%	1.65%	0.36%	1.65%
CNNB	Cincinnati Bancorp, Inc.	OH	$14.10	$41.36	$1.46	$14.45	9.72	x	97.57%	16.56%	97.94%	9.68	x	NA	NA	NA	$250	17.13%	17.08%	0.51%	1.72%	11.34%	1.73%	11.40%
ESBK	Elmira Savings Bank	NY	$13.86	$49.17	$1.38	$17.57	10.04	x	78.89%	7.58%	98.33%	10.05	x	$0.60	4.33%	43.48%	$649	9.62%	7.87%	NA	0.73%	7.91%	0.73%	7.97%
FFBW	FFBW, Inc.	WI	$11.35	$72.88	NA	$13.76	NM		82.50%	20.67%	82.50%	NA		NA	NA	NA	$353	27.44%	27.34%	0.24%	0.66%	2.21%	NA	NA
GBNY	Generations Bancorp NY, Inc.	NY	$10.28	$25.26	$0.38	$17.31	14.08	x	59.37%	6.65%	61.71%	26.99	x	NA	NA	NA	$380	11.19%	10.82%	NA	0.48%	5.39%	0.24%	2.73%
HMNF	HMN Financial, Inc.	MN	$22.99	$102.54	$3.08	$23.24	7.46	x	98.91%	10.45%	99.67%	7.46	x	$0.00	0.00%	NA	$981	11.00%	10.93%	0.19%	1.53%	13.83%	1.53%	13.84%
HVBC	HV Bancorp, Inc.	PA	$21.83	$47.50	$3.32	$19.04	6.58	x	114.63%	8.66%	114.63%	6.58	x	NA	NA	NA	$549	7.55%	7.55%	0.55%	1.13%	18.27%	1.13%	18.27%
IROQ	IF Bancorp, Inc.	(7) IL	$21.67	$65.94	$1.75	$25.76	11.59	x	84.11%	8.85%	84.11%	12.35	x	$0.35	1.62%	17.38%	$745	11.20%	11.20%	0.20%	0.79%	6.87%	0.74%	6.45%
MSVB	Mid-Southern Bancorp, Inc.	IN	$15.39	$43.90	$0.42	$15.50	NM		99.27%	17.62%	99.27%	NM		$0.12	0.78%	26.19%	$249	19.71%	19.71%	0.74%	0.53%	2.53%	0.53%	2.53%
PBIP	Prudential Bancorp, Inc.	PA	$14.10	$109.90	$0.71	$16.75	17.85	x	84.19%	9.77%	88.48%	19.82	x	$0.28	1.99%	35.44%	$1,125	11.68%	11.17%	1.17%	0.54%	4.86%	0.48%	4.38%
RNDB	Randolph Bancorp, Inc.	MA	$20.32	$99.02	$4.17	$19.17	4.94	x	106.02%	13.31%	106.05%	4.87	x	NA	NA	NA	$744	13.53%	13.53%	1.09%	2.95%	21.36%	2.99%	21.67%
WVFC	WVS Financial Corp.	PA	$16.23	$28.20	$0.77	$20.37	21.93	x	79.67%	8.15%	79.67%	21.13	x	$0.40	2.46%	54.05%	$346	11.09%	11.09%	NA	0.39%	3.40%	0.41%	3.53%

(1)	Closing price at date indicated, market value equal to public (minority shares) times current stock price.
(2)	Core earnings reflect net income less non-recurring items
(3)	P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings. P/E and P/Core =NM if the ratio is negative or above 35x.
(4)	Dividend is as of most recent quarterly dividend. Indicated 12 month dividend as a percent of trailing 12 month earnings.
(5)	ROAA (return on average assets) and ROAE (return on average equity) are indicated ratios based on trailing 12 month earnings and average equity and assets balances.
(6)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(7)	Current Quarter is June 30, 2021, footnote reflects data as of March 31, 2021 or December 31, 2020.

Source:

S&P Global Market Intelligence and RP Financial, LC. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

RP® Financial, LC.	VALUATION ANALYSIS IV.24

Group’s median P/B and P/TB ratios of 90.88% and 98.14%, respectively, the Company’s pro forma P/B and P/TB ratios (fully-converted basis) at the midpoint value reflected discounts of 38.7% and 43.3%, respectively. At the top of the super range, the Company’s P/B and P/TB ratios (fully-converted basis) equaled 63.86, respectively. In comparison to the Peer Group’s average P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the top of the super range reflected discounts of 29.6% and 31.3%, respectively. In comparison to the Peer Group’s median P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the top of the super range reflected discounts of 29.7% and 34.9%, respectively. RP Financial considered the discounts under the P/B approach to be reasonable, given the nature of the calculation of the P/B ratio which mathematically results in a ratio discounted to book value. The discounts reflected under the P/B approach were also supported by the premiums reflected in the Company’s P/E multiples.

On an MHC reported basis, the Company’s P/B and P/TB ratios at the $50.0 million midpoint value equaled 76.10%, respectively. In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 90.73% and 93.00%, respectively, CFSB Bancorp’s ratios were discounted by 16.1% on a P/B basis and 18.2% on a P/TB basis. In comparison to the Peer Group’s median P/B and P/TB ratios of 90.18% and 98.14%, respectively, the Company’s pro forma P/B and P/TB ratios (MHC basis) at the midpoint value reflected discounts of 16.3% and 22.5%, respectively. At the top of the super range, the Company’s P/B and P/TB ratios (MHC basis) equaled 92.25%, respectively. In comparison to the Peer Group’s average P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the top of the super range reflected minimal premiums and discounts relative to the Peer Group averages

3.    Price-to-Assets (“P/A”). The P/A valuation methodology determines market value by applying a valuation P/A ratio (fully-converted basis) to the Company’s pro forma asset base, conservatively assuming no deposit withdrawals are made to fund stock purchases. In all likelihood there will be deposit withdrawals, which results in understating the pro forma P/A ratio which is computed herein. At the $50.0 million midpoint of the valuation range, CFSB Bancorp’s pro forma P/A ratio (fully-converted basis) equaled 13.16% of pro forma assets. Comparatively, the Peer Group companies exhibited an average P/A ratio of 12.30%, which implies a premium of 6.99% has been applied to the Company’s pro forma P/A ratio. In comparison to the Peer Group’s median P/A ratio of 10.11%, the Company’s pro forma P/A ratio (fully-converted basis) at the midpoint value reflects a premium of 30.17%.

RP® Financial, LC.	VALUATION ANALYSIS IV.25

On an MHC reported basis, CFSB Bancorp’s pro forma P/A ratio at the $50.0 million midpoint value equaled 14.05%. In comparison to the Peer Group’s average P/A ratio of 12.30%, CFSB Bancorp’s P/A ratio (MHC basis) indicated a premium of 14.23%. In comparison to the Peer Group’s median P/A ratio of 10.05%, CFSB Bancorp’s pro forma P/A ratio (MHC basis) at the midpoint value reflects a premium of 38.97%.

Comparison to Publicly-Traded MHCs

As indicated in Chapter III, we believe there are a number of characteristics of MHC shares that make them different from the shares of fully-converted companies. These factors include: (1) lower aftermarket liquidity in the MHC shares since less than 50% of the shares are available for trading; (2) no opportunity for public shareholders to exercise voting control; (3) the potential pro forma impact of second-step conversions on the pricing of MHC institutions; and, (4) the regulatory policies regarding the accounting for net assets held by the MHC in a second-step conversion and, thereby, lessening the attractiveness of paying cash dividends. The above characteristics of MHC shares have provided MHC stocks with different trading characteristics versus fully-converted companies. To account for the unique trading characteristics of MHC shares, RP Financial has placed the financial data and pricing ratios of the publicly-traded MHCs on a fully-converted basis to make them comparable for valuation purposes. Using the per share and pricing information of the publicly-traded MHCs on a fully-converted basis accomplishes a number of objectives. First, such figures eliminate distortions that result when trying to compare institutions that have different public ownership interests outstanding. Secondly, such an analysis provides ratios that are comparable to the pricing information of fully-converted public companies and are directly applicable to determining the pro forma market value range of the 100% ownership interest in CFSB Bancorp as an MHC. This technique is validated by the investment community’s evaluation of MHC pricing, which also incorporates the pro forma impact of a second-step conversion based on the current market price.

To calculate the fully-converted pricing information for MHCs, the reported financial information for the public MHCs incorporates the following assumptions: (1) all shares owned by the MHC are assumed to be sold at the current trading price in a second step-conversion; (2) the gross proceeds from such a sale are adjusted to reflect reasonable offering expenses and standard stock based benefit plan parameters that would be factored into a second-step conversion of an MHC institution; and (3) net proceeds are assumed to be reinvested at market

RP® Financial, LC.	VALUATION ANALYSIS IV.26

rates on a tax effected basis. Book value per share and earnings per share figures for the public MHCs were adjusted by the impact of the assumed second step-conversion, resulting in an estimation of book value per share and earnings per share figures on a fully-converted basis. The top panel of Table 4.6 shows the calculation of per share financial data (fully-converted basis) for each of the ten publicly-traded MHC institutions, excluding those that have announced second step conversions. The bottom panel of Table 4.6 shows the same information for the mutual holding companies traded in the over the counter market since CFSB Bancorp falls at the lower end of market capitalization of the publicly traded group but at the upper end of the market capitalization for the MHC traded in the over the counter market.

Table 4.6 below shows a comparative pricing analysis of the publicly-traded MHCs on a fully-converted basis versus the Company’s Peer Group. In comparison to the Peer Group’s P/TB ratio, the fully converted P/TB ratio of the publicly-traded MHCs reflected a discount of 13.29%. In comparison to the Peer Group’s P/E multiple, the fully converted P/E multiple of the publicly-traded MHCs reflected a premium of 82.30%.

In comparison to the Peer Group’s P/TB ratio, the fully converted P/TB ratio of the MHCs traded over the counter reflected a discount of 36.45%. In comparison to the Peer Group’s P/E multiple, the fully converted P/E multiple of the publicly-traded MHCs reflected a premium of 35.66%. Detailed pricing characteristics of the fully-converted MHCs is shown in Table 4.7.

Table 4.6

Current Market Pricing Information

Publicly-Traded MHCs (Fully-Converted Basis) versus the Peer Group

	Publicly Traded
	MHCs		Peer Group
Pricing Ratios (Averages)(1)

I. NASDAQ Traded
Price/earnings (x)	21.11	x	11.58	x
Price/tangible book (%)	80.64%		93.00%
Price/assets (%)	16.39%		12.30%

II. Traded Over the Counter

Price/earnings (x)	15.71	x	11.58	x
Price/tangible book (%)	59.10%		93.00%
Price/assets (%)	9.79%		12.30%

(1)	Based on market prices as of August 20, 2021.

RP® Financial, LC.	VALUATION ANALYSIS IV.27

Table 4.7

Peer Group of MHC Institutions, Implied Pricing Ratios, Full Conversion Basis

Financial Data as of the Most Recent Quarter or Twelve Month Period Available

Market Pricing as of August 20, 2021

															Key Financial Data(4)
								Per Share Data		Pricing Ratios(4)				Dividends			LTM
						Stock Price(1)	Mkt Value(2)	LTM EPS	Tang. BV/Sh	P/E LTM(3)	Price/ Book	Price/ TBk	Price/ Assets	Ann Div Rate	Total Assets	Tang. E/A	Reported
	Ticker	Company Name	City	State	Exchange												ROAA	ROAE
						($)	($M)	($)	($)	(x)	(%)	(%)	(%)	($)	($000)	(%)	(%)	(%)
	Publicly-Traded MHC Peer Group, Full Conversion Basis
	Publicly Traded MHCs, Full Conversion Basis - Averages					$15.65	$869.43	$0.52	$19.06	21.11	79.66	80.64	16.39	$0.60	$3,675,181	20.14	0.17	1.45
	Publicly Traded MHCs, Full Conversion Basis - Medians					13.45	140.45	0.51	16.94	21.60	74.72	75.78	16.11	0.52	1,075,483	19.04	0.59	2.45

	OTC MHCs, Full Conversion Basis All
	OTC MHCs, Full Conversion Basis - Averages					$13.51	$27.53	$1.29	$22.36	15.71	59.10	59.69	9.79	$0.15	$268,462	16.59	0.71	4.31
	OTC MHCs, Full Conversion Basis - Medians					10.00	18.65	0.94	19.00	16.24	57.39	57.52	9.05	0.12	231,356	14.48	0.70	3.24

	Publicly Traded MHCs, Full Conversion Basis
1	BSBK	Bogota Financial Corp.	Teaneck	NJ	NASDAQCM	10.35	149.30	0.41	14.41	25.22	71.68	71.81	16.92	NA	882,516	23.56	0.67	2.84
2	CLBK	Columbia Financial, Inc.	Fair Lawn	NJ	NASDAQGS	18.44	1,982.41	0.70	17.94	26.31	98.44	102.77	19.73	NA	10,048,316	19.20	0.75	3.74
3	FSEA	First Seacoast Bancorp	Dover	NH	NASDAQCM	9.80	58.96	0.30	14.60	32.73	67.13	67.13	11.65	NA	506,106	17.35	0.36	2.05
4	GCBC	Greene County Bancorp, Inc.	Catskill	NY	NASDAQCM	30.00	255.40	2.70	31.38	11.12	95.61	95.61	11.02	0.52	2,317,871	11.52	0.99	8.60
5	KFFB	Kentucky First Federal Bancorp	Hazard	KY	NASDAQGM	7.07	58.16	(1.50)	9.65	NM	72.43	73.29	16.11	0.40	361,048	21.98	-3.43	-15.41
6	LSBK	Lake Shore Bancorp, Inc.	Dunkirk	NY	NASDAQGM	14.90	85.88	0.83	22.99	17.99	64.81	64.81	11.34	0.56	756,942	17.51	0.63	3.60
7	OFED	Oconee Federal Financial Corp.	Seneca	SC	NASDAQCM	23.50	131.60	0.61	30.03	NM	77.01	78.26	20.99	0.40	626,904	26.82	0.54	2.00
8	PBFS	Pioneer Bancorp, Inc.	Albany	NY	NASDAQCM	12.00	311.73	0.19	14.06	NM	83.26	85.36	16.12	NA	1,934,192	18.88	0.25	1.31
9	RBKB	Rhinebeck Bancorp, Inc.	Poughkeepsie	NY	NASDAQCM	10.65	118.57	0.80	15.93	13.33	65.83	66.84	9.35	NA	1,268,450	13.99	0.70	4.94
10	TFSL	TFS Financial Corporation	Cleveland	OH	NASDAQGS	19.75	5,542.32	0.16	19.64	NM	100.36	100.54	30.71	1.12	18,049,463	30.54	0.26	0.83

	Announced 2nd Step - Publicly Traded MHCs, Full Conversion Basis
1	PDLB	PDL Community Bancorp	Bronx	NY	NASDAQGM	13.58	235.31	0.76	16.28	17.95	83.42	83.42	14.19	NA	1,657,832	17.01	0.79	4.65

	OTC MHCs, Full Conversion Basis
1	FSGB	1st Federal Savings Bank of SC, Inc.	Walterboro	SC	OTCPK	14.00	14.18	0.91	20.20	15.36	69.30	69.30	10.58	0.00	134,032	15.27	0.69	4.51
2	ABBB	Auburn Bancorp, Inc.	Auburn	ME	OTCPK	12.30	6.19	0.76	21.65	16.24	56.81	56.81	6.05	NA	102,294	10.65	0.37	3.50
3	BVFL	BV Financial, Inc.	Baltimore	MD	OTCPK	18.75	133.21	0.99	22.59	18.92	75.46	83.02	14.71	0.00	905,608	17.72	0.78	3.99
4	GOVB	Gouverneur Bancorp, Inc.	Gouverneur	NY	OTCPK	10.00	20.31	0.51	19.00	19.73	52.63	52.63	14.11	0.24	143,965	26.81	0.72	2.67
5	GVFF	Greenville Federal Financial Corporation	Greenville	OH	OTCPK	8.06	17.43	0.27	14.24	30.04	56.58	56.58	7.47	0.28	233,305	13.21	0.25	1.88
6	LSFG	Lifestore Financial Group, Inc.	West Jefferson	NC	OTCPK	42.90	44.21	5.85	59.80	7.33	71.74	71.74	10.64	0.29	415,428	14.83	1.45	9.79
7	LPBC	Lincoln Park Bancorp.	Pine Brook	NJ	OTCPK	7.80	13.33	(0.48)	13.56	NM	57.39	57.52	4.15	0.00	321,049	7.22	-0.25	-3.52
8	MBBC	Marathon Bancorp, Inc.	Wausau	WI	OTCPK	10.60	10.63	0.97	32.76	10.90	32.36	32.36	4.69	NA	226,912	14.48	0.43	2.97
9	MFDB	Mutual Federal Bancorp, Inc.	Chicago	IL	OTCPK	3.90	12.84	NA	7.60	NM	51.34	51.34	13.25	0.00	96,922	25.80	NA	NA
10	SNNF	Seneca Financial Corp.	Baldwinsville	NY	OTCPK	9.75	18.65	NA	16.59	NM	58.77	58.77	8.06	NA	231,356	13.72	NA	NA
11	SSBP	SSB Bancorp, Inc.	Pittsburgh	PA	OTCPK	9.70	22.09	NA	14.37	NM	67.48	67.48	9.05	NA	244,163	13.41	NA	NA
12	TBBA	TEB Bancorp, Inc	Wauwatosa	WI	OTCPK	9.37	24.59	2.12	14.82	4.42	63.22	63.22	7.85	NA	313,120	12.42	1.78	14.30
13	WAKE	Wake Forest Bancshares, Inc.	Wake Forest	NC	OTCPK	18.52	20.28	1.00	33.56	18.48	55.19	55.19	16.65	0.40	121,846	30.16	0.90	2.99

(1)	Current stock price of minority stock.
(2)	Current stock price of minority stock times total shares (public and MHC) outstanding.
(3)	Earnings multiples above 35x or less than 0x deemed to be “not meaningful”.
(4)	Ratios are pro forma assuming a second step conversion to full stock form.

Source:

S&P Global Market Intelligence and RP Financial, LC. Calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

RP® Financial, LC.	VALUATION ANALYSIS IV.28

In comparison to the publicly-traded MHCs, CFSB Bancorp’s pro forma P/TB ratio (fully-converted basis) of 55.68% at the midpoint of the valuation range reflected a discount of 30.95%. At the top of the super range, CFSB Bancorp’s P/TB ratio (fully-converted basis) of 63.86% reflected a discount of 20.81%. In comparison to the publicly-traded MHCs, CFSB Bancorp’s pro forma P/E multiple (fully-converted basis) of 54.58 times at the midpoint of the valuation range reflected a premium of 159%, which was materially higher at the top of the superrange. Relative to the fully converted P/TB ratios of the MHCs traded in the over the counter market, CFSB Bancorp fully converted value approximated the group at the approximate maximum of the valuation range.

It should be noted that in a comparison of the publicly-traded MHCs to CFSB Bancorp, the publicly-traded MHCs maintain certain inherit characteristics in support of increasing the attractiveness of their stocks relative to CFSB Bancorp’s stock as an MHC that will just be completing an IPO: (1) the seasoned publicly-traded MHCs are viewed as potential candidates to complete a second-step offering; and (2) some of the publicly-traded MHCs have been grandfathered to waive dividend payments to the MHC pursuant to receiving an annual majority vote by the depositors to approve the waiver of dividends.

Comparison to Recent Offerings

As indicated at the beginning of this section, RP Financial’s analysis of recent conversion offering pricing characteristics at closing and in the aftermarket has been limited to a “technical” analysis and, thus, the pricing characteristics of recent conversion offerings cannot be a primary determinate of value. Particular focus was placed on the P/TB approach in this analysis, since the P/E multiples do not reflect the actual impact of reinvestment and the source of the stock proceeds (i.e., external funds vs. deposit withdrawals).

As discussed previously, the one mutual holding company conversion offering that was completed this year had a pro forma fully converted P/TB ratio at closing of 55.8%. In comparison, the Company’s P/TB ratio (fully-converted basis) of 55.68% at the midpoint value and thus, was at parity to Marathon Bancorp’s pro forma fully converted P/TB ratio at closing. At the top of the range, the Company’s fully converted P/TB ratio of 63.86% reflects an implied premium of 14,4% relative to the fully converted P/TB ratio of the most recently completed minority stock issuance by an MHC.

RP® Financial, LC.	VALUATION ANALYSIS IV.29

Valuation Conclusion

Based on the foregoing, it is our opinion that, as of August 20, 2021, the estimated aggregate pro forma market value of the shares to be issued immediately following the conversion, both shares issued publicly as well as to the MHC and the Foundation, equaled $50,000,000 at the midpoint, equal to 5,000,000 shares offered at a per share value of $10.00. Pursuant to conversion guidelines, the 15% offering range indicates a minimum value of $42,500,000 and a maximum value of $57,500,000. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to total shares outstanding of 4,250,000 at the minimum and 5,750,000 at the maximum. In the event the appraised value is subject to an increase, the aggregate pro forma market value may be increased up to a super maximum value of $66,125,000 without a resolicitation. Based on the $10.00 per share offering price, the super maximum value would result in total shares outstanding of 6,612,500.

The Board of Directors has established a public offering range such that the public ownership of the Company will constitute a 43.0% ownership interest, prior to the issuance of shares to the Foundation. Accordingly, the offering to the public of the minority stock will equal $18,275,000 at the minimum, $21,500,000 at the midpoint, $24,725,000 at the maximum and $28,433,750 at the super maximum of the valuation range. Based on the public offering range and inclusive of the shares issued to the Foundation, equal to 2.0% of the shares issued in the conversion, the public ownership of shares will represent 45.0% of the shares issued throughout the valuation range. The pro forma valuation calculations relative to the Peer Group (fully-converted basis) are shown in Table 4.4 and are detailed in Exhibit IV-7 and Exhibit IV-8; the pro forma valuation calculations relative to the Peer Group based on reported financials are shown in Table 4.5 and are detailed in Exhibits IV-9 and IV-10.

EXHIBITS

RP® Financial, LC.

LIST OF EXHIBITS

Exhibit Number	Description

I-1	Map of Branch Office Network

I-2	Audited Financial Statements

I-3	Key Operating Ratios

I-4	Investment Securities

I-5	Yields and Costs

I-6	Loan Loss Allowance Activity

I-7	Interest Rate Risk Analysis

I-8	Fixed Rate and Adjustable Rate Loans

I-9	Loan Portfolio Composition

I-10	Contractual Maturity By Loan Type

I-11	Non-Performing Assets

I-12	Deposit Composition

I-13	CDs >$250,000 in balance by Maturity

I-14	Borrowings Details

II-1	Description of Office Facilities

II-2	Historical Interest Rates

II-3	Market Area Demographic/Economic Information

LIST OF EXHIBITS (continued)

Exhibit Number	Description

III-1	General Characteristics of Publicly-Traded Institutions

III-2	Peer Group Summary Demographic and Deposit Market Share Data

IV-1	Thrift Stock Prices: As of August 20, 2021

IV-2	Historical Stock Price Indices

IV-3	Historical Thrift Stock Indices

IV-4	Market Area Acquisition Activity

IV-5	Director and Senior Management Summary Resumes

IV-6	Pro Forma Regulatory Capital Ratios

IV-7	Pro Forma Analysis Sheet – Fully Converted Basis

IV-8	Pro Forma Effect of Conversion Proceeds – Fully Converted Basis

IV-9	Pro Forma Analysis Sheet – MHC Basis

IV-10	Pro Forma Effect of Conversion Proceeds – MHC Basis

V-1	Firm Qualifications Statement

EXHIBIT I-1

Colonial Federal Savings Bank

Map of Branch Office Network

EXHIBIT I-2

Colonial Federal Savings Bank

Audited Financial Statements

(Incorporated by Reference)

EXHIBIT I-3

Colonial Federal Savings Bank

Key Operating Ratios

	At or For the Years Ended June 30,
	2021	2020
Performance Ratios:
Return on average assets	0.42%	0.55%
Return on average equity	2.91%	3.72%
Interest rate spread(1)	2.13%	2.29%
Net interest margin(2)	2.31%	2.53%
Non-interest expense to average assets	1.91%	1.99%
Efficiency ratio(3)	78.90%	75.30%
Average interest-earning assets to average interest-bearing liabilities	128.21%	127.02%
Average equity to average assets	14.35%	14.73%

Capital Ratios:
Total capital to risk-weighted assets	29.70%	30.00%
Tier 1 capital to risk-weighted assets	28.70%	29.00%
Common equity tier 1 capital to risk-weighted assets	28.70%	29.00%
Tier 1 capital to average assets	14.40%	14.60%

Asset Quality Ratios:
Allowance for loan losses as a percentage of total loans	0.98%	0.88%
Allowance for loan losses as a percentage of non-performing loans	NM	NM
Net (charge-offs) recoveries to average outstanding loans during the year	—%	—%
Non-performing loans as a percentage of total loans	—%	—%
Non-performing loans as a percentage of total assets	—%	—%
Total non-performing assets as a percentage of total assets	—%	—%

Other:
Number of offices	4 (4)	4 (4)
Number of full-time equivalent employees	31	29

(1)	Represents the difference between the weighted average yield on interest-earning assets and the weighted average cost of interest-bearing liabilities.
(2)	Represents net interest income as a percentage of average interest-earning assets.
(3)	Represents non-interest expense divided by the sum of net interest income and non-interest income.
(4)	Includes one limited service branch office.

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-4

Colonial Federal Savings Bank

Investment Securities

	June 30, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(In Thousands)
Securities available for sale

Government-sponsored enterprises:
Debt obligations	$1,983	$12	$—	$1,995
Mortgage-backed securities	260	12	$—	272
Collateralized mortgage obligations	27	—	—	27

Total securities available for sale	$2,270	$24	$—	$2,294

Securities held to maturity

Government-sponsored enterprises:
Debt obligations	$1,001	$12	$—	$1,013
Mortgage-backed securities	27,680	1,229	(12)	28,897
Collateralized mortgage obligations	17	1	—	18
Municipal bonds	38,360	458	(216)	38,602
Corporate bonds	38,056	936	(131)	38,861

Total securities held to maturity	$105,114	$2,636	$(359)	$107,391

	June 30, 2020
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

		(In Thousands)
Securities available for sale

Government-sponsored enterprises:
Mortgage-backed securities	$344	$14	$—	$358
Collateralized mortgage obligations	46	—	(1)	45
Total securities available for sale	$390	$14	$(1)	$403

Securities held to maturity

Government-sponsored enterprises:
Debt obligations	$2,007	$76	$—	$2,083
Mortgage-backed securities	41,837	1,994	(1)	43,830
Collateralized mortgage obligations	32	1	—	33
Municipal bonds	24,900	592	—	25,492
Corporate bonds	23,290	1,198	(10)	24,478

Total securities held to maturity	$92,066	$3,861	$(11)	$95,916

Source: CFSB Bancorp’s audited financial statements.

EXHIBIT I-5

Colonial Federal Savings Bank

Yields and Costs

	For the Years Ended June 30,
	2021			2020
	Average Outstanding Balance	Interest	Average Yield/Rate	Average Outstanding Balance	Interest	Average Yield/Rate

	(Dollars in thousands)
Interest-earning assets:
Loans	$180,587	$7,099	3.93%	$187,818	$7,660	4.08%
Securities	96,438	2,345	2.43%	96,836	2,539	2.62%
Other	43,342	38	0.09%	17,397	171	0.98%

Total interest-earning assets	320,366	9,482	2.96%	302,051	10,370	3.43%
Non-interest-earning assets	12,918			12,563

Total assets	$333,284			$314,614

Interest-bearing liabilities:
Interest-bearing demand deposits	$29,324	14	0.05%	$24,365	12	0.05%
Savings deposits	64,962	66	0.10%	59,707	61	0.10%
Money market deposits	33,386	120	0.36%	30,613	122	0.40%
Certificates of deposit	120,150	1,817	1.51%	117,530	2,373	2.02%

Total interest-bearing deposits	247,823	2,017	0.81%	232,215	2,568	1.11%
FHLB advances	2,060	59	2.86%	5,574	147	2.65%

Total interest-bearing liabilities	249,882	2,076	0.83%	237,789	2,716	1.14%

Non-interest-bearing demand deposits	32,689			27,765

Other non-interest-bearing liabilities	2,896			2,727

Total liabilities	285,467			268,281
Retained earnings	47,817			46,323

Total liabilities and equity	$333,284			$314,614

Net interest income		$7,406			$7,655

Net interest rate spread(1)			2.13%			2.29%
Net interest-earning assets(2)	$70,484			$64,262

Net interest margin(3)			2.31%			2.53%
Average interest-earning assets to interest-bearing liabilities			128.21%			127.02%

(1)	Net interest rate spread represents the difference between the weighted average yield earned on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
(2)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(3)	Net interest margin represents net interest income divided by average total interest-earning assets.

EXHIBIT I-6

Colonial Federal Savings Bank

Loan Loss Allowance Activity

	At or For the Years Ended June 30,
	2021	2020

	(Dollars in thousands)
Allowance for loan losses at beginning of year	$1,662	$1,612
Provision for loan losses	60	50
Charge-offs:
Consumer	—	1

Total charge-offs	—	1

Recoveries:
Real estate loans:
One- to four-family residential	—	1
Total recoveries	—	1

Net recoveries	—	1

Allowance at end of year	$1,722	$1,662

Allowance to non-performing loans	NM	NM
Allowance to total loans outstanding at the end of the year	0.98%	0.88%
Net (charge-offs) recoveries to average loans outstanding during the year	—%	—%

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-7

Colonial Federal Savings Bank

Interest Rate Risk Analysis

Change in Interest Rates (basis points) (1)	Net Interest Income Year 1 Forecast	Year 1 Change from Level
	(Dollars in thousands)
+400	$8,488	8.7%
+300	8,383	7.4%
+200	8,261	5.8%
+100	8,071	3.4%
Level	7,809	—%
-100	7,250	(7.2)%

(1)	Assumes an immediate uniform change in interest rates at all maturities.

At June 30, 2021
				EVE as a Percentage of Present Value of Assets(3)
Change in Interest Rates (basis points)(1)	Estimated EVE(2)	Estimated (Decrease) in EVE			(Decrease)
		Amount	Percent	EVE Ratio(4)	(basis points)

		(Dollars in thousands)
+400	$39,389	$(12,982)	(24.8)%	13.0%	(227)
+300	42,845	(9,526)	(18.2)%	13.7%	(156)
+200	46,425	(5,946)	(11.4)%	14.4%	(88)
+100	49,931	(2,440)	(4.7)%	15.0%	(28)
—	52,371	—	—%	15.3%	—
-100	50,786	(1,585)	(3.0)%	14.6%	(70)

(1)	Assumes an immediate uniform change in interest rates at all maturities
(2)	EVE is the discounted present value of expected cash flows from assets, liabilities and off-balance sheet contracts.
(3)	Present value of assets represents the discounted present value of incoming cash flows on interest-earning assets.
(4)	EVE Ratio represents EVE divided by the present value of assets.

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-8

Colonial Federal Savings Bank

Fixed Rate and Adjustable Rate Loans

	Due After June 30, 2022
	Fixed	Adjustable	Total

	(In thousands)
Real estate loans:
One- to four-family residential	$130,050	$9,536	$139,586
Multi-family	2,237	13,631	15,868
Second mortgage and home equity lines of credit	1,046	1,408	2,454
Commercial	3,298	13,068	16,366
Consumer	1,993	—	1,998

Total loans	$138,745	$37,741	$176,267

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-9

Colonial Federal Savings Bank

Loan Portfolio Composition

	At June 30,
	2021		2020
	Amount	Percent	Amount	Percent

	(Dollars in thousands)
Real estate loans:
One- to four-family residential	$139,687	79.15%	$147,565	78.19%
Multi-family	15,868	8.99	18,377	9.74
Second mortgages and home equity lines of credit	2,454	1.39	2,726	1.44
Commercial	16,366	9.27	18,213	9.65
Consumer	2,111	1.20	1,855	0.98

	176,486	100.00%	188,736	100.00%

Less:
Allowance for losses	(1,722)		(1,662)
Net deferred loan fees	(331)		(235)

Total loans	$174,433		$186,839

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-10

Colonial Federal Savings Bank

Contractual Maturity By Loan Type

	One- to Four- Family Residential Real Estate	Multi-family	Second Mortgages and Home Equity Lines of Credit	Commercial Real Estate

	(In thousands)
Amounts due in:
One year or less	$90	$—	$12	$—
More than one to five years	1,345	94	39	383
More than five to15 years	35,086	1,673	1,149	2,430
More than 15 years	103,166	14,101	1,254	13,553

Total	$139,687	$15,868	$2,454	$16,366

	Consumer	Total

	(In thousands)
Amounts due in:
One year or less	$117	$219
More than one to five years	721	2,582
More than five to 15 years	1,273	41,611
More than 15 years	—	132,074

Total	$2,111	$176,486

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-11

Colonial Federal Savings Bank

Non-Performing Assets

At June 30,
	2021	2020

(Dollars in thousands)
Non-accrual loans:
Total non-accrual loans	$—	$—

Accruing loans past due 90 days or more	—	—
Total accruing loans past due 90 days or more	—	—

Total non-performing loans	$—	$—

Foreclosed assets	—	—

Total non-performing assets	$—	$—

Non-accruing troubled debt restructurings	$—	$—

Total accruing troubled debt restructured loans	$—	$—
Total non-performing loans to total loans	—%	—%
Total non-accrual loans to total loans	—%	—%
Total non-performing assets to total assets	—%	—%

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-12

Colonial Federal Savings Bank

Deposit Composition

	At June 30,
	2021			2020
	Amount	Percent	Average Rate	Amount	Percent	Average Rate

	(Dollars in thousands)
Non-interest-bearing demand deposits	$30,129	10.59%	—%	$24,941	8.99%	—%
Interest-bearing demand deposits	32,616	11.46	0.05	29,014	10.46	0.05
Savings deposits	68,998	24.24	0.10	61,654	22.22	0.10
Money market deposits	41,319	14.52	0.26	31,123	11.22	0.26
Certificates of deposit	111,572	39.20	0.86	130,736	47.12	1.93

Total	$284,634	100.00%	0.41%	$277,468	100.00%	0.98%

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-13

Colonial Federal Savings Bank

CDs >$100,000 in Balance by Maturity

At June 30, 2021
(In thousands)
Maturity Period:
Three months or less	$2,381
Over three through six months	242
Over six through twelve months	2,019
Over twelve months	6,190

Total	$10,832

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT I-14

Colonial Federal Savings Bank

Borrowings Detail

Colonial may obtain advances from the Federal Home Loan Bank of Boston upon the security of the Bank’scapital stock in the Federal Home Loan Bank of Boston and certain of the Bank’smortgage loans. Such advances may be made pursuant to several different credit programs, each of which has its own interest rate and range of maturities. The Bank may such advances to provide short-term funding as a supplement to the Bank’s deposits. To the extent such borrowings have different terms to repricing than the Bank’s deposits, they can change its interest rate risk profile. At June 30, 2021, Colonial had $918,000 in advances from the Federal Home Loan Bank of Boston. At June 30, 2021, Colonial had the capacity to borrow an additional $65.0 million in Federal Home Loan Bank of Boston advances.

Additionally, at June 30, 2021 the Bank had a $2.4 million available line of credit with the Federal Home Loan Bank of Boston, none of which was drawn at June 30, 2021.

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT II-1

Colonial Federal Savings Bank

Description of Office Facilities

The Bank conducts operations from the main office in Quincy, Massachusetts and two additional branch offices in Holbrook and Weymouth, Massachusetts. Colonial also maintains a limited branch office located within, and only available to residents of, a senior citizen housing facility in Quincy, Massachusetts. All of the Bank’s branch offices are located in Norfolk County, Massachusetts.

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT II-2

Colonial Federal Savings Bank

Historical Interest Rates

Exhibit II-2

Historical Interest Rates(1)

Year/Qtr. Ended	Prime Rate	90 Day T-Note	One Year T-Note	10 Year T-Note
2008: Quarter 1	5.25%	1.38%	1.55%	3.45%
Quarter 2	5.00%	1.90%	2.36%	3.99%
Quarter 3	5.00%	0.92%	1.78%	3.85%
Quarter 4	3.25%	0.11%	0.37%	2.25%

2009: Quarter 1	3.25%	0.21%	0.57%	2.71%
Quarter 2	3.25%	0.19%	0.56%	3.53%
Quarter 3	3.25%	0.14%	0.40%	3.31%
Quarter 4	3.25%	0.06%	0.47%	3.85%

2010: Quarter 1	3.25%	0.16%	0.41%	3.84%
Quarter 2	3.25%	0.18%	0.32%	2.97%
Quarter 3	3.25%	0.18%	0.32%	2.97%
Quarter 4	3.25%	0.12%	0.29%	3.30%

2011: Quarter 1	3.25%	0.09%	0.30%	3.47%
Quarter 2	3.25%	0.03%	0.19%	3.18%
Quarter 3	3.25%	0.02%	0.13%	1.92%
Quarter 4	3.25%	0.02%	0.12%	1.89%

2012: Quarter 1	3.25%	0.07%	0.19%	2.23%
Quarter 2	3.25%	0.09%	0.21%	1.67%
Quarter 3	3.25%	0.10%	0.17%	1.65%
Quarter 4	3.25%	0.05%	0.16%	1.78%

2013: Quarter 1	3.25%	0.07%	0.14%	1.87%
Quarter 2	3.25%	0.04%	0.15%	2.52%
Quarter 3	3.25%	0.02%	0.10%	2.64%
Quarter 4	3.25%	0.07%	0.13%	3.04%

2014: Quarter 1	3.25%	0.05%	0.13%	2.73%
Quarter 2	3.25%	0.04%	0.11%	2.53%
Quarter 3	3.25%	0.02%	0.13%	2.52%
Quarter 4	3.25%	0.04%	0.25%	2.17%

2015: Quarter 1	3.25%	0.03%	0.26%	1.94%
Quarter 2	3.25%	0.01%	0.28%	2.35%
Quarter 3	3.25%	0.00%	0.33%	2.06%
Quarter 4	3.50%	0.16%	0.65%	2.27%

2016: Quarter 1	3.50%	0.21%	0.59%	1.78%
Quarter 2	3.50%	0.26%	0.45%	1.49%
Quarter 3	3.50%	0.29%	0.59%	1.60%
Quarter 4	3.75%	0.51%	0.85%	2.45%

2017: Quarter 1	4.00%	0.76%	1.03%	2.40%
Quarter 2	4.25%	1.03%	1.24%	2.31%
Quarter 3	4.25%	1.06%	1.31%	2.33%
Quarter 4	4.50%	1.39%	1.76%	2.40%

2018: Quarter 1	4.75%	1.73%	2.09%	2.74%
Quarter 2	5.00%	1.93%	2.33%	2.85%
Quarter 3	5.25%	2.19%	2.59%	3.05%
Quarter 4	5.50%	2.45%	2.63%	2.69%

2019: Quarter 1	5.50%	2.40%	2.40%	2.41%
Quarter 2	5.00%	2.12%	1.92%	2.00%
Quarter 3	4.75%	1.88%	1.75%	1.68%
Quarter 4	4.75%	1.55%	1.59%	1.92%

2020: Quarter 1	3.25%	0.11%	0.17%	0.70%
Quarter 2	3.25%	0.16%	0.16%	0.66%
Quarter 3	3.25%	0.10%	0.12%	0.69%
Quarter 4	3.25%	0.09%	0.10%	0.93%

2021: Quarter 1	3.25%	0.05%	0.07%	1.74%
Quarter 2	3.25%	0.05%	0.07%	1.45%
As of August 20, 2021	3.25%	0.05%	0.06%	1.26%

(1)	End of period data.

Sources: Federal Reserve and The Wall Street Journal.

EXHIBIT II-3

Colonial Federal Savings Bank

Market Area Demographic/Economic Information

(MI KEY: 1000588; SPCIQ KEY: 4613254)

Ownership: Pending

	PROJECTED	CURRENT	ACTUAL
	2026	2021	2010
Population
Population (actual)	6,091	5,943	5,605
Aggregate Change: CAGR (%)	0.49	0.53
Market Weighted Change: CAGR (%)	0.49	0.54
National Change: CAGR (%)	0.58	0.63

Age brackets (actual)
Population 0-14 (actual)	974	991	1,043
Population 15-34 (actual)	1,490	1,494	1,343
Population 35-54 (actual)	1,534	1,551	1,699
Population 55-69 (actual)	1,286	1,187	936
Population 70+ (actual)	807	720	584

Percent of total (%)
Pop Age 0-14/ Pop (%)	15.99	16.68	18.61
Pop Age 15-34/ Pop (%)	24.46	25.14	23.96
Pop Age 35-54/ Pop (%)	25.18	26.10	30.31
Pop Age 55-69/ Pop (%)	21.11	19.97	16.70
Pop Age 70+/ Pop (%)	13.25	12.12	10.42

Households (actual)	2,362	2,299	2,155
Aggregate Change: CAGR (%)	0.54	0.59
Market Weighted Change: CAGR (%)	0.54	0.59
National Change: CAGR (%)	0.61	0.68

Income
Per Capita Income ($)	65,959	60,544
National Median Per Capita ($)	41,788	37,689
Aggregate Change: CAGR (%)	1.72
Market Weighted Change: CAGR (%)	1.73

National Change: CAGR (%)	2.09

Median Household Income ($)	118,393	108,468
National Median Household ($)	73,868	67,761
Aggregate Change: CAGR (%)	1.77
Market Weighted Change: CAGR (%)	1.77
National Change: CAGR (%)	1.74

Income brackets (actual)
HH w Income < $25K (actual)	240	257
HH w Income $25K-$49K (actual)	259	275
HH w Income $50K-$99K (actual)	515	540
HH: Annual Income $100K+ (actual)	1,347	1,227

Percent of total (%)
HH w Income < $25K/ HH (%)	10.16	11.18
HH w Income $25K-$49K/ HH (%)	10.97	11.96
HH w Income $50K-$99K/ HH (%)	21.80	23.49
Annual Income $100K+/ HH (%)	57.03	53.37

Company demographics represent the demographic attributes of the company, aggregated up from the county level for all markets in which the company has a presence (this excludes territories). We use two methodologies to derive these values.

1. Aggregate method uses deposit market share to calculate the overall demographic characteristics of the company. For example, if the focus company has a 50% deposit market share in a county of 100,000 people, then 50,000 people are allocated to the aggregate company population. Aggregate compound annual growth rate (CAGR) represents the change in the aggregate company demographic.

2. Market Weighted demographics represent the weighted average demographic attributes of all of the counties in which the company has a presence. Counties are weighted by percent of total company deposits in each market. For example, if the company has 10% of their total deposits in a county of 100,000 people and 90% of their total deposits in a county of 10,000 people, then the Market Weighted population is 19,000 - the weighted average of the two markets. Market Weighted compound annual growth rate (CAGR) represents the weighted average of the county demographic growth rates.

S&P Global Market Intelligence recommends using a combination of both metrics to gauge the growth rates of a company.

Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. S&P Global Market Intelligence performs calculations on the underlying data provided by Claritas for some of the data presented on this page.

EXHIBIT III-1

Colonial Federal Savings Bank

General Characteristics of Publicly-Traded Institutions

Exhibit III-1

Publicly-Traded Savings Institutions General Characteristics

As of June 30, 2021 or the Most Recent Date Available

											As of August 20, 2021
Ticker	Financial Institution	Exchange	Region	City	State	Total Assets		Offices	Fiscal Mth End	Conv. Date	Stock Price	Market Value
						($Mil)					($)	($Mil)
All Publicly Traded Savings Institutions
BCOW	1895 Bancorp of Wisconsin, Inc.	NASDAQCM	MW	Greenfield	WI	606		6	Dec	1/8/19	10.90	70
AFBI	Affinity Bancshares, Inc.	NASDAQCM	SE	Covington	GA	787		3	Dec	4/27/17	13.49	93
AX	Axos Financial, Inc.	NYSE	WE	Las Vegas	NV	14,266		1	Jun	3/14/05	48.69	2,888
BLFY	Blue Foundry Bancorp	NASDAQGS	MA	Rutherford	NJ	2,577		17	Dec	7/15/21	13.50	385
BSBK	Bogota Financial Corp.	NASDAQCM	MA	Teaneck	NJ	819		8	Dec	1/15/20	10.35	144
BYFC	Broadway Financial Corporation	NASDAQCM	WE	Los Angeles	CA	1,041		4	Dec	1/8/96	3.07	119
CFFN	Capitol Federal Financial, Inc.	NASDAQGS	MW	Topeka	KS	9,650		54	Sep	3/31/99	11.51	1,560
CARV	Carver Bancorp, Inc.	NASDAQCM	MA	New York	NY	683		7	Mar	10/24/94	16.80	58
CBMB	CBM Bancorp, Inc.	NASDAQCM	MA	Baltimore	MD	250		4	Dec	9/27/18	14.75	48
CNNB	Cincinnati Bancorp, Inc.	NASDAQCM	MW	Cincinnati	OH	250		6	Dec	10/14/15	14.10	41
CLBK	Columbia Financial, Inc.	NASDAQGS	MA	Fair Lawn	NJ	9,067		61	Dec	4/19/18	18.44	1,998
CULL	Cullman Bancorp, Inc.	NASDAQCM	SE	Cullman	AL	376		4	Dec	10/8/09	11.49	85
ESBK	Elmira Savings Bank	NASDAQCM	MA	Elmira	NY	649		12	Dec	3/1/85	13.86	49
ESSA	ESSA Bancorp, Inc.	NASDAQGS	MA	Stroudsburg	PA	1,822		22	Sep	4/3/07	16.58	163
FFBW	FFBW, Inc.	NASDAQCM	MW	Brookfield	WI	353		6	Dec	10/10/17	11.35	73
FNWB	First Northwest Bancorp	NASDAQGM	WE	Port Angeles	WA	1,787		14	Dec	1/29/15	18.75	170
FSEA	First Seacoast Bancorp	NASDAQCM	NE	Dover	NH	478		5	Dec	7/16/19	9.80	57
FBC	Flagstar Bancorp, Inc.	NYSE	MW	Troy	MI	27,065		159	Dec	4/30/97	48.43	2,560
FSBW	FS Bancorp, Inc.	NASDAQCM	WE	Mountlake Terrace	WA	2,223		23	Dec	7/9/12	33.72	273
GBNY	Generations Bancorp NY, Inc.	NASDAQCM	MA	Seneca Falls	NY	380		10	Dec	7/10/06	10.28	25
GCBC	Greene County Bancorp, Inc.	NASDAQCM	MA	Catskill	NY	2,200		19	Jun	12/30/98	30.00	255
HONE	HarborOne Bancorp, Inc.	NASDAQGS	NE	Brockton	MA	4,616		30	Dec	6/29/16	13.77	711
HIFS	Hingham Institution for Savings	NASDAQGM	NE	Hingham	MA	2,974		9	Dec	12/13/88	306.54	657
HMNF	HMN Financial, Inc.	NASDAQGM	MW	Rochester	MN	981		14	Dec	6/30/94	22.99	103
HFBL	Home Federal Bancorp, Inc. of Louisiana	NASDAQCM	SW	Shreveport	LA	566		8	Jun	1/18/05	18.50	58
HVBC	HV Bancorp, Inc.	NASDAQCM	MA	Doylestown	PA	549		7	Dec	1/11/17	21.83	47
IROQ	IF Bancorp, Inc.	NASDAQCM	MW	Watseka	IL	745	(1)	8	Jun	7/7/11	21.67	66
KRNY	Kearny Financial Corp.	NASDAQGS	MA	Fairfield	NJ	7,284		48	Jun	2/23/05	13.05	1,018
KFFB	Kentucky First Federal Bancorp	NASDAQGM	MW	Hazard	KY	333	(1)	7	Jun	3/2/05	7.07	58
LSBK	Lake Shore Bancorp, Inc.	NASDAQGM	MA	Dunkirk	NY	711		12	Dec	4/3/06	14.90	84
MGYR	Magyar Bancorp, Inc.	NASDAQGM	MA	New Brunswick	NJ	842		7	Sep	1/23/06	10.57	75
EBSB	Meridian Bancorp, Inc.	NASDAQGS	NE	Peabody	MA	6,287		43	Dec	1/22/08	20.91	1,054
MSVB	Mid-Southern Bancorp, Inc.	NASDAQCM	MW	Salem	IN	249		3	Dec	4/8/98	15.39	44
NYCB	New York Community Bancorp, Inc.	NYSE	MA	Westbury	NY	57,469		237	Dec	11/23/93	12.31	5,725
NECB	Northeast Community Bancorp, Inc.	NASDAQCM	MA	White Plains	NY	1,077		10	Dec	7/5/06	10.07	165
NFBK	Northfield Bancorp, Inc. (Staten Island, NY)	NASDAQGS	MA	Woodbridge	NJ	5,427		38	Dec	11/7/07	16.48	837
OFED	Oconee Federal Financial Corp.	NASDAQCM	SE	Seneca	SC	544		8	Jun	1/13/11	23.50	131
PBBK	PB Bankshares, Inc.	NASDAQCM	MA	Coatesville	PA	349		4	Dec	7/14/21	13.25	37
PCSB	PCSB Financial Corporation	NASDAQCM	MA	Yorktown Heights	NY	1,875		16	Jun	4/20/17	18.60	293
PDLB	PDL Community Bancorp	NASDAQGM	MA	Bronx	NY	1,548		14	Dec	9/29/17	13.58	235
PBFS	Pioneer Bancorp, Inc.	NASDAQCM	MA	Albany	NY	1,788	(1)	23	Jun	7/17/19	12.00	301
PVBC	Provident Bancorp, Inc.	NASDAQCM	NE	Amesbury	MA	1,585		7	Dec	7/15/15	16.47	272
PROV	Provident Financial Holdings, Inc.	NASDAQGS	WE	Riverside	CA	1,184		14	Jun	6/27/96	17.30	130
PFS	Provident Financial Services, Inc.	NYSE	MA	Jersey City	NJ	13,217		100	Dec	1/15/03	21.89	1,672
PBIP	Prudential Bancorp, Inc.	NASDAQGM	MA	Philadelphia	PA	1,125		10	Sep	3/29/05	14.10	110
RNDB	Randolph Bancorp, Inc.	NASDAQGM	NE	Stoughton	MA	744		5	Dec	7/1/16	20.32	99
RBKB	Rhinebeck Bancorp, Inc.	NASDAQCM	MA	Poughkeepsie	NY	1,210		17	Dec	1/16/19	10.65	115
RVSB	Riverview Bancorp, Inc.	NASDAQGS	WE	Vancouver	WA	1,617		16	Mar	10/26/93	7.39	163
SVBI	Severn Bancorp, Inc.	NASDAQCM	MA	Annapolis	MD	1,144		7	Dec	NA	12.23	157
STXB	Spirit of Texas Bancshares, Inc.	NASDAQGS	SW	Conroe	TX	3,085		37	Dec	5/3/18	22.39	384
SBT	Sterling Bancorp, Inc. (Southfield, MI)	NASDAQCM	MW	Southfield	MI	3,417		28	Dec	11/16/17	5.17	261
TCBC	TC Bancshares, Inc.	NASDAQCM	SE	Thomasville	GA	406		2	Dec	7/20/21	12.89	63
TBNK	Territorial Bancorp Inc.	NASDAQGS	WE	Honolulu	HI	2,132		30	Dec	7/13/09	25.63	231
TCBS	Texas Community Bancshares, Inc.	NASDAQCM	SW	Mineola	TX	350		6	Dec	7/14/21	15.45	50
TFSL	TFS Financial Corporation	NASDAQGS	MW	Cleveland	OH	14,237		37	Sep	4/20/07	19.75	5,470
TSBK	Timberland Bancorp, Inc.	NASDAQGM	WE	Hoquiam	WA	1,740		24	Sep	1/12/98	28.69	240
TBK	Triumph Bancorp, Inc.	NASDAQGS	SW	Dallas	TX	6,016		65	Dec	11/6/14	80.39	1,990
TRST	TrustCo Bank Corp NY	NASDAQGS	MA	Glenville	NY	6,123		147	Dec	NA	32.79	632
WSBF	Waterstone Financial, Inc.	NASDAQGS	MW	Wauwatosa	WI	2,202		16	Dec	10/4/05	20.05	478
WNEB	Western New England Bancorp, Inc.	NASDAQGS	NE	Westfield	MA	2,477		27	Dec	12/27/01	8.87	214
WMPN	William Penn Bancorporation	NASDAQCM	MA	Bristol	PA	817	(1)	12	Jun	4/15/08	12.25	186
WSFS	WSFS Financial Corporation	NASDAQGS	MA	Wilmington	DE	15,149		94	Dec	11/26/86	44.70	2,125
WVFC	WVS Financial Corp.	NASDAQGM	MA	Pittsburgh	PA	346		6	Jun	11/29/93	16.23	28

(1)	Data as of March 31, 2021.

Source: S&P Global Market Intelligence.

EXHIBIT III-2

Colonial Federal Savings Bank

Peer Group Summary Demographic and Deposit Market Share Data

Exhibit III-2

Colonial Federal Savings Bank

Peer Group Market Area Comparative Analysis

							Per Capita Income		Deposit
		Population (000s)			2015-2021	2021-2026	2021	% State	Market
Institution	County	2015	2021	2026 (1)	% Change	% Change	($)	Average	Share(2)
CBM Bancorp, Inc.	Baltimore, MD	830,854	827,833	838,202	-0.1%	0.2%	44,121	96.9%	0.65%
Cincinnati Bancorp, Inc.	Hamilton, OH	806,557	820,001	828,307	0.3%	0.2%	39,101	116.8%	0.10%
Elmira Savings Bank	Chemung, NY	88,004	82,370	80,032	-1.1%	-0.6%	31,386	74.5%	24.23%
FFBW, Inc.	Waukesha, WI	395,838	406,583	413,751	0.4%	0.4%	50,395	142.0%	1.07%
Generations Bancorp NY, Inc.	Seneca, NY	35,409	33,735	33,139	-0.8%	-0.4%	32,604	77.4%	0.41%
HMN Financial, Inc.	Olmsted, MN	151,624	160,589	167,296	1.0%	0.8%	43,936	107.2%	5.92%
HV Bancorp, Inc.	Bucks, PA	627,549	628,796	630,606	0.0%	0.1%	51,097	138.5%	0.41%
IF Bancorp, Inc.	Iroquois, IL	28,605	26,613	25,608	-1.2%	-0.8%	28,928	76.6%	22.22%
Mid-Southern Bancorp, Inc.	Washington, IN	27,525	28,097	28,348	0.3%	0.2%	27,232	85.6%	27.66%
Prudential Bancorp, Inc.	Philadelphia, PA	1,562,939	1,588,749	1,606,225	0.3%	0.2%	30,040	81.4%	0.08%
Randolph Bancorp, Inc.	Norfolk, MA	695,686	711,405	729,065	0.4%	0.5%	60,544	123.6%	1.63%
WVS Financial Corp.	Allegheny, PA	1,234,342	1,212,006	1,206,155	-0.3%	-0.1%	43,296	117.4%	0.08%

	Averages:	540,411	543,898	548,895	-0.1%	0.1%	40,223	103.2%	7.04%
	Medians:	511,694	517,690	522,179	0.2%	0.2%	41,199	102.0%	0.86%
Colonial FSB	Norfolk, MA	695,686	711,405	729,065	0.4%	0.5%	60,544	123.6%	0.84%

(1)	Projected population.
(2)	Total institution deposits in headquarters county as percent of total county deposits as of June 30, 2020.

Sources: S&P Global Market Intelligence, FDIC.

EXHIBIT IV-1

Colonial Federal Savings Bank

Thrift Stock Prices: As of August 20, 2021

RP® Financial, LC.

Exhibit IV-1A

Weekly Bank and Thrift Market Line - Part One

Prices As of August 20, 2021

		Market Capitalization			Price Change Data						Current Per Share Financials
		Price/ Share(1)	Shares Outstanding	Market Capitalization	52 Week (1)			% Change From			LTM EPS (3)	LTM Core EPS (3)	BV/ Share	TBV/ Share (4)	Assets/ Share
					High	Low	Last Wk	Last Wk	52 Wks (2)	MRY (2)
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)
Financial Institutions, Fully Converted, Not Under Acquisition (734)
	Average	155.76	58,189	3,063.7	163.01	104.34	155.76	-0.87	47.44	23.39	16.49	11.55	162.72	124.76	1258.77
	Median	26.84	5,644	136.8	29.69	17.00	26.84	-0.46	41.72	20.72	2.76	2.65	24.43	21.51	251.87

Financial Institutions, Fully Converted, Not Under Acquisition (734)
BCOW	1895 Bancorp of Wisconsin, Inc.	10.90	6,405	69.8	12.65	5.94	10.90	1.54	82.54	44.05	0.27	NA	NA	NA	94.54
ACNB	ACNB Corporation	28.23	8,721	246.2	33.74	19.00	28.23	-1.77	32.29	12.92	3.44	3.50	30.54	24.95	310.56
AFBI	Affinity Bancshares, Inc.	13.49	6,873	92.7	14.14	6.53	13.49	1.76	98.09	36.28	1.09	1.13	17.12	14.37	114.48
ALRS	Alerus Financial Corporation	27.03	17,203	465.0	34.70	17.88	27.03	-8.06	29.27	-1.24	3.14	3.18	20.03	16.89	183.53
ATLO	Ames National Corporation	23.53	9,123	214.7	27.90	16.53	23.53	-1.96	20.73	-2.04	2.49	2.47	23.03	21.36	228.60
BFC	Bank First Corporation	68.99	7,666	528.9	77.00	55.90	68.99	-1.97	10.61	6.43	5.90	5.71	40.50	32.69	367.73
BMRC	Bank of Marin Bancorp	36.44	16,357	596.1	42.19	27.26	36.44	0.91	13.70	6.12	2.52	2.57	26.71	24.14	187.92
BKSC	Bank of South Carolina Corporation	19.64	5,535	108.7	25.65	15.61	19.64	-12.71	20.49	22.52	1.22	1.22	9.84	9.84	105.13
BOTJ	Bank of the James Financial Group, Inc.	14.39	4,741	68.2	19.68	8.60	14.39	1.91	51.59	30.60	1.47	1.47	13.05	13.05	191.61
BWB	Bridgewater Bancshares, Inc.	15.63	28,186	440.5	18.25	8.65	15.63	-2.07	62.81	25.14	1.17	1.30	10.33	10.21	112.21
BYFC	Broadway Financial Corporation	3.07	38,751	57.1	3.95	1.41	3.07	-8.08	99.35	65.95	-0.15	0.03	1.96	1.55	26.86
CATC	Cambridge Bancorp	84.20	6,966	586.5	89.50	47.75	84.20	-2.05	53.09	20.72	7.69	8.07	60.23	52.37	617.80
CARV	Carver Bancorp, Inc.	16.80	3,482	58.5	42.50	5.40	16.80	0.06	163.32	158.86	-1.73	-1.81	7.78	7.78	196.16
CBMB	CBM Bancorp, Inc.	14.75	3,285	48.5	16.50	11.90	14.75	0.34	23.36	11.07	0.25	0.25	14.23	14.23	76.11
CVCY	Central Valley Community Bancorp	22.51	11,984	269.8	23.83	11.51	22.51	-3.60	83.91	51.18	2.12	2.12	20.36	15.93	190.30
CFBK	CF Bankshares Inc.	18.67	6,618	100.0	23.68	10.71	18.67	-4.21	63.34	5.54	4.13	4.08	18.07	18.07	227.85
COFS	ChoiceOne Financial Services, Inc.	24.23	7,621	184.7	32.80	22.42	24.23	0.12	-10.26	-21.36	2.46	2.82	29.71	21.31	278.30
CNNB	Cincinnati Bancorp, Inc.	14.10	2,934	41.4	15.50	8.60	14.10	-1.40	63.52	17.99	1.45	1.46	14.45	14.40	85.14
CZNC	Citizens & Northern Corporation	24.96	15,845	395.5	25.69	14.92	24.96	-1.11	39.91	25.81	1.60	2.04	19.06	15.54	147.62
CIVB	Civista Bancshares, Inc.	23.02	15,139	348.5	24.26	11.25	23.02	-3.32	68.64	31.32	2.39	2.53	22.83	17.50	193.19
EGBN	Eagle Bancorp, Inc.	56.73	31,961	1,813.1	59.25	24.81	56.73	-1.56	91.27	37.36	5.35	5.49	40.87	NA	342.94
ESBK	Elmira Savings Bank	13.86	3,548	49.2	16.00	10.30	13.86	-2.22	30.75	20.52	1.38	1.38	17.57	14.10	182.85
EMCF	Emclaire Financial Corp	27.70	2,721	75.4	36.40	20.97	27.70	-3.65	19.14	-9.55	2.99	3.01	32.72	25.20	406.83
ESQ	Esquire Financial Holdings, Inc.	26.00	7,450	193.7	26.79	14.00	26.00	1.01	54.30	35.49	2.09	2.04	17.20	17.20	142.02
FMAO	Farmers & Merchants Bancorp, Inc.	22.70	11,101	252.0	27.58	19.50	22.70	0.53	3.42	-1.30	1.88	1.97	22.40	17.04	195.20
FMNB	Farmers National Banc Corp.	15.63	28,325	442.7	18.26	10.05	15.63	-1.45	30.36	17.78	1.84	1.91	12.95	11.23	115.09
FFBW	FFBW, Inc.	11.35	6,421	72.9	11.76	7.86	11.35	-3.40	39.26	13.27	0.31	NA	13.76	NA	54.91
FCAP	First Capital, Inc.	42.28	3,374	142.7	70.65	42.13	42.28	-0.68	-32.24	-30.18	3.37	3.25	33.31	31.21	319.71
FCCO	First Community Corporation	20.21	7,540	152.4	22.00	12.23	20.21	-4.80	54.27	18.95	1.71	1.70	18.29	16.22	200.94
FXNC	First National Corporation	21.25	6,219	132.1	23.87	13.25	21.25	-2.30	51.89	25.74	2.20	2.30	18.22	18.22	164.76
FSFG	First Savings Financial Group, Inc.	81.95	2,369	194.2	82.80	42.15	81.95	1.89	75.67	26.08	16.74	16.07	74.84	NA	742.24
FUSB	First US Bancshares, Inc.	11.41	6,217	70.9	12.50	6.22	11.41	-0.59	82.56	26.56	0.49	0.53	14.28	12.96	152.30
FNCB	FNCB Bancorp, Inc.	7.95	19,984	158.9	8.94	5.10	7.95	0.00	33.17	24.22	1.01	0.91	7.99	7.99	76.30
FRAF	Franklin Financial Services Corporation	31.68	4,420	140.0	34.90	19.60	31.68	-4.61	29.84	17.20	4.11	4.06	34.16	32.12	379.74
FSBW	FS Bancorp, Inc.	33.72	8,094	279.5	36.85	19.00	33.72	-4.91	66.52	23.07	5.09	5.14	29.01	28.21	274.59
GBNY	Generations Bancorp NY, Inc.	10.28	2,458	25.3	11.75	7.01	10.28	-1.29	40.56	-1.39	0.73	0.38	17.31	16.65	154.61
GLBZ	Glen Burnie Bancorp	12.41	2,851	35.4	13.01	9.00	12.41	1.31	37.89	12.82	0.90	0.90	12.43	12.43	151.79
HFBL	Home Federal Bancorp, Inc. of Louisiana	18.50	3,126	57.5	20.75	11.13	18.50	-2.06	58.80	28.12	1.57	1.57	15.73	15.73	180.95
HVBC	HV Bancorp, Inc.	21.83	2,176	47.5	22.25	12.17	21.83	-1.15	77.34	27.14	3.32	3.32	19.04	19.04	252.11
IROQ	IF Bancorp, Inc.	21.67	3,043	65.9	23.50	15.03	21.67	-5.55	31.41	-1.63	1.87	1.75	25.76	25.76	244.96
LCNB	LCNB Corp.	17.49	12,500	218.6	19.99	12.51	17.49	-1.19	17.38	19.06	1.59	1.63	18.99	14.15	148.53
LMST	Limestone Bancorp, Inc.	17.25	7,469	111.6	17.34	10.18	17.25	3.42	60.62	37.34	1.64	1.67	16.30	15.20	179.25
MNSB	MainStreet Bancshares, Inc.	24.39	7,363	179.6	24.95	11.75	24.39	3.83	74.84	44.23	3.07	3.07	20.18	20.18	231.93
MBIN	Merchants Bancorp	35.32	28,784	1,016.6	45.67	18.67	35.32	-2.83	81.97	27.83	7.34	7.36	24.21	23.59	343.30
MBCN	Middlefield Banc Corp.	23.65	6,129	145.4	26.35	17.41	23.65	-0.08	35.22	5.11	2.03	2.05	23.50	20.82	221.93
MSVB	Mid-Southern Bancorp, Inc.	15.39	2,853	43.9	16.59	12.30	15.39	-0.39	23.52	6.80	0.42	0.42	15.50	15.50	87.34
MVBF	MVB Financial Corp.	39.74	11,813	469.4	45.94	13.62	39.74	-5.65	182.24	75.22	2.89	-0.02	21.12	20.54	231.50
NKSH	National Bankshares, Inc.	37.25	6,170	229.8	39.99	23.37	37.25	-3.95	42.67	18.97	2.89	2.89	30.99	NA	269.31
NCBS	Nicolet Bankshares, Inc.	75.50	9,757	736.6	86.25	53.23	75.50	0.49	28.47	13.79	6.98	7.40	56.70	39.09	470.17
NECB	Northeast Community Bancorp, Inc.	10.07	16,378	164.9	12.69	6.05	10.07	0.00	54.21	-2.22	0.84	NA	9.84	9.80	65.73
OVLY	Oak Valley Bancorp	18.46	8,142	150.3	20.55	11.04	18.46	1.93	26.27	11.07	2.04	2.05	16.60	16.15	216.71
OPOF	Old Point Financial Corporation	22.10	5,245	115.9	26.26	14.89	22.10	-0.62	42.28	16.54	1.24	1.31	22.87	22.50	243.07
OPHC	OptimumBank Holdings, Inc.	4.85	4,372	21.2	7.27	2.30	4.85	-7.97	87.26	43.92	0.20	0.20	5.37	5.37	67.27
OBT	Orange County Bancorp, Inc.	34.02	5,638	191.8	37.00	22.00	34.02	0.00	42.94	24.84	NA	NA	31.39	29.79	363.97
ORRF	Orrstown Financial Services, Inc.	23.47	11,254	264.1	25.91	12.40	23.47	0.17	61.86	41.81	3.07	3.23	23.61	21.52	258.82
PKBK	Parke Bancorp, Inc.	19.94	11,893	237.2	22.08	11.56	19.94	-4.13	58.25	27.82	2.90	2.87	18.09	18.09	176.69
PTRS	Partners Bancorp	8.83	17,727	156.6	9.56	4.97	8.83	0.16	40.44	35.90	0.31	0.29	7.67	6.99	90.77
PBHC	Pathfinder Bancorp, Inc.	16.25	4,483	72.8	16.55	9.51	16.25	-0.18	74.17	41.55	1.44	1.31	17.37	16.59	281.00
PBBK	PB Bankshares, Inc.	13.25	2,777	36.8	13.58	12.50	13.25	2.75	32.50	32.50	NA	NA	NA	NA	125.53
PCSB	PCSB Financial Corporation	18.60	15,771	293.3	20.75	11.65	18.60	-0.43	53.97	16.69	0.84	0.84	17.41	17.01	118.89
PLBC	Plumas Bancorp	32.37	5,810	188.1	33.26	18.70	32.37	-0.15	56.83	37.74	3.23	3.33	20.54	20.42	218.22
PVBC	Provident Bancorp, Inc.	16.47	16,527	229.5	18.90	7.50	16.47	-2.31	113.34	37.25	0.84	0.92	12.69	12.69	95.91
RMBI	Richmond Mutual Bancorporation, Inc.	15.79	12,475	197.0	15.90	10.09	15.79	0.00	40.86	15.59	0.88	0.88	14.39	14.39	95.27
SAL	Salisbury Bancorp, Inc.	48.77	2,822	137.6	53.00	30.32	48.77	-4.56	35.47	30.86	5.62	5.53	46.02	41.01	509.17
SBFG	SB Financial Group, Inc.	17.81	7,035	125.3	20.09	12.02	17.81	-2.46	36.68	-2.57	2.89	2.90	20.50	17.26	186.58
SMBK	SmartFinancial, Inc.	24.54	15,110	370.8	25.41	12.70	24.54	-1.37	69.59	35.28	2.24	2.39	24.71	18.69	241.85
SFBC	Sound Financial Bancorp, Inc.	43.35	2,588	112.2	48.39	26.15	43.35	-1.88	62.97	36.54	4.02	4.03	34.25	33.91	356.69
SBT	Sterling Bancorp, Inc. (Southfield, MI)	5.17	50,475	261.0	5.95	2.89	5.17	0.00	61.56	13.88	-0.11	-0.11	6.48	6.48	67.71
TCBC	TC Bancshares, Inc.	12.89	4,898	63.1	12.94	11.80	12.89	4.97	28.90	28.90	NA	NA	NA	NA	82.93
TCBS	Texas Community Bancshares, Inc.	15.45	3,258	50.3	20.07	14.41	15.45	1.05	54.50	54.50	NA	NA	NA	NA	107.43
TCFC	The Community Financial Corporation	36.70	5,717	209.8	39.00	20.00	36.70	-4.05	62.10	38.60	3.85	3.90	35.25	33.15	383.95
FLIC	The First of Long Island Corporation	21.32	23,706	505.4	23.98	14.12	21.32	-2.83	35.62	19.44	1.84	1.84	17.58	17.57	173.41

UBCP	United Bancorp, Inc.	14.65	5,808	85.1	15.89	10.57	14.65	1.74	33.76	11.15	1.53	1.36	11.63	11.41	125.74
VBFC	Village Bank and Trust Financial Corp.	47.00	1,467	69.0	62.10	29.50	47.00	-1.69	59.32	36.67	8.53	8.90	40.21	40.21	489.24
VABK	Virginia National Bankshares Corporation	38.19	5,306	202.6	40.00	23.30	38.19	2.49	51.24	40.65	2.23	NA	29.89	26.60	348.09
WMPN	William Penn Bancorporation	12.25	15,171	185.8	12.61	8.99	12.25	-1.92	36.23	5.04	0.11	0.28	14.17	13.79	53.88
ABTX	Allegiance Bancshares, Inc.	37.50	20,215	758.1	43.34	21.45	37.50	1.35	50.91	9.87	3.57	3.76	39.04	27.17	321.98
AMAL	Amalgamated Financial Corp.	15.36	31,096	477.6	20.22	10.20	15.36	-1.29	32.30	11.79	1.56	1.70	17.64	17.07	210.84
ASRV	AmeriServ Financial, Inc.	3.76	17,075	64.2	5.34	2.65	3.76	-4.08	29.66	20.13	0.32	0.36	6.52	5.71	79.68
AUBN	Auburn National Bancorporation, Inc.	34.40	3,543	121.9	50.48	33.00	34.40	0.57	-18.06	-17.49	2.33	2.39	29.91	29.91	292.51
BWFG	Bankwell Financial Group, Inc.	29.93	7,658	229.2	31.98	14.08	29.93	-3.61	89.67	53.09	1.92	2.23	24.17	23.83	296.39
BCBP	BCB Bancorp, Inc.	15.15	17,003	257.6	16.15	7.73	15.15	-0.79	84.98	36.86	1.73	1.36	13.63	13.31	170.28
CBFV	CB Financial Services, Inc.	23.55	5,380	126.7	24.75	17.76	23.55	0.06	28.52	17.67	-2.17	1.68	24.50	21.56	271.67
CZWI	Citizens Community Bancorp, Inc.	13.91	10,683	148.6	14.81	6.68	13.91	-1.35	98.71	27.73	1.57	1.66	15.33	11.95	160.49
CIZN	Citizens Holding Company	17.69	5,595	99.0	27.88	17.00	17.69	-1.48	-19.55	-15.56	1.45	1.28	19.58	17.15	239.15
CVLY	Codorus Valley Bancorp, Inc.	22.29	9,752	217.4	23.00	12.08	22.29	-0.71	73.33	31.43	1.58	1.68	20.44	20.18	229.30
CBAN	Colony Bankcorp, Inc.	17.97	13,674	245.7	19.59	9.52	17.97	-0.44	58.75	22.66	1.79	1.86	15.46	13.58	128.38
CWBC	Community West Bancshares	13.75	8,589	118.1	14.62	7.82	13.75	-0.65	69.33	51.43	1.40	1.40	11.11	10.94	123.76
EBMT	Eagle Bancorp Montana, Inc.	22.55	6,761	152.5	26.13	16.55	22.55	1.12	29.52	6.27	2.87	2.91	22.54	19.17	201.06
FDBC	Fidelity D & D Bancorp, Inc.	52.51	5,644	296.4	70.97	44.80	52.51	-1.43	14.18	-18.41	4.28	NA	34.47	32.74	345.38
FRBA	First Bank	13.38	19,679	263.3	14.41	6.05	13.38	0.00	97.93	42.64	1.55	1.51	12.94	12.02	124.15
FFWM	First Foundation Inc.	24.22	44,820	1,085.5	25.81	12.29	24.22	-1.34	57.89	21.10	2.27	2.32	16.38	14.27	177.13
FGBI	First Guaranty Bancshares, Inc.	19.15	9,741	186.5	21.29	11.54	19.15	-4.30	47.42	7.77	2.32	1.25	18.61	16.73	281.80
FMBH	First Mid Bancshares, Inc.	40.73	18,083	736.5	45.00	22.24	40.73	-0.42	53.29	21.00	2.42	3.05	34.08	26.36	320.22
FNWB	First Northwest Bancorp	18.75	9,069	170.0	19.25	9.45	18.75	0.37	54.96	20.19	1.47	1.23	18.50	18.50	197.09
GFED	Guaranty Federal Bancshares, Inc.	24.21	4,385	106.2	26.99	13.60	24.21	-0.41	73.05	38.66	1.75	1.77	21.26	20.52	273.33
HIFS	Hingham Institution for Savings	306.54	2,142	656.7	325.90	180.75	306.54	1.42	60.14	41.92	31.47	23.87	153.02	153.02	1388.05
HMNF	HMN Financial, Inc.	22.99	4,460	102.5	23.53	13.06	22.99	-0.13	61.79	33.66	3.08	3.08	23.24	23.07	219.94
ISTR	Investar Holding Corporation	22.33	10,424	232.8	23.69	12.40	22.33	-1.54	61.69	35.01	1.87	1.76	24.08	19.85	256.42
LARK	Landmark Bancorp, Inc.	27.62	4,759	131.5	28.50	19.29	27.62	0.45	37.86	20.89	4.49	4.22	27.83	24.11	262.72
MGYR	Magyar Bancorp, Inc.	10.57	7,098	75.0	12.32	6.55	10.57	3.31	60.13	33.89	0.75	0.67	8.63	8.63	118.67
MLVF	Malvern Bancorp, Inc.	18.61	7,542	140.4	19.38	11.67	18.61	-0.85	48.53	20.07	0.35	NA	19.44	19.44	157.21
MPB	Mid Penn Bancorp, Inc.	26.62	11,427	304.2	29.87	17.20	26.62	-0.45	28.66	21.55	3.87	3.89	29.94	24.10	302.96
NBN	Northeast Bank	33.67	8,150	274.4	35.28	17.21	33.67	-3.50	81.31	49.51	8.55	4.15	28.51	28.26	266.78
NWFL	Norwood Financial Corp.	25.31	8,189	207.3	29.68	22.85	25.31	-0.37	-7.63	-3.29	2.66	2.71	24.38	20.77	247.35
OVBC	Ohio Valley Banc Corp.	26.84	4,787	128.5	32.70	20.11	26.84	3.23	12.30	13.73	2.80	2.80	29.12	27.58	258.38
OPBK	OP Bancorp	10.26	15,133	155.3	12.39	5.59	10.26	-1.44	66.56	33.25	1.23	1.22	10.04	NA	105.82
PNBK	Patriot National Bancorp, Inc.	9.24	3,947	36.5	12.37	5.50	9.24	-2.01	41.07	-7.04	0.11	0.68	16.69	16.23	243.98
PEBK	Peoples Bancorp of North Carolina, Inc.	28.19	5,789	163.2	29.69	15.21	28.19	-0.64	69.92	22.45	2.62	2.47	25.11	25.11	276.30
FRST	Primis Financial Corp.	14.85	24,539	364.4	16.32	8.22	14.85	-5.11	72.27	22.63	1.56	1.28	16.58	12.22	138.36
PBIP	Prudential Bancorp, Inc.	14.10	7,794	109.9	15.86	9.53	14.10	-1.40	25.00	1.81	0.79	0.71	16.75	15.94	144.34
QCRH	QCR Holdings, Inc.	49.01	15,769	772.8	50.93	25.54	49.01	-2.14	61.96	23.79	4.74	4.75	40.00	34.64	368.13
RNDB	Randolph Bancorp, Inc.	20.32	4,873	99.0	24.70	10.73	20.32	0.84	83.39	-7.89	4.11	4.17	19.17	19.16	152.70
FRBK	Republic First Bancorp, Inc.	3.40	58,886	200.2	4.61	1.95	3.40	-7.36	43.16	19.30	0.20	0.28	4.62	4.54	91.32
SFST	Southern First Bancshares, Inc.	49.46	7,900	390.7	56.42	23.16	49.46	-3.25	92.30	39.92	3.98	3.98	31.86	31.86	335.47
SMBC	Southern Missouri Bancorp, Inc.	44.46	8,905	395.9	46.59	21.50	44.46	-1.64	97.95	46.06	5.22	5.27	31.83	29.66	303.25
SSBI	Summit State Bank	16.12	6,072	97.9	18.25	9.80	16.12	-3.18	60.24	19.58	2.16	2.15	13.01	12.11	148.49
FBMS	The First Bancshares, Inc.	38.84	21,020	816.4	41.41	19.50	38.84	-3.62	79.23	25.78	2.80	2.92	31.40	22.57	262.11
TSBK	Timberland Bancorp, Inc.	28.69	8,354	239.7	30.75	16.54	28.69	-2.32	68.47	18.26	3.32	3.35	24.36	22.39	208.34
USCB	U.S. Century Bank	12.39	19,392	225.1	12.48	10.53	12.39	9.07	10.13	10.13	NA	NA	14.15	14.15	85.96
UNB	Union Bankshares, Inc.	34.00	4,485	152.5	37.99	18.40	34.00	-5.00	81.53	32.24	3.07	3.07	18.37	17.87	237.72
UBOH	United Bancshares, Inc.	31.30	3,279	102.6	37.71	18.07	31.30	-3.63	66.49	23.03	4.17	4.21	35.29	26.39	320.01
UNTY	Unity Bancorp, Inc.	23.40	10,370	242.6	25.50	10.56	23.40	0.17	70.68	33.33	2.83	2.79	18.12	17.90	190.30
VBTX	Veritex Holdings, Inc.	34.94	49,524	1,730.4	37.99	15.52	34.94	1.22	97.51	36.17	2.15	2.49	25.72	17.07	188.79
WVFC	WVS Financial Corp.	16.23	1,742	28.2	16.79	13.02	16.23	-1.05	22.57	13.28	0.74	0.77	20.37	20.37	198.69
SRCE	1st Source Corporation	46.51	25,006	1,163.0	51.02	28.72	46.51	-1.38	35.95	15.41	4.10	4.12	36.05	32.69	308.67
AMTB	Amerant Bancorp Inc.	24.27	37,481	909.7	24.75	9.01	24.27	0.71	77.67	59.67	1.04	1.04	21.29	20.71	200.98
AMNB	American National Bankshares Inc.	32.91	10,876	357.9	36.50	19.41	32.91	-0.57	41.31	25.56	3.48	3.62	31.96	23.65	294.38
ABCB	Ameris Bancorp	48.32	69,508	3,358.6	59.85	20.86	48.32	-4.18	100.00	26.92	6.09	6.29	40.66	26.36	314.88
AROW	Arrow Financial Corporation	35.33	15,575	550.3	38.26	24.51	35.33	-4.90	28.86	18.12	3.22	3.21	22.67	21.20	250.15
AUB	Atlantic Union Bankshares Corporation	37.49	76,905	2,883.2	42.45	19.61	37.49	-0.48	58.19	13.81	3.17	NA	33.12	20.48	259.92
BANF	BancFirst Corporation	56.89	32,785	1,865.1	77.38	39.20	56.89	-2.02	27.96	-3.08	4.41	4.38	34.52	29.35	335.99
OZK	Bank OZK	41.99	129,613	5,442.4	45.83	20.10	41.99	-2.35	80.21	34.28	4.07	4.06	34.70	29.52	205.27
BSVN	Bank7 Corp.	22.31	9,051	201.9	24.23	8.11	22.31	3.53	117.45	57.11	2.23	2.25	12.93	12.76	125.19
BFIN	BankFinancial Corporation	11.34	13,829	156.8	11.96	6.81	11.34	-1.05	50.40	29.16	0.53	0.55	11.79	11.79	119.80
BANR	Banner Corporation	55.60	34,552	1,921.1	60.42	30.05	55.60	-1.03	58.54	19.34	5.02	5.25	48.31	36.99	468.34
BCML	BayCom Corp	17.38	10,542	183.2	19.00	9.67	17.38	-2.14	53.94	14.57	1.55	1.68	23.60	19.28	221.45
BLFY	Blue Foundry Bancorp	13.50	28,523	385.1	13.55	12.32	13.50	0.82	35.00	35.00	NA	NA	2049.12	2049.12	90.34
BOKF	BOK Financial Corporation	86.96	69,078	6,007.1	98.95	48.41	86.96	-1.10	55.09	26.99	8.90	9.06	77.20	60.50	682.62
BRKL	Brookline Bancorp, Inc.	14.68	78,155	1,147.3	17.14	8.13	14.68	-1.21	51.81	21.93	1.32	1.33	12.36	10.29	108.27
BFST	Business First Bancshares, Inc.	23.40	20,516	480.1	24.95	12.12	23.40	-3.31	75.41	14.93	2.56	2.40	20.78	17.24	210.76
CFFI	C&F Financial Corporation	53.50	3,592	192.2	54.55	28.75	53.50	-0.37	65.12	44.17	8.16	8.57	56.02	48.41	603.66
CALB	California BanCorp	17.75	8,229	146.0	19.88	10.19	17.75	-1.14	33.22	14.04	1.12	1.12	17.47	NA	227.13
CAC	Camden National Corporation	46.71	14,951	698.4	49.66	28.32	46.71	-1.54	43.02	30.55	4.85	4.97	36.49	29.99	344.59
CBNK	Capital Bancorp, Inc.	23.79	13,784	327.9	24.98	9.02	23.79	1.10	123.38	70.78	2.65	2.64	12.87	12.87	156.11
CCBG	Capital City Bank Group, Inc.	23.09	16,874	389.6	28.98	17.55	23.09	-3.27	14.59	-6.06	2.08	1.52	19.90	14.37	237.73
CFFN	Capitol Federal Financial, Inc.	11.51	135,566	1,560.4	14.38	8.75	11.51	1.50	22.32	-7.92	0.55	0.54	8.91	8.82	71.18
CSTR	Capstar Financial Holdings, Inc.	20.59	22,163	456.3	23.00	9.01	20.59	-0.91	97.60	39.59	1.82	2.05	16.23	14.03	144.94
CARE	Carter Bankshares, Inc.	11.85	26,467	313.6	16.28	6.30	11.85	-3.42	65.27	10.54	-1.51	0.23	15.08	15.08	155.69
CATY	Cathay General Bancorp	39.18	78,161	3,062.3	45.19	20.59	39.18	-0.68	56.91	21.71	3.49	3.54	31.37	26.55	247.55
CBTX	CBTX, Inc.	26.46	24,450	647.0	33.29	14.74	26.46	1.89	62.93	3.72	1.56	1.56	22.75	19.28	166.32
CHMG	Chemung Financial Corporation	46.32	4,662	216.0	47.93	27.38	46.32	0.09	50.88	36.44	5.14	5.15	43.76	39.07	510.62
CHCO	City Holding Company	78.73	15,384	1,211.2	88.49	55.03	78.73	-0.53	23.07	13.20	5.31	5.24	44.79	37.20	383.79
CCNE	CNB Financial Corporation	25.11	16,818	422.3	26.85	13.95	25.11	0.16	47.62	17.94	2.41	2.99	22.04	19.42	306.13
CCB	Coastal Financial Corporation	29.60	12,010	355.5	33.76	11.58	29.60	0.48	110.83	40.95	1.77	1.69	12.83	12.83	167.12
COLB	Columbia Banking System, Inc.	36.52	70,902	2,589.3	50.68	22.62	36.52	-1.85	30.43	1.73	2.95	3.04	32.52	21.53	254.06
CBSH	Commerce Bancshares, Inc.	69.91	116,804	8,165.8	83.06	50.50	69.91	-0.53	24.86	6.41	4.66	4.18	29.82	28.62	289.85
CTBI	Community Trust Bancorp, Inc.	41.40	17,837	738.5	47.53	27.74	41.40	-1.26	28.17	11.74	4.54	4.51	38.36	34.69	308.02
CNOB	ConnectOne Bancorp, Inc.	29.34	39,698	1,164.7	29.75	13.72	29.34	1.24	102.07	48.26	2.89	2.91	24.25	18.76	194.22
CFB	CrossFirst Bankshares, Inc.	13.17	50,988	671.5	15.67	7.96	13.17	-1.72	39.22	22.51	0.83	0.79	12.50	12.50	104.17

CVBF	CVB Financial Corp.	20.34	135,896	2,764.1	25.00	15.57	20.34	0.44	11.64	4.31	1.57	1.58	15.12	10.02	114.35
DCOM	Dime Community Bancshares, Inc.	33.22	40,971	1,361.1	35.87	16.34	33.22	0.21	63.08	36.50	1.34	3.06	26.43	22.41	310.06
EWBC	East West Bancorp, Inc.	71.44	141,878	10,135.7	82.53	30.49	71.44	-5.98	96.70	40.88	5.28	5.27	39.10	35.78	421.88
EBC	Eastern Bankshares, Inc.	19.54	171,986	3,360.6	23.03	11.74	19.54	0.98	95.40	19.80	NA	NA	18.37	16.33	99.12
EBTC	Enterprise Bancorp, Inc.	33.23	11,895	395.3	36.78	19.81	33.23	-4.51	49.95	30.06	3.47	3.50	28.24	27.77	372.25
EFSC	Enterprise Financial Services Corp	45.63	38,625	1,762.4	52.00	25.21	45.63	-1.83	48.97	30.56	3.87	4.34	35.86	26.85	267.89
EQBK	Equity Bancshares, Inc.	31.74	14,363	455.9	33.78	13.91	31.74	0.57	106.78	47.01	-3.12	2.56	28.76	25.51	297.18
ESSA	ESSA Bancorp, Inc.	16.58	9,861	163.1	18.23	11.05	16.58	0.48	24.19	10.53	1.60	1.57	18.85	17.49	184.79
FITB	Fifth Third Bancorp	37.62	690,718	25,984.8	43.06	19.32	37.62	-2.23	90.19	36.45	3.43	3.33	29.57	23.35	297.36
FISI	Financial Institutions, Inc.	31.14	15,630	486.7	33.45	14.35	31.14	-4.48	82.96	38.40	4.10	4.14	29.66	24.97	338.79
FBNC	First Bancorp	41.88	28,489	1,193.1	48.83	19.60	41.88	-1.16	100.29	23.80	3.66	3.73	31.75	23.43	287.85
BUSE	First Busey Corporation	23.58	56,268	1,326.8	27.61	15.07	23.58	-0.46	33.83	9.42	2.30	2.58	23.89	17.08	220.65
FBIZ	First Business Financial Services, Inc.	28.51	8,534	243.3	29.40	13.66	28.51	-0.87	75.45	54.86	3.28	3.28	25.70	24.36	335.80
FCNC.A	First Citizens BancShares, Inc.	847.42	9,816	8,318.6	901.17	310.27	847.42	-1.08	117.63	47.56	57.24	52.29	421.39	383.11	5620.73
FCBC	First Community Bankshares, Inc.	31.67	17,280	547.3	32.48	17.21	31.67	-0.81	61.99	46.76	2.70	2.76	24.66	16.82	181.09
FFBC	First Financial Bancorp.	23.38	95,702	2,237.5	26.62	11.28	23.38	-0.47	65.11	33.37	1.91	2.11	23.59	13.23	167.58
FFIN	First Financial Bankshares, Inc.	48.52	141,421	6,861.8	52.49	26.71	48.52	-0.86	58.80	34.13	1.57	1.58	12.08	9.85	87.18
THFF	First Financial Corporation	40.56	13,048	529.2	47.00	30.02	40.56	-0.93	18.29	4.40	4.36	4.40	45.08	38.43	364.29
FFNW	First Financial Northwest, Inc.	16.39	9,321	152.8	16.95	8.88	16.39	-0.85	76.43	43.77	1.15	1.16	16.75	16.58	153.49
FHB	First Hawaiian, Inc.	27.28	129,585	3,535.1	30.80	14.16	27.28	-1.91	64.34	15.69	2.08	2.11	21.17	13.45	187.11
INBK	First Internet Bancorp	30.24	9,854	298.0	41.55	14.05	30.24	-0.23	100.66	5.22	4.34	4.13	36.39	35.73	426.69
FIBK	First Interstate BancSystem, Inc.	45.48	62,240	1,897.5	51.24	30.02	45.48	1.81	47.28	11.55	3.04	3.20	31.67	20.49	304.31
FRME	First Merchants Corporation	41.37	54,164	2,240.8	50.65	21.51	41.37	-3.57	65.35	10.59	3.44	3.49	34.68	24.05	275.52
FUNC	First United Corporation	17.86	6,615	118.1	20.48	10.74	17.86	0.34	63.70	15.23	2.50	2.78	19.74	18.07	266.65
MYFW	First Western Financial, Inc.	27.00	7,996	215.9	31.72	11.95	27.00	3.25	92.86	37.97	3.32	3.37	21.01	17.98	251.27
FSBC	Five Star Bancorp	24.90	17,226	428.9	28.30	23.00	24.90	0.24	31.05	31.05	3.37	3.41	12.67	12.67	135.14
FFIC	Flushing Financial Corporation	22.69	30,889	700.9	25.22	10.19	22.69	-0.57	96.79	36.36	1.82	1.96	21.16	NA	264.15
FULT	Fulton Financial Corporation	15.74	163,075	2,566.8	18.41	8.89	15.74	-1.44	61.93	23.74	1.49	1.57	15.34	12.05	159.93
GABC	German American Bancorp, Inc.	38.06	26,546	1,010.3	51.11	26.02	38.06	-1.53	31.33	15.02	2.98	3.04	24.45	19.58	201.49
GBCI	Glacier Bancorp, Inc.	53.50	95,508	5,109.7	67.35	30.05	53.50	0.36	52.64	16.28	3.33	3.43	24.65	18.74	214.52
GSBC	Great Southern Bancorp, Inc.	53.18	13,582	722.3	60.55	34.32	53.18	-0.64	40.50	8.75	5.06	5.19	46.09	45.62	410.65
GNTY	Guaranty Bancshares, Inc.	33.51	12,058	404.1	41.28	20.98	33.51	-2.30	36.07	23.08	3.40	3.44	23.86	20.98	243.24
HWC	Hancock Whitney Corporation	44.95	86,851	3,903.9	50.69	17.42	44.95	-1.60	124.75	32.13	4.28	4.51	41.03	30.27	404.13
HAFC	Hanmi Financial Corporation	18.82	30,453	573.1	22.29	7.48	18.82	-1.10	97.07	65.96	2.26	2.22	19.64	19.23	216.03
HONE	HarborOne Bancorp, Inc.	13.77	51,663	711.4	15.49	7.59	13.77	-0.72	54.03	26.80	1.19	1.19	12.66	11.34	89.36
HWBK	Hawthorn Bancshares, Inc.	22.78	6,617	150.7	25.06	16.29	22.78	-0.74	26.42	8.18	3.13	3.13	20.63	20.63	258.27
HBT	HBT Financial, Inc.	15.74	27,346	430.4	18.83	11.01	15.74	-5.24	24.72	3.89	1.89	1.94	13.64	12.70	144.58
HTLF	Heartland Financial USA, Inc.	46.96	42,246	1,983.9	54.04	28.37	46.96	-0.68	41.57	16.32	4.82	4.99	48.50	33.97	434.86
HTBK	Heritage Commerce Corp	11.37	60,207	684.5	12.65	6.13	11.37	0.09	67.08	28.18	0.72	0.76	9.69	6.65	84.26
HFWA	Heritage Financial Corporation	24.88	35,950	894.4	30.86	17.39	24.88	-1.43	26.29	6.37	2.72	2.73	23.77	16.76	197.65
HBCP	Home Bancorp, Inc.	36.62	8,646	316.6	39.84	22.71	36.62	-1.95	51.64	30.83	5.00	5.16	38.92	31.72	319.78
HOMB	Home Bancshares, Inc. (Conway, AR)	21.69	164,088	3,559.1	29.76	14.42	21.69	-1.68	32.42	11.34	1.95	1.90	16.39	10.31	107.43
HMST	HomeStreet, Inc.	40.77	20,795	847.8	52.46	24.20	40.77	-0.66	44.78	20.80	5.12	5.46	34.09	32.53	344.70
HTBI	HomeTrust Bancshares, Inc.	27.69	16,489	456.6	30.09	12.81	27.69	0.25	92.69	43.40	0.94	2.12	23.83	22.27	213.76
HOPE	Hope Bancorp, Inc.	13.89	122,898	1,707.1	16.61	7.03	13.89	-0.79	66.35	27.31	1.26	1.27	16.92	13.09	142.15
HBNC	Horizon Bancorp, Inc.	18.18	43,951	799.0	20.17	9.42	18.18	-0.11	65.42	14.63	1.92	1.97	16.16	12.24	139.00
HBAN	Huntington Bancshares Incorporated	14.76	1,476,557	21,794.0	16.91	8.52	14.76	-2.57	60.43	16.86	0.97	1.21	11.96	8.16	118.64
INDB	Independent Bank Corp.	77.58	33,044	2,563.6	99.85	49.25	77.58	1.90	20.35	6.22	4.51	4.67	52.72	36.78	429.55
IBCP	Independent Bank Corporation	20.75	21,519	446.5	24.73	12.14	20.75	-2.26	43.60	12.34	3.22	3.33	18.30	16.82	207.32
IBTX	Independent Bank Group, Inc.	70.04	43,168	3,023.5	80.71	41.09	70.04	-1.82	51.93	12.03	5.48	5.73	58.89	33.98	427.34
IBOC	International Bancshares Corporation	41.67	63,372	2,640.7	53.06	25.21	41.67	-1.88	30.06	11.30	3.68	3.64	36.07	31.61	241.60
KRNY	Kearny Financial Corp.	13.05	77,983	1,017.7	13.77	6.91	13.05	0.85	68.60	23.58	0.77	0.80	13.21	NA	93.40
LBAI	Lakeland Bancorp, Inc.	16.52	50,601	835.9	19.35	9.49	16.52	0.61	53.96	30.08	1.63	1.64	15.74	12.60	155.22
LKFN	Lakeland Financial Corporation	66.85	25,300	1,691.3	77.05	39.38	66.85	-7.05	40.03	24.77	3.71	3.66	26.78	26.59	246.36
LEVL	Level One Bancorp, Inc.	27.29	7,644	208.6	28.77	14.72	27.29	-0.69	64.70	34.90	3.63	3.66	26.48	21.45	327.92
LOB	Live Oak Bancshares, Inc.	57.50	43,308	2,460.9	72.64	19.37	57.50	-3.75	193.07	21.15	3.78	3.00	15.19	NA	190.34
LBC	Luther Burbank Corporation	12.78	51,723	661.0	13.28	7.58	12.78	-2.22	35.24	30.41	1.20	1.36	12.32	12.25	140.31
MCBC	Macatawa Bank Corporation	8.25	34,192	282.1	10.66	6.23	8.25	-1.79	12.86	-1.43	0.93	0.93	7.26	7.26	86.02
MBWM	Mercantile Bank Corporation	31.70	15,893	503.8	34.47	17.09	31.70	-3.12	49.60	16.67	3.51	3.62	28.23	25.03	299.34
MRBK	Meridian Corporation	27.27	6,049	164.9	29.18	14.12	27.27	-0.80	79.41	31.11	5.97	5.83	24.77	24.06	282.54
CASH	Meta Financial Group, Inc.	49.02	31,920	1,564.7	54.65	17.74	49.02	-1.59	155.71	34.08	4.27	4.36	27.42	16.63	220.92
MCBS	MetroCity Bankshares, Inc.	20.91	25,500	533.2	22.33	12.24	20.91	-2.24	47.15	45.01	1.79	1.79	10.33	9.89	98.74
MSBI	Midland States Bancorp, Inc.	25.38	22,395	568.4	30.32	12.48	25.38	0.28	75.40	42.03	2.05	2.50	28.96	20.48	296.05
MOFG	MidWestOne Financial Group, Inc.	29.56	15,875	469.3	33.68	16.59	29.56	-2.31	53.72	20.65	2.24	4.07	33.22	27.90	362.15
NBTB	NBT Bancorp Inc.	36.30	43,336	1,573.1	42.79	26.10	36.30	-1.57	19.02	13.08	3.41	3.56	28.19	21.50	267.10
NTRS	Northern Trust Corporation	114.60	208,395	23,882.0	123.10	74.03	114.60	-1.52	40.73	23.04	5.86	6.13	52.49	48.60	826.75
NFBK	Northfield Bancorp, Inc. (Staten Island, NY)	16.48	50,805	837.3	17.25	8.72	16.48	-1.55	71.49	33.66	1.21	1.30	14.81	14.00	106.82
NRIM	Northrim BanCorp, Inc.	39.89	6,207	247.6	48.19	23.44	39.89	-6.82	58.80	17.50	6.70	NA	38.22	35.64	395.30
NWBI	Northwest Bancshares, Inc.	13.10	126,888	1,662.2	15.48	8.84	13.10	-1.65	32.73	2.83	1.28	1.22	12.32	9.22	112.68
OCFC	OceanFirst Financial Corp.	21.17	59,454	1,258.6	25.76	13.14	21.17	-2.31	33.94	13.63	1.46	1.30	24.29	15.58	193.16
ONB	Old National Bancorp	16.49	165,720	2,732.7	21.28	12.02	16.49	-1.14	16.29	-0.42	1.81	1.97	18.05	11.55	142.87
OSBC	Old Second Bancorp, Inc.	11.80	28,708	338.8	14.45	7.19	11.80	-2.07	46.77	16.83	1.31	1.32	11.01	10.29	113.23
OBNK	Origin Bancorp, Inc.	40.40	23,502	949.5	46.65	19.40	40.40	-2.42	72.95	45.48	3.56	3.47	29.28	28.01	309.25
PPBI	Pacific Premier Bancorp, Inc.	39.19	94,650	3,709.3	47.46	18.47	39.19	-1.31	83.73	25.09	3.14	3.22	29.72	19.34	216.90
PACW	PacWest Bancorp	40.86	117,214	4,789.3	46.75	15.62	40.86	-3.24	118.27	60.87	4.16	4.24	32.17	21.95	297.47
PCB	PCB Bancorp	19.71	14,761	290.9	21.29	8.20	19.71	-4.18	107.69	94.96	1.79	1.79	16.09	16.05	139.55
PGC	Peapack-Gladstone Financial Corporation	33.04	17,878	590.7	33.99	14.38	33.04	-0.21	97.84	45.17	2.28	2.64	28.60	26.30	323.95
PWOD	Penns Woods Bancorp, Inc.	23.67	7,065	167.2	28.19	19.50	23.67	-0.67	15.18	-9.00	2.19	2.03	23.63	21.12	268.20
PEBO	Peoples Bancorp Inc.	31.30	19,330	605.0	36.75	18.35	31.30	0.81	48.83	15.54	2.86	3.25	29.78	18.63	262.17
PFIS	Peoples Financial Services Corp.	45.59	7,202	328.4	47.54	31.75	45.59	1.31	20.96	24.02	4.76	4.67	45.11	36.21	416.22
PNFP	Pinnacle Financial Partners, Inc.	93.83	75,687	7,101.7	97.73	32.80	93.83	-2.12	129.58	45.70	6.14	6.28	64.19	39.77	467.88
BPOP	Popular, Inc.	75.21	80,671	6,067.3	83.72	34.30	75.21	-2.22	100.88	33.54	9.88	9.43	71.82	63.24	900.66
PFBC	Preferred Bank	60.64	14,924	905.0	69.44	30.65	60.64	1.47	60.89	20.15	5.41	5.45	37.36	37.31	373.63
PFC	Premier Financial Corp.	29.63	37,179	1,101.6	35.90	14.74	29.63	-0.54	56.03	28.83	3.45	3.66	27.64	18.36	204.25
PFHD	Professional Holding Corp.	18.85	13,419	252.9	20.66	11.52	18.85	-4.80	41.73	22.16	1.24	1.34	16.55	14.63	190.85
PROV	Provident Financial Holdings, Inc.	17.30	7,541	130.0	18.48	11.40	17.30	0.00	42.98	10.12	1.00	0.75	16.88	16.88	156.95
RBB	RBB Bancorp	25.64	19,354	496.2	25.80	10.71	25.64	1.46	94.98	66.71	2.29	2.35	22.86	18.87	201.03
RRBI	Red River Bancshares, Inc.	50.55	7,276	367.8	65.07	40.98	50.55	-2.36	14.94	2.02	4.21	4.17	40.21	40.00	395.59

RNST	Renasant Corporation	34.93	56,352	1,968.4	46.97	20.89	34.93	-4.95	40.28	3.71	2.83	3.05	39.11	21.92	284.33
RBCA.A	Republic Bancorp, Inc.	50.10	20,399	913.5	50.75	27.22	50.10	0.14	63.09	38.90	3.59	3.59	41.05	40.26	303.12
RVSB	Riverview Bancorp, Inc.	7.39	22,107	163.4	7.79	3.77	7.39	-0.67	70.67	40.49	0.70	0.69	7.05	5.80	73.14
STBA	S&T Bancorp, Inc.	30.01	39,344	1,180.7	35.80	16.98	30.01	-1.61	45.82	20.81	2.58	2.61	30.21	20.52	241.35
SASR	Sandy Spring Bancorp, Inc.	42.49	47,227	2,006.7	48.22	21.11	42.49	-2.41	78.91	32.00	4.90	5.03	33.02	24.58	273.69
SBCF	Seacoast Banking Corporation of Florida	31.58	55,011	1,737.2	40.93	17.00	31.58	-2.65	60.06	7.23	2.11	2.29	21.33	17.12	169.36
SHBI	Shore Bancshares, Inc.	17.29	11,753	203.2	18.10	9.46	17.29	-2.76	71.87	18.42	1.27	1.33	16.91	15.29	180.40
BSRR	Sierra Bancorp	24.12	15,245	367.7	29.42	15.84	24.12	-1.63	34.00	0.84	2.74	2.73	23.21	21.19	214.63
SBNY	Signature Bank	245.93	59,905	14,732.5	268.46	71.45	245.93	-4.48	153.04	81.78	12.69	12.74	106.24	105.89	1617.35
SFNC	Simmons First National Corporation	28.74	108,284	3,112.1	33.43	14.84	28.74	-1.27	69.26	33.12	2.40	2.23	28.03	17.16	216.31
SPFI	South Plains Financial, Inc.	22.82	17,954	409.7	25.08	11.52	22.82	-4.24	55.98	20.42	3.35	3.44	21.81	20.35	206.80
SSB	South State Corporation	68.73	70,041	4,813.9	93.26	45.00	68.73	-4.17	20.24	-4.94	6.00	7.91	67.60	43.07	576.46
SSBK	Southern States Bancshares, Inc.	19.60	9,013	176.7	21.01	19.10	19.60	1.55	3.16	3.16	2.07	NA	NA	NA	166.43
SBSI	Southside Bancshares, Inc.	37.00	32,654	1,208.2	43.69	23.51	37.00	-1.15	33.67	19.24	3.40	3.46	27.37	20.97	219.96
STXB	Spirit of Texas Bancshares, Inc.	22.39	17,169	384.4	24.94	10.45	22.39	-2.48	82.78	33.27	2.41	2.55	22.01	16.97	179.67
SYBT	Stock Yards Bancorp, Inc.	51.63	26,588	1,372.7	56.00	32.71	51.63	0.16	21.80	27.54	2.58	3.20	24.49	19.16	228.98
SMMF	Summit Financial Group, Inc.	23.44	12,964	303.9	27.40	14.50	23.44	-0.26	53.60	6.16	3.13	3.08	23.11	18.96	252.43
SIVB	SVB Financial Group	550.95	58,664	32,320.7	608.84	221.55	550.95	-5.29	128.89	42.06	34.99	20.07	176.10	172.44	2785.36
TBNK	Territorial Bancorp Inc.	25.63	9,004	230.8	30.04	19.23	25.63	0.35	18.66	6.66	2.05	1.86	26.67	26.67	236.79
TCBI	Texas Capital Bancshares, Inc.	64.80	50,598	3,278.7	93.26	29.45	64.80	-0.49	104.03	8.91	4.86	5.04	55.64	55.29	696.25
TBBK	The Bancorp, Inc.	23.79	57,022	1,356.6	26.70	7.95	23.79	-6.08	153.62	74.29	1.74	1.75	10.77	10.73	114.88
BPRN	The Bank of Princeton	30.39	6,803	206.8	31.31	17.40	30.39	-0.88	56.34	29.82	2.62	2.69	31.96	30.23	240.40
FNLC	The First Bancorp, Inc.	29.77	10,991	327.2	32.63	19.10	29.77	-1.42	40.56	17.20	2.89	2.91	21.31	18.49	222.96
TOWN	TowneBank	30.40	71,750	2,181.2	33.25	15.36	30.40	-2.69	67.31	29.47	2.89	2.65	25.51	18.70	220.26
TCBK	TriCo Bancshares	39.44	29,712	1,171.8	51.66	23.38	39.44	-3.14	40.11	11.79	3.46	3.60	32.53	24.60	274.99
TSC	TriState Capital Holdings, Inc.	20.23	33,157	670.8	26.42	12.09	20.23	-3.21	44.50	16.26	1.39	1.33	18.54	16.65	348.08
TBK	Triumph Bancorp, Inc.	80.39	24,751	1,989.7	97.49	26.86	80.39	-1.89	188.14	65.58	4.54	4.36	29.76	18.35	243.05
TRST	TrustCo Bank Corp NY	32.79	19,265	631.7	41.47	25.25	32.79	-3.05	12.29	-1.68	2.92	2.92	30.03	30.00	317.81
TRMK	Trustmark Corporation	30.23	62,455	1,888.0	36.31	20.08	30.23	-2.10	28.09	10.69	3.25	3.28	28.35	22.13	273.77
UMBF	UMB Financial Corporation	90.58	48,348	4,379.3	99.98	45.87	90.58	-2.55	72.21	31.29	8.46	6.58	63.92	59.96	757.41
UMPQ	Umpqua Holdings Corporation	19.61	220,133	4,316.8	20.44	10.03	19.61	-2.49	76.83	29.52	2.27	2.28	12.54	NA	137.58
UBSI	United Bankshares, Inc.	35.86	128,811	4,619.2	42.50	20.57	35.86	0.14	35.27	10.68	3.07	3.11	34.01	19.81	211.09
UCBI	United Community Banks, Inc.	29.80	86,628	2,581.5	36.67	15.73	29.80	-4.12	68.93	4.78	2.78	2.88	22.96	18.51	218.13
UBFO	United Security Bancshares	8.16	17,010	138.8	8.92	5.79	8.16	-0.97	35.32	15.74	0.48	0.48	6.96	6.69	72.37
UVSP	Univest Financial Corporation	27.24	29,413	801.2	30.14	13.92	27.24	-0.66	69.19	32.36	3.32	3.39	25.16	19.22	216.11
VLY	Valley National Bancorp	13.10	406,601	5,326.5	14.74	6.50	13.10	-0.98	75.60	34.36	1.07	1.11	11.15	7.64	101.51
WAFD	Washington Federal, Inc.	33.46	67,946	2,273.5	34.00	20.01	33.46	0.03	39.36	29.99	2.13	2.00	27.74	23.30	289.19
WASH	Washington Trust Bancorp, Inc.	52.31	17,320	906.0	56.20	30.01	52.31	0.46	55.50	16.76	4.30	4.49	31.63	27.60	337.87
WSBF	Waterstone Financial, Inc.	20.05	23,842	478.6	21.41	14.62	20.05	-2.48	29.52	6.54	3.88	3.97	17.12	17.10	92.35
WSBC	WesBanco, Inc.	33.99	65,404	2,223.1	39.87	19.56	33.99	-0.85	54.43	13.45	3.42	3.61	39.96	22.42	259.42
WTBA	West Bancorporation, Inc.	29.28	16,555	484.7	31.98	15.50	29.28	-6.21	71.53	51.71	2.50	2.49	14.89	14.89	197.45
WABC	Westamerica Bancorporation	56.89	26,866	1,528.4	66.85	51.32	56.89	-2.79	-5.98	2.89	3.22	3.12	31.35	26.78	266.06
WNEB	Western New England Bancorp, Inc.	8.87	24,070	213.5	9.24	4.92	8.87	1.26	73.24	28.74	0.76	0.79	9.29	8.66	102.89
WTFC	Wintrust Financial Corporation	72.86	57,041	4,156.0	87.85	37.28	72.86	-1.92	69.01	19.27	7.54	NA	68.81	56.92	819.39
WSFS	WSFS Financial Corporation	44.70	47,535	2,124.8	55.18	24.59	44.70	-1.91	53.77	-0.40	5.58	5.73	39.63	28.08	318.69
ZION	Zions Bancorporation, National Association	53.87	162,070	8,730.7	60.65	27.55	53.87	-2.78	67.66	24.01	6.65	6.23	46.80	40.54	538.09
ASB	Associated Banc-Corp	20.74	150,297	3,117.2	23.95	12.04	20.74	-1.43	55.01	21.64	1.80	2.11	24.99	17.35	227.23
AX	Axos Financial, Inc.	48.69	59,318	2,888.2	54.36	21.27	48.69	-2.58	100.70	29.74	3.56	3.81	23.62	21.66	240.49
BANC	Banc of California, Inc.	17.74	50,792	892.6	21.40	9.00	17.74	-1.72	57.41	20.60	1.08	1.13	14.46	13.67	158.04
BXS	BancorpSouth Bank	28.42	108,601	3,086.4	35.59	18.11	28.42	-0.63	29.48	3.57	2.80	2.88	26.72	17.41	254.25
BAC	Bank of America Corporation	40.37	8,414,904	339,709.7	43.49	22.95	40.37	-3.03	60.84	33.19	2.99	NA	29.89	21.50	360.06
BOH	Bank of Hawaii Corporation	84.99	40,478	3,440.2	99.10	48.77	84.99	-0.99	52.67	10.92	5.19	5.31	34.80	34.02	560.11
BKU	BankUnited, Inc.	41.02	92,821	3,807.5	50.71	20.52	41.02	-2.52	84.69	17.94	3.76	3.62	33.91	33.06	384.61
BHLB	Berkshire Hills Bancorp, Inc.	25.75	48,114	1,238.9	28.97	8.55	25.75	-4.17	175.40	50.41	1.53	1.73	23.30	22.66	255.09
BY	Byline Bancorp, Inc.	25.00	37,733	943.3	25.78	10.49	25.00	-1.96	93.65	61.81	1.94	2.08	21.17	NA	173.34
COF	Capital One Financial Corporation	168.22	446,114	75,045.3	177.95	63.39	168.22	-5.35	161.74	70.18	25.06	25.16	130.32	97.29	949.13
CPF	Central Pacific Financial Corp.	25.59	28,219	722.1	28.81	12.80	25.59	-2.40	62.17	34.61	1.97	2.06	19.59	19.59	254.39
C	Citigroup Inc.	70.25	2,026,785	142,381.7	80.29	40.49	70.25	-3.91	41.69	13.93	9.74	9.40	90.87	77.88	1148.55
CFG	Citizens Financial Group, Inc.	42.34	426,083	18,040.4	51.14	23.46	42.34	-5.43	74.24	18.40	4.48	4.66	49.72	33.05	434.43
CMA	Comerica Incorporated	71.28	133,924	9,546.1	79.86	35.76	71.28	-4.90	83.57	27.60	7.76	7.70	56.28	51.43	659.74
CBU	Community Bank System, Inc.	74.16	53,918	3,998.6	82.53	52.37	74.16	-1.28	26.55	19.02	3.50	3.76	38.23	22.60	274.51
CFR	Cullen/Frost Bankers, Inc.	114.06	63,650	7,259.9	125.00	61.50	114.06	-2.07	62.92	30.76	6.45	6.54	66.44	56.13	733.67
CUBI	Customers Bancorp, Inc.	38.60	32,374	1,249.6	43.86	10.41	38.60	-0.36	213.06	112.32	7.12	6.83	31.94	31.82	606.51
FNB	F.N.B. Corporation	11.44	319,519	3,655.3	13.83	6.37	11.44	-2.39	55.86	20.42	1.06	1.18	15.43	8.20	120.20
FBK	FB Financial Corporation	40.38	47,363	1,912.5	49.62	23.64	40.38	-1.87	52.90	16.27	2.81	3.55	28.96	23.43	251.64
FBP	First BanCorp.	12.56	207,260	2,603.2	13.25	4.94	12.56	-2.33	125.09	36.23	0.97	1.17	10.30	9.94	103.11
FCF	First Commonwealth Financial Corporation	13.32	95,688	1,274.6	15.69	7.14	13.32	-1.62	63.24	21.76	1.19	1.27	11.50	8.25	98.26
FHN	First Horizon Corporation	15.83	549,333	8,695.9	19.45	8.53	15.83	-2.58	66.98	24.06	2.30	NA	14.07	10.74	160.03
FRC	First Republic Bank	194.60	179,060	34,845.0	204.68	100.38	194.60	-2.14	72.50	32.44	6.95	6.97	62.99	61.72	902.75
GWB	Great Western Bancorp, Inc.	31.26	55,116	1,722.9	35.18	11.80	31.26	-1.85	122.97	49.57	2.94	2.87	21.07	20.97	237.14
HTH	Hilltop Holdings Inc.	33.48	81,155	2,717.1	39.60	17.80	33.48	0.87	69.35	21.70	5.66	NA	30.44	26.93	217.67
JPM	JPMorgan Chase & Co.	154.72	2,988,155	462,327.4	167.44	91.38	154.72	-3.29	58.90	21.76	14.99	14.82	84.85	68.08	1232.95
KEY	KeyCorp	19.91	956,370	19,041.3	23.65	11.33	19.91	-3.72	66.06	21.33	2.30	2.36	16.70	13.76	189.38
LC	LendingClub Corporation	28.70	98,597	2,829.7	29.72	4.32	28.70	-1.68	410.68	171.78	NA	NA	7.73	6.10	44.32
MTB	M&T Bank Corporation	135.70	128,678	17,461.6	168.27	88.48	135.70	-3.03	33.47	6.60	13.01	13.10	120.22	84.46	1170.54
MCB	Metropolitan Bank Holding Corp.	77.01	8,344	642.6	77.65	25.51	77.01	-0.56	156.70	112.32	5.64	5.59	42.92	41.75	693.56
NBHC	National Bank Holdings Corporation	37.00	30,801	1,139.6	43.21	24.35	37.00	-0.13	31.11	12.94	3.40	3.43	27.52	23.58	231.69
NYCB	New York Community Bancorp, Inc.	12.31	465,033	5,724.6	13.23	7.72	12.31	-2.38	32.79	16.68	1.21	1.07	13.79	8.57	123.58
OFG	OFG Bancorp	23.41	51,662	1,209.4	25.52	11.97	23.41	-2.50	82.89	26.27	2.26	2.67	20.44	17.98	202.50
PB	Prosperity Bancshares, Inc.	70.29	92,930	6,532.1	83.02	48.80	70.29	0.04	28.69	1.34	5.73	5.84	67.90	32.40	388.46
PFS	Provident Financial Services, Inc.	21.89	76,381	1,672.0	25.70	11.76	21.89	-1.62	64.96	21.88	2.11	2.10	21.55	15.58	173.04
RF	Regions Financial Corporation	20.03	954,539	19,119.4	23.81	10.60	20.03	-2.29	80.78	24.26	2.53	2.51	17.38	11.84	163.02
SFBS	ServisFirst Bancshares, Inc.	71.30	54,201	3,864.5	74.49	31.93	71.30	-2.38	92.49	76.97	3.61	3.60	19.79	19.54	243.67
SI	Silvergate Capital Corporation	100.75	26,521	2,672.0	187.86	13.50	100.75	-9.80	572.56	35.58	2.19	2.19	32.84	32.84	463.39
STT	State Street Corporation	86.09	343,503	29,572.2	92.63	56.63	86.09	-5.18	26.73	18.29	6.28	7.09	67.51	39.68	950.58
SNV	Synovus Financial Corp.	42.36	146,446	6,203.4	50.51	19.39	42.36	-3.20	104.54	30.86	3.90	4.37	31.96	28.59	375.15
BK	The Bank of New York Mellon Corporation	53.32	863,174	46,024.4	55.02	32.65	53.32	-1.02	48.65	25.64	3.87	3.96	47.20	23.51	540.98
PNC	The PNC Financial Services Group, Inc.	185.82	424,993	78,972.2	203.88	101.58	185.82	-2.40	75.17	24.71	13.18	NA	120.25	93.16	1304.05

TFC	Truist Financial Corporation	55.58	1,334,831	74,189.9	62.69	34.86	55.58	-3.14	49.37	15.96	3.83	4.72	46.20	25.94	391.03
USB	U.S. Bancorp	55.68	1,482,623	82,552.4	62.47	34.17	55.68	-4.36	56.36	19.51	4.67	4.72	31.75	24.63	376.96
WBS	Webster Financial Corporation	48.70	90,592	4,411.8	63.81	23.67	48.70	-3.66	76.19	15.54	3.57	NA	35.15	28.99	372.59
WFC	Wells Fargo & Company	47.42	4,106,411	194,726.0	51.41	20.76	47.42	-5.86	99.66	57.12	3.76	2.75	41.49	34.94	473.89
WAL	Western Alliance Bancorporation	95.09	103,261	9,819.1	109.84	30.34	95.09	-4.80	168.92	58.62	7.36	7.24	38.70	32.84	475.19
BHB	Bar Harbor Bankshares	26.69	14,982	399.9	32.37	18.17	26.69	-6.05	29.50	18.15	2.37	2.58	27.76	19.30	242.93
BRBS	Blue Ridge Bankshares, Inc.	17.80	18,778	334.2	18.71	8.98	17.80	-0.34	88.03	49.92	3.06	NA	14.31	12.38	147.24
EVBN	Evans Bancorp, Inc.	38.59	5,413	208.9	40.45	21.79	38.59	-2.80	67.49	40.12	3.99	3.95	32.28	NA	399.06
PRK	Park National Corporation	119.72	16,337	1,955.8	141.96	79.96	119.72	-2.49	39.55	14.01	9.62	9.67	65.44	55.17	608.93
TMP	Tompkins Financial Corporation	80.01	14,737	1,179.1	92.80	54.32	80.01	-1.16	18.71	13.33	6.50	6.57	49.01	42.55	542.06
WFCL	1867 Western Financial Corporation	8000.00	NA	NA	8500.00	6250.00	8000.00	0.00	44.01	18.52	1337.90	502.10	7681.94	7275.04	NA
FCOB	1st Colonial Bancorp, Inc.	9.65	4,832	46.6	10.01	5.35	9.65	-3.02	74.19	24.36	1.38	NA	11.47	11.47	141.78
FSMK	1ST SUMMIT BANCORP of Johnstown, Inc.	132.50	1,095	145.5	132.50	82.00	132.50	0.00	6.85	61.59	NA	NA	NA	NA	1169.87
ABTO	AB&T Financial Corp.	0.89	31,433	28.0	0.95	0.30	0.89	27.14	140.54	36.92	0.03	0.03	NA	NA	6.47
ASCN	Absecon Bancorp	85.00	119	10.1	90.13	68.00	85.00	6.25	14.86	13.33	7.17	7.17	141.86	141.86	1440.18
AFBA	Allied First Bancorp, Inc.	7.50	1,772	13.3	9.75	2.85	7.50	-2.34	187.36	105.48	NA	NA	NA	NA	82.60
AMFC	AMB Financial Corp.	21.15	923	19.5	21.15	10.51	21.15	0.95	69.20	32.19	4.18	4.17	25.60	25.60	294.46
AMBK	American Bank Incorporated	15.50	5,685	88.1	16.88	11.30	15.50	0.85	31.91	29.17	1.57	NA	NA	NA	140.24
ANDC	Andover Bancorp, Inc.	18.00	2,285	41.1	20.24	17.75	18.00	-2.81	-0.28	-2.70	NA	NA	NA	NA	248.12
APLO	Apollo Bancorp, Inc.	42.00	520	21.8	43.00	37.00	42.00	1.82	2.16	-2.33	3.74	3.74	43.39	43.39	344.36
AVBH	Avidbank Holdings, Inc.	23.10	6,236	144.1	24.00	13.20	23.10	-3.75	67.15	32.00	1.87	1.77	21.26	21.26	257.24
BBBK	Baker Boyer Bancorp	68.50	1,297	87.8	74.50	62.00	68.50	-2.14	2.24	0.74	NA	NA	46.39	46.39	597.55
BSPA	Ballston Spa Bancorp, Inc.	53.10	743	39.4	60.00	41.50	53.10	-10.76	27.95	18.00	NA	NA	62.04	59.89	979.03
BAFI	Bancaffiliated Inc.	100.00	431	43.1	100.00	80.00	100.00	0.00	-5.66	25.00	NA	NA	NA	NA	3168.14
BCSO	Bancorp. of Southern Indiana	42.00	1,354	56.9	42.00	34.10	42.00	0.00	-6.67	0.00	6.30	NA	NA	NA	541.80
BORT	Bank of Botetourt	30.55	1,741	53.2	35.00	21.50	30.55	-1.45	35.78	24.95	3.46	3.42	32.67	32.67	370.76
BHDB	Bank of Labor Bancshares, Inc.	35.67	374	13.4	41.50	34.00	35.67	4.91	-12.47	-14.05	NA	NA	NA	NA	2143.02
BSSC	Bank of Southside Virginia Corporation, The	244.00	545	133.0	260.00	222.00	244.00	0.00	6.09	9.91	NA	NA	NA	NA	1190.39
BKUT	Bank of Utica	575.00	250	143.8	600.00	545.00	575.00	2.68	0.88	0.00	205.58	51.52	1111.41	1111.41	5765.94
BKGM	BankGuam Holding Company	12.50	9,723	121.5	12.99	8.00	12.50	0.00	53.37	31.58	1.56	1.36	16.32	16.24	301.32
CBOB.A	Bay Community Bancorp	8.00	8,714	69.3	8.00	4.90	8.00	0.00	60.00	36.75	NA	NA	7.44	7.42	91.33
BMBN	Benchmark Bankshares, Inc.	23.50	4,524	106.3	24.00	13.61	23.50	-1.84	59.32	42.42	2.45	2.45	17.77	17.77	216.29
BTOF	Benton Financial Corporation	30.00	661	19.8	NA	NA	30.00	0.00	0.00	0.00	NA	NA	NA	NA	315.52
BEOB	BEO Bancorp	36.25	1,199	43.5	44.00	29.00	36.25	0.00	9.85	-16.47	4.96	NA	36.27	35.18	602.53
BLHK	blueharbor bank	13.07	2,932	38.3	14.00	8.50	13.07	-0.61	50.75	27.51	1.33	1.33	12.80	12.80	132.96
BOLB	BOL Bancshares Inc.	12.00	179	2.1	20.00	11.25	12.00	0.00	-20.00	-40.00	5.53	-1.13	34.31	34.31	494.42
BYLB	Boyle Bancorp, Inc.	84.50	868	73.4	85.00	61.83	84.50	-0.29	37.82	20.73	NA	NA	81.04	77.36	937.00
BRBW	Brunswick Bancorp	12.23	2,818	34.5	12.49	7.46	12.23	1.07	55.80	35.14	1.22	0.60	15.11	15.11	128.97
BHRB	Burke & Herbert Bank & Trust Company	2132.00	186	395.6	3325.00	1545.00	2132.00	-3.09	36.67	24.90	NA	NA	2104.72	2104.72	19158.10
CABB	California Business Bank	0.07	132,441	9.3	0.25	0.06	0.07	0.00	32.26	-19.43	NA	NA	NA	NA	0.73
CAIB	California International Bank, N.A.	0.09	170,431	15.9	0.15	0.04	0.09	0.00	-5.10	158.33	NA	NA	NA	NA	0.47
CNND	Canandaigua National Corporation	271.00	1,871	509.2	310.00	151.00	271.00	3.83	37.56	44.15	24.76	NA	165.85	NA	2114.16
CSKL	Catskill Hudson Bancorp, Inc.	26.65	703	18.7	31.25	23.25	26.65	-6.85	15.87	14.62	1.61	1.13	NA	NA	813.19
CBHC	CBC Holding Company	23.50	608	14.3	26.50	21.00	23.50	0.00	-6.00	-6.00	NA	NA	37.34	34.60	366.94
CBOF	CBOA Financial, Inc.	3.00	8,892	26.7	3.50	1.65	3.00	-2.91	50.00	20.48	0.42	0.50	3.16	3.16	37.85
CCYY	CCCB Bancorp, Inc.	9.00	1,666	15.0	9.00	5.75	9.00	6.13	36.57	34.73	NA	NA	10.90	10.90	121.21
CCFN	CCFNB Bancorp, Inc.	51.00	2,077	105.9	59.00	38.25	51.00	-3.77	26.55	15.94	4.69	4.61	50.80	46.98	431.74
CCFC	CCSB Financial Corp.	17.01	746	12.7	19.50	16.13	17.01	0.00	5.46	0.35	NA	NA	NA	NA	202.08
CBCY.B	Central Bancompany, Inc.	591.50	4,425	2,617.4	595.00	530.00	591.50	0.25	0.25	2.87	56.79	57.26	537.04	453.72	4286.34
CBSU	Central Bank Corporation	27.50	993	27.3	30.00	20.50	27.50	-6.91	35.47	3.77	NA	NA	NA	NA	337.55
CFCX	Centric Financial Corporation	9.75	8,476	82.6	9.85	6.40	9.75	1.04	37.32	13.64	1.46	NA	10.85	10.79	131.06
CYFL	Century Financial Corporation	25.24	1,820	45.9	25.24	18.00	25.24	0.96	31.12	9.98	2.94	2.91	25.74	25.74	242.14
CNBA	Chester Bancorp, Inc.	54.00	655	35.4	54.00	14.10	54.00	0.00	231.29	282.98	NA	NA	10.76	NA	103.20
CCBC	Chino Commercial Bancorp	13.05	2,677	34.9	15.55	7.88	13.05	-1.88	63.30	36.77	1.15	1.15	10.61	10.61	131.99
CZBC	Citizens Bancorp	16.86	5,624	94.8	18.49	13.56	16.86	0.00	16.28	8.77	1.71	NA	NA	NA	187.31
CZBT	Citizens Bancorp of Virginia, Inc.	28.00	2,143	60.0	29.00	23.25	28.00	4.67	16.67	19.40	2.38	2.38	27.08	27.08	245.78
CZBS	Citizens Bancshares Corporation	10.68	1,981	20.2	15.95	8.55	10.68	0.00	6.64	6.27	NA	NA	NA	NA	303.45
CCVS	Citizens Commerce Bancshares, Inc.	8.00	3,988	31.9	8.24	6.12	8.00	0.00	29.87	18.69	NA	NA	NA	NA	77.87
CIWV	Citizens Financial Corp.	18.75	1,783	32.0	19.50	12.85	18.75	0.00	31.03	29.31	NA	NA	NA	NA	193.08
CZFS	Citizens Financial Services, Inc.	62.00	3,952	245.0	65.00	42.57	62.00	0.00	30.19	11.82	7.68	7.36	51.73	43.65	506.92
CNBL	Citizens National Bancshares of Bossier, Inc.	18.00	6,202	111.6	22.99	17.95	18.00	-2.70	-8.86	-10.00	NA	NA	NA	NA	208.65
CZNL	Citizens National Corporation	49.00	996	48.8	75.00	41.00	49.00	0.00	2.62	10.11	NA	NA	NA	NA	740.83
CNBW	CNB Corp.	85.00	1,599	135.9	85.00	68.01	85.00	0.00	21.43	14.86	NA	NA	NA	NA	1016.73
CNBZ	CNB Corporation	22.04	1,211	26.7	25.00	17.20	22.04	-11.84	11.59	15.51	2.40	NA	24.54	24.54	364.74
CBFC	CNB Financial Services, Inc.	59.00	406	23.3	62.31	45.00	59.00	0.00	40.48	31.11	8.61	7.91	NA	NA	1246.04
CABT	Coastal Bank & Trust	7.00	1,345	9.4	7.33	5.26	7.00	1.45	7.69	12.00	NA	NA	NA	NA	129.76
CDAB	Coeur d’Alene Bancorp, Inc.	11.30	1,888	21.3	12.00	8.78	11.30	0.00	25.56	18.95	0.93	NA	11.28	11.26	124.60
CEFC	Commercial National Financial Corporation	10.50	3,965	41.6	11.79	8.05	10.50	-3.23	11.70	13.51	1.40	NA	10.87	NA	148.19
CNUN	Community Bancshares, Inc. (McArthur, OH)	72.00	1,308	94.2	73.00	67.50	72.00	6.29	9.09	9.09	8.12	8.23	98.20	92.48	976.28
CTYP	Community Bankers’ Corporation	9.00	2,248	20.2	9.00	6.60	9.00	5.88	28.57	27.12	NA	NA	NA	NA	158.07
CFGW	Community Financial Group, Inc. (Spokane, WA)	38.00	1,859	70.6	38.00	28.30	38.00	0.00	34.27	29.89	3.21	3.21	27.74	27.74	331.10
CFOK	Community First Bancorporation	7.25	5,495	39.8	7.45	5.06	7.25	-0.68	23.93	21.44	0.39	NA	8.80	NA	116.22
CMHF	Community Heritage Financial, Inc.	22.65	2,251	51.0	28.00	16.00	22.65	0.00	35.47	20.80	2.34	2.02	24.23	23.49	324.88
CIBN	Community Investors Bancorp, Inc.	18.64	795	14.8	20.24	14.83	18.64	0.00	25.86	6.51	3.09	NA	21.62	21.62	288.89
CBCZ	Comunibanc Corp.	32.03	829	26.5	33.00	24.50	32.03	0.00	20.87	18.63	2.61	2.60	38.69	38.69	401.97
CNBP	Cornerstone Bancorp Inc.	63.00	994	62.6	63.00	60.00	63.00	0.00	14.55	5.00	9.13	NA	52.76	52.76	967.05
CRSB	Cornerstone Community Bancorp	28.20	1,458	41.1	31.65	13.75	28.20	0.71	93.15	44.99	4.75	4.73	23.22	23.22	360.69
CFIC	Cornerstone Financial Corporation	11.00	2,172	23.9	11.00	6.80	11.00	0.00	44.35	59.42	NA	NA	NA	NA	125.61
CRZY	Crazy Woman Creek Bancorp Incorporated	24.00	530	12.7	25.00	15.25	24.00	0.00	60.00	25.00	3.22	3.21	27.38	27.13	296.12
CYVF	Crystal Valley Financial Corporation	63.12	1,442	91.0	64.00	45.00	63.12	-0.60	34.30	20.73	8.06	7.78	60.09	NA	492.46
CSBB	CSB Bancorp, Inc.	39.25	2,734	107.3	39.25	28.55	39.25	1.82	18.94	12.14	4.04	4.05	35.11	33.38	412.88
CBMI	CSB Bancorp Inc.	195.00	118	23.1	195.00	195.00	195.00	0.00	-56.67	0.00	45.74	45.59	352.94	352.94	3627.83
DWNX	Delhi Bank Corp.	18.30	3,276	59.9	19.00	17.00	18.30	-3.68	7.65	5.02	0.68	0.68	10.41	10.41	112.70
DENI	Denali Bancorporation, Inc.	11.10	2,863	31.8	13.49	9.00	11.10	0.82	16.84	-14.62	1.09	1.09	11.43	11.43	132.91
DNVB	Denver Bankshares, Inc.	245.00	76	18.6	270.00	200.00	245.00	0.00	-9.26	22.50	NA	NA	NA	NA	3594.10
DMNB	Diamond Bancshares, Inc.	75.00	143	10.7	75.00	75.00	75.00	0.00	-2.15	0.00	NA	NA	95.86	NA	953.23
DIMC	Dimeco, Inc.	36.00	2,468	88.8	37.40	31.55	36.00	-1.37	2.86	12.50	3.83	NA	38.07	38.07	379.02
EFIN	Eastern Michigan Financial Corporation	31.65	1,238	39.2	31.65	25.46	31.65	1.93	19.89	15.09	3.73	NA	35.86	35.52	405.70

ELMA	Elmer Bancorp, Inc.	20.30	1,150	23.3	20.35	13.90	20.30	0.00	40.97	35.33	1.25	NA	25.13	NA	322.99
EBSH	Empire Bancshares, Inc.	21.50	662	14.2	22.00	18.40	21.50	0.00	7.50	13.16	NA	NA	NA	NA	225.60
EDVR	Endeavor Bank	9.28	3,372	31.3	10.25	7.20	9.28	0.00	11.81	16.15	1.05	1.05	8.86	8.86	137.54
EFSG	Enterprise Financial Services Group, Inc.	13.40	1,135	15.2	13.40	8.50	13.40	0.00	67.50	41.05	NA	NA	NA	NA	340.81
ERKH	Eureka Homestead Bancorp, Inc.	12.99	1,085	13.8	13.97	9.25	12.99	-0.08	41.97	1.48	NA	NA	18.41	18.41	98.55
EXSR	Exchange Bank (Santa Rosa, CA)	156.00	1,714	267.4	175.00	109.75	156.00	3.65	34.48	5.41	19.67	NA	180.24	180.24	2001.35
EXCH	Exchange Bankshares, Inc.	40.32	634	25.6	43.75	33.00	40.32	0.00	6.11	12.00	NA	NA	NA	NA	508.20
FMOO	F&M Bancorp	79.25	316	25.0	84.00	66.00	79.25	0.00	20.08	20.08	9.78	NA	76.54	76.54	814.84
FMBN	Farmers & Merchants Bancshares, Inc. (Burlington, IA)	35.00	268	9.3	35.00	19.75	35.00	0.00	66.67	25.00	4.44	NA	57.87	57.87	857.07
FMFG	Farmers and Merchants Bancshares, Inc.	22.50	3,023	68.0	29.99	12.75	22.50	0.00	68.54	69.17	1.61	2.37	18.00	15.66	234.00
FABP	Farmers Bancorp (Frankfort IN)	45.75	2,059	94.2	47.00	34.65	45.75	0.44	24.49	22.33	5.08	5.07	41.74	41.74	368.80
FBVA	Farmers Bankshares, Inc.	18.10	3,101	56.1	20.94	12.21	18.10	-4.38	43.08	35.78	2.80	2.60	21.51	18.29	190.55
FBVI	FCN Banc Corp.	46.55	1,749	81.4	49.00	43.66	46.55	0.98	17.37	17.37	5.35	NA	NA	NA	413.09
FFDF	FFD Financial Corporation	74.00	983	72.7	78.00	65.12	74.00	0.43	15.64	1.37	8.97	8.97	52.07	51.52	601.16
FFWC	FFW Corporation	46.00	1,141	52.5	48.00	37.00	46.00	-1.08	21.85	15.72	5.67	5.60	46.40	45.34	426.26
FDLB	Fidelity Federal Bancorp	90.00	1,938	174.4	90.00	90.00	90.00	0.00	-10.00	-10.00	NA	NA	10.20	NA	100.83
FNWD	Finward Bancorp	41.48	3,479	144.3	46.00	30.60	41.48	-1.36	33.94	14.90	4.80	4.60	44.71	40.48	460.89
FBLV	First Bancorp Inc., Lebanon	57.00	8,291	472.6	NA	NA	57.00	0.00	0.00	0.00	4.26	NA	29.18	29.04	303.42
FBPI	First Bancorp of Indiana, Inc.	21.00	1,738	36.5	22.50	15.10	21.00	-4.98	33.33	21.74	2.00	NA	23.49	19.91	277.23
FIBH	First Bancshares Inc. (Bellevue, OH)	41.00	538	22.0	44.00	32.50	41.00	0.74	21.05	9.33	5.79	NA	44.39	44.39	577.06
FBSI	First Bancshares, Inc.	15.00	2,591	38.9	15.90	11.25	15.00	0.00	15.38	15.30	1.69	1.67	NA	NA	163.37
FBOO	First Bank of Ohio	610.00	NA	NA	NA	NA	610.00	0.00	0.00	0.00	70.75	70.15	1342.56	1342.56	NA
FCPB	First Capital Bancshar es, Inc.	7.50	5,084	38.1	8.50	5.25	7.50	0.00	37.61	15.38	0.17	NA	6.65	6.65	65.47
FIZN	First Citizens Bancshares, Inc.	73.50	3,926	279.1	73.50	50.05	73.50	0.00	38.68	33.64	6.21	NA	NA	NA	540.62
FCIT	First Citrus Bancorporation, Inc.	28.20	2,061	58.1	35.00	17.81	28.20	-5.97	44.62	23.96	3.05	NA	21.74	21.74	304.71
CMRB	First Commerce Bank	5.45	22,745	124.0	5.80	3.36	5.45	-3.54	60.29	25.87	NA	NA	NA	NA	48.50
FCCT	First Community Corporation	8.10	1,651	13.4	8.10	4.52	8.10	0.00	55.77	44.64	0.60	0.60	9.88	9.88	111.10
FMFP	First Community Financial Corporation	18.60	2,824	52.5	23.70	16.13	18.60	-11.43	0.54	-14.48	1.57	NA	19.71	19.71	224.73
FFMH	First Farmers and Merchants Corporation	34.10	4,348	148.3	37.00	26.00	34.10	-3.94	23.91	6.56	3.55	3.14	37.15	35.08	432.15
FGFI	First Greenwich Financial, Inc.	12.70	2,531	32.1	13.00	10.39	12.70	0.00	14.21	20.38	NA	NA	NA	NA	180.56
FIEB	First IC Corporation	7.00	9,606	67.2	7.10	4.15	7.00	0.00	60.42	36.04	NA	NA	NA	NA	91.77
FKYS	First Keystone Corporation	24.36	5,915	144.1	32.50	18.01	24.36	-2.56	29.57	18.31	2.37	2.32	24.94	21.70	221.55
FMIA	First Miami Bancorp, Inc.	1169.95	87	102.1	1200.00	900.00	1169.95	0.00	26.89	19.38	NA	NA	1362.58	1362.58	10237.12
FINN	First National of Nebraska, Inc.	13500.00	268	3,623.5	13999.00	10000.00	13500.00	0.00	39.16	15.48	1951.49	NA	10925.91	NA	95187.12
FNFI	First Niles Financial, Inc.	11.00	1,333	14.7	12.75	9.50	11.00	0.00	0.46	6.90	NA	NA	NA	NA	82.27
FOTB	First Ottawa Bancshares, Inc.	85.00	853	72.5	85.00	50.10	85.00	6.25	46.55	39.34	7.68	NA	NA	NA	NA
FSRL	First Reliance Bancshares, Inc.	10.09	8,299	83.7	10.15	5.53	10.09	-0.10	82.46	30.19	1.11	1.15	8.39	NA	100.28
FRFC	First Robinson Financial Corporation	50.50	540	27.2	55.00	47.00	50.50	-3.81	-0.10	0.98	4.68	4.68	59.53	59.53	787.81
FSWA	First Sound Bank	5.65	3,155	17.8	5.95	4.00	5.65	9.50	33.57	17.71	0.10	0.10	4.35	4.31	52.38
FSBH	First Southern Bank	9.00	2,478	22.3	9.00	5.75	9.00	0.00	50.00	21.62	NA	NA	NA	NA	97.63
FLEW	Fleetwood Bank Corporation	69.26	307	21.3	85.00	63.75	69.26	-7.65	-3.81	-18.52	5.58	5.58	NA	NA	1063.52
FBIP	FNB Bancorp, Inc.	136.00	883	120.1	139.00	111.00	136.00	0.00	20.35	11.48	NA	NA	NA	NA	1401.70
FIDS	FNB, Inc.	30.00	673	20.2	33.00	23.50	30.00	0.00	11.11	0.03	3.48	3.48	36.62	36.62	424.36
FGFH	Foresight Financial Group, Inc.	31.77	3,665	116.4	32.90	21.65	31.77	-0.56	25.57	6.33	3.02	NA	NA	NA	387.98
FHLB	Friendly Hills Bancorp	10.05	2,006	20.2	11.20	7.30	10.05	-1.95	37.86	21.82	0.52	0.57	10.43	10.22	111.31
FXLG	FS Bancorp	55.85	2,164	120.9	57.00	49.00	55.85	-0.27	5.40	11.70	7.01	6.86	45.77	44.56	494.17
GLNV	Glenville Bank Holding Company, Inc.	90.00	200	18.0	NA	NA	90.00	0.00	0.00	0.00	NA	NA	NA	NA	3246.18
GSBX	Golden State Bancorp	18.00	1,845	33.2	19.20	13.50	18.00	12.50	33.33	31.15	-0.10	-0.10	17.14	17.14	264.45
GVYB	Golden Valley Bancshares, Inc.	19.00	2,241	42.6	19.50	9.80	19.00	0.26	77.57	58.33	NA	NA	16.46	16.46	197.64
GABK	Grand Bank Corp.	7900.00	11	89.7	7900.00	4975.10	7900.00	5.33	49.06	41.08	NA	NA	NA	NA	39511.67
GTPS	Great American Bancorp, Inc.	33.40	409	13.7	35.25	28.30	33.40	0.00	21.45	10.41	2.44	2.44	45.54	44.35	517.17
GUAA	Guaranty Bancorp, Inc.	40.01	NA	NA	40.01	40.01	40.01	45.17	45.17	45.17	NA	NA	50.05	50.05	NA
HMLN	Hamlin Bank and Trust Company	278.00	373	102.4	296.50	252.00	278.00	0.00	-0.71	-2.46	NA	NA	244.90	244.90	1227.52
HRBK	Harbor Bankshares Corporation	1.90	6,512	1.9	3.95	0.65	1.90	0.00	52.00	2.70	NA	NA	NA	NA	49.57
HFBK	Harford Bank	28.89	1,441	41.6	34.00	20.50	28.89	2.81	34.37	35.95	3.38	3.43	33.01	33.01	360.35
HCBN	HCB Financial Corp.	28.00	1,037	29.0	29.00	20.25	28.00	0.00	31.76	28.38	2.82	NA	34.09	34.09	416.65
HRGG	Heritage NOLA Bancorp, Inc.	13.95	1,242	17.1	14.50	10.40	13.95	0.00	34.13	15.77	0.77	0.77	16.73	16.73	122.74
HFBA	HFB Financial Corporation	30.50	1,181	36.0	34.00	25.50	30.50	0.00	19.61	8.93	NA	NA	NA	NA	378.11
HBSI	Highlands Bankshares, Inc.	37.50	1,337	50.1	38.00	33.45	37.50	0.00	4.17	9.11	2.50	2.48	42.15	40.98	355.67
HBIA	Hills Bancorporation	64.80	9,302	602.7	70.00	60.30	64.80	0.00	9.27	4.88	5.21	5.44	45.71	45.44	422.09
HCKG	Hocking Valley BancShares, Inc.	805.00	187	150.9	825.00	605.00	805.00	0.00	3.21	1.26	NA	NA	NA	NA	1692.06
HWIS	Home Bancorp Wisconsin, Inc.	15.75	1,245	19.6	16.25	8.92	15.75	0.00	76.17	10.53	1.84	1.84	14.13	14.13	146.85
HWEN	Home Financial Bancorp	10.80	1,156	12.5	11.00	9.51	10.80	-0.83	10.77	9.64	-0.56	0.35	7.07	7.07	64.17
HLFN	Home Loan Financial Corporation	35.00	1,400	49.0	37.46	29.05	35.00	0.00	26.13	16.63	2.74	2.74	22.94	22.94	180.49
HONT	Honat Bancorp, Inc.	124.00	1,449	179.7	150.00	112.00	124.00	0.00	7.83	3.51	8.03	7.87	80.58	80.58	605.74
HRRB	Horizon Bancorp, Inc. (Lake Havasu City, AZ)	8.50	4,132	35.1	9.49	4.63	8.50	2.29	47.83	30.97	1.20	NA	8.61	8.61	128.89
HVLM	Huron Valley Bancorp, Inc.	18.20	868	15.8	18.25	16.25	18.20	0.00	8.33	9.24	1.75	NA	17.94	17.94	221.46
IBWC	IBW Financial Corporation	33.00	597	19.7	36.00	28.00	33.00	0.00	5.60	-5.71	NA	NA	80.95	80.45	964.63
IFBH	IFB Holdings, Inc.	65.00	168	10.9	NA	NA	65.00	0.00	0.00	0.00	NA	NA	NA	NA	496.55
IOFB	Iowa First Bancshares Corp.	35.00	1,116	39.1	35.50	24.50	35.00	-1.41	34.62	29.34	1.96	NA	NA	NA	470.74
JBTC	JBT Bancorp Inc.	26.70	2,434	65.0	28.00	20.00	26.70	0.75	29.93	21.92	2.83	NA	26.46	26.46	328.72
JFWV	Jefferson Security Bank	109.00	276	30.1	109.00	75.00	109.00	0.00	36.25	28.24	12.03	11.97	112.61	112.61	1502.34
JTNB	JTNB Bancorp, Inc.	17.57	NA	NA	20.25	11.85	17.57	-0.45	52.78	34.64	NA	NA	NA	NA	NA
JUVF	Juniata Valley Financial Corp.	16.55	5,000	82.8	19.90	15.70	16.55	-1.93	-4.06	-6.50	1.27	1.19	14.75	12.90	167.16
KEFI	Keweenaw Financial Corporation	77.25	1,159	89.6	84.00	67.01	77.25	4.25	18.85	3.00	9.19	9.29	77.65	NA	843.84
KLIB	Killbuck Bancshares, Inc.	156.00	551	86.0	200.00	137.00	156.00	-0.01	-15.68	-13.33	NA	NA	NA	NA	1287.15
KSBI	KS Bancorp, Inc.	40.07	1,108	44.4	44.00	23.00	40.07	-2.91	74.22	51.21	4.92	NA	30.92	30.92	481.74
LKSB	Lakeside Bancshares, Inc.	11.00	2,096	23.1	12.50	10.55	11.00	-2.22	-15.38	-12.00	NA	NA	NA	NA	170.01
LWCL	Lewis & Clark Bancorp	34.01	1,096	37.3	34.36	19.85	34.01	0.03	70.14	29.56	2.28	NA	NA	NA	387.72
LIBC	Liberty Bancorp (South San Francisco, CA)	28.00	887	24.8	28.00	20.00	28.00	0.00	22.54	25.56	0.90	0.90	25.39	25.39	325.17
LBSI	Liberty Bancshares, Inc. (Ada, OH)	61.00	900	54.9	66.51	51.55	61.00	-7.58	16.97	18.33	5.81	5.81	NA	NA	490.36
LNKB	LINKBANCORP, Inc.	17.25	4,968	85.7	19.00	10.25	17.25	1.17	56.82	53.33	0.71	0.79	8.67	8.40	84.75
MFBP	M&F Bancorp, Inc.	7.60	2,031	15.4	8.05	3.01	7.60	1.33	123.53	94.87	1.06	NA	12.10	12.10	176.38
MCBK	Madison County Financial, Inc.	33.55	2,512	84.3	42.98	27.61	33.55	1.73	15.69	15.09	2.77	NA	31.34	NA	195.56
MSWV	Main Street Financial Services Corp.	15.50	3,413	52.9	18.50	14.75	15.50	-3.13	-6.06	-8.82	NA	NA	NA	NA	162.44
MLGF	Malaga Financial Corporation	24.99	7,718	192.9	26.00	19.52	24.99	3.01	19.16	6.34	2.49	2.49	NA	NA	180.49
MBOF	Marine Bancorp of Florida, Inc.	26.88	1,366	36.7	26.88	17.50	26.88	0.00	45.38	53.60	3.92	NA	NA	NA	357.36
MCHT	Mauch Chunk Trust Financial Corp.	12.40	3,347	41.5	13.75	11.10	12.40	0.00	-8.49	3.68	1.09	0.67	12.87	12.87	160.89

MBKL	MBT Bancshares, Inc.	24.30	2,044	49.7	26.00	20.85	24.30	0.00	15.99	14.89	1.99	1.98	21.41	21.41	258.58
MCHN	Mchenry Bancorp, Inc.	0.09	232,929	19.8	0.09	0.07	0.09	0.00	0.00	19.72	NA	NA	NA	NA	1.18
MKIN	MCNB Banks, Inc.	21.05	1,106	22.7	30.00	18.80	21.05	0.00	10.79	10.79	NA	NA	34.70	34.70	300.57
MCHB	Mechanics Bank	30000.00	64	1,926.5	31000.00	18325.00	30000.00	-3.23	51.90	41.18	1836.14	2144.94	38337.68	23507.24	295005.57
MFGI	Merchants Financial Group, Inc.	73.00	2,636	192.4	74.99	53.55	73.00	0.90	34.56	13.62	11.45	NA	82.94	69.16	1026.42
MDVT	Middlebury National Corporation	43.50	863	37.5	46.20	34.00	43.50	-1.14	15.23	11.25	5.49	NA	49.65	49.65	604.81
MCPH	Midland Capital Holdings Corp.	12.00	373	4.5	13.45	11.01	12.00	-4.38	-1.64	-0.08	-2.14	-2.14	27.28	27.28	341.72
MIFF	Mifflinburg Bancorp, Inc.	30.05	1,872	56.3	38.00	28.00	30.05	-6.82	3.62	-14.14	3.05	NA	29.00	29.00	289.09
MSBC	Mission Bancorp	82.65	2,156	178.2	89.25	53.10	82.65	1.59	27.15	29.91	NA	NA	51.39	51.33	667.05
MPCB	Mountain Pacific Bancorp, Inc.	7.25	6,580	47.7	13.00	6.25	7.25	-6.45	16.00	16.00	NA	NA	6.42	6.42	81.21
MPHX	MPB BHC, INC.	17.50	3,483	NA	19.00	9.75	17.50	0.00	70.73	52.31	1.64	1.64	11.33	NA	113.53
NACB	National Capital Bancorp Inc.	200.00	286	57.3	200.00	140.00	200.00	8.11	21.40	22.70	14.58	NA	189.40	189.40	2278.63
NCXS	NBC Bancorp, Inc.	51.00	473	24.1	51.00	36.51	51.00	0.00	52.24	21.43	NA	NA	NA	NA	806.11
NEFB	Neffs Bancorp, Inc.	586.00	160	93.6	715.00	415.00	586.00	0.00	41.89	31.69	NA	NA	NA	NA	2761.53
NWPP	New Peoples Bankshares, Inc.	2.15	23,922	51.4	2.33	1.55	2.15	-0.92	29.52	7.50	0.26	0.26	2.55	2.55	33.34
NTBP	New Tripoli Bancorp, Inc.	1535.00	63	97.2	1535.00	1417.00	1535.00	0.99	8.48	8.10	NA	NA	NA	NA	8634.41
NMBF	Nmb Financial Corp	6.00	NA	NA	8.00	4.45	6.00	-25.00	31.87	31.87	NA	NA	NA	NA	NA
NODB	North Dallas Bank & Trust Co.	77.50	2,569	199.1	83.50	57.51	77.50	-0.01	34.76	-0.64	3.12	NA	NA	NA	583.88
NRLB	Northern California Bancorp, Inc.	3.50	3,564	12.5	3.55	1.58	3.50	11.11	82.29	121.52	NA	NA	4.29	NA	57.79
NCNB	Northern California National Bank	32.10	NA	NA	33.98	17.30	32.10	0.00	83.43	60.50	NA	NA	NA	NA	NA
NUBC	Northumberland Bancorp	38.50	1,328	51.1	48.00	26.90	38.50	0.52	35.09	28.98	3.53	3.37	46.11	46.11	475.19
BKOR	Oak Ridge Financial Services, Inc.	17.67	2,673	47.2	17.75	11.05	17.67	0.00	55.68	32.86	2.13	2.15	17.93	17.93	213.03
OAKV	Oak View National Bank	8.55	2,956	25.3	9.45	5.50	8.55	0.00	48.95	16.33	0.73	0.87	9.29	9.29	106.13
OCNB	Oconomowoc Bancshares, Inc.	440.00	335	147.4	520.00	240.00	440.00	0.00	83.33	83.33	NA	NA	NA	NA	4321.01
ORBN	Oregon Bancorp, Inc.	42.00	2,414	98.3	57.00	30.06	42.00	-1.18	29.27	-13.85	NA	NA	28.22	28.22	156.00
ORPB	Oregon Pacific Bancorp	6.99	7,042	49.2	7.35	3.90	6.99	-0.14	76.96	34.42	0.96	0.96	6.57	6.57	94.24
OXBC	Oxford Bank Corporation	30.25	2,275	68.8	32.00	18.85	30.25	-0.33	59.21	17.48	4.46	NA	NA	NA	318.12
PFBN	Pacific Alliance Bank	9.00	3,138	28.2	9.00	6.10	9.00	0.00	25.87	40.19	0.97	0.78	13.53	13.53	111.02
PEBN	Pacific Enterprise Bancorp	22.49	2,996	67.4	22.50	10.50	22.49	1.31	87.42	45.10	1.74	1.74	20.37	NA	215.95
PVBK	Pacific Valley Bank	10.60	3,994	42.3	12.50	6.20	10.60	0.00	67.72	35.03	1.05	1.05	10.38	10.38	119.49
PWBO	Pacific West Bank	15.75	2,658	41.9	18.00	9.56	15.75	0.00	51.88	44.23	0.25	0.25	12.92	NA	106.84
PGNN	Paragon Financial Solutions, Inc.	10.25	4,347	44.6	11.00	7.87	10.25	-2.38	26.23	17.14	0.74	0.73	11.40	11.32	110.23
PBKX	Partners Bank of California	10.10	4,302	43.5	16.00	8.76	10.10	0.00	9.07	1.00	NA	NA	NA	NA	100.15
IDFB	Peak Bancorp Inc.	8.31	2,118	17.6	8.85	5.66	8.31	-1.07	43.28	31.90	NA	NA	7.48	7.48	322.83
PEBA	Penn Bancshares, Inc.	24.25	NA	NA	44.50	24.00	24.25	0.00	15.48	0.00	NA	NA	NA	NA	NA
PPBB	Peoples Bancorp	232.00	NA	NA	242.00	140.00	232.00	-4.13	28.90	46.10	NA	NA	NA	NA	NA
PEBC	Peoples Bancorp, Inc.	31.35	729	22.9	35.00	24.60	31.35	0.10	20.58	21.51	2.42	2.66	41.32	36.44	426.31
PBCO	People’s Bank of Commerce	16.50	4,803	77.5	17.00	10.25	16.50	-2.08	51.38	31.47	2.37	NA	15.63	NA	167.81
PPLL	Peoples Ltd.	71.00	701	49.7	73.75	57.62	71.00	0.35	11.27	14.52	9.07	NA	NA	NA	660.20
PPAL	Peoples Trust Company of St. Albans	69.00	573	39.5	104.95	57.50	69.00	2.40	20.00	-1.43	NA	NA	NA	NA	644.64
PPSF	Peoples-Sidney Financial Corporation	9.60	1,175	11.3	10.00	8.30	9.60	0.00	11.63	6.67	NA	NA	NA	NA	108.45
PCLB	Pinnacle Bancshares, Inc.	33.85	971	32.9	34.10	27.33	33.85	0.00	19.19	15.33	3.58	3.58	35.28	34.97	331.45
PBKC	Pioneer Bankcorp, Inc.	36.25	1,145	41.5	38.00	32.00	36.25	0.00	13.28	10.86	4.29	NA	38.08	38.08	500.58
PNBI	Pioneer Bankshares, Inc.	28.55	990	28.3	31.99	22.00	28.55	1.96	18.96	24.13	3.38	NA	31.93	31.57	288.39
PONT	Pontiac Bancorp, Inc.	467.50	NA	NA	467.50	450.00	467.50	0.00	8.72	3.89	NA	NA	NA	NA	NA
PTBS	Potomac Bancshares, Inc.	16.60	4,134	68.6	17.00	9.66	16.60	-2.35	68.02	34.85	1.40	NA	13.76	13.76	162.56
PRMY	Primary Bank	19.00	4,392	83.4	20.20	14.75	19.00	0.00	-2.81	15.15	NA	NA	NA	NA	144.63
QNBC	QNB Corp.	36.70	3,556	130.5	39.17	26.00	36.70	-0.14	28.77	14.51	4.75	3.71	38.58	38.58	443.07
QRRY	Quarry City Savings & Loan Association	15.03	408	6.1	15.50	11.58	15.03	-3.03	28.24	15.62	0.61	0.61	23.42	23.42	177.64
RBAZ	RBAZ Bancorp, Inc.	9.15	1,806	16.5	9.89	6.55	9.15	6.40	30.71	27.97	0.91	0.91	13.07	13.07	127.88
RWCB	Redwood Capital Bancorp	20.06	1,958	39.3	23.67	11.81	20.06	-0.74	69.71	33.73	2.73	2.73	18.82	18.82	279.08
REDW	Redwood Financial, Inc.	120.50	403	48.6	143.00	115.30	120.50	0.00	-19.67	0.00	NA	NA	NA	NA	1166.34
RCBC	River City Bank	260.01	1,475	383.5	275.00	150.00	260.01	0.00	72.18	59.52	28.01	26.19	NA	NA	2277.46
RVRF	River Financial Corporation	29.00	6,543	189.7	44.99	17.55	29.00	0.00	64.77	38.10	3.43	3.52	26.32	21.53	340.25
RVCB	River Valley Community Bancorp	24.25	2,423	58.8	27.00	17.50	24.25	0.00	35.55	13.05	2.15	NA	20.03	20.03	207.71
SBBI	S.B.C.P. Bancorp, Inc.	95.00	1,082	102.8	105.00	64.25	95.00	0.00	50.79	47.86	13.14	NA	113.31	95.97	1490.49
SVVB	Savi Financial Corporation, Inc.	10.62	3,439	36.5	13.00	7.11	10.62	0.00	41.60	32.75	0.67	NA	10.63	NA	136.40
SCYT	Security Bancorp, Inc.	66.25	371	24.6	105.00	51.50	66.25	0.38	27.40	27.40	6.65	NA	NA	NA	765.99
SFDL	Security Federal Corporation	31.69	3,253	103.1	37.00	21.62	31.69	-0.97	37.48	23.07	3.10	2.98	35.43	35.06	368.95
SNLC	Security National Corporation	125.36	NA	NA	175.00	105.05	125.36	-2.82	20.54	4.68	7.97	7.98	88.34	87.04	NA
SFSA	Sidney Federal Savings and Loan Association	6.01	132	0.8	10.00	6.01	6.01	0.00	-33.22	-33.22	NA	NA	8.90	8.90	148.48
SGBG	Signature Bank of Georgia	1.34	28,073	37.6	4.00	0.86	1.34	7.20	41.05	41.05	NA	NA	NA	NA	6.92
SLRK	Solera National Bancorp, Inc.	11.60	4,300	49.9	13.95	9.26	11.60	-2.77	22.75	5.45	NA	NA	12.60	12.60	123.72
SOBS	Solvay Bank Corp.	40.13	2,300	92.3	42.20	30.28	40.13	-4.45	9.95	14.66	NA	NA	NA	NA	480.67
SOME	Somerset Trust Holding Company	41.64	2,503	104.2	65.00	32.56	41.64	-0.86	15.70	3.45	5.37	5.27	NA	NA	710.22
SEBC	Southeastern Banking Corporation	21.80	3,151	68.7	22.00	16.56	21.80	0.00	28.61	21.11	2.28	2.27	21.47	21.47	187.95
SBNC	Southern BancShares (N.C.), Inc.	5100.00	80	408.4	5250.00	3349.75	5100.00	-0.97	59.42	30.78	1571.17	482.50	5340.24	5006.22	51187.45
BCAL	Southern California Bancorp	14.25	13,509	192.5	15.25	8.35	14.25	0.00	59.22	11.76	0.29	0.86	12.85	11.26	131.62
SCBS	Southern Community Bancshares, Inc.	13.51	485	6.6	20.00	9.08	13.51	0.00	50.11	32.45	NA	NA	NA	NA	258.14
SOMC	Southern Michigan Bancorp, Inc.	19.95	4,503	89.8	21.50	9.50	19.95	2.31	38.78	17.35	2.22	2.22	20.90	17.91	249.57
SOUB	SouthPoint Bancshares, Inc.	32.25	2,020	65.2	33.99	17.25	32.25	-5.12	86.96	51.05	NA	NA	NA	NA	325.10
SFIG.A	STAR Financial Group, Inc.	73.00	3,437	250.9	73.10	60.75	73.00	0.00	17.67	17.74	NA	NA	NA	NA	805.22
STBK	Studio Bank	10.85	46,000	499.1	11.58	9.60	10.85	-0.82	-1.36	8.50	NA	NA	NA	NA	9.12
SMAL	Summit Bancshares, Inc.	38.00	1,194	45.4	38.00	23.85	38.00	0.00	55.10	33.33	2.29	2.29	31.28	31.28	279.28
SBKO	Summit Bank Group, Inc.	15.25	7,604	116.0	15.68	8.05	15.25	-1.29	76.50	61.55	1.39	1.39	9.01	9.01	106.69
SRYB	Surrey Bancorp	15.00	4,171	61.3	15.50	11.00	15.00	0.00	36.12	29.09	1.35	1.19	12.20	NA	110.73
SQCF	Susquehanna Community Financial, Inc.	19.00	2,866	54.5	19.95	16.70	19.00	-3.31	11.44	8.57	1.91	1.91	NA	NA	180.19
TVLF	Tennessee Valley Financial Holdings, Inc.	7.25	1,842	13.4	7.95	4.36	7.25	-2.68	45.00	50.73	NA	NA	NA	NA	144.58
ADKT	The Adirondack Trust Company	1850.00	77	142.2	2000.25	1700.00	1850.00	-7.50	12.80	1.37	NA	NA	NA	NA	20080.13
BAOB	The Baraboo Bancorporation, Inc.	4.10	3,330	13.7	4.14	2.51	4.10	2.50	54.72	36.67	NA	NA	NA	NA	149.68
FAHE	The Fahey Banking Company	1815.00	NA	NA	NA	NA	1815.00	0.00	0.00	0.00	NA	NA	NA	NA	NA
FSDK	The First Citizens National Bank of Upper Sandusky	98.95	321	31.7	98.95	66.00	98.95	0.00	49.92	28.51	3.59	3.54	129.20	128.57	1079.16
FIGR	The First National Bank of Groton	499.99	60	30.0	500.00	375.00	499.99	0.00	0.00	11.11	35.40	35.40	487.57	487.57	3460.07
SRNN	The Southern Banc Company, Inc.	8.31	761	6.3	10.18	6.35	8.31	0.12	39.66	17.87	0.63	0.63	15.45	15.45	147.77
TDCB	Third Century Bancorp	16.27	1,184	19.3	16.27	10.11	16.27	1.75	51.35	8.47	1.49	NA	17.83	17.83	194.67
THVB	Thomasville Bancshares, Inc.	67.25	6,033	405.7	74.00	46.00	67.25	-1.10	44.62	31.86	NA	NA	NA	NA	208.01
TMAK	Touchmark Bancshares, Inc.	9.20	4,476	41.2	11.49	5.80	9.20	0.00	55.93	26.03	1.57	NA	13.52	NA	92.33
TSBA	Touchstone Bankshares Inc.	11.75	3,337	39.2	12.70	8.50	11.75	-2.00	34.13	25.00	1.03	1.08	15.37	15.08	168.99

TWCF	Town and Country Financial Corporation	26.00	2,844	74.0	26.99	18.00	26.00	0.00	31.65	26.83	3.74	NA	28.47	NA	308.20
TRBK	Traditions Bancorp, Inc.	21.33	3,137	66.9	24.74	13.20	21.33	-2.16	43.64	20.17	2.96	3.32	21.70	21.70	224.98
TRCY	Tri City Bankshares Corporation	22.40	8,905	199.5	24.75	14.80	22.40	0.67	45.17	28.00	1.63	NA	21.38	21.38	218.81
TBBC	Triad Business Bank	10.52	6,603	69.5	15.00	9.20	10.52	1.64	0.19	5.73	-0.52	-0.55	8.66	8.66	40.36
TYBT	Trinity Bank, N.A.	73.50	1,087	79.9	75.00	61.31	73.50	0.00	5.00	14.84	4.62	4.62	39.47	39.47	358.54
TRUX	Truxton Corporation	61.50	2,879	177.1	61.50	43.50	61.50	0.02	30.16	36.82	4.39	4.39	27.35	27.35	285.05
UNPA	UNB Corp.	132.50	57	7.6	175.00	112.05	132.50	0.00	12.18	6.00	8.61	6.15	252.30	252.30	2839.10
UFCP	Union Financial Corporation	5.05	2,719	13.7	5.10	3.25	5.05	0.00	-49.50	18.82	0.62	NA	6.62	6.32	113.23
UNBK	United National Bank	30.01	805	24.2	32.00	22.50	30.01	0.00	20.04	0.03	NA	NA	NA	NA	331.80
USMT	US Metro Bancorp, Inc.	4.20	16,230	68.2	4.20	2.00	4.20	2.44	108.96	45.33	NA	NA	4.26	NA	53.69
VERF	Versailles Financial Corporation	28.00	335	9.4	28.00	21.00	28.00	0.00	29.93	16.67	0.48	0.48	34.31	34.31	192.19
WTBF.B	W.T.B. Financial Corporation	390.00	2,556	996.8	410.00	273.60	390.00	-0.51	41.82	16.77	32.43	NA	315.29	315.29	4022.49
WBZB	Washington Business Bank	18.30	701	12.8	18.30	14.25	18.30	0.00	28.42	19.61	NA	NA	NA	NA	NA
WCFB	WCF Bancorp, Inc.	8.15	1,951	15.9	9.50	6.35	8.15	1.88	22.37	18.98	NA	NA	12.10	NA	72.11
WSSH	West Shore Bank Corp.	28.25	1,314	37.1	33.65	20.75	28.25	0.00	17.71	-5.68	NA	NA	NA	NA	450.43
WDFN	Woodlands Financial Services Company	30.40	1,391	42.3	34.90	24.50	30.40	0.93	21.65	10.95	3.47	3.45	33.72	33.72	387.75
WOBK	Woodsboro Bank	44.50	NA	NA	48.00	41.26	44.50	-1.11	-19.09	7.85	NA	NA	NA	NA	NA
BCTF	Bancorp 34, Inc.	12.41	2,797	32.5	12.75	9.45	12.41	0.00	21.11	7.08	1.15	NA	NA	NA	174.83
BERK	Berkshire Bancorp Inc.	11.00	14,416	158.6	11.72	8.13	11.00	1.48	28.35	10.00	0.08	0.08	11.51	11.51	49.65
CIBH	CIB Marine Bancshares, Inc.	29.25	1,345	39.4	29.90	14.65	29.25	-2.17	89.30	85.13	4.22	4.24	54.28	NA	560.20
CMUV	CMUV Bancorp	12.00	2,296	27.5	12.00	7.52	12.00	0.00	47.24	28.89	1.62	1.68	NA	NA	120.23
CHBH	Croghan Bancshares, Inc.	64.00	2,216	141.8	69.00	43.50	64.00	1.99	41.72	23.08	6.79	NA	62.27	NA	492.85
EFBI	Eagle Financial Bancorp, Inc.	18.55	1,416	26.3	18.60	16.01	18.55	-0.27	14.86	12.70	1.39	1.39	NA	NA	118.22
FMBL	Farmers & Merchants Bank of Long Beach	8249.99	126	1,038.7	8283.75	5995.00	8249.99	1.18	34.15	24.53	757.13	757.13	9448.57	9448.57	84859.47
FBTT	First Bankers Trustshares, Inc.	31.25	3,094	96.7	32.25	24.00	31.25	-0.32	20.89	12.61	2.35	2.34	34.53	33.53	382.23
FNRN	First Northern Community Bancorp	10.85	13,601	147.6	11.75	7.38	10.85	-1.90	44.39	12.80	0.98	0.97	11.21	11.21	134.89
INFT	Infinity Bank (Santa Ana, CA)	8.86	3,319	29.4	9.50	7.90	8.86	-0.45	-3.70	-3.70	0.19	0.19	7.98	7.98	61.55
JFBC	Jeffersonville Bancorp	20.50	4,235	86.8	22.00	14.15	20.50	1.99	36.76	20.24	1.30	NA	18.12	18.12	160.65
JMSB	John Marshall Bancorp, Inc.	18.40	12,629	232.4	18.80	10.55	18.40	2.22	68.04	28.67	1.50	1.49	14.32	14.32	163.59
LFGP	Ledyard Financial Group, Inc.	25.50	3,355	85.6	27.25	16.01	25.50	-4.67	49.56	34.28	2.26	2.01	21.09	21.09	212.93
LOGN	Logansport Financial Corp.	47.25	607	28.7	51.99	32.88	47.25	-5.50	33.10	0.53	6.57	5.58	45.82	45.82	400.67
MNBO	MNB Holdings Corporation	34.10	458	15.6	47.00	34.10	34.10	-1.45	-28.96	-20.70	NA	NA	NA	NA	485.95
MYBF	Muncy Bank Financial, Inc.	39.15	1,608	63.0	40.95	33.33	39.15	-0.13	8.89	11.10	4.73	4.33	35.71	35.71	349.86
NIDB	Northeast Indiana Bancorp, Inc.	43.25	1,203	52.0	48.00	31.25	43.25	-2.81	34.11	8.13	5.78	NA	39.78	39.67	340.77
NWYF	Northway Financial, Inc.	32.00	2,752	88.1	32.97	21.70	32.00	0.31	40.66	14.29	3.08	1.58	35.89	32.28	439.36
PBNK	Pinnacle Bank	13.40	5,349	71.7	13.94	6.95	13.40	0.00	82.31	55.45	1.17	NA	11.60	NA	130.10
QNTO	Quaint Oak Bancorp, Inc.	18.00	2,004	35.6	18.50	10.81	18.00	0.00	64.84	22.03	2.25	2.19	15.51	13.84	262.93
SUGR	Sugar Creek Financial Corp.	13.10	788	10.3	13.95	6.60	13.10	14.81	64.78	38.62	NA	NA	NA	NA	118.76
FBPA	The Farmers Bank of Appomattox	30.00	1,084	32.5	50.00	24.50	30.00	-24.72	11.32	20.00	2.50	2.45	32.43	32.43	263.14
UNTN	United Tennessee Bankshares, Inc.	24.25	747	18.1	25.00	17.65	24.25	0.00	38.57	24.17	1.66	NA	31.29	31.29	336.90
UNIB	University Bancorp, Inc.	15.40	4,770	73.5	16.45	8.45	15.40	-1.97	77.01	22.61	NA	NA	NA	NA	138.07
FISB	1st Capital Bancorp	13.74	5,582	76.7	14.35	8.56	13.74	1.78	51.82	16.44	1.06	1.06	13.85	13.85	170.32
ALPI.B	Alpine Banks of Colorado	38.05	15,437	286.5	44.00	23.67	38.05	-7.76	50.79	37.12	7.56	7.54	52.57	50.25	375.21
AMBZ	American Business Bank	36.85	8,800	324.3	42.50	20.55	36.85	-1.52	72.49	27.35	3.91	4.09	29.84	29.83	424.13
ARBV	American Riviera Bank	19.25	5,134	96.1	20.00	11.20	19.25	-3.75	55.24	16.67	2.12	2.13	17.69	16.69	224.04
BOID	Bank of Idaho Holding Company	26.75	2,577	68.9	28.75	17.82	26.75	-4.46	50.28	37.82	2.29	2.33	23.30	23.30	256.50
BSFO	Bank of San Francisco	26.40	2,056	54.3	27.00	19.35	26.40	0.19	34.35	20.05	3.62	3.62	24.58	NA	319.23
BFCC	BankFirst Capital Corporation	29.50	5,279	155.7	29.50	17.82	29.50	0.00	43.90	49.37	3.02	NA	28.96	21.62	340.67
FHBI	BayFirst Financial Corp.	26.00	3,920	101.9	41.00	9.33	26.00	-3.53	217.07	87.95	7.40	7.40	21.25	NA	305.67
BHWB	Blackhawk Bancorp, Inc.	35.99	2,843	102.3	35.99	19.30	35.99	0.00	79.95	28.54	4.18	4.18	34.97	30.81	470.22
BNCC	BNCCORP, Inc.	40.50	3,572	144.7	49.80	27.10	40.50	1.25	44.64	-10.50	11.23	NA	37.00	37.00	288.02
TYCB	Calvin B. Taylor Bankshares, Inc.	35.99	2,765	99.5	42.00	31.50	35.99	0.95	9.23	2.10	2.89	2.69	35.12	35.12	303.39
CSHX	Cashmere Valley Bank	71.31	3,877	276.5	74.82	41.71	71.31	-3.43	69.79	35.54	6.99	7.03	60.53	58.01	553.92
CBBI	CBB Bancorp, Inc.	12.60	10,280	129.5	12.60	6.03	12.60	2.86	93.85	57.50	1.77	1.88	16.66	NA	156.90
CTUY	Century Next Financial Corporation	32.00	1,745	55.8	32.00	24.05	32.00	0.00	22.18	29.23	2.36	2.36	30.32	NA	309.99
CPKF	Chesapeake Financial Shares, Inc.	29.20	4,838	140.4	30.00	19.35	29.20	-2.67	43.84	35.81	3.21	3.08	NA	NA	267.23
CBAF	CITBA Financial Corporation	28.10	1,826	51.3	30.50	22.45	28.10	-1.16	23.52	0.18	3.02	3.02	33.36	33.36	343.67
CBTN	Citizens Bancorp Investment, Inc.	48.00	5,872	281.9	48.00	48.00	48.00	0.00	0.00	0.00	2.17	2.19	21.90	18.55	237.90
CNBN	CNB Bank Shares, Inc.	23.00	5,380	123.7	23.00	16.15	23.00	0.00	42.86	27.78	NA	NA	NA	NA	294.58
CNBB	CNB Community Bancorp, Inc.	43.30	2,180	94.4	45.20	30.00	43.30	-1.59	37.46	23.71	NA	NA	36.08	34.86	480.15
CCNB	Coastal Carolina Bancshares, Inc.	9.45	6,112	57.8	9.50	5.25	9.45	-0.53	62.37	26.00	0.86	NA	9.19	8.66	115.90
COSO	CoastalSouth Bancshares, Inc.	16.70	7,994	100.3	18.50	9.72	16.70	-0.95	71.99	38.02	1.25	NA	13.74	13.07	157.87
CBWA	Commencement Bancorp Inc.	13.56	4,191	56.8	13.90	9.66	13.56	-1.02	34.26	19.37	NA	NA	12.71	12.41	134.04
CNAF	Commercial National Financial Corporation	19.96	2,861	57.1	21.50	15.60	19.96	-2.66	12.74	20.94	1.58	1.55	22.81	22.81	157.11
CFST	Communities First Financial Corporation	45.00	3,073	138.3	45.50	23.05	45.00	0.00	78.22	45.11	5.26	NA	25.63	25.63	321.68
CMTV	Community Bancorp	19.78	5,349	105.8	22.90	12.60	19.78	0.10	54.53	33.20	2.28	2.14	14.81	12.65	173.02
CYSM	Community Bancorp of Santa Maria	11.20	2,162	24.2	13.24	8.30	11.20	-2.01	31.30	10.24	NA	NA	NA	NA	171.74
ALBY	Community Capital Bancshares, Inc.	13.35	1,261	16.8	15.14	10.88	13.35	-1.11	24.19	18.67	1.49	NA	15.12	15.12	NA
CBKM	Consumers Bancorp, Inc.	19.21	3,028	58.2	20.05	14.76	19.21	-1.49	28.93	-0.83	2.98	NA	23.08	22.73	275.36
CWBK	CW Bancorp	30.00	3,518	105.5	31.24	16.50	30.00	-3.97	66.67	49.25	3.71	NA	20.86	19.99	330.36
DBIN	Dacotah Banks, Inc.	33.00	11,241	370.9	34.00	25.00	33.00	1.38	21.10	24.53	2.61	2.61	32.63	31.62	293.34
DMKB.A	Denmark Bancshares, Inc.	25.00	3,149	76.4	26.90	23.10	25.00	0.81	7.30	1.01	NA	NA	21.32	21.32	207.83
DSBX	Dogwood State Bank	15.50	12,371	107.4	15.50	14.00	15.50	0.00	3.33	10.71	NA	NA	NA	NA	60.29
EFSI	Eagle Financial Services, Inc.	34.50	3,447	118.9	34.95	24.99	34.50	1.47	31.43	16.95	3.44	3.35	31.25	31.25	353.63
EMYB	Embassy Bancorp, Inc.	19.27	7,508	144.7	21.20	11.83	19.27	-1.43	60.72	31.99	2.01	2.01	15.43	15.43	201.84
ENBP	ENB Financial Corp	22.02	5,570	122.7	23.75	17.55	22.02	-1.03	19.87	18.39	2.63	2.50	24.41	24.41	283.45
EQFN	Equitable Financial Corp.	12.81	2,726	34.9	12.99	10.00	12.81	-0.31	19.16	7.20	1.29	1.34	13.77	13.19	156.97
ESBS	ES Bancshares, Inc.	5.01	6,648	33.3	5.13	3.92	5.01	-0.40	26.20	15.17	0.43	0.43	5.52	5.44	77.72
FMBM	F & M Bank Corp.	28.50	3,210	91.5	29.70	18.65	28.50	-0.87	49.45	23.86	3.49	3.24	29.80	28.81	344.26
FMCB	Farmers & Merchants Bancorp	898.50	790	709.5	925.00	700.00	898.50	0.96	25.66	18.22	79.82	77.86	555.13	536.28	6236.42
FETM	Fentura Financial, Inc.	25.95	4,641	120.4	27.40	16.80	25.95	-0.57	50.43	17.95	3.74	4.12	26.51	25.73	282.20
FNBT	FineMark Holdings, Inc.	34.93	11,575	404.3	34.93	19.55	34.93	5.85	71.23	49.21	2.51	2.29	25.20	25.20	257.72
FFMR	First Farmers Financial Corporation	44.00	7,050	310.2	48.00	40.00	44.00	0.00	0.00	0.66	4.29	4.26	31.30	29.97	314.01
FBAK	First National Bank Alaska	233.96	3,167	740.9	244.46	182.04	233.96	-0.02	15.83	25.85	17.84	NA	182.28	182.28	1685.58
FRSB	First Resource Bank	10.90	2,925	31.9	11.25	5.97	10.90	0.37	72.11	38.73	1.29	1.29	11.42	11.42	156.44
GBFH	GBank Financial Holdings Inc.	10.05	12,181	122.4	11.30	7.80	10.05	-4.29	11.67	11.67	NA	NA	5.67	5.67	44.55
GNRV	Grand River Commerce, Inc.	7.31	6,751	49.3	7.75	4.65	7.31	-2.53	48.58	44.75	NA	NA	NA	NA	68.07
GRRB	GrandSouth Bancorporation	24.35	5,141	125.2	33.99	13.05	24.35	0.21	70.40	60.09	2.27	2.26	17.20	17.05	226.33

HARL	Harleysville Financial Corporation	25.15	3,727	93.7	27.00	20.50	25.15	1.00	14.32	16.98	2.00	2.00	21.61	21.61	242.73
HLAN	Heartland BancCorp	90.50	1,996	180.6	96.52	64.00	90.50	-1.30	34.07	9.05	8.74	8.78	73.42	66.65	756.14
HCBC	High Country Bancorp, Inc.	44.15	1,034	45.6	47.00	32.00	44.15	-2.41	24.75	17.64	4.81	NA	35.06	35.06	366.25
INBC	InBankshares, Corp	10.25	7,947	81.5	12.00	7.00	10.25	0.00	28.13	28.13	NA	NA	NA	NA	89.14
IBTN	InsCorp, Inc.	17.20	2,932	50.4	17.80	12.16	17.20	-2.82	32.31	16.22	NA	NA	NA	NA	225.19
IFHI	Integrated Financial Holdings, Inc.	28.49	2,204	62.2	28.49	17.00	28.49	0.00	65.16	28.04	5.39	5.15	38.32	29.29	199.74
ISBA	Isabella Bank Corporation	23.05	7,948	183.2	23.90	15.73	23.05	-1.07	41.76	17.78	1.68	1.67	28.10	21.96	255.57
JDVB	JD Bancshares, Inc.	26.00	1,715	89.2	26.00	21.01	26.00	0.00	7.92	5.07	NA	NA	58.20	55.76	795.10
KTHN	Katahdin Bankshares Corp.	23.25	3,288	76.4	24.73	16.83	23.25	-0.21	31.36	25.74	3.24	NA	24.01	22.30	288.36
KISB	Kish Bancorp, Inc.	38.50	2,630	101.3	40.00	25.00	38.50	-3.10	54.00	35.09	NA	NA	28.23	26.87	440.77
LYBC	Lyons Bancorp Inc.	40.95	3,430	140.4	54.00	33.51	40.95	2.38	17.00	2.38	3.37	3.38	28.57	28.57	460.71
MNAT	Marquette National Corporation	35.55	4,403	156.5	38.50	21.07	35.55	-3.40	62.70	31.67	6.14	1.50	42.84	34.81	459.62
MNBP	Mars Bancorp, Inc.	20.10	1,600	1.6	30.00	15.00	20.10	-12.53	21.20	3.08	1.39	NA	24.69	24.69	295.38
MNMB	Merchants & Marine Bancorp, Inc.	44.00	1,330	58.5	46.00	33.80	44.00	9.32	34.15	25.32	1.52	1.48	61.66	NA	552.20
MVLY	Mission Valley Bancorp	15.20	3,270	49.7	15.69	7.66	15.20	2.70	75.32	44.08	1.06	NA	NA	NA	130.10
MBLU	Morris State Bancshares, Inc.	73.50	2,100	154.4	80.00	56.50	73.50	0.00	28.38	21.49	9.68	NA	65.53	59.86	634.94
MCBI	Mountain Commerce Bancorp, Inc.	27.00	6,324	170.7	28.00	14.85	27.00	-3.57	79.40	31.71	3.07	3.11	18.23	18.23	195.79
NASB	NASB Financial, Inc.	64.40	7,402	476.7	74.75	52.75	64.40	0.23	23.25	-2.42	13.93	NA	53.81	52.40	312.07
OSBK	Oconee Financial Corporation	41.29	896	37.0	47.00	33.00	41.29	0.00	26.08	13.90	2.78	2.82	43.43	NA	590.92
OTTW	Ottawa Bancorp, Inc.	14.85	2,811	41.7	15.28	9.79	14.85	0.00	50.46	1.92	1.03	1.04	16.68	16.42	117.56
PFLC	Pacific Financial Corporation	12.30	10,429	128.3	13.35	6.90	12.30	-0.89	75.71	30.99	1.50	1.50	11.32	NA	123.77
PKKW	Parkway Acquisition Corp.	12.25	6,006	73.6	12.75	8.40	12.25	2.08	32.43	25.00	1.20	1.25	14.47	13.59	157.66
PBNC	PB Financial Corporation	35.36	2,203	77.9	36.50	27.60	35.36	-1.78	27.19	10.50	3.67	NA	27.74	NA	284.25
PFBX	Peoples Financial Corporation	16.00	4,879	78.1	17.87	10.05	16.00	0.95	56.10	18.52	0.32	0.51	19.72	19.72	157.37
PPBN	Pinnacle Bankshares Corporation	23.15	2,170	50.2	27.00	19.00	23.15	0.13	20.26	0.65	2.11	NA	27.38	NA	429.94
PMHG	Prime Meridian Holding Company	23.00	3,128	71.9	24.00	13.87	23.00	-3.16	61.40	27.78	2.40	2.37	20.40	20.40	241.91
PBAM	Private Bancorp of America, Inc.	24.99	5,617	140.4	25.25	12.20	24.99	0.00	106.53	35.08	2.79	2.79	20.71	NA	246.18
PSBP	PSB Holding Corp.	27.30	1,532	41.8	27.87	20.62	27.30	-2.05	21.33	21.23	3.55	3.54	33.01	33.01	372.40
PSBQ	PSB Holdings, Inc.	24.75	4,471	110.7	26.50	17.20	24.75	-2.60	32.00	20.32	2.67	3.12	24.24	23.53	280.62
SCZC	Santa Cruz County Bank	49.00	3,872	189.7	53.50	36.00	49.00	0.41	36.11	20.96	5.28	5.44	46.15	38.79	421.27
SABK	South Atlantic Bancshares, Inc.	14.65	7,495	109.8	15.50	8.25	14.65	-0.34	71.35	19.59	1.28	1.19	13.63	12.83	152.87
STBI	Sturgis Bancorp, Inc.	18.65	2,128	39.7	20.00	16.01	18.65	-2.36	0.54	1.08	2.78	2.64	23.40	20.63	332.14
SVBT	SVB & T Corporation	95.00	550	52.3	95.00	63.00	95.00	1.06	48.44	31.94	12.43	NA	98.57	98.57	905.54
FDVA	The Freedom Bank of Virginia	12.66	7,306	84.0	13.25	7.16	12.66	0.00	74.62	39.12	1.38	1.36	10.81	10.81	114.58
VTYB	The Victory Bancorp, Inc.	12.66	1,950	24.7	13.25	6.76	12.66	-1.86	63.35	29.85	1.63	NA	12.03	12.03	232.12
TCNB	Town Center Bank	3.80	2,334	8.9	4.00	2.56	3.80	1.06	22.98	25.91	0.43	0.42	6.63	6.63	67.46
TYFG	Tri-County Financial Group, Inc.	46.50	2,483	115.5	46.75	30.00	46.50	0.19	58.97	31.91	NA	NA	53.52	50.14	552.76
TRVR	Two Rivers Financial Group, Inc.	39.50	2,165	85.5	40.00	24.15	39.50	0.46	49.06	43.38	9.38	NA	48.73	44.67	465.27
UNIF	U & I Financial Corp.	9.60	5,579	53.6	12.00	6.70	9.60	2.13	28.00	7.87	1.31	1.31	11.25	NA	74.76
UBNC	UB Bancorp	17.50	5,952	104.2	18.00	9.30	17.50	-2.78	80.41	49.06	NA	NA	16.05	13.80	181.41
UBAB	United Bancorporation of Alabama, Inc.	29.75	3,755	111.7	30.20	18.82	29.75	0.34	45.83	33.71	4.22	2.03	28.51	28.51	271.11
UWHR	Uwharrie Capital Corp	8.60	6,964	59.9	9.50	4.56	8.60	-3.70	86.64	63.81	1.67	1.47	7.31	7.31	121.37
WAYN	Wayne Savings Bancshares, Inc.	26.05	2,381	62.0	27.00	16.60	26.05	0.00	44.88	20.88	2.93	NA	21.66	20.95	264.00
WBBW	Westbury Bancorp, Inc.	28.55	2,753	78.6	29.50	19.25	28.55	-0.10	47.55	18.91	3.46	NA	31.20	31.20	328.75
WRIV	White River Bancshares Co	77.65	924	71.7	80.26	47.55	77.65	0.00	61.74	25.95	6.23	NA	79.91	NA	877.49
MTFC	Minster Financial Corp.	66.45	1,046	69.5	66.45	62.50	66.45	0.00	16.07	6.32	NA	NA	NA	NA	609.65

Partial Stock Mutual Holding Companies(8)
BSBK	Bogota Financial Corp.	10.35	13,949	144.4	11.10	7.01	10.35	-0.96	42.76	16.16	0.49	0.41	10.03	10.00	58.70
CULL	Cullman Bancorp, Inc.	11.49	7,406	85.1	15.49	7.74	11.49	0.26	16.58	48.37	NA	NA	8.30	8.30	50.80
FSEA	First Seacoast Bancorp	9.80	5,805	56.9	10.00	6.21	9.80	0.31	55.19	10.37	0.35	0.26	9.97	9.97	82.39
GCBC	Greene County Bancorp, Inc.	30.00	8,513	255.4	32.40	21.50	30.00	-2.57	33.93	17.69	2.81	2.81	17.57	17.57	258.46
OFED	Oconee Federal Financial Corp.	23.50	5,574	131.0	27.00	20.70	23.50	0.00	-12.25	-7.11	0.72	NA	NA	NA	97.54
PBFS	Pioneer Bancorp, Inc.	12.00	25,074	300.9	13.34	8.02	12.00	0.00	37.30	13.53	0.25	0.18	8.80	8.45	71.33
RBKB	Rhinebeck Bancorp, Inc.	10.65	10,751	114.5	13.10	6.26	10.65	-2.09	66.79	24.56	0.86	0.85	10.95	10.70	112.56
KFFB	Kentucky First Federal Bancorp	7.07	8,212	58.1	8.16	5.65	7.07	-0.14	9.61	11.87	-1.47	-0.17	6.31	6.19	40.51
LSBK	Lake Shore Bancorp, Inc.	14.90	5,644	84.1	16.00	10.85	14.90	-0.53	26.81	14.62	0.88	0.91	15.00	15.00	125.94
PDLB	PDL Community Bancorp	13.58	17,331	235.4	14.88	8.01	13.58	-1.95	54.85	29.21	0.84	NA	9.92	9.92	89.30
CLBK	Columbia Financial, Inc.	18.44	108,326	1,983.8	18.81	10.27	18.44	0.60	68.40	18.51	0.79	0.85	9.61	8.82	83.70
TFSL	TFS Financial Corporation	19.75	276,940	5,469.6	22.54	14.12	19.75	-1.45	32.37	12.02	0.28	NA	6.09	6.06	51.41
FSGB	1st Federal Savings Bank of SC, Inc.	14.00	1,013	14.2	17.00	11.85	14.00	0.00	0.07	3.24	0.99	0.99	10.17	10.17	122.31
ABBB	Auburn Bancorp, Inc.	12.30	500	6.1	16.25	9.00	12.30	2.50	34.13	23.00	0.80	0.80	15.90	15.90	198.87
BVFL	BV Financial, Inc.	18.75	7,118	133.5	20.00	13.25	18.75	-3.85	17.41	10.29	1.08	NA	NA	NA	113.46
GOVB	Gouverneur Bancorp, Inc.	10.00	2,031	20.3	12.00	8.60	10.00	0.00	13.64	-0.50	0.55	NA	13.51	13.51	65.38
GVFF	Greenville Federal Financial Corporation	8.06	2,162	17.4	9.49	5.80	8.06	-5.18	34.33	18.53	0.31	0.31	NA	NA	103.88
LSFG	Lifestore Financial Group, Inc.	42.90	1,031	44.2	42.90	27.50	42.90	1.66	57.37	12.89	6.01	NA	40.75	40.75	384.06
LPBC	Lincoln Park Bancorp.	7.80	1,860	14.5	8.99	5.70	7.80	-4.88	37.32	15.56	-0.44	NA	NA	NA	169.04
MBBC	Marathon Bancorp, Inc.	10.60	2,229	23.6	10.65	10.00	10.60	0.00	6.00	6.00	NA	NA	NA	NA	96.82
MFDB	Mutual Federal Bancorp, Inc.	3.90	3,292	12.8	6.50	2.00	3.90	0.00	58.53	19.27	NA	NA	NA	NA	26.88
SNNF	Seneca Financial Corp.	9.75	1,842	18.0	10.99	6.82	9.75	0.00	36.46	18.18	NA	NA	NA	NA	120.76
SSBP	SSB Bancorp, Inc.	9.70	2,279	22.1	10.85	6.75	9.70	1.04	33.79	21.25	NA	NA	NA	NA	102.65
TBBA	TEB Bancorp, Inc	9.37	2,624	24.6	9.99	5.20	9.37	-0.85	67.32	24.93	2.16	2.16	10.83	10.83	115.32
WAKE	Wake Forest Bancshares, Inc.	18.52	1,097	20.3	19.95	13.91	18.52	-2.53	36.18	3.35	1.07	NA	NA	NA	101.94

Merger Target
ALTA	Altabancorp	41.89	18,887	791.2	47.80	18.76	41.89	0.10	110.08	50.04	2.35	2.44	19.63	18.08	187.47
ESXB	Community Bankers Trust Corporation	11.10	22,451	249.2	12.25	4.91	11.10	0.63	116.80	64.44	0.98	1.00	8.01	8.01	78.13
CLDB	Cortland Bancorp	27.06	4,256	115.2	28.24	13.32	27.06	-0.88	97.45	44.71	2.32	2.34	19.55	19.55	186.32
FVCB	FVCBankcorp, Inc.	20.16	13,682	275.8	20.95	9.35	20.16	3.28	85.12	37.14	1.38	1.40	14.70	14.10	144.36
HBMD	Howard Bancorp, Inc.	19.35	18,811	364.0	20.50	8.70	19.35	-3.15	95.65	63.84	1.22	1.44	16.14	14.22	138.20
MFNC	Mackinac Financial Corporation	21.20	10,550	223.7	22.19	9.03	21.20	0.76	116.33	66.14	1.32	1.41	16.30	14.06	143.97
RBNC	Reliant Bancorp, Inc.	28.55	16,679	476.2	31.00	13.00	28.55	-4.55	86.11	53.33	2.95	2.84	20.77	16.88	185.77
SVBI	Severn Bancorp, Inc.	12.23	12,864	157.3	12.80	5.89	12.23	-2.00	101.48	71.29	0.78	0.80	8.76	8.70	88.90
FCCY	1st Constitution Bancorp	21.65	10,285	222.7	22.47	11.06	21.65	-0.37	65.52	36.42	2.05	2.10	19.02	15.46	173.97
BOCH	Bank of Commerce Holdings	14.37	16,748	240.7	15.38	6.52	14.37	-0.42	90.84	45.15	1.10	1.17	10.78	9.87	114.47
ICBK	County Bancorp, Inc.	35.27	6,027	212.6	36.01	17.04	35.27	-1.56	79.40	59.74	2.91	3.01	27.68	27.68	251.72
PFBI	Premier Financial Bancorp, Inc.	18.12	14,805	268.3	19.30	10.10	18.12	0.83	55.54	36.34	1.57	1.58	16.84	13.35	140.49
RIVE	Riverview Financial Corporation	12.50	9,362	117.0	13.50	6.50	12.50	-0.34	73.61	36.61	1.09	NA	11.15	10.97	129.75

SLCT	Select Bancorp, Inc.	16.68	17,230	287.4	17.44	6.93	16.68	-1.48	116.06	76.14	1.04	1.14	12.85	10.29	108.81
ACBI	Atlantic Capital Bancshares, Inc.	24.27	20,303	492.8	28.93	10.48	24.27	-3.73	120.44	52.45	2.11	2.11	17.38	16.27	186.20
BMTC	Bryn Mawr Bank Corporation	40.28	19,878	800.7	49.83	23.96	40.28	-1.37	50.47	31.66	3.35	3.56	32.44	22.48	249.45
CNBK.A	Century Bancorp, Inc.	114.42	5,568	419.0	121.32	63.28	114.42	-0.12	58.48	47.91	7.91	7.91	70.50	70.02	1304.62
FMBI	First Midwest Bancorp, Inc.	18.35	114,299	2,097.4	24.28	10.38	18.35	-0.97	46.04	15.26	1.31	1.74	21.67	13.55	189.20
ISBC	Investors Bancorp, Inc.	13.74	236,958	3,255.8	15.71	6.74	13.74	-4.72	79.84	30.11	1.24	1.29	11.37	10.97	113.11
MRLN	Marlin Business Services Corp.	22.11	11,879	262.6	23.24	6.60	22.11	-0.45	217.67	80.64	2.92	3.37	17.55	17.11	82.96
EBSB	Meridian Bancorp, Inc.	20.91	50,421	1,053.7	22.97	9.75	20.91	1.70	82.14	40.24	1.49	1.49	15.23	14.81	124.69
PMBC	Pacific Mercantile Bancorp	8.79	23,891	197.1	9.45	3.31	8.79	-1.57	134.40	71.01	0.67	0.68	6.97	6.95	64.23
PBCT	People’s United Financial, Inc.	15.82	422,370	6,681.9	19.62	9.74	15.82	-3.30	50.52	22.35	0.71	1.37	17.55	10.94	149.96
CADE	Cadence Bancorporation	20.46	124,778	2,553.0	23.88	7.73	20.46	-0.05	122.39	24.60	3.60	2.71	17.66	16.72	149.81
CIT	CIT Group Inc.	52.43	99,144	5,198.1	55.89	15.65	52.43	-0.87	169.15	46.04	5.98	6.83	55.58	54.39	551.76
FBC	Flagstar Bancorp, Inc.	48.43	52,862	2,560.1	51.58	27.79	48.43	-2.08	61.38	18.82	12.25	13.08	NA	NA	511.99
STL	Sterling Bancorp	22.18	192,695	4,274.0	27.22	9.83	22.18	-3.48	91.70	23.36	1.81	1.94	23.80	14.62	151.24
AQFH	Aquesta Financial Holdings, Inc.	19.39	5,503	106.7	21.50	9.50	19.39	-1.07	98.87	76.27	1.20	NA	NA	NA	133.76
BSCA	Bank of Santa Clarita	14.10	3,775	53.2	14.25	7.70	14.10	-0.98	82.88	38.64	NA	NA	11.55	11.55	110.23
CCSB	Community Savings Bancorp, Inc.	21.22	379	8.0	21.35	10.15	21.22	-0.38	97.40	63.23	NA	NA	NA	NA	157.35
FNHM	FNBH Bancorp, Inc.	4.06	27,772	112.8	4.06	2.15	4.06	0.25	53.21	67.77	0.24	NA	2.39	2.39	23.29
GNBF	GNB Financial Services, Inc.	86.50	779	67.4	93.00	38.32	86.50	-1.14	93.95	8.14	5.32	5.39	65.15	61.59	569.64
GPBI	Golden Pacific Bancorp, Inc.	2.44	NA	NA	3.00	1.65	2.44	0.00	47.88	47.88	NA	NA	NA	NA	NA
PFOH	Perpetual Federal Savings Bank	40.30	2,470	99.5	40.50	23.66	40.30	-0.12	47.84	58.10	1.90	NA	32.04	32.04	159.85
PONB	Pioneer Bancshares, Inc.	29.50	6,237	184.0	39.00	16.30	29.50	-7.81	75.60	21.65	NA	NA	NA	NA	285.08
SVRH	Sevier County Bancshares, Inc.	15.36	3,966	60.9	NA	NA	15.36	0.00	0.00	0.00	NA	NA	7.52	7.52	114.06
SDGB	SSNB Inc	59.50	255	15.2	60.00	20.56	59.50	0.00	174.83	186.75	NA	NA	33.30	NA	419.30
SNNY	Sunnyside Bancorp, Inc.	18.26	756	13.8	19.00	9.25	18.26	0.22	101.77	47.02	-1.15	-0.51	13.09	13.09	126.11
WNRP	West Suburban Bancorp, Inc.	744.00	387	288.1	825.00	323.01	744.00	-0.80	103.84	67.19	NA	NA	NA	NA	7601.64
HSBI	Heritage Southeast Bancorporation Inc.	25.40	7,017	178.2	25.99	10.66	25.40	0.79	82.73	88.85	1.27	1.79	20.65	15.66	235.47
PLBN	Pilot Bancshares, Inc.	6.02	15,380	92.6	6.05	2.68	6.02	0.00	131.54	86.96	NA	NA	NA	NA	42.65
RYFL	Royal Financial, Inc.	18.70	2,568	46.0	19.75	11.20	18.70	-1.06	58.47	32.16	1.98	2.08	18.74	17.85	207.87
SBKK	Suncrest Bank	16.24	12,251	199.0	16.24	8.06	16.24	2.14	98.53	58.28	1.29	1.33	14.08	10.72	111.99

(1)	Average of High/Low or Bid/Ask price per share.
(2)	Or since offering price if converted of first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized.
(3)	EPS (earnings per share) is based on actual trailing 12 month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.
(6)	Annualized based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing 12 month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

Source: S&P Market Intelligence, LC. and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2021 by RP® Financial, LC.

RP® Financial, LC.

Exhibit IV-1B

Weekly Bank and Thrift Market Line - Part Two

Prices As of August 20, 2021

		Key Financial Ratios						Asset Quality Ratios		Pricing Ratios					Dividend Data (6)
		Equity/	Tg. Equity/	Reported Earnings		Core Earnings		NPAs/	Rsvs/	Price/	Price/	Price/	Price/	Price/Core	Div/	Dividend	Payout
		Assets	Assets	ROA(5)	ROE(5)	ROA(5)	ROE(5)	Assets	NPLs	Earnings	Book	Assets	Tang Book	Earnings	Share	Yield	Ratio (7)
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)
Financial Institutions, Fully Converted, Not Under Acquisition (734)
	Average	10.27	9.43	1.12	11.03	1.12	10.84	0.61	237.91	11.13	115.76	11.76	129.41	11.66	2.25	2.33	29.91
	Median	9.70	8.89	1.10	10.82	1.11	10.69	0.45	172.09	10.48	107.39	10.74	118.43	10.72	0.73	2.41	26.48

Financial Institutions, Fully Converted, Not Under Acquisition (734)
BCOW	1895 Bancorp of Wisconsin, Inc.	9.96	9.96	0.25	2.26	NA	NA	NA	NA	NM	88.02	NA	88.02	NA	NA	NA	NM
ACNB	ACNB Corporation	9.83	8.18	1.16	11.55	1.18	11.75	0.40	188.02	8.21	92.43	9.09	113.15	8.07	1.00	3.54	29.65
AFBI	Affinity Bancshares, Inc.	14.95	12.86	0.95	8.10	0.99	8.42	NA	NA	12.38	78.81	11.78	93.85	11.92	NA	NA	NM
ALRS	Alerus Financial Corporation	10.91	9.36	1.81	16.62	1.83	16.78	0.27	437.87	8.61	134.98	14.72	160.01	8.51	0.64	2.37	19.75
ATLO	Ames National Corporation	10.08	9.41	1.15	11.03	1.14	10.93	0.65	133.02	9.45	102.16	10.29	110.15	9.53	1.04	4.42	51.41
BFC	Bank First Corporation	11.05	9.11	1.67	15.44	1.62	14.93	0.48	147.55	11.69	170.33	18.82	211.05	12.09	0.84	1.22	19.15
BMRC	Bank of Marin Bancorp	11.34	10.36	1.12	9.54	1.14	9.73	0.41	152.69	14.46	136.45	15.48	150.98	14.18	0.96	2.63	36.90
BKSC	Bank of South Carolina Corporation	9.36	9.36	1.27	12.77	1.27	12.75	0.79	93.43	16.10	199.56	18.68	199.56	16.12	0.68	3.46	63.93
BOTJ	Bank of the James Financial Group, Inc.	7.50	7.50	0.80	10.93	0.80	10.93	0.34	304.95	9.82	110.22	8.26	110.22	9.82	0.28	1.95	17.80
BWB	Bridgewater Bancshares, Inc.	9.20	9.10	1.17	12.43	1.31	13.87	0.03	NM	13.36	151.35	13.92	153.04	11.99	NA	NA	NM
BYFC	Broadway Financial Corporation	13.78	11.30	-0.64	-5.92	0.10	0.96	NA	NA	NM	156.76	21.21	197.90	NM	0.00	0.00	NM
CATC	Cambridge Bancorp	9.75	8.59	1.33	13.46	1.39	14.12	0.13	641.20	10.95	139.81	13.63	160.78	10.43	2.44	2.90	29.91
CARV	Carver Bancorp, Inc.	7.57	7.57	-0.86	-11.89	-0.90	-12.42	1.84	41.72	NM	216.04	8.87	216.04	NM	0.00	0.00	NM
CBMB	CBM Bancorp, Inc.	20.08	20.08	0.36	1.65	0.36	1.65	0.15	432.71	NM	103.62	20.80	103.62	NM	NA	NA	200.00
CVCY	Central Valley Community Bancorp	11.01	8.82	1.28	11.01	1.28	11.00	0.37	122.25	10.62	110.55	12.17	141.28	10.63	0.48	2.13	21.70
CFBK	CF Bankshares Inc.	7.95	7.95	1.93	25.46	1.91	25.18	0.21	485.43	4.52	103.30	8.21	103.30	4.57	0.12	0.64	2.91
COFS	ChoiceOne Financial Services, Inc.	10.77	7.97	0.99	8.57	1.13	9.84	0.34	114.64	9.85	81.56	8.79	113.68	8.58	0.88	3.63	34.96
CNNB	Cincinnati Bancorp, Inc.	17.13	17.08	1.72	11.34	1.73	11.40	0.51	132.57	9.72	97.57	16.72	97.94	9.68	NA	NA	NM
CZNC	Citizens & Northern Corporation	13.00	10.86	1.10	8.51	1.40	10.83	1.05	53.41	15.60	130.96	17.03	160.58	12.24	1.12	4.49	68.75
CIVB	Civista Bancshares, Inc.	12.05	9.51	1.28	10.94	1.35	11.56	0.19	460.57	9.63	100.82	12.15	131.51	9.11	0.56	2.43	20.50
EGBN	Eagle Bancorp, Inc.	11.92	NA	1.54	13.76	1.58	14.12	NA	154.98	10.60	138.80	16.54	156.78	10.33	1.40	2.47	19.44
ESBK	Elmira Savings Bank	9.62	7.87	0.73	7.91	0.73	7.97	NA	93.84	10.04	78.89	7.58	98.33	10.05	0.60	4.33	43.48
EMCF	Emclaire Financial Corp	8.42	6.70	0.80	9.22	0.81	9.29	0.26	345.30	9.26	84.67	6.83	109.94	9.19	1.20	4.33	40.13
ESQ	Esquire Financial Holdings, Inc.	12.73	12.73	1.74	12.90	1.70	12.58	NA	617.22	12.44	151.18	19.24	151.18	12.75	NA	NA	NM
FMAO	Farmers & Merchants Bancorp, Inc.	11.56	9.05	1.07	8.55	1.12	8.95	NA	NA	12.07	101.36	11.72	133.23	11.53	0.68	3.00	36.17
FMNB	Farmers National Banc Corp.	11.25	9.90	1.69	15.00	1.75	15.57	0.53	143.28	8.49	120.65	13.58	139.24	8.19	0.44	2.82	23.91
FFBW	FFBW, Inc.	27.44	NA	0.66	2.21	NA	NA	0.24	280.88	NM	82.50	22.64	NA	NA	NA	NA	NM
FCAP	First Capital, Inc.	10.43	9.84	1.12	10.30	1.08	9.96	0.30	213.13	12.55	126.95	13.23	135.47	13.00	1.04	2.46	30.27
FCCO	First Community Corporation	9.10	8.16	0.91	9.62	0.90	9.54	0.44	193.56	11.82	110.48	10.06	124.61	11.92	0.48	2.38	28.07
FXNC	First National Corporation	8.66	8.66	1.09	12.63	1.14	13.22	0.21	259.99	9.66	116.66	10.10	116.66	9.23	0.48	2.26	26.36
FSFG	First Savings Financial Group, Inc.	10.11	NA	2.35	25.15	2.26	24.19	0.91	102.77	4.90	109.50	11.07	NA	5.10	1.44	1.76	5.26
FUSB	First US Bancshares, Inc.	9.38	8.58	0.38	3.86	0.41	4.18	0.31	396.82	23.29	79.87	7.49	88.03	21.49	0.12	1.05	24.49
FNCB	FNCB Bancorp, Inc.	10.53	10.53	1.39	13.29	1.24	11.93	0.88	107.97	7.87	99.50	10.48	99.50	8.76	0.30	3.77	24.75
FRAF	Franklin Financial Services Corporation	9.01	8.51	1.16	12.80	1.15	12.63	1.09	82.67	7.71	92.74	8.35	98.63	7.81	1.28	4.04	29.93
FSBW	FS Bancorp, Inc.	10.88	10.61	2.12	19.81	2.14	20.02	0.28	432.01	6.62	116.23	12.64	119.55	6.56	0.56	1.66	10.02
GBNY	Generations Bancorp NY, Inc.	11.19	10.82	0.48	5.39	0.24	2.73	NA	NA	14.08	59.37	6.65	61.71	26.99	NA	NA	NM
GLBZ	Glen Burnie Bancorp	8.18	8.18	0.62	7.06	0.62	7.05	0.95	70.26	13.79	99.86	8.17	99.86	13.82	0.40	3.22	33.33
HFBL	Home Federal Bancorp, Inc. of Louisiana	9.32	9.32	0.99	10.46	0.99	10.46	NA	NA	11.78	117.58	10.96	117.58	11.78	0.40	2.16	22.13
HVBC	HV Bancorp, Inc.	7.55	7.55	1.13	18.27	1.13	18.27	0.55	74.69	6.58	114.63	8.66	114.63	6.58	NA	NA	NM
IROQ	IF Bancorp, Inc.	11.20	11.20	0.79	6.87	0.74	6.45	0.20	499.29	11.59	84.11	9.42	84.11	12.35	0.35	1.62	17.38
LCNB	LCNB Corp.	12.92	9.96	1.15	8.53	1.19	8.77	0.34	89.69	11.00	92.09	11.90	123.61	10.70	0.76	4.35	47.80
LMST	Limestone Bancorp, Inc.	9.26	8.69	0.93	10.61	0.95	10.79	0.14	658.18	10.52	105.80	9.80	113.46	10.34	0.00	0.00	NM
MNSB	MainStreet Bancshares, Inc.	10.52	10.52	1.55	15.43	1.55	15.43	0.07	NM	7.94	120.85	10.96	120.85	7.95	NA	NA	NM
MBIN	Merchants Bancorp	10.72	10.56	2.38	26.84	2.39	26.90	NA	NA	4.81	145.88	10.68	149.71	4.80	0.36	1.02	4.77
MBCN	Middlefield Banc Corp.	10.74	9.63	0.94	8.88	0.95	8.98	1.27	139.76	11.65	100.65	10.81	113.59	11.53	0.64	2.71	31.03
MSVB	Mid-Southern Bancorp, Inc.	19.71	19.71	0.53	2.53	0.53	2.53	0.74	92.80	NM	99.27	19.57	99.27	NM	0.12	0.78	26.19
MVBF	MVB Financial Corp.	9.12	8.89	1.50	15.09	-0.03	-0.31	0.78	146.36	13.75	188.21	17.12	193.51	NM	0.56	1.41	18.69
NKSH	National Bankshares, Inc.	11.51	NA	1.22	9.42	1.22	9.41	0.47	118.21	12.89	120.18	13.83	NA	12.91	1.40	3.76	49.13
NCBS	Nicolet Bankshares, Inc.	12.19	8.74	1.60	13.41	1.70	14.21	0.30	301.18	10.82	133.16	16.24	193.13	10.20	NA	NA	NM
NECB	Northeast Community Bancorp, Inc.	14.94	14.89	1.40	8.79	NA	NA	0.77	80.72	12.04	102.30	15.29	102.72	NA	0.24	2.38	15.21
OVLY	Oak Valley Bancorp	7.74	7.55	1.08	12.98	1.09	13.07	0.02	NM	9.05	111.23	8.61	114.32	8.98	0.29	1.57	14.22
OPOF	Old Point Financial Corporation	9.41	9.27	0.52	5.49	0.55	5.80	0.17	433.75	17.82	96.63	9.09	98.23	16.92	0.52	2.35	39.52
OPHC	OptimumBank Holdings, Inc.	9.92	9.92	0.29	4.02	0.29	4.02	NA	NA	24.25	90.39	6.39	90.39	24.25	NA	NA	NM
OBT	Orange County Bancorp, Inc.	6.87	6.54	NA	NA	NA	NA	NA	NA	NA	108.36	7.44	114.18	NA	0.80	2.35	NA
ORRF	Orrstown Financial Services, Inc.	9.13	8.39	1.21	13.95	1.27	14.67	0.37	179.57	7.64	99.40	9.08	109.04	7.27	0.76	3.24	23.45
PKBK	Parke Bancorp, Inc.	10.33	10.33	1.70	17.31	1.68	17.34	0.61	268.97	6.88	110.22	11.30	110.22	6.95	0.64	3.21	22.07
PTRS	Partners Bancorp	8.54	7.85	0.41	4.67	0.39	4.43	0.82	140.23	28.68	115.24	9.77	126.29	30.49	0.10	1.13	40.58
PBHC	Pathfinder Bancorp, Inc.	8.22	7.88	0.70	8.82	0.66	8.30	1.69	68.53	11.28	93.54	7.67	97.96	12.41	0.28	1.72	18.06
PBBK	PB Bankshares, Inc.	6.32	6.32	NA	-0.69	NA	0.55	0.69	124.24	NA	NA	NA	NA	NA	NA	NA	NA
PCSB	PCSB Financial Corporation	14.64	14.36	0.68	4.55	0.68	4.54	NA	NA	22.14	106.84	15.65	109.33	22.19	0.24	1.29	23.81
PLBC	Plumas Bancorp	8.42	8.38	1.47	16.93	1.52	17.47	0.65	131.24	10.02	157.59	13.27	158.53	9.71	0.56	1.73	16.72
PVBC	Provident Bancorp, Inc.	14.61	14.61	1.00	6.26	1.10	6.83	NA	NA	19.61	129.75	18.96	129.75	17.99	0.16	0.97	16.67
RMBI	Richmond Mutual Bancorporation, Inc.	15.36	15.36	0.94	5.45	0.93	5.42	0.53	182.98	17.94	109.71	16.85	109.71	18.04	0.28	1.77	86.36
SAL	Salisbury Bancorp, Inc.	9.17	8.25	1.19	12.82	1.18	12.63	0.71	124.27	8.68	105.96	9.71	118.92	8.81	1.24	2.54	21.17
SBFG	SB Financial Group, Inc.	10.97	9.41	1.69	15.06	1.70	15.10	0.46	304.28	6.16	86.90	9.54	103.17	6.15	0.44	2.47	14.88
SMBK	SmartFinancial, Inc.	10.22	7.93	1.01	9.48	1.07	10.12	0.18	467.93	10.96	99.30	10.15	131.29	10.27	0.24	0.98	10.27
SFBC	Sound Financial Bancorp, Inc.	9.70	9.61	1.19	12.28	1.19	12.31	0.47	165.82	10.78	126.58	12.28	127.85	10.76	0.68	1.57	18.91
SBT	Sterling Bancorp, Inc. (Southfield, MI)	9.57	9.57	-0.16	-1.82	-0.16	-1.80	2.71	76.34	NM	79.79	7.64	79.79	NM	0.00	0.00	NM
TCBC	TC Bancshares, Inc.	10.12	10.12	NA	2.94	NA	5.05	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
TCBS	Texas Community Bancshares, Inc.	9.03	8.87	NA	1.91	NA	1.91	0.46	113.22	NA	NA	NA	NA	NA	NA	NA	NA
TCFC	The Community Financial Corporation	9.29	8.79	1.09	11.41	1.10	11.57	0.72	129.07	9.53	104.13	9.68	110.70	9.40	0.60	1.63	14.29
FLIC	The First of Long Island Corporation	10.14	10.13	1.06	10.82	1.06	10.84	0.02	NM	11.59	121.25	12.29	121.31	11.57	0.76	3.56	41.30

UBCP	United Bancorp, Inc.	9.50	9.34	1.25	13.09	1.12	11.69	NA	NA	9.58	126.00	11.97	128.44	10.79	0.59	4.03	44.28
VBFC	Village Bank and Trust Financial Corp.	8.22	8.22	1.76	23.73	1.83	24.77	1.12	42.54	5.51	116.88	9.60	116.88	5.28	NA	NA	NM
VABK	Virginia National Bankshares Corporation	8.59	7.71	0.55	6.09	NA	NA	0.09	513.67	17.12	127.75	10.97	143.57	NA	1.20	3.14	53.81
WMPN	William Penn Bancorporation	26.31	25.78	0.25	1.89	0.53	3.93	0.86	52.01	NM	86.42	22.73	88.84	NM	0.13	1.05	263.24
ABTX	Allegiance Bancshares, Inc.	12.12	8.76	1.19	9.61	1.25	10.11	0.78	100.74	10.50	96.05	11.65	138.01	9.98	0.48	1.28	12.89
AMAL	Amalgamated Financial Corp.	8.36	8.11	0.77	9.15	0.84	9.99	1.08	53.83	9.85	87.08	7.28	89.99	9.02	0.32	2.08	20.51
ASRV	AmeriServ Financial, Inc.	8.18	7.24	0.43	5.33	0.48	5.95	NA	315.32	11.75	57.70	4.72	65.86	10.50	0.10	2.66	31.25
AUBN	Auburn National Bancorporation, Inc.	10.23	10.23	0.86	7.74	0.88	7.95	0.06	813.22	14.76	115.03	11.77	115.03	14.37	1.04	3.02	44.42
BWFG	Bankwell Financial Group, Inc.	8.41	8.30	0.68	8.41	0.79	9.79	1.84	39.86	15.59	123.85	10.41	125.59	13.45	0.72	2.41	31.25
BCBP	BCB Bancorp, Inc.	8.93	8.76	1.08	12.47	0.86	9.90	1.21	107.90	8.76	111.13	9.02	113.80	11.16	0.64	4.22	33.53
CBFV	CB Financial Services, Inc.	9.07	8.07	-0.82	-8.39	0.64	6.63	1.07	74.92	NM	96.09	8.71	109.21	14.01	0.96	4.08	NM
CZWI	Citizens Community Bancorp, Inc.	9.57	7.62	1.04	10.85	1.10	11.50	1.16	85.03	8.86	90.71	8.68	116.40	8.36	0.23	1.65	14.65
CIZN	Citizens Holding Company	8.19	7.25	0.56	6.98	0.50	6.15	NA	NA	12.20	90.33	7.40	103.14	13.86	0.96	5.43	66.21
CVLY	Codorus Valley Bancorp, Inc.	8.91	8.81	0.72	7.91	0.76	8.39	1.84	53.62	14.11	109.07	9.72	110.47	13.30	0.44	1.97	31.01
CBAN	Colony Bankcorp, Inc.	8.37	7.42	0.95	11.84	0.99	12.33	1.25	59.57	10.04	116.20	9.72	132.35	9.64	0.41	2.28	22.77
CWBC	Community West Bancshares	8.98	8.85	1.19	13.46	1.19	13.46	NA	NA	9.82	123.72	11.11	125.73	9.82	0.28	2.04	17.86
EBMT	Eagle Bancorp Montana, Inc.	11.24	9.72	1.52	12.84	1.54	13.01	0.41	212.58	7.86	100.05	11.24	117.65	7.75	0.50	2.22	14.55
FDBC	Fidelity D & D Bancorp, Inc.	8.83	8.43	1.21	13.05	NA	NA	0.31	269.58	12.27	152.35	13.46	160.37	NA	1.20	2.29	28.04
FRBA	First Bank	10.42	9.76	1.31	12.80	1.27	12.43	0.43	225.44	8.63	103.43	10.78	111.28	8.89	0.12	0.90	7.74
FFWM	First Foundation Inc.	9.25	8.15	1.44	14.74	1.47	15.07	NA	114.62	10.67	147.89	13.67	169.73	10.44	0.36	1.49	14.98
FGBI	First Guaranty Bancshares, Inc.	7.81	7.19	0.90	12.07	0.49	6.55	0.51	211.45	8.25	102.90	6.88	114.46	15.33	0.64	3.34	20.69
FMBH	First Mid Bancshares, Inc.	10.64	8.43	0.83	7.15	1.04	9.05	0.65	179.54	16.83	119.52	12.72	154.52	13.36	0.88	2.16	42.98
FNWB	First Northwest Bancorp	10.55	10.55	0.84	7.33	0.70	6.12	0.20	401.32	12.76	101.37	10.70	101.37	15.25	0.24	1.28	16.33
GFED	Guaranty Federal Bancshares, Inc.	7.78	7.53	0.65	8.45	0.66	8.54	0.92	102.67	13.83	113.88	8.86	117.96	13.67	0.60	2.48	34.29
HIFS	Hingham Institution for Savings	11.02	11.02	2.47	23.38	1.88	17.73	0.04	NM	9.74	200.32	22.08	200.32	12.84	2.04	0.67	8.33
HMNF	HMN Financial, Inc.	11.00	10.93	1.53	13.83	1.53	13.84	0.19	536.82	7.46	98.91	10.88	99.67	7.46	0.00	0.00	NM
ISTR	Investar Holding Corporation	9.38	7.86	0.83	8.17	0.76	7.46	1.03	78.26	11.94	92.75	8.70	112.47	12.68	0.32	1.43	14.97
LARK	Landmark Bancorp, Inc.	10.58	9.30	1.79	17.10	1.68	16.07	1.29	61.97	6.15	99.28	10.51	114.57	6.54	0.80	2.90	17.59
MGYR	Magyar Bancorp, Inc.	7.27	7.27	0.70	8.52	0.62	7.54	NA	NA	14.03	122.42	8.90	122.42	15.85	NA	NA	NM
MLVF	Malvern Bancorp, Inc.	12.50	12.50	0.21	1.78	NA	NA	4.37	24.73	NM	95.73	11.96	95.73	NA	0.00	0.00	NM
MPB	Mid Penn Bancorp, Inc.	9.87	8.10	1.09	12.94	1.10	13.03	0.25	169.50	6.88	88.91	8.77	110.47	6.84	0.80	3.01	21.19
NBN	Northeast Bank	10.69	10.60	4.53	37.44	2.20	18.16	NA	NA	3.94	118.09	12.62	119.14	8.12	0.04	0.12	0.47
NWFL	Norwood Financial Corp.	9.90	8.56	1.16	11.27	1.18	11.49	0.24	389.34	9.52	103.81	10.28	121.88	9.33	1.04	4.11	38.72
OVBC	Ohio Valley Banc Corp.	11.27	10.74	1.13	9.87	1.13	9.86	0.90	60.99	9.59	92.16	10.39	97.33	9.59	0.84	3.13	30.00
OPBK	OP Bancorp	9.49	NA	1.36	13.07	1.34	12.96	0.05	NM	8.34	102.18	9.70	105.22	8.42	0.28	2.73	22.76
PNBK	Patriot National Bancorp, Inc.	6.84	6.66	0.04	0.63	0.29	4.13	3.17	35.33	NM	55.38	3.79	56.94	13.53	0.00	0.00	NM
PEBK	Peoples Bancorp of North Carolina, Inc.	9.09	9.09	1.02	10.84	0.97	10.23	0.21	274.93	10.76	112.26	10.20	112.26	11.41	0.68	2.41	24.43
FRST	Primis Financial Corp.	11.99	9.12	1.19	9.73	0.98	8.01	0.51	195.53	9.52	89.54	10.73	121.52	11.56	0.40	2.69	25.64
PBIP	Prudential Bancorp, Inc.	11.68	11.17	0.54	4.86	0.48	4.38	1.17	89.71	17.85	84.19	9.83	88.48	19.82	0.28	1.99	35.44
QCRH	QCR Holdings, Inc.	10.86	9.55	1.32	12.70	1.32	12.72	0.18	917.37	10.34	122.54	13.31	141.48	10.32	0.24	0.49	5.06
RNDB	Randolph Bancorp, Inc.	13.53	13.53	2.95	21.36	2.99	21.67	1.09	80.52	4.94	106.02	14.35	106.05	4.87	NA	NA	NM
FRBK	Republic First Bancorp, Inc.	5.96	5.88	0.36	5.35	0.44	6.59	0.24	133.68	17.00	73.58	3.76	74.85	12.26	NA	NA	NM
SFST	Southern First Bancshares, Inc.	9.50	9.50	1.26	13.79	1.26	13.79	0.44	368.07	12.43	155.26	14.74	155.26	12.43	NA	NA	NM
SMBC	Southern Missouri Bancorp, Inc.	10.50	9.85	1.79	17.69	1.81	17.86	0.42	364.68	8.52	139.70	14.66	149.89	8.44	0.80	1.80	12.84
SSBI	Summit State Bank	8.76	8.20	1.52	17.41	1.52	17.34	0.29	437.58	7.46	123.89	10.85	133.15	7.49	0.48	2.98	22.22
FBMS	The First Bancshares, Inc.	11.98	8.91	1.13	9.27	1.18	9.67	0.67	96.72	13.87	123.69	14.82	172.08	13.31	0.60	1.54	19.29
TSBK	Timberland Bancorp, Inc.	11.69	10.85	1.72	14.52	1.73	14.66	0.27	305.49	8.64	117.78	13.77	128.16	8.56	0.84	2.93	31.02
USCB	U.S. Century Bank	9.98	9.98	1.06	9.77	1.05	9.65	0.55	160.68	NA	87.54	7.55	87.54	NA	NA	NA	NA
UNB	Union Bankshares, Inc.	7.73	7.53	1.29	17.34	1.29	17.34	0.76	105.33	11.07	185.09	14.30	190.22	11.07	1.32	3.88	42.67
UBOH	United Bancshares, Inc.	11.03	8.48	1.37	12.42	1.38	12.53	NA	469.75	7.51	88.70	9.78	118.61	7.44	0.80	2.56	16.55
UNTY	Unity Bancorp, Inc.	9.57	9.46	1.63	17.18	1.60	16.95	0.54	214.82	8.27	129.13	12.35	130.75	8.38	0.36	1.54	11.66
VBTX	Veritex Holdings, Inc.	13.61	9.47	1.20	8.82	1.39	10.19	0.91	120.13	16.25	135.87	18.50	204.69	14.06	0.80	2.29	33.02
WVFC	WVS Financial Corp.	11.09	11.09	0.39	3.40	0.41	3.53	NA	NA	21.93	79.67	8.84	79.67	21.13	0.40	2.46	54.05
SRCE	1st Source Corporation	12.25	11.28	1.41	11.28	1.42	11.86	0.77	242.69	11.34	129.02	15.15	142.27	11.28	1.24	2.67	28.78
AMTB	Amerant Bancorp Inc.	10.61	10.35	0.51	4.92	0.51	4.93	1.61	86.25	23.34	113.97	12.10	117.19	23.33	NA	NA	NM
AMNB	American National Bankshares Inc.	10.86	8.27	1.27	11.25	1.32	11.71	0.09	729.74	9.46	102.96	11.18	139.14	9.08	1.08	3.28	31.03
ABCB	Ameris Bancorp	12.96	8.80	2.07	15.92	2.14	16.45	0.60	139.58	7.93	118.83	15.40	183.31	7.68	0.60	1.24	9.85
AROW	Arrow Financial Corporation	9.06	8.52	1.35	14.88	1.34	14.84	0.19	376.18	10.97	155.83	14.12	166.64	11.00	1.04	2.94	32.30
AUB	Atlantic Union Bankshares Corporation	13.75	9.27	1.32	9.71	NA	NA	0.26	239.14	11.79	113.18	14.74	183.08	NA	1.12	2.99	33.33
BANF	BancFirst Corporation	10.27	8.87	1.46	13.66	1.45	13.55	0.67	248.51	12.90	164.82	16.93	193.80	13.00	1.36	2.39	30.84
OZK	Bank OZK	16.93	14.78	1.97	12.36	1.97	12.35	0.24	449.57	10.32	121.00	20.48	142.23	10.33	1.14	2.71	27.46
BSVN	Bank7 Corp.	10.33	10.21	2.06	18.95	2.08	19.08	1.20	90.35	10.00	172.56	17.82	174.79	9.93	0.44	1.97	19.28
BFIN	BankFinancial Corporation	10.05	10.05	0.49	4.51	0.50	4.67	0.16	775.68	21.40	96.20	9.66	96.20	20.66	0.40	3.53	75.47
BANR	Banner Corporation	10.32	8.09	1.16	10.78	1.22	11.27	0.22	433.80	11.08	115.09	11.87	150.31	10.59	1.64	2.95	32.67
BCML	BayCom Corp	10.82	9.02	0.78	6.92	0.84	7.48	0.38	197.70	11.21	73.63	7.97	90.13	10.38	NA	NA	NM
BLFY	Blue Foundry Bancorp	7.95	7.95	NA	-2.52	NA	NA	NA	125.07	NA	0.66	0.05	0.66	NA	NA	NA	NA
BOKF	BOK Financial Corporation	11.36	9.13	1.24	11.82	1.26	12.06	0.48	183.00	9.77	112.64	12.74	143.74	9.60	2.08	2.39	23.37
BRKL	Brookline Bancorp, Inc.	11.49	9.75	1.18	10.95	1.19	11.04	0.58	219.07	11.12	118.74	13.64	142.68	11.03	0.48	3.27	35.61
BFST	Business First Bancshares, Inc.	9.97	8.41	1.28	13.09	1.20	12.25	0.41	237.10	9.14	112.60	11.22	135.69	9.77	0.48	2.05	17.19
CFFI	C&F Financial Corporation	9.31	8.15	1.46	16.23	1.53	16.47	0.31	689.15	6.56	95.51	8.86	110.52	6.24	1.60	2.99	19.12
CALB	California BanCorp	7.69	NA	0.48	6.74	0.48	6.77	0.07	NM	15.84	101.59	7.81	NA	15.79	NA	NA	NM
CAC	Camden National Corporation	10.59	8.87	1.45	13.85	1.49	14.20	0.17	381.62	9.63	128.01	13.56	155.77	9.39	1.44	3.08	28.45
CBNK	Capital Bancorp, Inc.	8.23	8.23	1.93	23.22	1.92	23.13	0.56	276.17	8.98	184.89	15.23	184.89	9.01	0.20	0.84	1.89
CCBG	Capital City Bank Group, Inc.	8.90	6.73	1.23	13.04	0.98	10.95	0.38	157.25	11.10	116.00	9.76	160.64	15.22	0.60	2.60	28.37
CFFN	Capitol Federal Financial, Inc.	12.83	12.70	0.79	5.88	0.78	5.83	NA	NA	20.93	129.12	16.56	130.55	21.13	0.34	2.95	158.18
CSTR	Capstar Financial Holdings, Inc.	11.20	9.83	1.32	11.74	1.49	13.25	0.19	386.97	11.31	126.86	14.21	146.72	10.02	0.24	1.17	12.09
CARE	Carter Bankshares, Inc.	9.69	9.69	-0.96	-9.49	0.14	1.43	3.33	94.42	NM	78.58	7.61	78.58	NM	0.00	0.00	NM
CATY	Cathay General Bancorp	12.67	10.94	1.46	11.49	1.48	11.66	0.52	138.10	11.23	124.92	15.83	147.59	11.06	1.24	3.16	35.53
CBTX	CBTX, Inc.	13.68	11.84	0.97	7.01	0.97	7.01	1.30	70.47	16.96	116.31	15.91	137.23	16.96	0.52	1.97	29.49
CHMG	Chemung Financial Corporation	8.57	7.72	1.06	12.21	1.06	12.23	0.63	139.28	9.01	105.84	9.07	118.57	9.00	1.24	2.68	22.18
CHCO	City Holding Company	11.78	9.98	1.48	12.01	1.46	11.84	0.58	61.11	14.83	175.77	20.71	211.63	15.03	2.32	2.95	43.50
CCNE	CNB Financial Corporation	8.35	7.56	0.91	10.73	1.11	13.09	0.81	89.12	10.42	113.92	8.33	129.30	8.40	0.68	2.71	28.22
CCB	Coastal Financial Corporation	7.68	7.68	1.17	15.31	1.11	14.61	0.03	NM	16.72	230.65	17.71	230.65	17.51	NA	NA	NM
COLB	Columbia Banking System, Inc.	12.95	8.97	1.25	9.06	1.29	9.34	0.18	453.92	12.38	112.29	14.54	169.64	12.01	1.12	3.07	37.97
CBSH	Commerce Bancshares, Inc.	10.32	9.95	1.75	16.75	1.58	15.17	0.36	142.16	15.01	234.45	24.14	244.27	16.72	1.05	1.50	22.17
CTBI	Community Trust Bancorp, Inc.	12.45	11.39	1.55	12.28	1.54	12.20	1.56	52.28	9.12	107.91	13.44	119.34	9.18	1.60	3.86	34.25
CNOB	ConnectOne Bancorp, Inc.	12.52	9.97	1.54	12.61	1.55	12.70	1.16	88.18	10.15	121.00	15.14	156.38	10.08	0.44	1.50	13.84
CFB	CrossFirst Bankshares, Inc.	12.00	11.99	0.78	7.01	0.74	6.66	NA	NA	15.87	105.33	12.64	105.35	16.70	NA	NA	NM

CVBF	CVB Financial Corp.	13.23	9.17	1.48	10.53	1.49	10.60	0.11	415.57	12.96	134.53	17.79	202.98	12.87	0.72	3.54	45.86
DCOM	Dime Community Bancshares, Inc.	9.48	8.29	0.56	5.67	1.08	10.96	0.23	322.48	24.83	125.71	10.86	148.21	10.85	0.96	2.89	69.95
EWBC	East West Bancorp, Inc.	9.27	8.55	1.39	14.29	1.39	14.26	0.62	172.00	13.53	182.71	16.93	199.64	13.56	1.32	1.85	23.96
EBC	Eastern Bankshares, Inc.	20.12	18.30	0.42	2.30	0.94	5.09	0.46	135.05	NA	106.37	21.41	119.64	NA	0.32	1.64	NA
EBTC	Enterprise Bancorp, Inc.	7.66	7.54	1.01	12.69	1.02	12.79	0.99	121.23	9.58	117.66	9.02	119.66	9.50	0.74	2.23	21.04
EFSC	Enterprise Financial Services Corp	10.81	8.32	1.22	11.27	1.37	12.62	0.42	324.97	11.79	127.24	13.75	169.93	10.51	0.76	1.67	18.86
EQBK	Equity Bancshares, Inc.	9.68	8.68	-1.17	-11.27	0.92	8.92	1.56	91.24	NM	110.36	10.68	124.43	12.39	NA	NA	NM
ESSA	ESSA Bancorp, Inc.	10.93	10.23	0.85	8.29	0.84	8.15	1.20	82.19	10.36	87.96	9.62	94.80	10.55	0.48	2.90	28.75
FITB	Fifth Third Bancorp	11.16	9.23	1.27	11.26	1.23	10.95	0.56	182.99	10.97	127.22	13.02	161.10	11.29	1.08	2.87	31.49
FISI	Financial Institutions, Inc.	9.20	7.91	1.33	14.38	1.34	14.52	NA	NA	7.60	105.00	9.35	124.71	7.52	1.08	3.47	25.85
FBNC	First Bancorp	11.03	8.38	1.41	11.78	1.44	11.99	0.51	158.52	11.44	131.92	14.55	178.73	11.24	0.80	1.91	20.77
BUSE	First Busey Corporation	10.84	8.00	1.18	9.89	1.32	11.10	0.27	315.48	10.25	98.71	10.70	138.03	9.13	0.92	3.90	39.57
FBIZ	First Business Financial Services, Inc.	7.73	7.35	1.10	13.61	1.10	13.61	0.41	223.69	8.69	110.95	8.57	117.05	8.69	0.72	2.53	21.49
FCNC.A	First Citizens BancShares, Inc.	8.11	7.48	1.14	13.82	1.05	12.66	NA	NA	14.80	201.10	15.17	221.19	16.21	1.88	0.22	3.28
FCBC	First Community Bankshares, Inc.	13.66	9.74	1.57	11.27	1.61	11.54	1.07	99.05	11.73	128.41	17.54	188.26	11.46	1.08	3.41	37.78
FFBC	First Financial Bancorp.	14.15	8.46	1.17	8.33	1.30	9.21	0.62	162.12	12.24	99.10	14.02	176.77	11.08	0.92	3.93	48.17
FFIN	First Financial Bankshares, Inc.	13.95	11.68	2.03	13.64	2.04	13.71	0.24	208.45	30.90	401.50	56.02	492.39	30.75	0.60	1.24	35.67
THFF	First Financial Corporation	12.37	10.75	1.30	9.81	1.31	9.89	0.42	237.73	9.30	89.98	11.13	105.54	9.23	1.06	2.61	24.31
FFNW	First Financial Northwest, Inc.	11.30	11.19	0.79	7.02	0.80	7.08	0.29	408.06	14.25	97.87	11.06	98.88	14.13	0.44	2.68	37.39
FHB	First Hawaiian, Inc.	11.26	7.47	1.18	10.00	1.20	10.13	0.19	371.16	13.12	128.86	14.52	202.76	12.94	1.04	3.81	50.00
INBK	First Internet Bancorp	8.53	8.39	1.01	12.99	0.96	12.36	0.27	274.70	6.97	83.09	7.09	84.64	7.32	0.24	0.79	5.53
FIBK	First Interstate BancSystem, Inc.	10.41	6.99	1.07	9.59	1.12	10.08	0.18	415.64	14.96	143.62	14.95	221.99	14.23	1.64	3.61	52.96
FRME	First Merchants Corporation	12.54	9.05	1.32	10.11	1.34	10.26	0.39	343.34	12.03	119.30	14.96	172.04	11.85	1.16	2.80	31.98
FUNC	First United Corporation	7.40	6.82	1.00	13.37	1.11	14.91	1.00	157.74	7.14	90.49	6.70	98.82	6.41	0.60	3.36	22.40
MYFW	First Western Financial, Inc.	8.36	7.24	1.35	17.11	1.37	17.38	0.16	402.31	8.13	128.50	10.74	150.18	8.01	NA	NA	NM
FSBC	Five Star Bancorp	9.38	9.38	NA	28.75	NA	29.19	0.02	NM	7.39	196.47	18.43	196.47	7.30	0.60	2.41	4.45
FFIC	Flushing Financial Corporation	8.03	NA	0.72	9.16	0.77	9.85	0.37	140.24	12.47	107.23	8.61	113.58	11.59	0.84	3.70	57.69
FULT	Fulton Financial Corporation	10.33	8.44	0.97	9.80	1.02	10.29	NA	NA	10.56	102.61	9.91	130.67	10.04	0.56	3.56	38.93
GABC	German American Bancorp, Inc.	12.13	9.96	1.56	12.75	1.59	13.00	0.34	228.62	12.77	155.68	18.89	194.41	12.53	0.84	2.21	27.52
GBCI	Glacier Bancorp, Inc.	11.49	8.98	1.71	13.82	1.76	14.24	0.40	186.15	16.07	217.07	24.94	285.55	15.59	1.28	2.39	41.44
GSBC	Great Southern Bancorp, Inc.	11.29	11.19	1.28	11.18	1.31	11.46	0.15	822.65	10.51	115.38	13.02	116.57	10.25	1.36	2.56	26.88
GNTY	Guaranty Bancshares, Inc.	9.81	8.73	1.51	15.07	1.52	15.24	0.46	240.31	9.84	140.43	13.78	159.71	9.74	0.80	2.39	22.43
HWC	Hancock Whitney Corporation	10.15	7.70	1.12	11.07	1.18	11.66	0.28	457.39	10.50	109.57	11.12	148.48	9.96	1.08	2.40	31.54
HAFC	Hanmi Financial Corporation	9.17	8.99	1.12	12.08	1.10	11.89	0.40	321.91	8.33	95.81	8.78	97.89	8.46	0.48	2.55	18.58
HONE	HarborOne Bancorp, Inc.	15.28	13.91	1.42	9.07	1.42	9.10	0.93	120.31	11.57	108.79	16.62	121.45	11.53	0.20	1.45	13.45
HWBK	Hawthorn Bancshares, Inc.	7.99	7.99	1.22	16.17	1.22	16.13	2.81	51.91	7.27	110.43	8.82	110.43	7.29	0.60	2.63	17.36
HBT	HBT Financial, Inc.	9.44	8.84	1.41	14.46	1.45	14.86	0.46	258.25	8.33	115.37	10.89	123.97	8.10	0.60	3.81	31.75
HTLF	Heartland Financial USA, Inc.	11.76	8.70	1.19	10.34	1.23	10.69	0.44	162.95	9.74	96.82	10.86	138.25	9.42	1.00	2.13	18.46
HTBK	Heritage Commerce Corp	11.50	8.18	0.90	7.40	0.95	7.82	0.11	816.42	15.79	117.32	13.49	171.08	14.94	0.52	4.57	72.22
HFWA	Heritage Financial Corporation	12.05	8.81	1.45	12.05	1.46	12.09	NA	NA	9.15	104.66	12.61	148.43	9.12	0.80	3.22	29.41
HBCP	Home Bancorp, Inc.	12.22	10.19	1.62	13.21	1.67	13.63	0.73	139.05	7.32	94.08	11.50	115.45	7.10	0.92	2.51	18.00
HOMB	Home Bancshares, Inc. (Conway, AR)	15.30	10.20	1.91	12.43	1.87	12.13	0.38	368.04	11.12	132.33	20.24	210.45	11.39	0.56	2.58	28.72
HMST	HomeStreet, Inc.	9.89	9.48	1.52	15.63	1.63	16.69	NA	NA	7.96	119.60	11.83	125.32	7.47	1.00	2.45	17.58
HTBI	HomeTrust Bancshares, Inc.	11.25	10.59	0.42	3.88	0.96	8.77	0.48	211.12	29.46	116.18	13.07	124.32	13.05	0.32	1.16	34.04
HOPE	Hope Bancorp, Inc.	11.98	9.53	0.92	7.62	0.92	7.66	1.02	116.68	11.02	82.08	9.83	106.08	10.97	0.56	4.03	44.44
HBNC	Horizon Bancorp, Inc.	11.63	9.06	1.43	12.32	1.47	12.66	0.39	249.30	9.47	112.48	13.08	148.52	9.21	0.52	2.86	26.04
HBAN	Huntington Bancshares Incorporated	11.72	8.80	0.91	8.36	1.13	10.40	0.89	145.12	15.22	123.41	12.65	180.83	12.15	0.60	4.07	61.86
INDB	Independent Bank Corp.	12.27	8.89	1.11	8.70	1.15	9.02	0.47	152.34	17.20	147.17	18.06	210.94	16.61	1.92	2.47	41.69
IBCP	Independent Bank Corporation	8.88	8.21	1.67	18.77	1.73	19.42	1.01	102.94	6.44	113.36	10.06	123.37	6.23	0.84	4.05	25.78
IBTX	Independent Bank Group, Inc.	13.78	8.45	1.35	9.50	1.41	9.93	0.29	294.88	12.78	118.93	16.39	206.15	12.23	1.36	1.94	22.99
IBOC	International Bancshares Corporation	NA	NA	1.66	NA	1.66	10.83	NA	NA	11.32	115.53	NA	131.82	11.44	1.20	2.88	46.20
KRNY	Kearny Financial Corp.	14.32	NA	0.86	5.79	0.90	6.03	NA	NA	16.95	98.81	14.15	125.98	16.29	0.40	3.07	48.05
LBAI	Lakeland Bancorp, Inc.	10.14	8.29	1.10	10.98	1.10	11.05	0.33	230.40	10.13	104.93	10.64	131.12	10.07	0.54	3.27	31.90
LKFN	Lakeland Financial Corporation	10.87	10.80	1.62	14.61	1.60	14.41	0.27	455.35	18.02	249.58	27.12	251.43	18.25	1.36	2.03	35.58
LEVL	Level One Bancorp, Inc.	8.99	7.58	1.18	13.79	1.18	13.90	0.58	159.73	7.52	103.05	8.38	127.24	7.46	0.24	0.88	6.06
LOB	Live Oak Bancshares, Inc.	7.97	NA	2.05	28.08	1.62	22.22	0.62	114.04	15.21	378.45	30.18	NA	19.18	0.12	0.21	3.17
LBC	Luther Burbank Corporation	8.80	8.76	0.88	10.08	1.00	11.41	0.03	NM	10.65	103.77	9.13	104.31	9.39	0.48	3.76	24.38
MCBC	Macatawa Bank Corporation	8.44	8.44	1.19	13.31	1.19	13.31	0.27	299.31	8.87	113.65	9.59	113.65	8.87	0.32	3.88	34.41
MBWM	Mercantile Bank Corporation	9.50	8.51	1.26	13.00	1.30	13.42	0.50	152.26	9.03	112.29	10.67	126.67	8.75	1.20	3.79	33.05
MRBK	Meridian Corporation	8.95	8.71	2.18	27.24	2.13	26.60	0.62	171.90	4.57	110.11	9.85	113.35	4.68	0.50	1.83	25.13
CASH	Meta Financial Group, Inc.	12.43	7.93	1.74	17.22	1.77	17.49	NA	NA	11.48	178.79	22.19	294.82	11.25	0.20	0.41	4.68
MCBS	MetroCity Bankshares, Inc.	10.50	10.10	2.39	19.03	2.39	19.03	0.56	147.82	11.68	202.40	21.24	211.32	11.68	0.48	2.30	22.91
MSBI	Midland States Bancorp, Inc.	9.78	7.12	0.70	7.47	1.01	10.79	1.16	95.73	12.38	87.63	8.57	123.92	10.16	1.12	4.41	54.02
MOFG	MidWestOne Financial Group, Inc.	9.22	7.86	0.65	6.90	1.18	12.58	0.76	112.21	13.20	88.98	8.21	105.94	7.26	0.90	3.04	39.96
NBTB	NBT Bancorp Inc.	10.58	8.28	1.35	12.65	1.40	13.20	NA	NA	10.65	128.76	13.63	168.84	10.20	1.12	3.09	31.96
NTRS	Northern Trust Corporation	6.86	6.42	0.86	11.11	0.90	11.61	0.08	119.96	19.56	218.34	13.93	235.81	18.68	2.80	2.44	47.78
NFBK	Northfield Bancorp, Inc. (Staten Island, NY)	13.88	13.21	1.09	7.98	1.17	8.55	0.29	251.12	13.62	111.24	15.44	117.74	12.72	0.52	3.16	39.67
NRIM	Northrim BanCorp, Inc.	9.67	9.07	1.94	18.84	NA	NA	0.75	114.87	5.95	104.37	10.09	111.94	NA	1.48	3.71	21.49
NWBI	Northwest Bancshares, Inc.	11.02	8.48	1.16	10.49	1.11	10.00	1.58	52.09	10.23	106.36	11.72	142.12	10.71	0.80	6.11	60.94
OCFC	OceanFirst Financial Corp.	13.14	9.01	0.79	6.14	0.71	5.52	0.37	128.30	14.50	87.16	11.08	135.91	16.24	0.68	3.21	46.58
ONB	Old National Bancorp	12.63	8.47	1.31	10.24	1.43	11.16	0.60	76.81	9.11	91.37	11.54	142.78	8.36	0.56	3.40	30.94
OSBC	Old Second Bancorp, Inc.	9.72	9.15	1.27	12.83	1.28	12.96	0.76	124.60	9.01	107.22	10.42	114.68	8.92	0.20	1.69	9.16
OBNK	Origin Bancorp, Inc.	9.47	9.09	1.17	12.91	1.14	12.58	0.55	220.14	11.35	137.96	13.06	144.25	11.65	0.52	1.29	12.92
PPBI	Pacific Premier Bancorp, Inc.	13.70	9.36	1.48	10.96	1.52	11.25	NA	NA	12.48	131.85	18.07	202.67	12.16	1.32	3.37	39.49
PACW	PacWest Bancorp	11.03	7.80	1.60	13.71	1.64	13.98	0.25	310.18	9.82	126.99	14.01	186.16	9.63	1.00	2.45	24.04
PCB	PCB Bancorp	11.60	11.57	1.39	11.79	1.39	11.79	0.10	NM	11.01	122.53	14.21	122.83	11.01	0.48	2.44	23.46
PGC	Peapack-Gladstone Financial Corporation	9.30	8.62	0.74	8.43	0.86	9.76	0.11	NM	14.49	115.54	10.74	125.61	12.51	0.20	0.61	8.77
PWOD	Penns Woods Bancorp, Inc.	8.80	7.95	0.83	9.48	0.77	8.73	0.77	99.68	10.81	100.19	8.82	112.06	11.68	1.28	5.41	58.45
PEBO	Peoples Bancorp Inc.	11.55	7.56	1.14	9.83	1.29	11.18	0.69	138.03	10.94	105.10	12.14	167.99	9.62	1.44	4.60	49.65
PFIS	Peoples Financial Services Corp.	10.84	8.89	1.20	10.89	1.18	10.69	0.28	323.95	9.58	101.07	10.95	125.90	9.75	1.52	3.33	31.09
PNFP	Pinnacle Financial Partners, Inc.	14.41	9.67	1.39	9.76	1.42	9.98	0.18	492.94	15.28	146.17	20.28	235.91	14.94	0.72	0.77	11.40
BPOP	Popular, Inc.	8.00	7.12	1.25	14.81	1.19	14.14	3.03	36.88	7.61	104.73	8.35	118.92	7.97	1.80	2.39	17.21
PFBC	Preferred Bank	10.02	10.01	1.55	15.27	1.56	15.38	0.82	139.85	11.21	162.32	16.27	162.52	11.13	1.52	2.51	25.14
PFC	Premier Financial Corp.	13.53	9.42	1.78	13.38	1.89	14.21	0.62	151.09	8.59	107.19	14.51	161.38	8.09	1.08	3.64	28.70
PFHD	Professional Holding Corp.	8.71	7.78	0.80	8.23	0.86	8.88	0.12	344.17	15.20	113.90	9.92	128.86	14.06	NA	NA	NM
PROV	Provident Financial Holdings, Inc.	10.75	10.75	0.64	6.05	0.48	4.51	0.81	79.48	17.30	102.50	11.02	102.50	23.22	0.56	3.24	56.00
RBB	RBB Bancorp	11.37	9.58	1.32	10.56	1.35	10.88	0.50	162.93	11.20	112.18	12.75	135.87	10.93	0.52	2.03	20.52
RRBI	Red River Bancshares, Inc.	10.18	10.13	1.17	10.85	1.16	10.75	0.18	474.17	12.01	125.72	12.79	126.38	12.11	0.28	0.55	6.18

RNST	Renasant Corporation	13.75	8.21	1.05	7.42	1.14	8.01	0.53	216.79	12.34	89.32	12.28	159.34	11.44	0.88	2.52	31.10
RBCA.A	Republic Bancorp, Inc.	13.67	13.44	1.45	10.93	1.19	8.98	0.56	183.03	11.46	122.05	16.68	124.45	13.95	1.23	2.46	27.69
RVSB	Riverview Bancorp, Inc.	9.71	8.14	1.06	10.31	1.04	10.13	0.14	792.34	10.56	104.88	10.18	127.31	10.75	0.20	2.71	28.57
STBA	S&T Bancorp, Inc.	12.52	8.86	1.10	8.73	1.11	8.83	1.35	86.37	11.63	99.33	12.43	146.22	11.50	1.12	3.73	43.41
SASR	Sandy Spring Bancorp, Inc.	12.09	9.28	1.83	16.04	1.88	16.48	0.73	132.40	8.67	128.68	15.55	172.87	8.44	1.28	3.01	25.71
SBCF	Seacoast Banking Corporation of Florida	12.69	10.45	1.38	10.46	1.50	11.33	0.53	219.52	14.97	148.08	18.79	184.49	13.80	0.52	1.65	12.32
SHBI	Shore Bancshares, Inc.	9.37	8.55	0.80	7.73	0.83	8.09	0.49	146.70	13.61	102.27	9.58	113.08	13.01	0.48	2.78	37.80
BSRR	Sierra Bancorp	10.93	10.08	1.32	12.25	1.32	12.23	0.58	90.98	8.80	103.91	11.36	113.81	8.82	0.88	3.65	30.66
SBNY	Signature Bank	7.06	7.05	0.94	12.37	0.94	12.41	0.47	119.58	19.38	231.49	14.77	232.25	19.31	2.24	0.91	17.65
SFNC	Simmons First National Corporation	12.98	8.36	1.17	8.81	1.08	8.20	0.43	268.23	11.98	102.52	13.30	167.52	12.87	0.72	2.51	29.58
SPFI	South Plains Financial, Inc.	10.58	9.94	1.68	16.82	1.73	17.26	0.37	336.36	6.81	104.65	11.07	112.14	6.64	0.36	1.58	7.76
SSB	South State Corporation	11.78	7.84	1.11	9.20	1.46	12.13	0.26	349.64	11.46	101.68	11.98	159.58	8.69	1.96	2.85	31.67
SSBK	Southern States Bancshares, Inc.	9.93	NA	1.18	11.41	NA	NA	NA	NA	9.47	104.59	NA	120.00	NA	NA	NA	NM
SBSI	Southside Bancshares, Inc.	12.45	9.82	1.57	13.02	1.60	13.27	0.21	291.87	10.88	135.17	16.83	176.48	10.68	1.32	3.57	39.71
STXB	Spirit of Texas Bancshares, Inc.	12.25	9.71	1.38	11.56	1.46	12.22	0.26	213.47	9.29	101.73	12.46	131.94	8.79	0.48	2.14	19.09
SYBT	Stock Yards Bancorp, Inc.	10.69	8.57	1.26	13.00	1.59	16.35	0.22	463.24	20.01	210.83	22.55	269.48	16.12	1.12	2.17	42.25
SMMF	Summit Financial Group, Inc.	9.63	8.12	1.32	14.35	1.30	14.13	1.74	77.62	7.49	101.44	9.35	123.61	7.60	0.68	2.90	21.73
SIVB	SVB Financial Group	7.32	7.21	1.80	23.34	1.11	14.77	0.05	482.93	15.75	312.86	18.66	319.51	27.45	0.00	0.00	NM
TBNK	Territorial Bancorp Inc.	11.78	11.78	0.90	7.57	0.81	6.88	0.22	62.53	12.50	96.11	11.33	96.11	13.75	0.92	3.59	49.76
TCBI	Texas Capital Bancshares, Inc.	8.84	8.80	0.67	8.89	0.69	9.20	0.25	255.68	13.33	116.46	9.39	117.19	12.85	NA	NA	NM
TBBK	The Bancorp, Inc.	9.45	9.41	1.57	17.79	1.57	17.77	NA	NA	13.59	220.79	20.87	221.74	13.61	NA	NA	NM
BPRN	The Bank of Princeton	13.01	12.40	1.12	8.62	1.15	8.85	0.61	168.72	11.60	95.09	12.37	100.55	11.30	0.72	2.37	22.14
FNLC	The First Bancorp, Inc.	9.56	8.40	1.36	14.04	1.36	14.12	0.66	106.74	10.30	139.70	13.35	160.98	10.24	1.28	4.30	43.25
TOWN	TowneBank	11.83	8.98	1.57	13.17	1.46	12.31	0.16	493.61	10.52	119.17	13.99	162.53	11.46	0.80	2.63	25.61
TCBK	TriCo Bancshares	11.83	9.21	1.34	11.14	1.39	11.59	0.49	227.12	11.40	121.23	14.34	160.34	10.96	1.00	2.54	27.17
TSC	TriState Capital Holdings, Inc.	6.88	6.37	0.56	7.99	0.55	7.76	0.12	291.52	14.55	109.09	5.91	121.53	15.25	NA	NA	NM
TBK	Triumph Bancorp, Inc.	13.17	8.83	2.00	15.90	1.92	15.28	0.42	198.87	17.71	270.08	33.81	438.04	18.44	NA	NA	NM
TRST	TrustCo Bank Corp NY	9.45	9.44	0.96	9.95	0.96	9.95	0.53	156.14	11.21	109.18	10.32	109.28	11.21	1.36	4.16	46.60
TRMK	Trustmark Corporation	10.41	8.31	1.26	11.82	1.27	11.94	0.37	192.65	9.30	106.65	11.10	136.63	9.21	0.92	3.04	28.31
UMBF	UMB Financial Corporation	8.44	7.96	1.29	13.84	1.00	10.76	0.16	342.87	10.71	141.71	11.96	151.05	13.78	1.48	1.63	15.72
UMPQ	Umpqua Holdings Corporation	9.13	NA	1.69	18.96	1.69	19.03	0.11	829.42	8.64	156.40	14.29	162.27	8.60	0.84	4.28	37.00
UBSI	United Bankshares, Inc.	16.16	10.10	1.50	9.20	1.52	9.30	0.39	245.94	11.68	105.45	17.04	180.99	11.55	1.40	3.90	45.60
UCBI	United Community Banks, Inc.	11.04	9.19	1.40	12.51	1.45	12.96	0.46	128.75	10.72	129.79	13.74	161.03	10.33	0.80	2.68	27.34
UBFO	United Security Bancshares	9.61	9.28	0.73	6.99	0.74	7.03	1.33	78.79	17.00	117.27	11.28	121.89	16.89	0.44	5.39	91.67
UVSP	Univest Financial Corporation	11.64	9.15	1.53	14.09	1.56	14.38	0.59	190.19	8.20	108.27	12.60	141.71	8.04	0.80	2.94	24.10
VLY	Valley National Bancorp	11.48	8.31	1.08	9.62	1.12	9.97	0.70	119.44	12.24	117.48	12.95	171.43	11.80	0.44	3.36	41.12
WAFD	Washington Federal, Inc.	11.33	9.92	0.87	7.71	0.82	7.25	0.58	166.72	15.71	120.62	12.01	143.63	16.74	0.92	2.75	42.72
WASH	Washington Trust Bancorp, Inc.	9.36	8.27	1.29	14.11	1.35	14.73	0.33	220.16	12.17	165.38	15.48	189.51	11.66	2.08	3.98	48.14
WSBF	Waterstone Financial, Inc.	19.61	19.58	4.25	22.45	4.35	22.98	0.36	222.35	5.17	117.09	22.96	117.26	5.05	0.80	3.99	39.18
WSBC	WesBanco, Inc.	16.39	10.27	1.42	8.67	1.50	9.14	0.25	335.04	9.94	85.05	13.33	151.61	9.41	1.32	3.88	38.01
WTBA	West Bancorporation, Inc.	7.54	7.54	1.38	18.50	1.37	18.44	0.45	192.25	11.71	196.62	14.83	196.62	11.75	0.96	3.28	36.40
WABC	Westamerica Bancorporation	11.78	10.24	1.30	11.88	1.26	11.53	0.09	378.58	17.67	181.48	21.38	212.41	18.22	1.64	2.88	50.93
WNEB	Western New England Bancorp, Inc.	9.03	8.47	0.77	8.13	0.79	8.44	NA	NA	11.67	95.45	8.62	102.43	11.26	0.20	2.25	26.32
WTFC	Wintrust Financial Corporation	9.28	7.95	1.05	11.31	NA	NA	0.30	206.04	9.66	105.89	8.98	128.01	NA	1.24	1.70	16.05
WSFS	WSFS Financial Corporation	12.42	9.13	1.92	15.01	1.97	15.40	0.26	339.35	8.01	112.78	14.02	159.18	7.80	0.52	1.16	8.96
ZION	Zions Bancorporation, National Association	9.21	8.14	1.39	14.53	1.30	13.66	0.73	83.99	8.10	115.11	10.07	132.87	8.64	1.52	2.82	21.05
ASB	Associated Banc-Corp	12.03	8.92	0.86	7.29	1.00	8.44	0.62	168.62	11.52	83.00	9.36	119.53	9.84	0.80	3.86	41.11
AX	Axos Financial, Inc.	9.82	9.08	1.52	16.52	1.63	17.69	NA	NA	13.68	206.16	20.25	224.77	12.78	NA	NA	NM
BANC	Banc of California, Inc.	10.33	9.88	0.91	8.21	0.94	8.48	0.75	132.37	16.43	122.69	11.36	129.73	15.76	0.24	1.35	22.22
BXS	BancorpSouth Bank	11.12	7.73	1.22	10.64	1.25	10.93	0.31	384.92	10.15	106.35	11.25	163.29	9.86	0.80	2.81	27.50
BAC	Bank of America Corporation	9.15	6.96	0.97	10.17	NA	NA	0.30	156.21	13.50	135.06	11.40	187.78	NA	0.84	2.08	25.08
BOH	Bank of Hawaii Corporation	6.98	6.85	1.00	15.02	1.02	15.38	0.41	197.00	16.38	244.25	15.29	249.84	15.99	2.80	3.29	52.22
BKU	BankUnited, Inc.	8.86	8.65	1.01	11.89	0.97	11.45	NA	NA	10.91	120.97	10.71	124.08	11.35	0.92	2.24	24.47
BHLB	Berkshire Hills Bancorp, Inc.	9.58	9.34	0.57	6.14	0.69	7.52	NA	NA	18.26	110.53	10.59	113.64	14.92	0.48	1.86	42.55
BY	Byline Bancorp, Inc.	12.49	NA	1.16	9.42	1.24	10.11	0.56	192.49	12.89	118.07	14.58	160.41	11.99	0.36	1.44	13.92
COF	Capital One Financial Corporation	15.26	12.21	2.80	19.75	2.81	19.82	0.59	503.10	6.71	129.09	18.00	172.91	6.69	2.40	1.43	8.38
CPF	Central Pacific Financial Corp.	7.70	7.70	0.83	10.13	0.87	10.62	0.18	607.81	12.99	130.63	10.06	130.63	12.39	0.96	3.75	47.72
C	Citigroup Inc.	8.72	7.67	0.94	10.92	0.91	10.59	0.35	238.33	7.21	77.31	6.17	90.21	7.47	2.04	2.90	20.92
CFG	Citizens Financial Group, Inc.	12.53	9.04	1.12	8.97	1.16	9.31	0.84	126.45	9.45	85.16	9.85	128.11	9.09	1.56	3.68	34.82
CMA	Comerica Incorporated	8.98	8.30	1.31	14.03	1.30	13.92	0.41	181.62	9.19	126.65	10.85	138.58	9.26	2.72	3.82	35.05
CBU	Community Bank System, Inc.	13.93	8.73	1.35	9.20	1.45	9.89	0.49	71.97	21.19	194.00	27.02	328.18	19.72	1.72	2.32	48.29
CFR	Cullen/Frost Bankers, Inc.	9.37	8.07	0.99	9.91	1.00	10.04	NA	NA	17.68	171.69	15.59	203.22	17.45	3.00	2.63	45.12
CUBI	Customers Bancorp, Inc.	6.37	6.35	1.11	18.32	1.28	21.19	NA	NA	6.59	120.86	6.43	121.32	5.65	NA	NA	33.19
FNB	F.N.B. Corporation	13.11	7.55	0.93	7.06	1.03	7.83	0.51	192.55	10.79	74.14	9.54	139.54	9.70	0.48	4.20	45.28
FBK	FB Financial Corporation	11.51	9.52	1.25	11.01	1.54	13.57	0.69	208.15	14.37	139.42	16.05	172.36	11.38	0.44	1.09	14.95
FBP	First BanCorp.	10.32	10.01	1.14	9.43	1.37	11.36	2.92	58.90	12.95	121.99	12.40	126.31	10.72	0.28	2.23	26.80
FCF	First Commonwealth Financial Corporation	11.77	8.73	1.23	10.53	1.32	11.26	0.57	183.81	11.19	115.82	13.63	161.55	10.47	0.46	3.45	37.82
FHN	First Horizon Corporation	9.74	7.82	1.57	16.09	NA	NA	0.60	156.48	6.88	112.52	10.01	147.45	NA	0.60	3.79	26.09
FRC	First Republic Bank	8.21	8.08	0.88	10.83	0.89	10.87	0.09	441.42	28.00	308.96	21.56	315.32	27.91	0.88	0.45	12.09
GWB	Great Western Bancorp, Inc.	8.88	8.85	1.27	14.71	1.24	14.34	2.01	107.71	10.63	148.39	13.18	149.08	10.90	0.20	0.64	2.72
HTH	Hilltop Holdings Inc.	14.13	12.72	2.92	21.32	NA	NA	0.51	167.10	5.85	109.99	15.40	124.34	NA	0.48	1.43	7.87
JPM	JPMorgan Chase & Co.	7.77	6.50	1.36	17.42	1.35	17.23	NA	NA	10.32	182.34	12.66	227.25	10.44	3.60	2.33	24.02
KEY	KeyCorp	9.91	8.47	1.37	13.36	1.39	13.58	0.49	138.17	8.58	119.19	10.67	144.74	8.44	0.74	3.72	31.90
LC	LendingClub Corporation	17.44	14.30	NA	NA	NA	NA	NA	NA	NA	371.20	64.75	470.25	NA	NA	NA	NA
MTB	M&T Bank Corporation	11.10	8.30	1.20	10.73	1.21	10.80	1.64	64.86	10.43	112.88	11.69	160.67	10.36	4.40	3.24	33.82
MCB	Metropolitan Bank Holding Corp.	6.28	6.12	1.05	14.07	1.04	13.94	0.11	601.01	13.65	179.45	11.11	184.46	13.78	NA	NA	NM
NBHC	National Bank Holdings Corporation	11.94	10.41	1.58	12.92	1.59	13.01	0.43	190.59	10.88	134.44	16.05	156.91	10.80	0.88	2.38	25.00
NYCB	New York Community Bancorp, Inc.	12.03	8.16	1.08	8.86	0.96	7.91	0.10	429.79	10.17	89.27	10.05	143.59	11.52	0.68	5.52	56.20
OFG	OFG Bancorp	10.32	9.22	1.21	11.26	1.42	13.21	2.55	76.75	10.36	114.52	11.59	130.19	8.78	0.48	2.05	15.49
PB	Prosperity Bancshares, Inc.	17.48	9.18	1.55	8.63	1.58	8.79	NA	NA	12.27	103.52	18.10	216.93	12.05	1.96	2.79	34.21
PFS	Provident Financial Services, Inc.	12.69	9.51	1.26	9.98	1.23	9.80	0.79	79.32	10.37	101.57	12.89	140.46	10.42	0.92	4.20	43.60
RF	Regions Financial Corporation	11.73	8.62	1.75	14.37	1.73	14.25	0.80	129.94	7.92	115.22	12.42	169.13	7.99	0.68	3.39	25.10
SFBS	ServisFirst Bancshares, Inc.	8.13	8.03	1.64	19.66	1.63	19.73	0.11	821.46	19.75	360.24	29.26	364.92	19.78	0.80	1.12	21.47
SI	Silvergate Capital Corporation	7.08	7.08	0.84	10.48	0.84	10.48	0.07	82.47	NM	306.79	21.73	306.79	NM	NA	NA	NM
STT	State Street Corporation	7.71	4.92	0.83	9.25	0.93	10.37	NA	NM	13.71	127.52	9.11	216.98	12.15	2.28	2.65	42.20
SNV	Synovus Financial Corp.	9.53	8.71	1.14	12.00	1.27	13.36	0.53	189.44	10.86	132.54	11.45	148.17	9.70	1.32	3.12	33.85
BK	The Bank of New York Mellon Corporation	9.77	5.64	0.83	8.07	0.85	8.31	0.03	213.49	13.78	112.97	9.96	226.84	13.45	1.36	2.55	32.82
PNC	The PNC Financial Services Group, Inc.	9.87	7.95	1.25	11.10	NA	NA	0.64	163.62	14.10	154.53	14.34	199.47	NA	5.00	2.69	35.66

TFC	Truist Financial Corporation	13.09	8.34	1.10	8.05	1.34	9.81	NA	NA	14.51	120.31	14.40	214.26	11.77	1.92	3.45	47.78
USB	U.S. Bancorp	9.60	7.86	1.35	13.81	1.37	14.12	0.58	188.43	11.92	175.38	14.95	226.11	11.79	1.68	3.02	35.97
WBS	Webster Financial Corporation	9.86	8.35	1.00	10.19	NA	NA	0.72	128.07	13.64	138.54	13.13	168.00	NA	1.60	3.29	44.82
WFC	Wells Fargo & Company	9.92	8.66	0.94	9.71	0.72	7.50	0.66	118.67	12.61	114.29	10.13	135.73	17.23	0.80	1.69	13.30
WAL	Western Alliance Bancorporation	8.22	7.07	1.91	21.63	1.88	21.28	0.25	193.12	12.92	245.69	20.20	289.51	13.14	1.40	1.47	14.95
BHB	Bar Harbor Bankshares	11.42	8.22	0.95	8.69	1.03	9.45	NA	NA	11.26	96.16	10.98	138.32	10.35	0.96	3.60	38.82
BRBS	Blue Ridge Bankshares, Inc.	9.65	8.46	1.95	27.27	NA	NA	NA	NA	5.82	124.40	12.00	143.83	NA	0.48	2.70	13.40
EVBN	Evans Bancorp, Inc.	8.13	NA	1.04	12.97	1.03	12.82	1.32	69.81	9.67	119.57	9.72	NA	9.78	1.20	3.11	30.08
PRK	Park National Corporation	10.75	9.22	1.65	15.19	1.66	15.28	1.19	73.20	12.44	182.94	19.67	217.01	12.38	4.12	3.44	34.10
TMP	Tompkins Financial Corporation	9.12	8.01	1.24	13.49	1.26	13.66	NA	NA	12.31	163.26	14.86	188.02	12.18	2.16	2.70	33.23
WFCL	1867 Western Financial Corporation	16.26	15.54	3.07	18.86	1.15	7.08	0.28	592.46	5.98	104.14	16.94	109.97	15.93	106.00	1.33	6.95
FCOB	1st Colonial Bancorp, Inc.	8.09	8.09	1.08	13.16	NA	NA	NA	NA	6.99	84.13	6.81	84.13	NA	NA	NA	NM
FSMK	1ST SUMMIT BANCORP of Johnstown, Inc.	9.36	9.33	0.88	8.85	0.76	7.61	0.21	239.85	NA	116.09	NA	116.45	NA	3.28	0.00	NA
ABTO	AB&T Financial Corp.	7.17	7.17	0.60	7.63	0.61	7.72	0.54	150.23	26.18	NA	NA	NA	25.86	0.01	0.57	NA
ASCN	Absecon Bancorp	9.85	9.85	0.53	4.95	0.53	4.95	0.18	343.67	11.85	59.92	5.90	59.92	11.85	2.00	2.35	69.73
AFBA	Allied First Bancorp, Inc.	10.59	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
AMFC	AMB Financial Corp.	8.99	8.99	1.53	18.02	1.53	17.97	0.32	295.29	5.06	82.62	7.43	82.62	5.07	0.00	0.00	NM
AMBK	American Bank Incorporated	NA	NA	1.34	NA	NA	NA	NA	NA	9.87	NA	NA	NA	NA	0.48	3.10	35.67
ANDC	Andover Bancorp, Inc.	8.62	NA	1.00	11.15	1.00	11.15	NA	NA	NA	NA	NA	NA	NA	0.74	4.11	NA
APLO	Apollo Bancorp, Inc.	12.60	12.60	1.14	8.73	1.14	8.73	NA	NA	11.23	96.80	12.20	96.80	11.23	2.12	5.05	56.42
AVBH	Avidbank Holdings, Inc.	8.24	8.24	0.76	8.83	0.72	8.38	0.21	377.57	12.35	108.68	8.96	108.68	13.02	NA	NA	NM
BBBK	Baker Boyer Bancorp	7.76	7.76	0.67	7.97	0.67	7.95	0.31	258.49	18.41	147.66	11.46	147.66	NA	3.28	4.79	87.63
BSPA	Ballston Spa Bancorp, Inc.	6.34	6.14	0.75	11.39	NA	NA	NA	NA	7.89	85.59	5.42	88.66	NA	1.32	2.49	19.61
BAFI	Bancaffiliated Inc.	11.23	9.07	1.09	9.01	1.09	9.01	0.21	360.87	NA	NA	NA	NA	NA	NA	NA	NA
BCSO	Bancorp. of Southern Indiana	9.22	8.76	1.21	13.10	NA	NA	NA	NA	6.67	86.43	NA	91.66	NA	1.30	3.10	24.94
BORT	Bank of Botetourt	8.81	8.81	0.98	11.04	0.97	10.90	0.42	216.33	8.83	93.50	8.24	93.50	8.94	0.72	2.36	20.66
BHDB	Bank of Labor Bancshares, Inc.	6.20	6.20	0.69	9.49	NA	NA	0.33	354.58	NA	NA	NA	NA	NA	4.00	0.00	NA
BSSC	Bank of Southside Virginia Corporation, The	22.28	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.00	0.00	NA
BKUT	Bank of Utica	19.28	19.28	3.90	20.49	0.98	5.13	0.21	54.42	2.80	51.74	9.97	51.74	11.16	16.50	2.87	8.03
BKGM	BankGuam Holding Company	5.75	5.73	0.62	9.14	0.55	8.03	2.11	58.50	8.01	76.58	4.16	76.96	9.17	0.40	3.20	19.23
CBOB.A	Bay Community Bancorp	8.23	8.20	1.01	11.18	0.80	8.84	0.02	NM	10.26	107.53	8.85	107.89	NA	0.16	2.00	10.26
BMBN	Benchmark Bankshares, Inc.	8.22	8.22	1.25	14.58	1.25	14.58	NA	NA	9.59	132.24	10.86	132.24	9.59	0.66	2.81	26.94
BTOF	Benton Financial Corporation	13.04	13.04	1.21	8.82	1.13	8.30	0.40	237.19	NA	71.20	NA	71.20	NA	0.00	0.00	NA
BEOB	BEO Bancorp	6.02	5.85	0.90	14.97	NA	NA	NA	NA	7.30	99.95	6.02	103.05	NA	0.95	2.62	19.14
BLHK	blueharbor bank	9.63	9.63	1.23	11.33	1.23	11.33	0.20	NM	9.83	102.11	9.83	102.11	9.83	0.40	3.06	7.52
BOLB	BOL Bancshares Inc.	8.93	8.93	1.17	13.16	-0.24	-2.71	5.91	70.34	2.17	34.97	2.48	34.97	NM	NA	NA	NM
BYLB	Boyle Bancorp, Inc.	8.65	8.29	NA	NA	NA	NA	0.85	88.86	NA	104.27	9.02	109.23	NA	2.80	3.31	NA
BRBW	Brunswick Bancorp	11.71	11.71	1.06	8.27	0.51	4.02	NA	NA	10.02	80.96	9.48	80.96	20.55	0.00	0.00	20.49
BHRB	Burke & Herbert Bank & Trust Company	10.99	10.99	0.98	8.77	0.98	8.77	0.91	104.32	11.94	101.30	11.13	101.30	NA	80.00	3.75	44.79
CABB	California Business Bank	12.01	12.00	-0.20	-1.65	-0.20	-1.65	0.06	NM	NA	NA	NA	NA	NA	NA	NA	NA
CAIB	California International Bank, N.A.	14.21	14.21	-2.00	-11.73	-2.00	-11.73	0.00	NM	NA	NA	NA	NA	NA	NA	NA	NA
CNND	Canandaigua National Corporation	7.85	NA	1.26	15.91	NA	NA	NA	NA	10.95	163.40	12.83	176.47	NA	8.00	2.95	30.70
CSKL	Catskill Hudson Bancorp, Inc.	4.70	NA	0.21	4.38	0.15	3.08	NA	NA	16.55	NA	NA	NA	23.55	0.44	1.65	27.33
CBHC	CBC Holding Company	10.22	9.54	1.08	9.12	1.08	9.12	0.73	229.60	NA	62.93	6.41	67.93	NA	0.60	2.55	NA
CBOF	CBOA Financial, Inc.	8.03	8.03	1.10	15.40	1.31	18.28	NA	NA	7.14	94.88	7.62	94.88	5.95	NA	NA	NM
CCYY	CCCB Bancorp, Inc.	8.99	8.99	NA	NA	NA	NA	0.62	115.08	NA	82.57	7.43	82.57	NA	0.18	2.00	NA
CCFN	CCFNB Bancorp, Inc.	11.76	10.98	1.17	9.37	1.15	9.21	0.48	211.80	10.87	100.38	11.81	108.55	11.06	1.64	3.22	66.52
CCFC	CCSB Financial Corp.	7.96	7.96	0.59	6.85	0.59	6.85	0.00	NM	NA	NA	NA	NA	NA	0.40	2.35	NA
CBCY.B	Central Bancompany, Inc.	12.53	10.80	1.43	10.98	1.44	11.08	0.24	422.46	10.42	110.14	13.80	130.37	10.33	7.00	1.18	18.31
CBSU	Central Bank Corporation	10.38	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.00	0.00	NA
CFCX	Centric Financial Corporation	8.28	8.24	1.15	14.63	NA	NA	0.93	106.91	6.68	89.84	7.44	90.32	NA	NA	NA	NM
CYFL	Century Financial Corporation	10.63	10.63	1.28	11.80	1.27	11.69	0.45	172.14	8.59	98.07	10.42	98.07	8.67	0.80	3.17	26.90
CNBA	Chester Bancorp, Inc.	11.35	NA	NA	NA	NA	NA	NA	NA	NA	501.72	56.95	NA	NA	0.80	1.48	NA
CCBC	Chino Commercial Bancorp	8.04	8.04	0.95	11.72	0.95	11.72	NA	NA	11.40	122.97	9.89	122.97	11.40	NA	NA	NM
CZBC	Citizens Bancorp	9.50	9.50	1.01	10.46	1.01	10.46	NA	NA	9.86	NA	NA	NA	NA	0.36	2.14	21.05
CZBT	Citizens Bancorp of Virginia, Inc.	11.02	11.02	1.09	8.83	1.09	8.83	0.83	172.04	11.76	103.41	11.39	103.41	11.77	1.00	3.57	40.76
CZBS	Citizens Bancshares Corporation	8.43	8.37	1.00	10.64	NA	NA	0.84	62.75	NA	40.77	NA	41.06	NA	0.40	3.75	NA
CCVS	Citizens Commerce Bancshares, Inc.	9.50	9.50	0.94	9.66	0.94	9.58	0.28	637.89	NA	NA	NA	NA	NA	0.20	2.50	NA
CIWV	Citizens Financial Corp.	9.50	9.36	1.53	15.52	1.52	15.52	0.81	340.04	NA	104.05	NA	105.87	NA	0.68	3.63	NA
CZFS	Citizens Financial Services, Inc.	10.20	8.75	1.59	15.71	1.52	15.06	0.90	103.83	8.07	119.85	12.23	142.03	8.42	1.84	2.97	23.85
CNBL	Citizens National Bancshares of Bossier, Inc.	9.84	9.45	1.01	9.49	0.97	9.11	0.82	114.02	NA	NA	NA	NA	NA	0.75	4.17	NA
CZNL	Citizens National Corporation	10.87	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.92	1.88	NA
CNBW	CNB Corp.	8.24	8.24	1.01	10.82	1.00	10.66	0.09	566.64	NA	NA	NA	NA	NA	2.75	3.24	NA
CNBZ	CNB Corporation	6.73	6.73	0.76	9.78	NA	NA	0.49	139.49	9.18	89.82	6.04	89.82	NA	0.80	3.63	37.50
CBFC	CNB Financial Services, Inc.	7.38	7.38	0.75	9.19	0.68	8.43	1.13	129.33	6.85	62.52	NA	62.52	7.46	1.20	2.03	26.48
CABT	Coastal Bank & Trust	11.48	11.48	0.53	4.06	0.43	3.30	0.07	996.52	NA	NA	NA	NA	NA	NA	NA	NA
CDAB	Coeur d’Alene Bancorp, Inc.	11.15	11.14	0.90	8.39	NA	NA	NA	NA	12.15	100.18	11.17	100.34	NA	NA	NA	NM
CEFC	Commercial National Financial Corporation	7.33	NA	0.99	13.34	NA	NA	NA	NA	7.50	96.60	7.09	NA	NA	0.56	5.33	40.00
CNUN	Community Bancshares, Inc. (McArthur, OH)	10.06	9.53	0.92	8.42	0.93	8.53	0.37	144.45	8.87	73.32	7.37	77.85	8.75	0.00	0.00	NM
CTYP	Community Bankers’ Corporation	6.82	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.36	4.00	NA
CFGW	Community Financial Group, Inc. (Spokane, WA)	8.38	8.38	1.17	13.14	1.17	13.14	NA	NA	11.85	136.98	11.48	136.98	11.85	NA	NA	NM
CFOK	Community First Bancorporation	8.07	NA	0.41	4.46	NA	NA	NA	NA	18.59	82.39	6.28	85.71	NA	NA	NA	NM
CMHF	Community Heritage Financial, Inc.	7.46	7.25	0.76	10.02	0.66	8.66	0.36	221.41	9.68	93.47	6.97	96.41	11.21	0.16	0.71	6.84
CIBN	Community Investors Bancorp, Inc.	7.49	7.49	1.16	15.07	NA	NA	NA	NA	6.03	86.22	6.45	86.22	NA	0.40	2.15	9.71
CBCZ	Comunibanc Corp.	9.63	9.63	0.68	6.80	0.68	6.75	1.28	42.46	12.25	82.79	7.97	82.79	12.34	0.82	2.56	31.36
CNBP	Cornerstone Bancorp Inc.	5.46	5.46	0.99	19.09	NA	NA	NA	NA	6.90	119.41	6.51	119.41	NA	0.00	0.00	NM
CRSB	Cornerstone Community Bancorp	6.43	6.43	1.42	23.64	1.42	23.52	0.00	NM	5.94	121.43	7.80	121.43	5.97	NA	NA	NM
CFIC	Cornerstone Financial Corporation	6.55	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
CRZY	Crazy Woman Creek Bancorp Incorporated	9.24	9.17	1.19	12.55	1.18	12.53	0.00	NM	7.45	87.67	8.10	88.47	7.47	0.30	1.25	9.32
CYVF	Crystal Valley Financial Corporation	12.20	NA	1.72	14.22	1.66	13.72	NA	NA	7.83	105.04	12.82	109.45	8.12	1.52	2.41	16.00
CSBB	CSB Bancorp, Inc.	8.50	8.12	1.06	11.88	1.06	11.91	0.47	147.61	9.72	111.78	9.51	117.59	9.69	1.20	3.06	28.96
CBMI	CSB Bancorp Inc.	9.73	9.73	1.44	13.08	1.43	13.03	0.24	893.78	4.26	55.25	5.38	55.25	4.28	0.00	0.00	NM
DWNX	Delhi Bank Corp.	9.24	9.24	0.63	6.53	0.63	6.53	NA	NA	26.91	175.79	16.24	175.79	26.91	0.38	2.06	55.29
DENI	Denali Bancorporation, Inc.	8.60	8.60	0.89	9.59	0.89	9.59	0.85	133.99	10.18	97.11	8.35	97.11	10.18	0.72	6.49	66.06
DNVB	Denver Bankshares, Inc.	8.87	8.87	0.58	6.13	0.47	5.02	0.05	NM	NA	NA	NA	NA	NA	12.00	4.90	NA
DMNB	Diamond Bancshares, Inc.	10.06	NA	NA	NA	NA	NA	NA	NA	NA	78.24	7.87	NA	NA	1.28	1.71	NA
DIMC	Dimeco, Inc.	10.23	10.23	1.12	10.37	NA	NA	2.32	50.58	9.40	94.56	9.67	94.56	NA	1.36	3.78	35.25
EFIN	Eastern Michigan Financial Corporation	8.84	8.76	0.98	10.82	NA	NA	NA	NA	8.49	88.25	7.80	89.09	NA	1.20	3.79	28.15

ELMA	Elmer Bancorp, Inc.	7.78	NA	0.42	5.08	NA	NA	NA	NA	16.24	80.78	6.29	81.86	NA	0.34	1.67	26.40
EBSH	Empire Bancshares, Inc.	11.96	11.96	0.85	6.50	0.83	6.40	0.63	112.06	NA	NA	NA	NA	NA	0.42	1.95	NA
EDVR	Endeavor Bank	6.41	6.41	0.84	13.04	0.84	13.04	0.00	NM	8.86	104.75	6.72	104.75	8.86	NA	NA	NM
EFSG	Enterprise Financial Services Group, Inc.	8.18	NA	0.92	12.34	0.92	12.34	3.66	8.41	NA	NA	NA	NA	NA	0.21	1.57	NA
ERKH	Eureka Homestead Bancorp, Inc.	20.46	20.46	0.10	0.46	NA	NA	NA	NM	NM	70.55	14.43	70.55	NA	NA	NA	NM
EXSR	Exchange Bank (Santa Rosa, CA)	9.01	9.01	1.07	11.24	NA	NA	NA	NA	7.93	86.55	7.79	86.55	NA	4.80	3.08	24.40
EXCH	Exchange Bankshares, Inc.	11.64	11.64	1.12	8.61	1.11	8.54	0.70	174.24	NA	NA	NA	NA	NA	1.04	2.58	NA
FMOO	F&M Bancorp	9.61	9.61	1.31	13.34	NA	NA	NA	NA	8.10	103.54	9.95	103.54	NA	1.00	1.26	15.34
FMBN	Farmers & Merchants Bancshares, Inc. (Burlington, IA)	6.75	6.75	0.55	8.08	NA	NA	NA	NA	7.88	60.48	4.08	60.48	NA	1.00	2.86	22.52
FMFG	Farmers and Merchants Bancshares, Inc.	7.69	6.76	0.79	9.22	1.15	13.50	1.14	50.94	13.98	125.02	9.62	143.64	9.49	0.56	2.49	33.54
FABP	Farmers Bancorp (Frankfort IN)	11.32	11.32	1.50	12.66	1.50	12.63	NA	NA	9.01	109.62	12.41	109.62	9.02	1.28	2.80	23.43
FBVA	Farmers Bankshares, Inc.	11.78	10.25	1.65	14.07	1.54	13.64	NA	NA	6.46	84.15	9.61	98.98	6.95	0.52	2.87	17.86
FBVI	FCN Banc Corp.	10.23	9.52	1.35	12.89	NA	NA	NA	NA	8.70	NA	NA	NA	NA	1.44	3.09	19.44
FFDF	FFD Financial Corporation	8.66	8.58	1.59	18.66	1.59	18.66	NA	324.48	8.25	142.12	12.31	143.63	8.25	2.08	2.81	23.19
FFWC	FFW Corporation	10.89	10.66	1.37	12.57	1.36	12.42	NA	NA	8.11	99.13	10.79	101.46	8.21	1.00	2.17	35.27
FDLB	Fidelity Federal Bancorp	11.33	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	1.00	1.11	NA
FNWD	Finward Bancorp	9.70	8.86	1.09	10.94	1.04	10.49	0.91	103.27	8.64	92.77	9.00	102.47	9.01	1.24	2.99	25.83
FBLV	First Bancorp Inc., Lebanon	9.62	9.58	1.53	15.36	NA	NA	NA	NA	13.37	195.36	18.79	196.26	NA	1.56	0.00	18.06
FBPI	First Bancorp of Indiana, Inc.	8.47	7.27	0.74	8.72	NA	NA	NA	NA	10.52	89.39	7.58	105.49	NA	0.62	2.95	31.06
FIBH	First Bancshares Inc. (Bellevue, OH)	7.69	7.69	1.11	13.02	NA	NA	NA	NA	7.08	92.37	7.11	92.37	NA	1.28	3.12	21.06
FBSI	First Bancshares, Inc.	10.36	9.93	1.08	10.41	1.07	10.32	NA	NA	8.88	NA	NA	NA	8.96	0.25	1.67	14.79
FBOO	First Bank of Ohio	30.50	30.50	1.73	5.33	1.71	5.28	0.04	NM	8.62	45.44	13.86	45.44	8.70	NA	NA	NM
FCPB	First Capital Bancshares, Inc.	10.15	10.15	0.33	2.65	NA	NA	NA	NA	NM	112.83	11.45	112.83	NA	0.00	0.00	NM
FIZN	First Citizens Bancshares, Inc.	10.85	9.88	1.20	10.87	NA	NA	NA	NA	11.84	NA	NA	NA	NA	1.40	1.90	31.40
FCIT	First Citrus Bancorporation, Inc.	7.23	7.23	1.12	15.23	NA	NA	NA	NA	9.25	129.72	9.26	129.72	NA	NA	NA	14.75
CMRB	First Commerce Bank	14.39	14.39	1.18	8.21	1.18	8.21	1.64	141.57	NA	NA	NA	NA	NA	NA	NA	NA
FCCT	First Community Corporation	9.89	9.89	0.65	6.41	0.65	6.41	NA	NA	13.50	81.99	7.28	81.99	13.50	0.25	3.09	41.67
FMFP	First Community Financial Corporation	8.77	8.77	0.75	8.21	NA	NA	NA	NA	11.85	94.38	8.28	94.38	NA	0.56	3.01	44.59
FFMH	First Farmers and Merchants Corporation	8.60	8.16	0.87	9.85	0.77	8.72	NA	NA	9.61	91.78	7.89	97.21	10.86	0.84	2.46	23.66
FGFI	First Greenwich Financial, Inc.	8.01	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
FIEB	First IC Corporation	10.46	10.45	1.44	13.31	1.44	13.31	0.00	NM	NA	NA	NA	NA	NA	NA	NA	NA
FKYS	First Keystone Corporation	11.26	9.94	1.18	9.74	1.15	9.53	1.23	50.48	10.28	97.69	11.00	112.25	10.51	1.08	4.43	45.99
FMIA	First Miami Bancorp, Inc.	13.31	13.31	-0.16	-1.19	0.70	5.25	NA	NA	NA	85.86	11.43	85.86	NA	3.00	0.26	NA
FINN	First National of Nebraska, Inc.	NA	NA	2.11	NA	NA	NA	NA	NA	6.92	123.56	NA	139.31	NA	120.00	0.00	10.76
FNFI	First Niles Financial, Inc.	11.58	11.58	0.26	2.13	0.12	1.03	0.38	131.99	NA	96.66	NA	96.66	NA	0.24	2.18	NA
FOTB	First Ottawa Bancshares, Inc.	NA	NA	NA	NA	NA	NA	NA	NA	11.07	NA	NA	NA	NA	1.50	1.76	19.53
FSRL	First Reliance Bancshares, Inc.	8.36	NA	1.16	13.16	1.20	13.61	0.35	229.09	9.09	120.33	10.06	NA	8.79	NA	NA	NM
FRFC	First Robinson Financial Corporation	7.76	7.76	0.64	8.01	0.64	8.01	0.71	94.92	10.79	84.83	6.58	84.83	10.79	1.24	2.46	25.85
FSWA	First Sound Bank	8.30	8.23	0.19	2.25	0.20	2.31	1.02	88.70	NM	129.95	10.79	131.22	NM	NA	NA	NM
FSBH	First Southern Bank	7.97	7.97	1.41	15.25	1.41	15.25	0.91	149.26	NA	NA	NA	NA	NA	NA	NA	NA
FLEW	Fleetwood Bank Corporation	7.88	7.88	0.54	6.22	0.54	6.22	0.10	635.80	12.41	79.60	NA	79.60	12.41	2.00	2.89	35.85
FBIP	FNB Bancorp, Inc.	7.66	7.66	0.83	8.95	0.82	8.91	0.16	262.24	NA	NA	NA	NA	NA	3.72	2.74	NA
FIDS	FNB, Inc.	8.63	8.63	0.88	9.55	0.88	9.55	0.07	NM	8.63	81.92	7.07	81.92	8.63	1.20	4.00	34.52
FGFH	Foresight Financial Group, Inc.	NA	NA	0.81	NA	NA	NA	NA	NA	10.51	77.26	NA	77.44	NA	0.44	1.38	13.23
FHLB	Friendly Hills Bancorp	9.37	9.20	0.47	5.11	0.53	5.67	0.00	NM	19.33	96.37	9.03	98.35	17.50	NA	NA	NM
FXLG	FS Bancorp	9.27	9.05	1.56	16.36	1.53	16.03	NA	NA	7.97	122.03	11.30	125.33	8.14	2.80	5.01	24.96
GLNV	Glenville Bank Holding Company, Inc.	6.39	NA	NA	NA	NA	NA	0.16	536.49	NA	41.07	NA	41.35	NA	2.00	2.22	NA
GSBX	Golden State Bancorp	6.48	6.48	-0.04	-0.58	-0.04	-0.58	NA	NA	NM	105.01	6.81	105.01	NM	NA	NA	NM
GVYB	Golden Valley Bancshares, Inc.	8.33	8.33	1.11	13.48	1.11	13.48	NA	NA	9.13	115.40	9.61	115.40	NA	0.00	0.00	NM
GABK	Grand Bank Corp.	18.54	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	120.00	1.52	NA
GTPS	Great American Bancorp, Inc.	8.81	8.60	0.49	5.40	0.49	5.40	NA	NA	13.69	73.35	6.46	75.31	13.69	0.68	2.04	27.87
GUAA	Guaranty Bancorp, Inc.	7.92	7.92	0.69	7.60	0.62	6.82	0.13	724.07	10.23	79.94	6.33	79.94	NA	0.00	0.00	NM
HMLN	Hamlin Bank and Trust Company	19.95	19.95	3.27	15.99	1.08	5.31	0.45	264.35	7.40	113.52	22.65	113.52	NA	11.00	3.96	29.29
HRBK	Harbor Bankshares Corporation	2.99	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.00	0.00	NA
HFBK	Harford Bank	9.16	9.16	0.99	10.69	1.01	10.84	1.10	89.13	8.55	87.51	8.02	87.51	8.43	0.72	2.49	20.71
HCBN	HCB Financial Corp.	8.41	8.41	0.75	8.44	NA	NA	NA	NA	9.93	82.13	6.91	82.13	NA	0.76	2.71	31.56
HRGG	Heritage NOLA Bancorp, Inc.	14.66	14.66	0.69	4.44	0.69	4.44	NA	NA	18.12	83.40	12.23	83.40	18.12	NA	NA	NM
HFBA	HFB Financial Corporation	10.70	10.70	0.82	8.45	0.78	8.09	1.01	137.06	NA	NA	NA	NA	NA	0.80	2.62	NA
HBSI	Highlands Bankshares, Inc.	11.85	11.56	0.75	6.02	0.74	5.96	NA	NA	15.00	88.98	10.54	91.52	15.15	1.68	4.48	64.80
HBIA	Hills Bancorporation	10.83	10.78	1.27	11.81	1.33	12.32	0.42	215.80	12.44	141.77	15.36	142.60	11.92	0.94	1.45	18.04
HCKG	Hocking Valley BancShares, Inc.	10.80	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	1.20	0.15	NA
HWIS	Home Bancorp Wisconsin, Inc.	10.46	10.46	1.35	13.25	1.35	13.25	NA	NA	8.56	111.44	11.66	111.44	8.56	NA	NA	NM
HWEN	Home Financial Bancorp	11.02	11.02	-0.89	-7.67	0.55	4.78	NA	NA	NM	152.74	16.83	152.74	30.97	0.16	1.48	NM
HLFN	Home Loan Financial Corporation	12.71	12.71	1.55	12.38	1.55	12.38	NA	NA	12.77	152.59	19.39	152.59	12.77	1.08	3.09	66.06
HONT	Honat Bancorp, Inc.	13.30	13.30	1.43	10.34	1.40	10.15	NA	NA	15.45	153.88	20.47	153.88	15.75	1.92	1.55	23.92
HRRB	Horizon Bancorp, Inc. (Lake Havasu City, AZ)	6.68	6.68	1.01	15.03	NA	NA	0.49	196.40	7.08	98.69	6.60	98.69	NA	NA	NA	NM
HVLM	Huron Valley Bancorp, Inc.	8.10	8.10	0.87	10.22	NA	NA	NA	NA	10.40	101.45	8.22	101.45	NA	0.00	0.00	NM
IBWC	IBW Financial Corporation	8.50	8.45	1.51	19.13	1.54	19.51	1.75	55.99	NA	40.76	3.43	41.02	NA	0.25	0.76	NA
IFBH	IFB Holdings, Inc.	19.07	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.50	0.77	NA
IOFB	Iowa First Bancshares Corp.	NA	NA	0.42	NA	NA	NA	NA	NA	17.86	NA	NA	NA	NA	0.60	1.71	30.10
JBTC	JBT Bancorp Inc.	8.05	8.05	0.92	11.06	NA	NA	NA	NA	9.43	100.91	8.12	100.91	NA	0.84	3.15	29.33
JFWV	Jefferson Security Bank	7.59	7.59	0.88	10.99	0.87	10.94	1.16	58.97	9.06	96.79	7.35	96.79	9.10	2.10	1.93	17.05
JTNB	JTNB Bancorp, Inc.	10.52	10.17	1.09	10.07	0.96	8.91	0.23	205.83	NA	NA	NA	NA	NA	0.24	1.37	NA
JUVF	Juniata Valley Financial Corp.	8.82	7.80	0.80	8.39	0.75	7.89	0.26	190.26	13.03	112.21	9.90	128.31	13.86	0.88	5.32	69.29
KEFI	Keweenaw Financial Corporation	9.20	NA	1.37	12.67	1.39	12.81	NA	NA	8.41	99.48	9.15	NA	8.31	1.36	1.76	14.47
KLIB	Killbuck Bancshares, Inc.	8.99	8.82	0.89	8.75	0.88	8.63	0.08	682.25	NA	NA	NA	NA	NA	3.40	2.18	NA
KSBI	KS Bancorp, Inc.	6.42	6.42	1.10	17.14	NA	NA	NA	NA	8.14	129.61	8.32	129.61	NA	0.64	1.60	10.16
LKSB	Lakeside Bancshares, Inc.	7.61	7.56	0.43	4.65	0.43	4.65	0.12	656.19	NA	NA	NA	NA	NA	NA	NA	NA
LWCL	Lewis & Clark Bancorp	8.67	NA	0.77	7.08	NA	NA	NA	NA	14.92	NA	NA	NA	NA	0.30	0.88	13.16
LIBC	Liberty Bancorp (South San Francisco, CA)	7.81	7.81	0.28	3.61	0.28	3.61	NA	NA	31.11	110.28	8.61	110.28	31.11	0.00	0.00	NM
LBSI	Liberty Bancshares, Inc. (Ada, OH)	12.58	12.29	1.24	9.73	1.24	9.72	NA	NA	10.50	NA	NA	NA	10.50	1.50	2.46	24.96
LNKB	LINKBANCORP, Inc.	10.23	9.94	1.00	9.69	1.10	10.69	NA	841.84	24.20	198.93	20.35	205.43	21.96	NA	NA	NM
MFBP	M&F Bancorp, Inc.	11.52	11.52	0.68	7.26	NA	NA	NA	NA	7.17	62.79	4.41	62.79	NA	0.02	0.26	3.77
MCBK	Madison County Financial, Inc.	17.07	NA	1.62	8.95	NA	NA	NA	NA	12.11	107.04	18.27	110.36	NA	0.63	1.88	22.74
MSWV	Main Street Financial Services Corp.	8.47	8.47	0.92	10.49	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.40	2.58	NA
MLGF	Malaga Financial Corporation	NA	NA	1.45	NA	1.45	NA	NA	NA	10.04	NA	NA	NA	10.04	1.00	4.00	48.79
MBOF	Marine Bancorp of Florida, Inc.	5.86	NA	1.00	16.34	NA	NA	NA	NA	6.86	NA	NA	NA	NA	NA	NA	NM
MCHT	Mauch Chunk Trust Financial Corp.	8.00	8.00	0.72	7.81	0.44	4.78	0.04	NM	11.38	96.34	7.71	96.34	18.56	0.32	2.58	28.44

MBKL	MBT Bancshares, Inc.	8.28	8.28	0.84	9.54	0.84	9.48	0.17	409.75	12.22	113.51	9.40	113.51	12.29	1.00	4.12	50.30
MCHN	Mchenry Bancorp, Inc.	8.38	8.38	NA	NA	NA	NA	0.83	108.61	NA	NA	NA	NA	NA	NA	NA	NA
MKIN	MCNB Banks, Inc.	11.10	11.10	0.81	7.21	0.62	5.46	7.36	18.49	NA	60.66	6.73	60.66	NA	0.00	0.00	NA
MCHB	Mechanics Bank	13.00	8.39	0.64	4.85	0.74	5.67	0.26	270.37	16.34	78.25	10.17	127.62	13.99	0.00	0.00	139.91
MFGI	Merchants Financial Group, Inc.	8.36	7.07	1.20	14.60	NA	NA	NA	NA	6.38	88.01	7.36	105.56	NA	1.60	2.19	13.54
MDVT	Middlebury National Corporation	8.21	8.21	0.98	11.49	NA	NA	NA	NA	7.92	87.62	7.19	87.62	NA	1.12	2.57	20.04
MCPH	Midland Capital Holdings Corp.	7.98	7.98	-0.66	-7.31	-0.66	-7.31	0.75	34.77	NM	43.99	3.51	43.99	NM	0.08	0.00	NM
MIFF	Mifflinburg Bancorp, Inc.	10.03	10.03	1.10	10.74	NA	NA	NA	NA	9.85	103.62	10.39	103.62	NA	1.24	0.00	NM
MSBC	Mission Bancorp	7.68	7.67	1.37	17.46	NA	NA	NA	NA	9.91	160.83	12.35	161.01	NA	NA	NA	NM
MPCB	Mountain Pacific Bancorp, Inc.	9.26	9.26	1.00	11.85	NA	NA	NA	NA	NA	112.84	8.66	112.84	NA	NA	NA	NA
MPHX	MPB BHC, INC.	9.98	NA	1.77	16.10	1.77	16.10	0.01	NM	10.67	154.53	15.41	151.55	10.67	NA	NA	NM
NACB	National Capital Bancorp Inc.	8.31	8.31	0.68	7.88	NA	NA	NA	NA	13.72	105.59	8.78	105.59	NA	2.20	1.10	11.32
NCXS	NBC Bancorp, Inc.	8.38	NA	NA	NA	NA	NA	NA	NA	NA	69.42	NA	NA	NA	1.30	2.55	NA
NEFB	Neffs Bancorp, Inc.	16.43	16.43	0.88	4.86	0.88	4.86	0.33	157.80	NA	127.57	NA	127.57	NA	8.00	1.37	NA
NWPP	New Peoples Bankshares, Inc.	7.64	7.64	0.78	10.42	0.78	10.42	NA	NA	8.27	84.37	6.45	84.37	8.27	NA	NA	NM
NTBP	New Tripoli Bancorp, Inc.	11.16	11.16	1.33	11.47	1.30	11.23	0.76	134.87	NA	NA	NA	NA	NA	40.00	2.61	NA
NMBF	Nmb Financial Corp	9.54	9.49	0.81	8.83	0.81	8.83	0.69	264.06	NA	NA	NA	NA	NA	NA	NA	NA
NODB	North Dallas Bank & Trust Co.	NA	NA	0.54	NA	NA	NA	NA	NA	24.84	117.41	NA	117.41	NA	1.00	1.29	41.67
NRLB	Northern California Bancorp, Inc.	7.42	NA	NA	NA	NA	NA	NA	NA	NA	81.66	6.06	NA	NA	0.00	0.00	NA
NCNB	Northern California National Bank	8.52	8.52	0.94	10.32	0.61	6.67	1.13	77.99	NA	157.28	NA	157.28	NA	0.00	0.00	NA
NUBC	Northumberland Bancorp	9.59	9.59	0.80	7.80	0.76	7.45	0.22	265.25	10.91	83.50	8.00	83.50	11.43	0.92	2.39	25.21
BKOR	Oak Ridge Financial Services, Inc.	8.41	8.41	1.02	12.68	1.03	12.79	NA	NA	8.30	98.57	8.29	98.57	8.22	0.28	1.58	12.21
OAKV	Oak View National Bank	8.76	8.76	0.73	8.12	0.87	9.71	0.00	NM	11.71	91.99	8.06	91.99	9.88	0.16	0.00	5.48
OCNB	Oconomowoc Bancshares, Inc.	8.55	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	4.30	0.98	NA
ORBN	Oregon Bancorp, Inc.	18.07	18.07	8.46	52.52	8.46	52.52	NA	NA	3.20	148.83	26.90	148.83	NA	1.04	0.00	2.82
ORPB	Oregon Pacific Bancorp	6.97	6.97	1.17	16.00	1.17	16.00	NA	NA	7.28	106.39	7.42	106.39	7.28	0.00	0.00	NM
OXBC	Oxford Bank Corporation	8.30	NA	1.39	18.59	NA	NA	NA	NA	6.78	123.39	NA	124.69	NA	0.00	0.00	NM
PFBN	Pacific Alliance Bank	12.18	12.18	0.86	7.34	0.69	5.90	0.00	NM	9.28	66.53	8.11	66.53	11.51	0.10	1.11	10.31
PEBN	Pacific Enterprise Bancorp	9.43	NA	0.86	9.40	0.86	9.40	NA	NA	12.93	110.39	10.41	114.91	12.93	NA	NA	NM
PVBK	Pacific Valley Bank	8.68	8.68	0.94	10.60	0.94	10.60	0.17	615.37	10.10	102.12	8.87	102.12	10.10	NA	NA	NM
PWBO	Pacific West Bank	12.09	NA	0.28	1.94	0.28	1.95	0.17	388.30	NM	121.90	14.74	NA	NM	NA	NA	NM
PGNN	Paragon Financial Solutions, Inc.	10.34	10.27	0.67	6.62	0.66	6.56	0.13	NM	13.85	89.91	9.30	90.57	13.97	NA	NA	NM
PBKX	Partners Bank of California	8.51	8.51	0.70	7.92	0.70	7.92	0.06	NM	NA	NA	NA	NA	NA	NA	NA	NA
IDFB	Peak Bancorp Inc.	5.73	5.73	0.63	16.02	NA	NA	NA	NA	7.52	111.05	6.37	111.05	NA	NA	NA	NM
PEBA	Penn Bancshares, Inc.	8.66	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.00	0.00	NA
PPBB	Peoples Bancorp	8.98	8.98	0.93	8.87	NA	NA	0.31	441.14	NA	NA	NA	NA	NA	0.00	0.00	NA
PEBC	Peoples Bancorp, Inc.	9.69	8.65	0.61	5.94	0.68	6.53	1.09	108.22	12.93	75.87	7.35	86.03	11.76	0.72	2.30	29.71
PBCO	People’s Bank of Commerce	9.31	NA	1.55	15.95	NA	NA	NA	NA	6.96	105.57	9.83	116.21	NA	0.00	0.00	NM
PPLL	Peoples Ltd.	NA	NA	1.48	NA	NA	NA	NA	NA	7.83	NA	NA	NA	NA	2.28	3.21	30.10
PPAL	Peoples Trust Company of St. Albans	10.08	10.08	0.73	6.99	0.73	6.99	0.63	125.62	NA	NA	NA	NA	NA	0.95	1.38	NA
PPSF	Peoples-Sidney Financial Corporation	12.06	12.06	0.52	4.09	0.52	4.09	0.52	160.99	NA	NA	NA	NA	NA	0.24	2.50	NA
PCLB	Pinnacle Bancshares, Inc.	10.67	10.59	1.20	10.80	1.20	10.80	NA	NA	9.46	95.95	10.24	96.81	9.46	0.88	2.60	22.91
PBKC	Pioneer Bankcorp, Inc.	7.61	7.61	0.95	11.70	NA	NA	NA	NA	8.45	95.19	7.24	95.19	NA	0.60	1.66	13.99
PNBI	Pioneer Bankshares, Inc.	11.07	10.96	1.25	10.27	NA	NA	NA	NA	8.45	89.40	9.90	90.43	NA	0.96	3.36	28.11
PONT	Pontiac Bancorp, Inc.	15.58	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	7.00	1.50	NA
PTBS	Potomac Bancshares, Inc.	8.47	8.47	0.90	10.49	NA	NA	NA	NA	11.86	120.63	10.21	120.63	NA	0.32	1.93	21.43
PRMY	Primary Bank	9.00	9.00	1.11	11.84	1.11	11.84	0.39	198.58	NA	NA	NA	NA	NA	NA	NA	NA
QNBC	QNB Corp.	8.72	8.72	1.15	13.00	0.90	10.15	0.79	89.51	7.73	95.12	8.29	95.12	9.89	1.40	3.81	29.05
QRRY	Quarry City Savings & Loan Association	13.18	13.18	0.37	2.62	0.37	2.62	1.05	61.86	24.71	64.18	8.46	64.18	24.71	NA	NA	NM
RBAZ	RBAZ Bancorp, Inc.	10.22	10.22	0.87	9.76	0.87	9.79	0.11	514.06	10.10	70.00	7.16	70.00	10.07	0.00	0.00	NM
RWCB	Redwood Capital Bancorp	6.68	6.68	1.11	15.46	1.11	15.46	NA	NA	7.35	106.59	7.12	106.59	7.35	0.28	1.40	10.26
REDW	Redwood Financial, Inc.	8.49	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	2.00	1.66	NA
RCBC	River City Bank	8.62	8.62	1.25	15.20	1.17	14.20	0.00	NM	9.28	133.72	NA	133.72	9.93	1.26	0.48	4.44
RVRF	River Financial Corporation	7.73	6.41	1.18	13.69	1.21	14.04	NA	NA	8.45	110.18	8.52	134.68	8.25	0.40	1.38	11.66
RVCB	River Valley Community Bancorp	9.62	9.62	1.05	11.49	NA	NA	NA	NA	11.28	121.07	11.65	121.07	NA	NA	NA	NM
SBBI	S.B.C.P. Bancorp, Inc.	7.60	6.51	0.97	12.43	NA	NA	NA	NA	7.23	83.84	6.37	98.99	NA	1.64	1.73	12.40
SVVB	Savi Financial Corporation, Inc.	7.79	NA	0.70	8.62	NA	NA	NA	NA	15.85	99.90	7.78	105.81	NA	NA	NA	NM
SCYT	Security Bancorp, Inc.	9.65	9.65	0.95	9.45	NA	NA	NA	NA	9.96	NA	NA	NA	NA	1.00	1.51	15.04
SFDL	Security Federal Corporation	9.60	9.51	0.87	9.13	0.84	8.76	NA	NA	10.22	89.44	8.59	90.38	10.65	0.44	1.39	13.87
SNLC	Security National Corporation	11.16	11.02	1.00	9.18	1.01	9.19	0.98	128.00	NA	NA	NA	NA	NA	1.20	0.96	15.05
SFSA	Sidney Federal Savings and Loan Association	5.99	5.99	-1.62	-23.10	-1.62	-23.10	0.15	558.62	NM	67.53	4.05	67.53	NA	NA	NA	NM
SGBG	Signature Bank of Georgia	10.96	10.96	1.04	9.80	1.04	9.80	2.74	NM	NA	NA	NA	NA	NA	NA	NA	NA
SLRK	Solera National Bancorp, Inc.	10.18	10.18	1.96	18.85	1.67	16.06	NA	NA	5.47	92.07	9.37	92.07	NA	NA	NA	NM
SOBS	Solvay Bank Corp.	8.76	8.76	0.76	8.14	0.75	8.02	0.45	150.65	NA	NA	NA	NA	NA	1.48	3.69	NA
SOME	Somerset Trust Holding Company	7.58	7.57	0.81	10.40	0.80	10.21	NA	NA	7.75	NA	NA	NA	7.90	1.52	3.65	28.12
SEBC	Southeastern Banking Corporation	11.42	11.42	1.33	11.01	1.32	10.97	NA	NA	9.56	101.54	11.60	101.54	9.59	0.64	2.94	27.19
SBNC	Southern BancShares (N.C.), Inc.	10.48	9.89	3.43	34.63	1.06	10.68	0.14	529.10	3.25	95.50	9.97	101.87	10.57	20.00	0.39	1.19
BCAL	Southern California Bancorp	9.76	8.66	0.25	2.71	0.66	7.11	NA	NA	NM	110.91	10.83	126.52	16.58	NA	NA	NM
SCBS	Southern Community Bancshares, Inc.	9.24	9.24	0.68	7.42	0.64	7.05	2.76	45.24	NA	NA	NA	NA	NA	0.06	0.43	NA
SOMC	Southern Michigan Bancorp, Inc.	8.50	7.37	1.01	11.10	1.01	11.13	NA	NA	9.01	95.48	8.12	111.41	8.98	0.48	2.41	21.22
SOUB	SouthPoint Bancshares, Inc.	7.62	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
SFIG.A	STAR Financial Group, Inc.	8.98	8.89	1.07	10.99	0.98	10.06	0.53	130.59	NA	NA	NA	NA	NA	1.20	1.64	NA
STBK	Studio Bank	11.57	11.57	0.73	6.12	0.73	6.12	0.00	NM	NA	NA	NA	NA	NA	NA	NA	NA
SMAL	Summit Bancshares, Inc.	11.20	11.20	0.88	7.49	0.88	7.49	0.23	586.62	16.56	121.50	13.61	121.50	16.56	0.36	0.95	15.69
SBKO	Summit Bank Group, Inc.	8.40	8.40	1.35	16.68	1.35	16.68	NA	NA	10.94	169.26	14.21	169.26	10.94	NA	NA	NM
SRYB	Surrey Bancorp	11.36	NA	1.29	11.12	1.13	9.78	NA	NA	11.11	122.95	13.97	120.63	12.65	0.42	2.80	46.30
SQCF	Susquehanna Community Financial, Inc.	9.77	9.77	1.17	10.60	1.18	10.62	0.11	543.38	9.95	100.82	NA	100.82	9.93	0.88	4.63	49.21
TVLF	Tennessee Valley Financial Holdings, Inc.	6.76	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
ADKT	The Adirondack Trust Company	9.19	7.98	0.60	6.12	0.62	6.39	0.16	890.08	NA	101.31	NA	118.43	NA	51.50	2.78	NA
BAOB	The Baraboo Bancorporation, Inc.	9.81	9.81	0.70	6.88	0.70	6.88	0.77	193.87	NA	NA	NA	NA	NA	0.08	1.95	NA
FAHE	The Fahey Banking Company	17.81	17.81	1.23	7.00	1.09	6.18	2.63	42.04	NA	NA	NA	NA	NA	80.00	0.00	NA
FSDK	The First Citizens National Bank of Upper Sandusky	11.97	11.92	0.36	2.70	0.36	2.66	0.23	323.19	27.55	76.59	9.17	76.96	27.94	2.24	2.26	62.38
FIGR	The First National Bank of Groton	14.09	14.09	1.04	7.38	1.04	7.38	1.61	54.89	14.12	102.55	14.45	102.55	14.12	17.30	3.46	52.97
SRNN	The Southern Banc Company, Inc.	11.08	11.08	0.45	3.88	0.45	3.88	1.10	66.69	13.19	53.78	5.96	53.78	13.19	0.00	0.00	NM
TDCB	Third Century Bancorp	9.16	9.16	0.83	8.73	NA	NA	NA	NA	10.92	91.25	8.36	91.25	NA	0.36	2.21	22.82
THVB	Thomasville Bancshares, Inc.	8.66	8.37	1.71	19.45	1.71	19.45	0.11	NM	NA	395.63	NA	411.75	NA	1.60	2.38	NA
TMAK	Touchmark Bancshares, Inc.	14.64	NA	1.63	12.24	NA	NA	NA	NA	5.85	68.04	9.96	NA	NA	0.00	0.00	NM
TSBA	Touchstone Bankshares Inc.	9.11	8.95	0.64	6.92	0.67	7.23	NA	NA	11.41	76.45	6.95	77.90	10.92	0.28	2.38	27.18

TWCF	Town and Country Financial Corporation	9.24	NA	1.20	14.02	NA	NA	NA	NA	6.95	91.32	8.44	NA	NA	0.40	1.54	9.89
TRBK	Traditions Bancorp, Inc.	9.80	9.80	1.44	14.22	1.62	15.97	NA	NA	7.21	98.29	9.64	98.29	6.42	NA	NA	13.51
TRCY	Tri City Bankshares Corporation	9.77	9.77	0.80	7.67	NA	NA	NA	NA	13.74	104.77	10.24	104.77	NA	0.52	2.32	31.90
TBBC	Triad Business Bank	16.59	16.59	-1.16	-5.89	-1.23	-6.21	0.00	NM	NM	121.44	20.15	121.44	NM	NA	NA	NM
TYBT	Trinity Bank, N.A.	11.00	11.00	1.41	13.08	1.41	13.08	0.08	NM	15.91	186.23	20.49	186.23	15.91	1.38	1.88	29.44
TRUX	Truxton Corporation	9.60	9.60	1.75	16.93	1.75	16.93	NA	NA	14.01	224.84	21.58	224.84	14.01	1.20	1.95	49.66
UNPA	UNB Corp.	8.89	8.89	0.32	3.30	0.23	2.35	0.05	NM	15.38	52.52	4.67	52.52	21.55	2.00	1.51	29.03
UFCP	Union Financial Corporation	7.13	6.83	0.60	9.13	NA	NA	NA	NA	8.15	76.29	5.44	79.86	NA	0.12	2.38	19.35
UNBK	United National Bank	13.10	13.10	1.30	9.27	1.30	9.27	2.14	94.43	NA	NA	NA	NA	NA	NA	NA	NA
USMT	US Metro Bancorp, Inc.	7.94	NA	1.16	14.29	NA	NA	NA	NA	7.64	98.59	7.82	NA	NA	NA	NA	NM
VERF	Versailles Financial Corporation	18.76	18.76	0.30	1.49	0.30	1.49	0.00	NM	NM	81.62	15.32	81.62	NM	0.50	1.79	104.17
WTBF.B	W.T.B. Financial Corporation	7.84	7.84	0.86	10.34	NA	NA	NA	NA	12.03	123.70	9.70	123.70	NA	7.40	1.90	22.82
WBZB	Washington Business Bank	NA	NA	NA	NA	NA	NA	NA	NA	8.93	104.21	NA	104.21	NA	NA	NA	NM
WCFB	WCF Bancorp, Inc.	19.15	NA	0.19	0.96	NA	NA	NA	NA	NA	67.34	12.90	NA	NA	0.20	2.45	NA
WSSH	West Shore Bank Corp.	7.96	7.64	0.75	8.82	0.72	8.42	1.05	82.65	NA	NA	NA	NA	NA	0.88	3.12	NA
WDFN	Woodlands Financial Services Company	8.82	8.82	1.01	10.72	1.00	10.67	NA	NA	8.76	90.14	7.95	90.14	8.80	1.08	3.55	30.26
WOBK	Woodsboro Bank	7.24	7.24	0.56	7.06	0.56	7.06	0.37	369.02	NA	70.73	NA	70.73	NA	0.16	0.36	NA
BCTF	Bancorp 34, Inc.	9.37	9.35	0.75	7.53	NA	NA	NA	NA	10.79	83.42	NA	83.58	NA	0.20	1.61	21.74
BERK	Berkshire Bancorp Inc.	23.18	23.18	0.17	0.73	0.17	0.70	NA	NA	NM	95.60	22.16	95.60	NM	0.00	0.00	NM
CIBH	CIB Marine Bancshares, Inc.	14.20	NA	1.21	8.93	1.22	8.97	0.29	519.26	6.93	53.88	5.25	NA	6.90	NA	NA	NM
CMUV	CMUV Bancorp	NA	NA	1.55	NA	1.61	NA	NA	NA	7.41	NA	NA	NA	7.15	0.40	3.33	28.40
CHBH	Croghan Bancshares, Inc.	12.67	NA	1.45	11.34	NA	NA	NA	NA	9.43	102.78	13.02	127.38	NA	2.16	3.38	30.78
EFBI	Eagle Financial Bancorp, Inc.	17.66	17.66	1.23	6.81	1.23	6.81	NA	NA	13.35	NA	NA	NA	13.35	0.20	1.08	17.99
FMBL	Farmers & Merchants Bank of Long Beach	11.15	11.15	0.96	8.43	0.96	8.43	0.45	155.68	10.90	87.31	9.74	87.31	10.90	108.00	1.31	12.68
FBTT	First Bankers Trustshares, Inc.	9.01	8.77	0.65	6.76	0.65	6.74	1.07	105.26	13.30	90.51	8.15	93.19	13.34	0.72	2.30	30.21
FNRN	First Northern Community Bancorp	8.31	8.31	0.77	8.81	0.77	8.78	0.95	88.54	11.10	96.78	8.04	96.78	11.14	NA	NA	NM
INFT	Infinity Bank (Santa Ana, CA)	12.94	12.94	0.31	2.39	0.31	2.39	0.50	178.56	NM	111.02	14.37	111.02	NM	NA	NA	NM
JFBC	Jeffersonville Bancorp	11.28	11.28	0.88	7.43	NA	NA	NA	NA	15.77	113.15	12.76	113.15	NA	0.60	2.93	46.15
JMSB	John Marshall Bancorp, Inc.	9.45	9.45	1.08	11.04	1.08	11.00	0.02	NM	12.27	128.54	12.15	128.54	12.32	NA	NA	NM
LFGP	Ledyard Financial Group, Inc.	9.90	9.90	1.08	11.09	0.96	9.86	NA	NA	11.28	120.91	11.98	120.91	12.70	0.80	3.14	34.51
LOGN	Logansport Financial Corp.	11.44	11.44	1.72	14.42	1.46	12.25	NA	NA	7.19	103.12	11.79	103.12	8.47	1.60	3.39	54.79
MNBO	MNB Holdings Corporation	12.72	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.00	0.00	NA
MYBF	Muncy Bank Financial, Inc.	10.21	10.21	1.42	14.10	1.30	12.92	NA	NA	8.28	109.63	11.19	109.64	9.04	1.48	3.78	30.97
NIDB	Northeast Indiana Bancorp, Inc.	11.70	11.67	1.73	15.15	NA	NA	0.59	184.41	7.48	108.72	12.70	109.02	NA	1.12	2.59	36.68
NWYF	Northway Financial, Inc.	8.17	7.41	0.74	8.88	0.38	4.55	NA	NA	10.39	89.16	7.28	99.13	20.30	0.70	2.19	22.73
PBNK	Pinnacle Bank	8.90	NA	0.97	10.86	NA	NA	NA	NA	11.45	115.56	10.29	118.21	NA	NA	NA	NM
QNTO	Quaint Oak Bancorp, Inc.	6.30	5.70	0.92	16.73	0.89	15.24	0.09	NM	8.00	116.04	6.87	130.07	8.23	0.44	2.44	17.78
SUGR	Sugar Creek Financial Corp.	10.37	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.00	0.00	NA
FBPA	The Farmers Bank of Appomattox	12.32	12.32	1.02	7.72	1.00	7.54	0.73	53.80	11.98	92.52	11.40	92.52	12.26	1.00	3.33	41.13
UNTN	United Tennessee Bankshares, Inc.	9.27	9.27	0.56	5.22	NA	NA	NA	NA	14.61	77.50	7.19	77.50	NA	0.57	2.35	34.34
UNIB	University Bancorp, Inc.	9.45	9.32	9.12	73.45	8.50	75.59	0.18	345.13	NA	155.41	NA	158.46	NA	0.30	1.95	NA
FISB	1st Capital Bancorp	8.13	8.13	0.75	8.15	0.75	8.15	NA	NA	12.96	99.22	8.07	99.22	12.96	NA	NA	NM
ALPI.B	Alpine Banks of Colorado	6.91	6.62	1.10	15.30	1.10	15.27	0.26	301.11	5.03	72.38	4.99	75.72	5.05	0.64	1.68	6.35
AMBZ	American Business Bank	7.04	7.03	1.00	14.40	1.05	15.06	0.01	NM	9.43	123.48	8.69	123.51	9.01	NA	NA	NM
ARBV	American Riviera Bank	7.89	7.48	1.08	12.72	1.09	12.76	0.30	274.63	9.08	108.81	8.59	115.37	9.05	NA	NA	NM
BOID	Bank of Idaho Holding Company	9.08	9.08	0.98	10.25	1.00	10.41	NA	NA	11.68	114.81	10.43	114.81	11.50	NA	NA	NM
BSFO	Bank of San Francisco	7.70	NA	1.13	15.87	1.13	15.87	NA	NA	7.29	107.39	8.27	112.55	7.29	NA	NA	NM
BFCC	BankFirst Capital Corporation	8.50	6.49	0.93	11.03	NA	NA	NA	NA	9.77	101.86	8.66	136.47	NA	0.50	1.69	16.56
FHBI	BayFirst Financial Corp.	7.75	NA	2.04	45.43	2.04	45.43	NA	NA	3.51	122.33	8.47	NA	3.51	0.28	1.08	3.69
BHWB	Blackhawk Bancorp, Inc.	7.44	6.61	1.17	12.67	1.17	12.67	0.76	110.24	8.61	102.92	7.65	116.81	8.60	0.44	1.22	10.53
BNCC	BNCCORP, Inc.	12.75	12.75	3.64	30.50	NA	NA	NA	NA	3.61	109.47	13.96	109.47	NA	NA	NA	71.24
TYCB	Calvin B. Taylor Bankshares, Inc.	11.58	11.58	1.11	8.42	1.03	7.85	NA	NA	12.45	102.48	11.86	102.48	13.36	1.16	3.22	40.14
CSHX	Cashmere Valley Bank	10.93	10.52	1.41	11.98	1.41	11.97	0.80	80.68	10.20	117.81	12.87	122.92	10.14	1.60	2.24	22.17
CBBI	CBB Bancorp, Inc.	10.62	NA	1.31	11.29	1.38	11.97	0.32	291.46	7.12	75.65	8.03	78.47	6.72	0.24	1.94	6.27
CTUY	Century Next Financial Corporation	10.46	NA	0.79	7.48	0.79	7.48	NA	NA	13.58	105.54	11.04	NA	13.58	0.27	0.83	11.32
CPKF	Chesapeake Financial Shares, Inc.	NA	NA	1.30	13.50	1.25	12.99	NA	NA	9.11	115.79	NA	115.79	9.47	0.52	1.78	16.07
CBAF	CITBA Financial Corporation	9.85	9.85	0.99	9.17	0.99	9.17	0.28	273.43	9.31	84.24	8.30	84.24	9.31	0.60	2.14	18.88
CBTN	Citizens Bancorp Investment, Inc.	9.21	7.91	1.13	10.22	1.14	10.35	NA	NA	22.17	219.13	20.18	258.81	21.90	NA	NA	NM
CNBN	CNB Bank Shares, Inc.	9.77	8.33	1.00	9.97	1.00	9.97	1.41	49.67	NA	93.69	NA	115.56	NA	0.48	2.09	NA
CNBB	CNB Community Bancorp, Inc.	7.35	7.12	1.15	15.64	NA	NA	NA	NA	8.19	120.01	8.82	124.20	NA	1.08	2.49	24.01
CCNB	Coastal Carolina Bancshares, Inc.	7.97	7.54	0.85	9.76	NA	NA	NA	NA	10.99	102.81	8.20	109.18	NA	NA	NA	NM
COSO	CoastalSouth Bancshares, Inc.	8.70	8.32	0.90	9.88	NA	NA	0.30	240.01	13.36	121.54	10.58	127.74	NA	NA	NA	NM
CBWA	Commencement Bancorp Inc.	9.48	9.28	0.74	7.80	0.75	7.89	0.57	148.06	14.13	106.66	10.12	109.29	NA	NA	NA	NM
CNAF	Commercial National Financial Corporation	14.52	14.52	1.08	6.94	1.06	6.57	NA	NA	12.63	87.50	12.70	87.50	12.85	1.04	5.21	129.11
CFST	Communities First Financial Corporation	7.97	7.97	1.83	23.82	NA	NA	NA	NA	8.56	175.57	13.99	175.57	NA	NA	NA	NM
CMTV	Community Bancorp	8.72	7.57	1.35	15.80	1.26	14.80	0.65	129.12	8.68	133.56	11.45	156.41	9.26	0.88	4.45	35.96
CYSM	Community Bancorp of Santa Maria	7.76	7.76	0.75	9.24	NA	NA	NA	NA	NA	84.92	NA	84.92	NA	0.15	1.34	NA
ALBY	Community Capital Bancshares, Inc.	NA	NA	0.74	10.38	NA	NA	NA	NA	8.96	88.27	NA	88.27	NA	0.00	0.00	NM
CBKM	Consumers Bancorp, Inc.	8.38	8.27	1.17	13.38	NA	NA	NA	NA	6.45	83.22	6.98	84.51	NA	0.64	3.33	20.30
CWBK	CW Bancorp	6.28	6.04	1.22	19.66	NA	NA	NA	NA	8.09	143.81	9.04	150.10	NA	0.80	2.67	21.56
DBIN	Dacotah Banks, Inc.	11.10	10.79	0.93	8.27	0.93	8.27	NA	NA	12.64	101.13	11.22	104.35	12.64	0.64	1.94	33.33
DMKB.A	Denmark Bancshares, Inc.	10.26	10.26	NA	NA	NA	NA	NA	NA	NA	117.26	12.03	117.26	NA	0.60	2.40	NA
DSBX	Dogwood State Bank	15.55	14.59	0.29	2.07	0.27	1.95	0.06	997.69	NA	NA	NA	NA	NA	NA	NA	NA
EFSI	Eagle Financial Services, Inc.	8.83	8.83	1.05	11.27	1.02	10.98	0.56	125.90	10.03	110.38	9.74	110.38	10.29	1.12	3.25	31.40
EMYB	Embassy Bancorp, Inc.	7.65	7.65	1.07	13.53	1.07	13.51	0.22	333.83	9.59	124.85	9.55	124.85	9.60	0.30	1.56	14.93
ENBP	ENB Financial Corp	8.61	8.61	1.02	11.39	0.97	10.83	NA	NA	8.37	90.22	7.77	90.22	8.80	0.68	3.09	25.10
EQFN	Equitable Financial Corp.	9.24	8.88	0.93	9.86	0.97	10.22	0.59	204.29	9.93	93.02	8.59	97.11	9.58	NA	NA	NM
ESBS	ES Bancshares, Inc.	7.11	7.00	0.58	8.56	0.58	8.56	NA	NA	11.65	90.70	6.45	92.15	11.65	NA	NA	NM
FMBM	F & M Bank Corp.	9.07	8.80	1.19	12.53	1.10	11.64	1.06	74.30	8.17	95.62	8.31	98.94	8.79	1.04	3.65	29.80
FMCB	Farmers & Merchants Bancorp	8.90	8.63	1.40	14.91	1.36	14.55	0.19	718.38	11.26	161.85	14.41	167.54	11.54	15.00	1.67	18.79
FETM	Fentura Financial, Inc.	9.39	9.14	1.36	14.85	1.50	16.36	NA	NA	6.94	97.87	9.19	100.85	6.30	0.32	1.23	8.42
FNBT	FineMark Holdings, Inc.	9.09	9.09	0.83	10.68	0.76	9.74	NA	NA	13.92	138.62	12.59	138.62	15.26	NA	NA	NM
FFMR	First Farmers Financial Corporation	10.01	9.62	1.48	14.24	1.47	14.13	NA	NA	10.26	140.60	14.07	146.80	10.34	1.36	3.09	30.77
FBAK	First National Bank Alaska	10.81	10.81	1.19	9.71	NA	NA	0.52	90.07	13.11	128.35	13.88	128.35	NA	12.80	5.47	71.75
FRSB	First Resource Bank	7.30	7.30	0.93	12.41	0.93	12.41	NA	NA	8.44	95.43	6.96	95.43	8.44	NA	NA	NM
GBFH	GBank Financial Holdings Inc.	12.74	12.74	NA	NA	NA	NA	0.22	489.55	NA	177.15	22.57	177.15	NA	NA	NA	NA
GNRV	Grand River Commerce, Inc.	9.08	NA	1.02	10.66	NA	NA	0.00	NM	NA	116.49	NA	NA	NA	NA	NA	NA
GRRB	GrandSouth Bancorporation	7.69	7.63	1.17	14.84	1.17	14.77	0.31	749.86	10.73	141.58	10.74	142.77	10.76	0.40	1.64	16.74

HARL	Harleysville Financial Corporation	8.94	8.94	0.86	9.49	0.86	9.49	NA	NA	12.58	116.39	10.40	116.39	12.58	1.12	4.45	55.50
HLAN	Heartland BancCorp	9.71	8.89	1.16	12.62	1.16	12.58	0.23	400.55	10.35	123.27	11.97	135.78	10.31	2.51	2.77	28.04
HCBC	High Country Bancorp, Inc.	9.69	9.69	1.46	14.26	NA	NA	0.46	178.93	9.19	125.94	12.20	125.94	NA	1.00	2.27	41.62
INBC	InBankshares, Corp	NA	NA	NA	NA	NA	NA	NA	NA	NA	105.38	NA	NA	NA	NA	NA	NA
IBTN	InsCorp, Inc.	8.19	8.04	0.61	7.36	NA	NA	NA	NA	13.23	NA	NA	NA	NA	0.24	1.40	9.23
IFHI	Integrated Financial Holdings, Inc.	19.08	15.25	2.93	14.80	2.79	14.15	NA	NA	5.29	74.35	14.25	97.27	5.54	NA	NA	NM
ISBA	Isabella Bank Corporation	10.88	8.71	0.69	6.14	0.68	6.09	1.50	31.08	13.72	82.03	8.92	104.98	13.83	1.08	4.69	64.29
JDVB	JD Bancshares, Inc.	7.32	7.03	0.69	8.85	0.65	8.27	NA	NA	10.48	89.35	6.54	93.26	NA	0.90	3.46	38.02
KTHN	Katahdin Bankshares Corp.	8.44	7.88	1.13	14.06	NA	NA	NA	NA	7.18	96.82	8.17	104.25	NA	0.50	2.15	15.03
KISB	Kish Bancorp, Inc.	6.40	6.11	0.88	13.86	0.80	12.66	NA	NA	10.13	136.39	8.72	143.27	NA	1.16	3.01	29.47
LYBC	Lyons Bancorp Inc.	6.06	6.06	0.76	11.61	0.76	11.84	NA	NA	12.15	143.32	8.26	143.32	12.11	1.24	3.03	39.76
MNAT	Marquette National Corporation	9.32	7.71	1.45	14.98	0.35	3.64	NA	NA	5.79	82.99	7.73	102.13	23.69	1.08	3.04	17.43
MNBP	Mars Bancorp, Inc.	8.36	8.36	0.48	5.62	NA	NA	NA	NA	14.48	81.42	6.80	81.42	NA	0.64	3.18	45.03
MNMB	Merchants & Marine Bancorp, Inc.	11.17	NA	0.30	2.49	0.29	2.42	NA	NA	28.95	71.36	7.97	76.97	29.82	1.20	2.73	75.66
MVLY	Mission Valley Bancorp	9.80	9.80	0.75	8.86	NA	NA	NA	NA	14.34	123.00	NA	123.00	NA	0.00	0.00	NM
MBLU	Morris State Bancshares, Inc.	10.32	9.51	1.66	16.12	NA	NA	NA	NA	7.59	112.17	11.58	122.79	NA	1.52	2.07	15.39
MCBI	Mountain Commerce Bancorp, Inc.	9.31	9.31	1.68	18.51	1.70	18.74	NA	NA	8.79	148.09	13.79	148.09	8.68	0.54	2.00	12.70
NASB	NASB Financial, Inc.	17.24	16.87	4.17	27.99	NA	NA	NA	NA	4.62	119.68	20.64	122.89	NA	3.00	4.66	18.66
OSBK	Oconee Financial Corporation	7.35	NA	0.50	6.59	0.51	6.68	NA	NA	14.85	95.08	6.99	NA	14.64	0.65	1.57	23.38
OTTW	Ottawa Bancorp, Inc.	14.76	14.56	0.94	6.05	0.95	6.11	NA	NA	14.42	89.04	13.14	90.45	14.27	0.40	2.69	61.17
PFLC	Pacific Financial Corporation	9.14	NA	1.32	13.78	1.32	13.78	0.28	270.42	8.20	108.70	9.94	126.30	8.20	0.52	4.23	31.33
PKKW	Parkway Acquisition Corp.	9.19	8.68	0.84	8.56	0.87	8.89	0.52	108.47	10.21	84.65	7.78	90.13	9.83	0.28	2.29	22.50
PBNC	PB Financial Corporation	9.74	NA	1.39	14.17	NA	NA	NA	NA	9.63	127.47	12.42	NA	NA	1.04	2.94	26.16
PFBX	Peoples Financial Corporation	12.53	12.53	0.22	1.59	0.35	2.57	NA	NA	NM	81.16	10.17	81.16	31.29	0.10	0.63	31.25
PPBN	Pinnacle Bankshares Corporation	6.37	NA	0.53	7.54	NA	NA	0.33	140.13	10.97	84.55	5.38	NA	NA	0.56	2.42	26.54
PMHG	Prime Meridian Holding Company	8.43	8.43	1.13	12.52	1.12	12.38	0.00	NM	9.58	112.73	9.50	112.73	9.69	0.14	0.61	5.83
PBAM	Private Bancorp of America, Inc.	8.41	NA	1.21	14.56	1.21	14.56	NA	NA	8.96	120.67	10.15	NA	8.96	NA	NA	NM
PSBP	PSB Holding Corp.	8.86	8.86	0.98	11.24	0.98	11.20	NA	NA	7.69	82.70	7.33	82.70	7.72	0.18	0.66	5.07
PSBQ	PSB Holdings, Inc.	8.61	8.38	1.04	11.49	1.21	13.40	1.07	103.06	9.27	102.11	8.79	105.19	7.94	0.46	1.86	16.48
SCZC	Santa Cruz County Bank	10.95	9.37	1.39	12.11	1.43	12.47	0.01	NM	9.28	106.19	11.63	126.32	9.01	0.50	1.02	7.10
SABK	South Atlantic Bancshares, Inc.	8.97	8.49	0.99	10.01	0.93	9.33	NA	NA	11.45	107.45	9.64	114.22	12.28	NA	NA	NM
STBI	Sturgis Bancorp, Inc.	7.04	6.26	0.90	12.55	0.86	11.92	NA	NA	6.71	79.71	5.62	90.42	7.06	0.64	3.43	23.02
SVBT	SVB & T Corporation	10.91	10.91	1.39	13.55	NA	NA	NA	NA	7.64	96.38	10.49	96.38	NA	1.08	1.14	6.44
FDVA	The Freedom Bank of Virginia	9.44	9.44	1.30	13.81	1.29	13.62	0.11	655.86	9.17	117.08	11.05	117.08	9.31	NA	NA	NM
VTYB	The Victory Bancorp, Inc.	5.18	5.18	0.75	14.81	NA	NA	NA	NA	7.77	105.21	5.45	105.21	NA	0.20	1.58	6.13
TCNB	Town Center Bank	9.83	9.83	0.66	6.75	0.65	6.64	1.59	46.07	8.81	57.28	5.63	57.28	8.95	NA	NA	NM
TYFG	Tri-County Financial Group, Inc.	9.68	9.12	1.43	15.14	1.45	15.37	NA	NA	6.05	86.88	8.41	92.74	NA	0.60	1.29	9.75
TRVR	Two Rivers Financial Group, Inc.	10.49	9.70	2.09	20.85	NA	NA	NA	NA	4.21	81.06	8.50	88.42	NA	0.66	1.67	7.04
UNIF	U & I Financial Corp.	15.04	NA	1.85	12.38	1.85	12.38	NA	NA	7.33	85.33	12.84	89.48	7.33	0.00	0.00	NM
UBNC	UB Bancorp	8.85	7.71	0.85	9.26	NA	NA	NA	NA	12.15	109.03	9.65	126.77	NA	0.21	1.20	14.24
UBAB	United Bancorporation of Alabama, Inc.	10.52	10.52	1.66	16.19	0.80	7.75	NA	NA	7.05	104.35	10.98	104.35	14.69	0.24	0.81	6.40
UWHR	Uwharrie Capital Corp	7.28	7.28	1.52	21.46	1.34	23.26	0.83	59.33	5.15	117.66	7.18	117.66	5.87	NA	NA	NM
WAYN	Wayne Savings Bancshares, Inc.	8.27	8.02	1.27	14.36	NA	NA	NA	NA	8.89	120.25	9.95	124.35	NA	0.84	3.22	27.99
WBBW	Westbury Bancorp, Inc.	9.46	9.46	1.02	11.33	NA	NA	NA	NA	8.25	91.51	8.65	91.51	NA	NA	NA	NM
WRIV	White River Bancshares Co	9.55	NA	0.79	8.16	NA	NA	0.00	NM	12.46	97.18	9.28	NA	NA	0.50	0.64	8.03
MTFC	Minster Financial Corp.	9.13	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	2.20	3.31	NA

Partial Stock Mutual Holding Companies(8)
BSBK	Bogota Financial Corp.	17.66	17.62	0.83	4.84	0.69	4.04	NA	NA	21.12	103.24	18.23	103.51	25.36	NA	NA	NM
CULL	Cullman Bancorp, Inc.	15.36	15.36	1.03	6.12	NA	NA	0.13	NM	NA	138.38	21.26	138.38	NA	0.12	1.07	NA
	First Seacoast Bancorp	12.54	12.54	0.44	3.44	0.32	2.55	0.00	NM	28.00	98.34	12.33	98.34	NM	NA	NA	NM
GCBC	Greene County Bancorp, Inc.	6.80	6.80	1.23	17.41	1.23	17.41	NA	NA	10.68	170.74	11.61	170.74	10.68	0.52	1.73	17.44
OFED	Oconee Federal Financial Corp.	NA	NA	0.78	NA	NA	NA	NA	NA	32.64	150.09	NA	154.94	NA	0.40	1.70	55.56
PBFS	Pioneer Bancorp, Inc.	12.79	12.33	0.39	2.70	0.27	1.92	1.07	121.33	NM	136.32	17.43	142.05	NM	NA	NA	NM
RBKB	Rhinebeck Bancorp, Inc.	10.07	9.87	0.82	8.00	0.81	7.94	0.56	151.70	12.38	97.30	9.80	99.52	12.48	NA	NA	NM
KFFB	Kentucky First Federal Bancorp	15.60	15.36	-3.71	-22.65	-0.44	-2.67	NA	NA	NM	112.09	17.49	114.17	NM	0.40	5.66	NM
LSBK	Lake Shore Bancorp, Inc.	12.16	12.16	0.75	5.99	0.77	6.16	0.42	225.85	16.93	99.34	12.08	99.34	16.46	0.56	3.76	60.23
PDLB	PDL Community Bancorp	11.11	11.11	1.04	8.59	NA	NA	NA	101.94	16.17	136.90	15.20	136.90	NA	NA	NA	NM
CLBK	Columbia Financial, Inc.	11.39	10.56	0.94	8.21	1.00	8.79	NA	NA	23.34	191.90	21.86	209.08	21.81	NA	NA	NM
TFSL	TFS Financial Corporation	12.01	11.95	0.53	4.60	NA	NA	1.01	46.17	NM	324.17	38.93	326.02	NA	1.12	5.67	400.00
FSGB	1st Federal Savings Bank of SC, Inc.	8.31	8.31	0.88	10.10	0.88	10.10	0.20	736.51	14.08	137.68	11.45	137.68	14.08	0.00	0.00	NM
ABBB	Auburn Bancorp, Inc.	8.05	8.05	0.46	5.14	0.46	5.14	1.66	51.79	15.31	77.36	6.23	77.36	15.31	NA	NA	NM
BVFL	BV Financial, Inc.	9.72	NA	1.18	10.55	NA	NA	NA	NA	17.36	NA	NA	NA	NA	0.00	0.00	NM
GOVB	Gouverneur Bancorp, Inc.	20.67	20.67	0.86	4.06	NA	NA	NA	NA	18.18	74.00	15.29	74.00	NA	0.24	2.40	65.45
GVFF	Greenville Federal Financial Corporation	9.86	9.86	0.31	2.95	0.31	2.95	NA	NA	26.00	79.30	NA	79.30	26.00	0.28	3.47	90.32
LSFG	Lifestore Financial Group, Inc.	10.61	10.61	1.76	16.35	NA	NA	0.65	148.06	7.14	105.28	11.17	105.28	NA	0.29	0.68	4.83
LPBC	Lincoln Park Bancorp.	5.28	5.26	-0.25	-4.60	NA	NA	NA	NA	NM	NA	NA	NA	NA	0.00	0.00	NM
MBBC	Marathon Bancorp, Inc.	10.11	10.11	NA	NA	NA	NA	0.26	382.49	NA	NA	NA	NA	NA	NA	NA	NA
MFDB	Mutual Federal Bancorp, Inc.	18.72	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	0.00	0.00	NA
SNNF	Seneca Financial Corp.	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA
SSBP	SSB Bancorp, Inc.	9.63	NA	NA	NA	NA	NA	NA	NA	NA	99.49	NA	99.49	NA	NA	NA	NA
TBBA	TEB Bancorp, Inc	9.39	9.39	1.87	21.97	1.87	21.97	0.45	145.61	4.34	86.51	8.12	86.51	4.34	NA	NA	NM
WAKE	Wake Forest Bancshares, Inc.	NA	NA	1.08	NA	NA	NA	NA	NA	17.31	NA	NA	NA	NA	0.40	2.16	36.45

Current Merger Target (9)
ALTA	Altabancorp	10.47	9.72	1.34	12.25	1.39	12.73	0.10	NM	17.83	213.40	22.34	231.66	17.15	0.68	1.62	26.38
ESXB	Community Bankers Trust Corporation	10.25	10.25	1.32	12.88	1.35	13.11	0.46	144.66	11.33	138.66	14.21	138.66	11.13	0.28	2.52	25.51
CLDB	Cortland Bancorp	10.49	10.49	1.21	12.17	1.22	12.25	0.88	86.14	11.66	138.39	14.52	138.39	11.58	0.60	2.22	27.16
FVCB	FVCBankcorp, Inc.	10.16	9.79	1.06	10.29	1.08	10.40	0.41	345.33	14.61	137.10	13.93	142.94	14.45	NA	NA	NM
HBMD	Howard Bancorp, Inc.	11.67	10.42	0.89	7.70	1.05	9.07	0.65	112.76	15.86	119.92	13.99	136.09	13.47	NA	NA	NM
MFNC	Mackinac Financial Corporation	11.32	9.92	0.91	8.19	0.97	8.76	0.80	52.26	16.06	130.10	14.73	150.81	15.02	0.56	2.64	42.42
RBNC	Reliant Bancorp, Inc.	11.18	9.28	1.62	15.29	1.55	14.70	NA	NA	9.68	137.46	15.36	169.12	10.07	0.48	1.68	15.59
SVBI	Severn Bancorp, Inc.	9.85	9.79	1.02	9.15	1.04	9.39	0.71	111.38	15.68	139.62	13.75	140.58	15.28	0.20	1.64	23.08
FCCY	1st Constitution Bancorp	10.94	9.07	1.16	11.32	1.19	11.61	0.97	97.55	10.56	113.80	12.44	140.05	10.29	0.40	1.85	18.54
BOCH	Bank of Commerce Holdings	9.50	8.77	1.03	10.50	1.10	11.14	0.40	222.46	13.06	133.30	12.66	145.55	12.30	0.24	1.67	26.36
ICBK	County Bancorp, Inc.	11.52	11.52	1.25	10.88	1.29	11.23	2.55	30.40	12.12	127.43	14.09	127.44	11.74	0.40	1.13	13.75
PFBI	Premier Financial Bancorp, Inc.	11.98	9.74	1.19	9.14	1.20	9.20	1.17	107.63	11.54	107.63	12.89	135.75	11.47	0.60	3.31	101.91
RIVE	Riverview Financial Corporation	8.59	8.47	0.75	10.29	NA	NA	0.98	93.10	11.47	112.13	9.63	113.94	NA	0.00	0.00	NM

SLCT	Select Bancorp, Inc.	11.81	9.69	1.03	8.50	1.13	9.33	0.67	116.71	16.04	129.76	15.33	162.04	14.63	NA	NA	NM
ACBI	Atlantic Capital Bancshares, Inc.	9.34	8.80	1.28	12.80	1.28	12.80	0.45	152.47	11.50	139.63	13.04	149.16	11.50	NA	NA	NM
BMTC	Bryn Mawr Bank Corporation	12.99	9.37	1.33	10.80	1.41	11.50	0.33	240.35	12.02	124.18	16.14	179.17	11.31	1.12	2.78	32.54
CNBK.A	Century Bancorp, Inc.	5.40	5.37	0.65	11.85	0.65	11.84	0.05	NM	14.47	162.29	8.77	163.42	14.47	0.72	0.63	8.85
FMBI	First Midwest Bancorp, Inc.	12.50	8.59	0.78	6.17	1.01	7.97	0.70	171.32	14.01	84.70	9.79	135.39	10.55	0.56	3.05	42.75
ISBC	Investors Bancorp, Inc.	10.50	10.17	1.10	10.72	1.14	11.13	0.35	310.77	11.08	120.90	12.69	125.26	10.67	0.56	4.08	43.55
MRLN	Marlin Business Services Corp.	21.42	20.99	3.40	18.25	3.93	21.05	NA	209.39	7.57	125.97	26.98	129.25	6.55	0.56	2.53	19.18
EBSB	Meridian Bancorp, Inc.	12.74	12.44	1.16	9.81	1.16	9.80	0.19	537.81	14.03	137.30	17.50	141.14	14.06	0.40	1.91	24.16
PMBC	Pacific Mercantile Bancorp	10.85	10.82	1.00	10.12	1.01	10.25	1.92	58.86	13.12	126.16	13.69	126.47	12.96	NA	NA	NM
PBCT	People's United Financial, Inc.	12.23	8.14	0.50	4.07	0.95	7.70	0.68	82.54	22.28	90.16	10.73	144.61	11.55	0.73	4.61	102.11
CADE	Cadence Bancorporation	11.78	11.23	2.47	21.99	1.86	16.53	NA	NA	5.68	115.88	13.65	122.38	7.54	0.60	2.93	49.31
CIT	CIT Group Inc.	11.03	10.84	1.09	10.78	1.21	11.99	NA	NA	8.77	94.33	9.59	96.39	7.67	1.40	2.67	23.41
FBC	Flagstar Bancorp, Inc.	9.23	8.72	2.32	29.40	2.47	NA	0.44	177.19	3.95	108.36	NA	115.98	3.70	0.24	0.50	1.88
STL	Sterling Bancorp	16.21	10.79	1.20	7.79	1.28	8.33	0.68	159.03	12.25	93.19	14.74	151.73	11.44	0.28	1.26	15.47
AQFH	Aquesta Financial Holdings, Inc.	8.43	NA	0.99	11.92	NA	NA	0.15	534.34	16.16	NA	NA	NA	NA	0.14	0.72	21.67
BSCA	Bank of Santa Clarita	10.30	10.30	0.90	8.68	0.90	8.68	0.35	177.38	NA	122.10	12.58	122.10	NA	NA	NA	NA
CCSB	Community Savings Bancorp, Inc.	12.83	12.76	0.40	2.83	0.39	2.74	1.33	35.35	NA	NA	NA	NA	NA	NA	NA	NA
FNHM	FNBH Bancorp, Inc.	10.26	10.26	1.11	10.11	NA	NA	NA	NA	16.92	169.87	17.43	169.87	NA	0.00	0.00	NM
GNBF	GNB Financial Services, Inc.	11.44	10.88	0.98	8.46	0.99	8.57	NA	NA	16.26	132.78	15.18	140.44	16.06	1.24	1.43	27.44
GPBI	Golden Pacific Bancorp, Inc.	10.88	10.79	NA	NA	NA	NA	1.23	71.63	NA	NA	NA	NA	NA	NA	NA	NA
PFOH	Perpetual Federal Savings Bank	20.05	20.05	1.20	5.99	NA	NA	NA	NA	21.21	125.76	25.21	125.76	NA	1.00	2.48	78.95
PONB	Pioneer Bancshares, Inc.	9.10	8.96	0.73	8.07	0.49	5.42	0.29	220.09	NA	NA	NA	NA	NA	NA	NA	NA
SVRH	Sevier County Bancshares, Inc.	6.90	6.90	NA	NA	NA	NA	NA	NA	NA	204.26	14.10	204.26	NA	NA	NA	NA
SDGB	SSNB Inc	8.69	NA	NA	NA	NA	NA	NA	NA	NA	178.68	15.53	NA	NA	0.28	0.47	NA
SNNY	Sunnyside Bancorp, Inc.	10.90	10.90	-0.90	-7.73	-0.39	-3.38	NA	50.62	NM	139.48	15.21	139.48	NM	NA	NA	NM
WNRP	West Suburban Bancorp, Inc.	8.12	NA	NA	NA	NA	NA	1.16	64.96	NA	123.12	NA	NA	NA	24.00	3.23	NA
HSBI	Heritage Southeast Bancorporation Inc.	9.02	6.99	0.57	6.31	0.81	8.87	NA	NA	20.00	123.03	11.10	162.24	14.18	0.00	0.00	NM
PLBN	Pilot Bancshares, Inc.	8.14	8.14	1.36	16.41	1.33	16.02	0.30	225.08	NA	NA	NA	NA	NA	0.00	0.00	NA
RYFL	Royal Financial, Inc.	9.01	8.62	1.01	11.07	1.06	11.62	NA	NA	9.44	99.79	9.00	104.79	9.00	NA	NA	NM
SBKK	Suncrest Bank	12.57	9.87	1.23	9.64	1.27	9.93	0.36	171.69	12.59	115.31	14.50	151.52	12.22	NA	NA	19.38

(1)	Average of High/Low or Bid/Ask price per share.
(2)	Or since offering price if converted of first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized.
(3)	EPS (earnings per share) is based on actual trailing 12 month data and is not shown on a pro forma basis.
(4)	Exludes intangibles (such as goodwill, value of core deposits, etc.).
(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.
(6)	Annualized based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing 12 month earnings.
(8)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.
(9)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

Source: S&P Market Intelligence, LC. and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2021 by RP® Financial, LC.

EXHIBIT IV-2

Colonial Federal Savings Bank

Historical Stock Price Indices

Exhibit IV-2

Historical Stock Price Indices(1)

					SNL	SNL
				NASDAQ	Thrift	Bank
Year/Qtr. Ended		DJIA	S&P 500	Composite	Index	Index
2013:	Quarter 1	14578.5	1569.2	3267.5	602.3	318.9
	Quarter 2	14909.6	1606.3	3404.3	625.3	346.7
	Quarter 3	15129.7	1681.6	3771.5	650.8	354.4
	Quarter 4	16576.7	1848.4	4176.6	706.5	394.4

2014:	Quarter 1	16457.7	1872.3	4199.0	718.9	410.8
	Quarter 2	16826.6	1960.2	4408.2	723.9	405.2
	Quarter 3	17042.9	1972.3	4493.4	697.7	411.0
	Quarter 4	17823.1	2058.9	4736.1	738.7	432.8

2015:	Quarter 1	17776.1	2067.9	4900.9	749.3	418.8
	Quarter 2	17619.5	2063.1	4986.9	795.7	448.4
	Quarter 3	16284.7	1920.0	4620.2	811.7	409.4
	Quarter 4	17425.0	2043.9	5007.4	809.1	431.5

2016:	Quarter 1	17685.1	2059.7	4869.9	788.1	381.4
	Quarter 2	17930.0	2098.9	4842.7	780.9	385.6
	Quarter 3	18308.2	2168.3	5312.0	827.2	413.7
	Quarter 4	19762.6	2238.8	5383.1	966.7	532.7

2017:	Quarter 1	20663.2	2362.7	5911.7	918.9	535.8
	Quarter 2	21349.6	2423.4	6140.4	897.1	552.4
	Quarter 3	22405.1	2519.4	6496.0	939.3	573.2
	Quarter 4	24719.2	2673..6	6903.4	937.6	617.7

2018:	Quarter 1	24103.1	2640.9	7063.5	941.5	606.8
	Quarter 2	24271.4	2718.4	7510.3	961.2	597.8
	Quarter 3	26458.3	2914.0	8046.4	905.6	597.8
	Quarter 4	23327.5	2506.9	6635.3	772.0	502.9

2019:	Quarter 1	25928.7	2834.4	7729.3	837.8	543.8
	Quarter 2	26600.0	2941.8	8006.2	845.3	573.0
	Quarter 3	26916.8	2976.7	7999.3	890.5	584.5
	Quarter 4	28538.4	3230.8	8972.6	920.7	663.9

2020:	Quarter 1	21917.2	2584.6	7700.1	632.8	392.9
	Quarter 2	25812.9	3100.3	10058.8	658.5	430.8
	Quarter 3	27781.7	3363.0	11167.5	605.8	417.8
	Quarter 4	30606.5	3756.1	12888.3	816.7	558.8

2021:	Quarter 1	32981.6	3972.9	13246.9	961.6	690.9
	Quarter 2	34502.5	4297.5	14504.0	N/A	N/A
	August 20, 2021	35120.1	4441.7	14714.7	N/A	N/A

(1)	End of period data.

Sources: S&P Global Market Intelligence.

EXHIBIT IV-3

Colonial Federal Savings Bank

Historical Thrift Stock Indices

Index Summary (Change (%))

Industry Banking

Geography All

			Change (%)
Index Name	Current Value	As Of	1 Day	1 Week	MTD	QTD	YTD	1 Year	3 Years
SNL Banking Indexes
SNL U.S. Bank and Thrift	727.19	6/1/2021	1.04	3.01	1.04	10.55	36.49	73.16	23.55
SNL U.S. Bank	757.94	6/1/2021	1.04	2.98	1.04	10.66	35.62	72.14	23.07
SNL U.S. Thrift	1,005.51	6/1/2021	0.94	4.82	0.94	4.56	23.11	53.45	2.82
SNL TARP Participants	183.13	6/1/2021	1.67	3.70	1.67	16.65	36.01	149.21	58.17
KBW Nasdaq Bank Index	134.82	6/1/2021	0.89	2.95	0.89	12.22	37.70	77.73	25.42
KBW Nasdaq Regional Bank Index	129.29	6/1/2021	0.95	4.05	0.95	6.06	36.68	77.88	9.04
S&P 500 Bank	431.28	6/1/2021	0.97	2.62	0.97	11.23	36.43	72.52	29.17
NASDAQ Bank	4,841.41	6/1/2021	0.88	4.12	0.88	6.78	36.50	79.29	12.86
S&P 500 Commercial Banks	616.15	6/1/2021	0.97	2.62	0.97	11.23	36.43	72.52	29.17
S&P 500 Diversified Banks	731.09	6/1/2021	1.13	2.53	1.13	11.38	36.66	69.89	30.17
S&P 500 Regional Banks	154.87	6/1/2021	0.44	2.89	0.44	10.76	35.66	81.68	24.56
MSCI Europe Banks (USD)	47.42	6/1/2021	0.85	1.51	0.85	12.68	29.05	65.65	(15.30)
EURO STOXX Banks	99.59	6/1/2021	1.61	2.40	1.61	13.08	35.00	68.88	(12.20)
STOXX Europe 600 Banks	140.69	6/1/2021	0.74	1.57	0.74	9.14	30.02	53.56	(14.99)
STOXX Eastern Europe 300 Banks	65.18	6/1/2021	0.42	2.82	0.42	12.87	16.65	34.96	(4.43)
SNL European Bank	98.84	5/26/2021	(0.92)	(2.40)	(0.89)	114.34	147.50	210.02	84.39
SNL European Savings Bank & Mutuals	98.89	5/26/2021	(0.83)	(2.19)	(0.81)	12.49	27.47	47.35	3.05
SNL Asia-Pacific Bank	108.07	6/1/2021	(0.22)	0.75	(0.22)	2.87	8.60	30.50	1.40
SNL Asia-Pacific ex-Japan Bank	92.27	6/1/2021	(0.33)	1.09	(0.33)	3.57	8.22	33.05	(2.42)
CSI 300 Banks	7,103.62	6/1/2021	(0.91)	(1.01)	(0.91)	2.13	14.21	25.02	24.25
CSI China Mainland Banks	7,103.47	6/1/2021	(0.83)	(1.12)	(0.83)	0.92	11.81	21.67	20.30
TPX Bank Index	149.60	6/2/2021	1.18	0.68	1.94	0.77	25.31	24.63	(17.08)
KRX Banks Index	228.18	6/1/2021	(0.41)	0.50	(0.41)	16.61	23.26	28.40	(27.14)
SET Banking Index	362.47	6/1/2021	1.86	1.53	1.86	(9.72)	7.46	20.60	(30.00)
SNL Latin America Bank	104.40	6/1/2021	NA	NA	NA	NA	NA	NA	NA
SNL Asset Size Indexes
SNL U.S. Bank $250M-$500M	567.12	6/1/2021	1.31	2.61	1.31	8.89	14.34	44.44	19.97
SNL U.S. Thrift < $250M	103.56	6/1/2021	0.00	0.60	0.00	(93.58)	(93.22)	(92.08)	(92.33)
SNL U.S. Thrift $250M-$500M	6,193.66	6/1/2021	0.02	1.68	0.02	(0.07)	12.15	23.10	(5.38)
SNL U.S. Bank < $500M	1,291.99	6/1/2021	1.31	2.61	1.31	6.04	32.77	75.13	40.58
SNL U.S. Thrift < $500M	2,148.59	6/1/2021	(0.83)	1.01	(0.83)	2.84	10.99	24.09	(3.31)
SNL U.S. Bank $500M-$1B	1,366.41	6/1/2021	0.94	1.68	0.94	5.51	21.92	45.93	14.80
SNL U.S. Thrift $500M-$1B	4,089.07	6/1/2021	0.68	2.07	0.68	1.99	15.12	42.19	9.49
SNL U.S. Bank $1B-$5B	1,354.22	6/1/2021	0.82	3.65	0.82	6.63	30.34	64.22	1.91
SNL U.S. Thrift $1B-$5B	2,927.73	6/1/2021	0.69	4.07	0.69	5.50	26.24	59.63	(22.38)
SNL U.S. Bank $5B-$10B	1,748.31	6/1/2021	1.22	4.89	1.22	2.70	33.97	75.94	16.88
SNL U.S. Thrift $5B-$10B	101.90	6/1/2021	(0.03)	3.90	(0.03)	(90.10)	(89.42)	(87.06)	(91.45)
SNL U.S. Bank > $10B	614.53	6/1/2021	1.04	2.92	1.04	11.33	36.40	72.94	15.24
SNL U.S. Thrift > $10B	180.29	6/1/2021	1.49	5.58	1.49	4.24	24.63	55.69	18.71
SNL Market Cap Indexes
SNL Micro Cap U.S. Bank	636.03	6/1/2021	0.33	1.31	0.33	5.47	20.25	34.86	(14.08)
SNL Micro Cap U.S. Thrift	1,250.71	6/1/2021	0.42	2.47	0.42	3.07	18.37	46.46	2.52
SNL Micro Cap U.S. Bank & Thrift	746.05	6/1/2021	0.35	1.47	0.35	5.07	19.42	35.71	(12.67)
SNL Small Cap U.S. Bank	803.84	6/1/2021	0.80	3.67	0.80	6.13	33.30	68.47	7.53
SNL Small Cap U.S. Thrift	759.34	6/1/2021	(0.33)	2.67	(0.33)	3.78	22.18	63.49	(8.78)
SNL Small Cap U.S. Bank & Thrift	822.61	6/1/2021	0.71	3.58	0.71	5.96	32.45	68.36	7.16
SNL Mid Cap U.S. Bank	485.31	6/1/2021	0.90	4.17	0.90	4.80	33.24	74.86	3.63
SNL Mid Cap U.S. Thrift	337.73	6/1/2021	1.17	5.23	1.17	5.52	24.55	47.95	(15.32)
SNL Mid Cap U.S. Bank & Thrift	475.72	6/1/2021	0.92	4.26	0.92	4.86	32.12	71.57	2.29
SNL Large Cap U.S. Bank	488.70	6/1/2021	1.05	2.82	1.05	11.49	37.18	73.37	27.97
SNL Large Cap U.S. Thrift	121.29	6/1/2021	1.28	5.40	1.28	2.98	19.95	8.68	1.34
SNL Large Cap U.S. Bank & Thrift	492.79	6/1/2021	1.05	2.84	1.05	11.44	37.16	73.43	28.43
SNL Micro Cap European Bank	6.17	6/1/2021	NA	NA	NA	NA	NA	NA	NA

SNL Small Cap European Bank	10.04	6/1/2021	0.06	(0.03)	0.06	4.89	14.06	25.52	(49.99)
SNL Mid Cap European Bank	27.12	6/1/2021	0.63	0.76	0.63	5.01	14.27	31.02	(11.77)
SNL Large Cap European Bank	88.32	6/1/2021	1.38	1.72	1.38	8.38	25.81	55.70	(0.52)
SNL Micro Cap Asia-Pacific Bank	19.46	6/1/2021	0.25	3.53	0.25	4.91	10.64	31.59	(30.52)
SNL Small Cap Asia-Pacific Bank	22.41	6/1/2021	0.08	0.97	0.08	0.58	4.33	18.90	(35.61)
SNL Mid Cap Asia-Pacific Bank	32.87	6/1/2021	0.06	1.47	0.06	1.00	7.34	31.46	(32.40)
SNL Large Cap Asia-Pacific Bank	122.99	6/1/2021	(0.22)	0.70	(0.22)	2.92	8.72	39.37	1.94
SNL Micro Cap Latin America Bank	46.75	6/1/2021	NA	NA	NA	NA	NA	NA	NA
SNL Small Cap Latin America Bank	74.33	6/1/2021	NA	NA	NA	NA	NA	NA	NA
SNL Mid Cap Latin America Bank	74.85	6/1/2021	NA	NA	NA	NA	NA	NA	NA
SNL Large Cap Latin America Bank	86.57	6/1/2021	NA	NA	NA	NA	NA	NA	NA
SNL Geographic Indexes
SNL Mid-Atlantic U.S. Bank	769.72	6/1/2021	1.05	2.72	1.05	9.45	30.31	65.28	33.16
SNL Mid-Atlantic U.S. Thrift	3,391.98	6/1/2021	0.72	4.41	0.72	2.76	18.92	40.73	(2.99)
SNL Midwest U.S. Bank	787.18	6/1/2021	0.58	2.80	0.58	8.78	33.03	69.73	14.00
SNL Midwest U.S. Thrift	3,682.32	6/1/2021	1.27	5.38	1.27	5.39	18.65	43.23	11.04
SNL New England U.S. Bank	684.51	6/1/2021	0.98	3.70	0.98	8.22	31.75	65.28	(1.11)
SNL New England U.S. Thrift	4,124.48	6/1/2021	0.35	4.58	0.35	11.73	37.35	87.63	29.38
SNL Southeast U.S. Bank	546.56	6/1/2021	1.24	2.99	1.24	11.52	41.84	82.14	36.83
SNL Southeast U.S. Thrift	660.54	6/1/2021	0.81	1.13	0.81	10.36	46.95	79.47	27.54
SNL Southwest U.S. Bank	1,380.21	6/1/2021	1.07	4.40	1.07	6.45	31.78	76.05	2.64
SNL Southwest U.S. Thrift	94.93	6/1/2021	0.63	3.92	0.63	(92.73)	(90.70)	(83.33)	(91.26)
SNL Western U.S. Bank	1,521.64	6/1/2021	1.07	3.04	1.07	15.84	48.52	81.93	1.97
SNL Western U.S. Thrift	212.21	6/1/2021	1.64	6.06	1.64	3.15	26.12	90.37	9.60
SNL Western European Bank	41.42	6/1/2021	1.50	1.53	1.50	8.36	25.88	55.33	(0.06)
SNL Eastern European Bank	174.50	6/1/2021	NA	NA	NA	NA	NA	NA	NA
SNL France & Benelux Bank	56.05	6/1/2021	1.54	2.18	1.54	6.48	31.23	56.02	(5.43)
SNL German, Swiss, Austrian Bank	37.88	6/1/2021	1.37	1.44	1.37	5.92	12.68	30.31	2.49
SNL Nordic Bank	117.81	6/1/2021	1.28	(0.61)	1.28	2.42	20.41	37.99	7.96
SNL Mediterranean/Southern European Bank	19.44	6/1/2021	1.51	2.24	1.51	11.72	28.44	64.31	(14.29)
SNL North Asia Bank	115.90	6/1/2021	(0.43)	0.52	(0.43)	4.64	15.96	29.17	16.36
SNL China Bank	88.74	6/1/2021	(0.72)	(0.77)	(0.72)	(0.05)	11.56	14.32	6.23
SNL Japan Bank	43.77	6/1/2021	0.66	(1.79)	0.66	(2.27)	21.50	20.65	(20.88)
SNL Southeast Asia Bank	164.14	6/1/2021	0.52	3.22	0.52	3.10	1.69	34.68	(0.14)
SNL South Asia Bank	183.42	6/1/2021	(0.51)	1.98	(0.51)	7.58	13.60	195.43	74.01
SNL Australia & NZ Bank	116.63	6/1/2021	(0.74)	(0.41)	(0.74)	6.89	21.89	51.67	17.13
SNL Central America Bank	122.51	6/1/2021	(1.71)	1.82	(1.71)	14.63	13.42	83.15	1.53
SNL Mexico Bank	129.50	6/1/2021	(1.74)	1.81	(1.74)	14.82	13.67	75.75	1.89
SNL Caribbean Bank	73.80	6/1/2021	1.43	2.75	1.43	1.44	(1.41)	(2.67)	(36.91)
SNL Southern Cone Bank	112.69	6/1/2021	1.02	9.96	1.02	(9.49)	8.63	27.60	(36.36)
SNL Andean Bank	134.52	6/1/2021	NA	NA	NA	NA	NA	NA	NA
SNL Brazil Bank	56.58	6/1/2021	4.17	9.07	4.17	29.47	8.51	60.75	(2.07)
SNL Stock Exchange Indexes
SNL U.S. Bank NYSE	664.81	6/1/2021	1.08	2.77	1.08	11.50	36.73	72.28	26.30
SNL U.S. Thrift NYSE	140.00	6/1/2021	1.81	5.20	1.81	1.71	21.60	52.68	3.18
SNL U.S. Bank NYSE American	854.56	6/1/2021	0.95	4.48	0.95	(2.11)	19.27	52.79	(5.58)
SNL U.S. Bank NASDAQ	1,091.68	6/1/2021	0.86	3.87	0.86	6.89	35.27	77.08	5.32
SNL U.S. Thrift NASDAQ	2,982.01	6/1/2021	0.53	4.64	0.53	5.85	23.72	53.78	(0.72)
SNL U.S. Bank Pink	508.27	6/1/2021	0.11	0.43	0.11	6.25	19.46	31.89	8.95
SNL U.S. Thrift Pink	443.36	6/1/2021	0.30	(0.01)	0.30	4.66	12.84	50.14	28.04
SNL Bank TSX	1,427.69	6/1/2021	0.82	1.66	0.82	8.78	23.49	49.16	21.96
SNL OTHER Indexes
SNL U.S. Thrift MHCs	6,978.08	6/1/2021	0.41	5.63	0.41	7.34	22.43	39.76	20.84
SNL Pink Asset Size Indexes
SNL U.S. Bank Pink < $100M	289.68	6/1/2021	(0.29)	(0.29)	(0.29)	0.22	60.19	38.04	18.89
SNL U.S. Bank Pink $100M-$500M	573.50	6/1/2021	0.08	0.27	0.08	4.88	17.43	25.91	14.80
SNL U.S. Bank Pink > $500M	440.06	6/1/2021	0.12	0.45	0.12	6.50	19.72	32.72	7.18
Broad Market Indexes
DJIA	34,575.31	6/1/2021	0.13	0.77	0.13	4.83	12.97	35.72	40.35
S&P 500	4,202.04	6/1/2021	(0.05)	0.33	(0.05)	5.77	11.87	37.51	53.66
S&P 400 Mid Cap	2,744.72	6/1/2021	0.63	2.30	0.63	5.19	18.99	53.85	40.16
S&P 600 Small Cap	1,393.44	6/1/2021	1.57	4.44	1.57	5.62	24.53	71.82	37.21
S&P 500 Financials	634.27	6/1/2021	0.66	2.23	0.66	12.12	29.33	61.80	39.33
SNL U.S. Financial Institutions	1,345.14	6/1/2021	0.58	2.28	0.58	10.89	28.75	61.12	35.73

MSCI US IMI Financials	2,275.23	6/1/2021	0.67	2.43	0.67	11.17	28.74	62.18	34.69
NASDAQ	13,736.48	6/1/2021	(0.09)	0.58	(0.09)	3.70	6.58	43.81	81.84
NASDAQ Finl	6,227.86	6/1/2021	0.15	2.20	0.15	7.42	20.74	44.18	30.55
NYSE	16,643.32	6/1/2021	0.53	1.54	0.53	6.68	14.59	39.86	31.87
Russell 1000	2,363.89	6/1/2021	(0.03)	0.48	(0.03)	5.62	11.46	39.78	55.75
Russell 2000	2,294.74	6/1/2021	1.14	4.03	1.14	3.34	16.20	63.28	39.25
Russell 3000	2,512.80	6/1/2021	0.05	0.71	0.05	5.46	11.76	41.13	54.44
S&P TSX Composite	19,976.01	6/1/2021	1.24	2.11	1.24	6.82	14.59	31.11	24.51
EURO STOXX	451.71	6/1/2021	0.76	0.96	0.76	4.54	13.62	32.60	17.30
STOXX Europe 600	450.10	6/1/2021	0.75	1.10	0.75	4.77	12.80	27.08	16.33
Amsterdam Exchange Index	715.94	6/1/2021	0.93	0.52	0.93	2.30	14.62	32.69	28.03
Athex Composite	894.13	6/1/2021	(0.08)	3.00	(0.08)	3.36	10.52	35.81	15.11
Austrian Traded Index	3,490.04	6/1/2021	1.70	1.38	1.70	10.45	25.52	56.34	3.96
BEL20	4,098.62	6/1/2021	0.94	0.77	0.94	5.11	13.18	25.42	7.60
CAC 40	6,489.40	6/1/2021	0.66	1.55	0.66	6.96	16.90	36.25	18.73
DAX (Kursindex)	6,590.28	6/1/2021	0.95	0.67	0.95	1.80	11.04	29.75	12.46
FTSE 100 (GBP)	7,080.46	6/1/2021	0.82	0.72	0.82	5.46	9.60	14.82	(8.07)
BELEX15	781.64	6/1/2021	1.70	0.31	1.70	3.61	4.41	16.31	5.48
Portuguese Stock Index-20	5,216.79	6/1/2021	0.71	0.11	0.71	5.83	6.50	17.87	(5.45)
OMX Riga All Share	1,189.78	6/1/2021	0.99	0.52	0.99	7.11	4.70	16.08	13.94
OMX Vilnius All Share	936.34	6/1/2021	(0.20)	1.91	(0.20)	10.30	14.66	29.73	31.35
RTS Index	1,614.21	6/1/2021	1.04	2.12	1.04	9.28	16.34	29.38	38.02
PFTS Index	531.17	6/1/2021	0.48	0.48	0.48	2.72	6.29	6.20	17.55
Slovak Share Index	370.76	6/1/2021	0.00	(0.20)	0.00	2.04	7.43	3.10	12.17
Bucharest Exchange Trading	11,431.12	5/31/2021	0.09	(2.55)	0.79	2.16	16.58	31.37	41.47
Malta Stock Exchange Index	3,911.07	6/1/2021	(1.04)	(2.48)	(1.04)	3.21	(5.33)	(1.36)	(9.02)
Cyprus General Index	63.72	6/1/2021	0.50	0.55	0.50	5.58	12.54	32.72	(9.53)
CSI 300 Index	5,341.68	6/1/2021	0.19	0.44	0.19	5.81	2.50	34.51	41.67
Tokyo Price Index	1,942.33	6/2/2021	0.84	1.13	1.01	(0.60)	7.63	22.34	11.04
Hang Seng Index	29,468.00	6/1/2021	1.08	1.93	1.08	3.84	8.21	24.17	(3.36)
Hang Seng China Enterprises Index	10,990.75	6/1/2021	0.93	1.84	0.93	0.17	2.35	11.76	(8.56)
ASX100	5,975.38	6/2/2021	1.06	1.78	0.82	6.61	10.09	24.39	21.62
BSE India Sensex 30 Index	51,934.88	6/1/2021	0.00	2.56	0.00	4.90	8.76	55.94	47.43
Korea Composite Stock Price Index	3,221.87	6/1/2021	0.56	1.59	0.56	5.24	12.12	56.02	32.10
Taiwan Stock Exchange Index	17,181.47	6/2/2021	0.11	3.23	0.66	4.57	16.62	54.40	56.92
Jakarta Stock Exchange Composite Index	5,947.46	5/31/2021	1.69	3.19	(0.80)	(0.64)	(0.53)	25.11	(0.60)
SET Index	1,618.59	6/1/2021	1.57	3.19	1.57	1.98	11.68	19.69	(5.89)
SET100	2,231.56	6/1/2021	1.91	3.39	1.91	1.27	9.55	12.20	(11.07)
SET50 Index	981.19	6/1/2021	1.93	3.49	1.93	1.02	7.77	8.85	(13.14)
Philippines Exchange Composite Index	6,627.43	6/1/2021	(0.02)	6.95	(0.02)	2.86	(7.18)	11.76	(13.14)
Sri Lanka CSE All Share	7,451.97	6/2/2021	0.04	2.39	0.53	4.64	10.00	55.55	16.42
Pakistan KSE 100	48,191.26	6/1/2021	0.62	4.08	0.62	8.08	10.14	41.65	12.30
Vietnam Hanoi HNX index	318.47	6/1/2021	0.19	5.59	0.19	11.09	56.79	179.03	175.11
IBEX 35	9,189.70	6/1/2021	0.45	(0.21)	0.45	7.11	13.82	27.26	(4.60)
ISEQ Overall	8,285.67	6/1/2021	0.65	1.08	0.65	2.49	12.33	38.24	15.36
KRX 100	6,748.19	6/1/2021	0.57	1.31	0.57	2.50	8.42	52.25	34.77
Luxembourg LuxX	1,624.11	6/1/2021	0.57	5.85	0.57	6.61	20.70	61.47	(2.19)
FTSE MIB	25,321.82	6/1/2021	0.60	1.72	0.60	2.73	13.89	36.70	14.53
MSCI AC World (USD)	713.76	6/1/2021	0.32	0.92	0.32	6.01	10.44	38.81	39.20
MSCI EAFE	2,349.35	6/1/2021	0.66	0.76	0.66	6.39	9.40	34.46	17.92
MSCI Europe	2,075.62	6/1/2021	0.91	1.03	0.91	8.96	12.79	38.89	19.82
MSCI World	2,982.02	6/1/2021	0.21	0.56	0.21	6.06	10.85	37.81	41.38
Nikkei 225	28,814.34	6/1/2021	(0.16)	0.91	(0.16)	(1.25)	4.99	30.60	29.96
NZX 50	5,177.69	6/1/2021	1.14	0.98	1.14	(0.92)	(5.63)	12.03	32.49
Oslo Stock Exchange OBX	995.87	6/1/2021	1.60	3.16	1.60	5.77	15.95	38.88	23.36
OMX Copenhagen 20	1,586.23	6/1/2021	0.56	(0.21)	0.56	7.78	8.26	28.55	60.07
OMX Helsinki 25	5,220.24	6/1/2021	1.21	0.85	1.21	5.87	13.83	30.53	21.80
OMX Stockholm 30	2,264.53	6/1/2021	1.01	0.95	1.01	3.27	20.79	37.30	44.28
S&P ASX 200	7,217.82	6/2/2021	1.05	1.77	0.78	6.29	9.58	23.70	20.49
Straits Times Index	3,187.23	6/1/2021	0.73	1.31	0.73	0.69	12.08	24.95	(7.01)
Swiss Market Index	11,434.88	6/1/2021	0.63	1.14	0.63	3.51	6.83	16.31	32.68
Warsaw Stock Exchange WIG	66,278.91	6/1/2021	(0.01)	3.47	(0.01)	14.11	16.23	36.24	14.49
Budapest Stock Exchange Index	46,699.74	6/1/2021	0.71	2.04	0.71	5.35	10.91	30.17	29.89
SOFIX Index	529.62	6/1/2021	0.38	(0.54)	0.38	5.44	18.34	14.87	(16.97)

ISE National 100	1,432.04	6/1/2021	0.81	2.27	0.81	2.90	(3.03)	33.50	44.40
PX Index	1,173.71	6/1/2021	0.95	0.46	0.95	7.63	14.27	29.32	8.57
CROBEX	1,944.66	6/1/2021	0.61	0.48	0.61	3.87	11.81	18.83	5.32
Israel TA-35	1,687.65	6/1/2021	(0.56)	(0.29)	(0.56)	5.17	12.58	18.01	11.62
Utd Arab Emirates DFM Index	2,839.14	6/2/2021	0.07	0.49	1.49	11.33	13.35	43.07	(4.22)
Jordan General	2,048.26	6/1/2021	(0.23)	3.99	(0.23)	15.57	23.60	22.08	(2.28)
SAT All Share Index	10,597.42	6/1/2021	0.44	1.43	0.44	6.96	21.96	45.39	29.85
Kuwait KSX 15	6,220.20	6/1/2021	0.15	(0.81)	0.15	7.69	12.16	24.24	31.35
Bahrain All Share	1,522.21	6/2/2021	0.20	(1.09)	(0.35)	4.40	2.18	19.89	20.26
Egypt EGX 30	10,240.20	6/1/2021	(0.67)	(2.77)	(0.67)	(3.11)	(5.58)	0.13	(37.62)
Qatar QE Index	10,804.70	6/2/2021	0.25	1.66	0.53	3.88	3.53	19.16	21.67
Oman MSM 30 Index	3,893.92	6/1/2021	1.07	1.46	1.07	4.99	6.43	10.16	(15.47)
TUNINDEX	7,400.39	6/1/2021	0.08	0.04	0.08	4.39	7.49	13.52	(3.23)
Bermuda Royal Gazette/BSX	2,553.64	6/1/2021	0.00	(3.66)	0.00	(1.76)	25.68	43.22	(5.27)
JSE All Share Index	452,665.61	6/1/2021	0.27	(0.18)	0.27	4.58	4.42	8.47	37.55
Malawi All Share Index	33,676.89	6/1/2021	0.00	0.22	0.00	3.42	3.96	18.16	11.98
Mauritius SEMDEX	1,717.54	6/1/2021	0.23	(1.71)	0.23	7.33	4.20	5.48	(23.58)
TTSE Composite Index	1,379.90	6/1/2021	0.12	0.90	0.12	2.71	4.29	7.00	11.07
Venezuela IBC General	5,185.49	6/1/2021	(1.46)	(8.61)	(1.46)	82.74	(99.61)	(98.43)	(85.92)
Zambia LUSE All Share	4,246.55	5/31/2021	2.20	0.67	3.34	5.61	8.54	5.52	(23.48)
NAMIBIA FTSE/JSE OVERALL	1,468.39	6/1/2021	1.72	5.34	1.72	9.72	19.16	46.45	9.14
Estonia OMXT	1,621.53	6/1/2021	0.13	0.16	0.13	8.02	20.67	36.40	29.57
Palestine General	299.14	6/1/2021	0.95	4.29	0.95	12.11	12.07	10.45	(0.30)
DSE Broad Index	5,993.33	6/1/2021	0.04	1.84	0.04	13.55	10.95	49.85	12.15
Nigeria Emerging NSE - All Share	38,414.37	6/1/2021	(0.06)	0.41	(0.06)	(1.62)	(4.61)	51.74	4.34
Uganda All Share Index	1,442.02	6/1/2021	(0.68)	0.21	(0.68)	6.41	10.09	6.79	(29.82)
BVL General Sector Index	20,973.85	6/1/2021	(0.32)	3.64	(0.32)	(1.86)	0.73	33.22	(0.21)
IBrX	55,155.54	6/1/2021	1.24	4.34	1.24	10.28	9.48	47.36	73.31
IPSA	4,396.10	6/1/2021	0.91	7.46	0.91	(10.25)	5.24	19.27	(19.65)
INMEX	3,150.54	6/1/2021	(0.19)	4.03	(0.19)	7.94	17.35	45.34	16.67
FTSE/JSE Africa All Share	68,922.86	6/1/2021	1.41	4.31	1.41	3.67	16.01	35.33	20.32
MASI Index	12,165.07	6/1/2021	0.42	0.59	0.42	5.93	7.78	22.40	(0.67)

EXHIBIT IV-4

Colonial Federal Savings Bank

Market Area Acquisition Activity

Exhibit IV-4

Massachusetts Bank and Thrift Acquisitions 2017-Present

						Target Financials at Announcement							Deal Terms and Pricing at Announcement
Announce Date	Complete Date	Buyer Name		Target Name		Total Assets ($000)	E/A (%)	TE/A (%)	ROAA (%)	ROAE (%)	NPAs/ Assets (%)	Rsrvs/ NPLs (%)	Deal Value ($M)	Value/ Share ($)	P/B (%)	P/TB (%)	P/E (x)	P/A (%)	Prem/ Cdeps (%)
04/22/2021	Pending	Independent Bank Corp.	MA	Meridian Bancorp, Inc.	MA	6,503,925	12.13	11.84	1.17	10.12	0.07	NM	1150.6	21.882	145.39	149.55	14.49	17.69	8.71
04/07/2021	Pending	Eastern Bankshares Inc.	MA	Century Bancorp, Inc.	MA	6,358,834	5.83	5.78	0.70	11.96	0.10	572.54	641.9	115.280	173.29	174.57	15.21	10.09	5.49
01/04/2021	07/01/2021	SVB Financial Group	CA	Boston Private Financial Holdings, Inc.	MA	9,431,305	8.97	8.34	0.46	4.98	0.52	172.47	942.6	10.943	106.37	115.30	21.46	9.99	2.20
02/18/2020	02/01/2021	LendingClub Corp.	CA	Radius Bancorp, Inc.	MA	1,390,254	8.90	8.78	0.47	5.09	0.92	64.83	188.3	NA	176.41	179.49	35.39	13.54	9.37
12/18/2019	06/01/2020	Cambridge Financial Group Inc.	MA	Melrose Bancorp, Inc.	MA	340,813	11.93	11.93	0.38	2.93	NA	NA	57.6	25.000	141.82	141.82	44.64	16.91	9.97
12/05/2019	06/01/2020	Cambridge Bancorp	MA	Wellesley Bancorp, Inc.	MA	985,867	7.28	7.28	0.70	9.48	NA	NA	121.0	44.289	158.53	158.53	17.44	12.28	8.10
12/04/2019	10/01/2020	Bridgewater Financial MHC	MA	Mansfield Co-operative Bank	MA	527,235	10.66	10.66	0.60	5.77	0.35	378.22	NA	NA	NA	NA	NA	NA	NA
06/18/2019	01/01/2020	Fidelity MHC	MA	Family Federal Savings, F.A.	MA	97,894	11.76	11.76	0.05	0.47	1.36	32.11	NA	NA	NA	NA	NA	NA	NA
04/09/2019	10/01/2019	North Shore Bancorp	MA	Beverly Financial, MHC	MA	486,825	8.53	8.53	0.72	8.40	0.30	294.09	NA	NA	NA	NA	NA	NA	NA
02/27/2019	10/21/2019	Hometown Financial Group MHC	MA	Millbury Savings Bank	MA	228,126	12.46	12.46	0.81	6.72	0.76	99.48	NA	NA	NA	NA	NA	NA	NA
02/06/2019	05/17/2019	Hometown Financial Group MHC	MA	Abington Bank	MA	314,124	10.55	9.92	0.47	4.45	1.31	37.00	NA	NA	NA	NA	NA	NA	NA
11/27/2018	04/01/2019	People’s United Financial Inc.	CT	BSB Bancorp, Inc.	MA	2,971,807	6.66	6.66	0.74	11.00	0.19	322.35	317.2	32.420	159.75	159.75	14.87	10.67	7.27
11/06/2018	04/30/2019	North Easton Savings Bank	MA	Mutual Bank	MA	517,988	8.99	8.99	0.59	6.65	0.31	232.63	NA	NA	NA	NA	NA	NA	NA
09/20/2018	04/01/2019	Independent Bank Corp.	MA	Blue Hills Bancorp, Inc.	MA	2,741,162	14.60	14.31	0.70	4.54	0.52	189.63	725.4	25.872	173.71	177.91	34.96	26.46	19.21
08/14/2018	04/01/2019	Equitable Bancorp MHC	MA	South Shore Mutual Holding Company	MA	522,836	9.15	8.87	0.29	3.07	1.12	117.09	NA	NA	NA	NA	NA	NA	NA
07/25/2018	01/31/2019	Hometown Financial Group MHC	MA	Pilgrim Bancshares, Inc.	MA	265,562	12.93	12.93	0.52	4.04	1.34	35.71	53.8	23.000	151.43	151.43	35.38	20.26	14.91
05/29/2018	11/14/2018	Independent Bank Corp.	MA	MNB Bancorp	MA	365,356	8.19	8.19	0.55	6.19	0.44	258.96	54.3	NA	203.72	203.72	41.35	14.87	13.10
04/30/2018	08/20/2018	Salem Five Bancorp	MA	Sage Bank	MA	141,727	7.22	7.22	-1.25	-15.66	1.48	36.17	9.3	6.300	112.97	112.97	NA	6.59	1.64
09/21/2017	03/01/2018	Brookline Bancorp Inc.	MA	First Commons Bank, National Association	MA	323,797	10.83	10.83	0.74	7.45	0.00	NA	55.5	16.700	158.31	158.31	22.06	17.15	11.47
09/19/2017	04/01/2018	Fidelity MHC	MA	Colonial Co-operative Bank	MA	69,027	8.12	8.12	0.11	1.40	6.44	8.31	NA	NA	NA	NA	NA	NA	NA
07/18/2017	10/31/2017	South Shore Bancorp MHC	MA	Braintree Bancorp MHC	MA	258,583	8.09	8.09	0.20	2.54	1.69	35.95	NA	NA	NA	NA	NA	NA	NA
06/26/2017	12/29/2017	Meridian Bancorp Inc.	MA	Meetinghouse Bancorp, Inc.	MA	117,764	9.29	9.29	0.06	0.62	NA	NA	17.2	NA	157.21	157.21	NM	14.60	10.32
05/22/2017	10/13/2017	Berkshire Hills Bancorp Inc.	MA	Commerce Bancshares Corp.	MA	2,219,402	7.33	6.85	0.75	8.80	1.14	63.29	209.2	33.062	128.63	138.27	14.59	9.43	2.99
05/17/2017	10/01/2017	Abington Bank	MA	Avon Co-operative Bank	MA	90,491	10.15	10.15	0.22	2.10	0.00	NA	NA	NA	NA	NA	NA	NA	NA

				Average:		1,552,946	9.61	9.49	0.45	4.71	0.97	163.93			153.40	155.63	25.99	14.32	8.91
				Median:		426,091	9.07	8.93	0.54	5.04	0.52	108.29			157.76	157.76	21.76	14.07	9.04

Source: S&P Global Market Intelligence.

EXHIBIT IV-5

Colonial Federal Savings Bank

Director and Senior Management Resumes

EXHIBIT IV-5

Colonial Federal Savings Bank

Director and Senior Management Resumes

Directors	Position	Age	Director Since	Current Term to Expire
James M. O’Leary, Jr.	Chairman of the Board	65	2014	2024
Michael E. McFarland	President and Chief Executive Officer	67	1994	2022
Paul N. Baharian	Director	75	2000	2023
Robert Guarnieri	Director	74	1989	2023
Edward J. Keohane	Director	77	1980	2022
Stephen D. Marini	Director	75	1997	2024
Tracy L. Wilson	Director	51	2018	2022

The business experience for the past five years of each of the Bank’s directors is set forth below. The biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the board of directors to determine that the person should serve as a director. Unless otherwise indicated, directors have held their positions for the past five years.

Paul N. Baharian has over 40 years of experience in congregate elderly housing serving as the Executive Director of 1000 Southern Artery in Quincy, Massachusetts. Mr. Baharian currently serves on the Board of Directors of 1000 Southern Artery. He retired in 2010. Mr. Baharian also has both commercial and residential banking experience with the South Shore National Bank prior to joining 1000 Southern Artery. Mr. Baharian has extensive experience in management, customer service and employee relations. Mr. Baharian has been involved in many civic and community projects over the years.

Robert Guarnieri is the retired President and Chief Executive Officer of Colonial Federal Savings Bank. Mr. Guarnieri has been associated with Colonial Federal Savings Bank since 1975 and has served as Controller, Treasurer before being elected as the President and Chief Executive Officer and a director in 1989. He also served as Chairman for five years. Mr. Guarnieri formerly worked at the firm of KPMG. He was a certified public accountant for many years. Mr. Guarnieri has a strong banking and accounting background and an excellent track record in sales, customer assessment, risk management and team building. Over the years he has served on numerous boards in the congregate housing industry and various charitable endeavors.

Edward Keohane is the past Chairman of Colonial Federal Savings Bank. Mr. Keohane is the retired president of Keohane Funeral Service in Quincy, Massachusetts. Mr. Keohane is associated with Keohane Funeral Service in an advisory and mentoring role. Mr. Keohane has extensive experience in the service industry and in employee recruitment, retention and professional development. Mr. Keohane has been involved in the business community serving both nationally and locally. Mr. Keohane is a former president and director of National Selected Morticians. He is also one of the founders of the Quincy Chamber of Commerce and served as its first president. He brings a wealth of business knowledge, community and civic involvement to the bank.

Stephen D. Marini has over 40 years of experience as a certified public accountant and an auditor. He is a retired vice president of the firm of Gerald T. Reilly & Co. CPAs. Mr. Marini serves as Chairman of the Audit Committee. Mr. Marini also served on the Board of the former Braintree Savings Bank. Mr. Marini has significant experience building relationships with clients and development of employees. Mr. Marini had served as a director of the South Shore Chamber of Commerce for many years and has been involved in many non-profit and charitable endeavors.

Michael E. McFarland is the President and Chief Executive Officer of Colonial Federal Savings Bank. He has served in this position for nine years. Mr. McFarland’s position as President and Chief Officer fosters clear accountability, effective decision making, a clear and direct channel of communication from senior management to the full board of directors, and alignment on corporate strategy. Mr. McFarland has served as an elected member of both the Quincy City Council and the Quincy School Committee. He currently serves as the Vice Chairman of the Norfolk County Agricultural

High School Board of Trustees in Walpole, Massachusetts. Mr. McFarland has been involved in many community and civic endeavors including past board member of both the Quincy and South Shore Chambers of Commerce. He is a member of the Quincy Retirement Board and also serves on the Quincy Affordable Housing Trust. Mr. McFarland serves on the Board of Trustees of 1000 Southern Artery in Quincy.

James O’Leary is the Chairman of the Board of Colonial Federal Savings Bank. He was elected Chairman in 2018. Mr. O’Leary is the President of Milton E. T. Lawrence Company, a group insurance provider. Mr. O’Leary has extensive experience in insurance, employee benefit plans and risk management. He brings a wealth of local contacts, sales experience, extensive insights into customers and the local real estate market. Mr. O’Leary is a member of the BID Milton Board of Advisors. He is actively involved in a variety of civic and educational institutions.

Tracy L. Wilson is a life-long resident of Quincy, Massachusetts. Ms. Wilson is an attorney and president of the Law Offices of Tracy Wilson, P.C., with offices located in Quincy and Canton, Massachusetts. Ms. Wilson is a former Norfolk County Assistant District Attorney. Ms. Wilson brings considerable legal perspective to both policy and employment matters. She is active in the local legal community specializing in probate/estates, guardianships, civil litigation, divorce/family law and mediation/conciliation. Ms. Wilson has raised thousands of dollars for Children’s Hospital-Boston running with the Miles for Miracles Team in the Boston Marathon. She remains active in the community, participates in various local charity and civic organizations, and is a long-time sponsor and supporter of local youth sports and the arts.

Executive Officers Who Are Not Directors

The following sets forth information regarding the Bank’s executive officers who are not directors. Age information is as of June 30, 2021. The executive officers of CFSB Bancorp, Inc. and Colonial Federal Savings Bank are elected annually.

Susan Shea, age 63, has been employed at Colonial Federal Savings Bank since 1978 and is currently the Bank’s Treasurer and Chief Operating Officer, positions she has held since 2013. Ms. Shea serves as a member of the Loan Committee, Asset Review Committee, Asset/Liability Committee, Compliance Committee and IT Steering Committee.

Kemal A. Denizkurt, age 55, is the Vice President of Financial Markets. He joined Colonial Federal Savings Bank in 2000 to manage interest rate risk and the investment portfolio. Mr. Denizkurt serves as Chairman of the Asset Liability Committee and the Compliance Committee and oversees both compliance and internal audit programs for Colonial Federal Savings Bank. He is a long-serving member of the Loan Committee, conducts internal loan review, and provides oversight of the commercial real estate participation loan portfolio including credit underwriting and monitoring. Prior to joining Colonial Federal Savings Bank, Mr. Denizkurt was a national bank examiner for the Office of Thrift Supervision, conducting safety and soundness examinations for a ten-year period. Mr. Denizkurt is a long-time member of the Zoning Board of Appeals in Weymouth, Massachusetts and currently serves as Vice Chairman.

William R. Esselstyn, age 52, is Vice President of Information Systems for Colonial Federal Savings Bank, a position he has held since 1999. He also serves as the Information Security Officer and is the Assistant Secretary of the Bank. He is a member of the Compliance Committee and IT Steering Committee and is responsible for E-Banking services. Mr. Esselstyn began his employment at Colonial Federal Savings Bank in 1987. He is active in the local Quincy and Braintree communities, and currently serves on the board and as treasurer of the Wollaston Church of the Nazarene.

Mary Kuropatkin, age 52, is the Vice President of Retail Banking for Colonial Federal Savings Bank. She has served in this position and also as Colonial Federal Savings Bank’s BSA Officer since 1999. Ms. Kuropatkin began her employment with Colonial Federal in 1985. Ms. Kuropatkin serves as a member of the ALCO Committee, Compliance Committee and IT Steering Committee.

Angela M. Blanchard, age 54, is the Vice President-Retail Lending and CRA Officer of Colonial Federal Savings Bank, positions she has held since 2012. She joined Colonial Federal in 1996. Ms. Blanchard serves a as member of the Loan Committee, the Asset Review Committee, the ALCO Committee and the Compliance Committee. Prior to joining Colonial Federal Savings Bank, Ms. Blanchard was an Assistant Vice President – Asset Manager/Commercial Loan Workout Officer for Shawmut Bank N.A.

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT IV-6

Colonial Federal Savings Bank

Pro Forma Regulatory Capital Ratios

EXHIBIT IV-6

Colonial Federal Savings Bank

Pro Forma Regulatory Capital Ratios

Institution: Colonial FSB

	Actual, As of		Pro Forma at June 30, 2021
	June 30, 2021		Minimum		Midpoint		Maximum		Maximum As Adjusted
			18,275,000		21,500,000		24,725,000		28,433,750
	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets	Amount	Percent of Assets
				(Dollars in Thousands)
Capital and Retained Earnings Under GAAP BANK LEVEL	$48,646	14.36%	$54,510	15.74%	$55,699	16.01%	$56,889	16.28%	$58,256	16.59%

Tier 1 Capital (Leverage)	$48,628	14.40%	$54,492	15.78%	$55,681	16.06%	$56,871	16.33%	$58,238	16.64%
Requirement	16,888	5.00%	17,265	5.00%	17,339	5.00%	17,413	5.00%	17,499	5.00%

Excess	$31,740	9.40%	$37,227	10.78%	$38,342	11.06%	$39,458	11.33%	$40,739	11.64%

Tier I Risk Based	$48,628	28.67%	$54,492	31.84%	$55,681	32.48%	$56,871	33.12%	$58,238	33.85%
Requirement	13,569	8.00%	13,690	8.00%	13,713	8.00%	13,737	8.00%	13,764	8.00%

Excess	$35,059	20.67%	$40,802	23.84%	$41,968	24.48%	$43,134	25.12%	$44,474	25.85%

Total Risk-Based	$50,350	29.68%	$56,214	32.85%	$57,403	33.49%	$58,593	34.12%	$59,960	34.85%
Risk-Based Requirement	16,962	10.00%	17,112	10.00%	17,142	10.00%	17,171	10.00%	17,206	10.00%

Excess	$33,389	19.68%	$39,102	22.85%	$40,261	23.49%	$41,422	24.12%	$42,754	24.85%

Common Eq. Tier 1 RB Capital	$48,628	28.67%	$54,492	31.84%	$55,681	32.48%	$56,871	33.12%	$58,238	33.85%
Requirement	11,025	6.50%	11,123	6.50%	11,142	6.50%	11,161	6.50%	11,184	6.50%

Excess	$37,603	22.17%	$43,369	25.34%	$44,539	25.98%	$45,710	26.62%	$47,054	27.35%

Reconciliation of capital infused into Colonial FSB
Net proceeds infused into Colonial FSB			$8,437		$10,030		$11,623		$13,454
Proceeds to MHC			($100)		($100)		($100)		($100)
Less: Cash Contribution to Foundation			(250)		(250)		(250)		(250)
Plus: Tax Benefit of contribution to Foundation			276		314		351		394
Less: ESOP			(1,666)		(1,960)		(2,254)		(2,592)
Less: Stock Plan			(833)		(980)		(1,127)		(1,296)

Pro Forma Increase in Tier 1 and RBC			$5,864		$7,053		$8,244		$9,610

Source: CFSB Bancorp’s Preliminary Offering Prospectus

EXHIBIT IV-7

Colonial Federal Savings Bank

Pro Forma Analysis Sheet – Fully Converted Basis

EXHIBIT IV-7

PRO FORMA ANALYSIS SHEET

CFSB Bancorp, Inc.

Prices as of August 20, 2021

			Subject at		Thrift Peer Group				All Public Thrifts
Valuation Pricing Multiples		Symbol	Midpoint		Mean		Median		Mean		Median
Price-earnings multiple	=	P/E	54.58	x	11.58	x	10.04	x	12.36	x	11.63	x
Price-core earnings multiple	=	P/CE	54.58	x	13.21	x	10.05	x	13.12	x	11.78	x
Price-book ratio	=	P/B	55.66%		90.73%		90.88%		110.06%		102.30%
Price-tangible book ratio	=	P/TB	55.66%		93.00%		98.14%		123.03%		109.31%
Price-assets ratio	=	P/A	13.16%		12.30%		10.11%		13.42%		12.52%

Valuation Parameters				% of Offering	% of Offering + Foundation
Pre-Conversion Earnings (Y)	$1,392,000	(12 Mths 6/21)	ESOP Stock as % of Offering (E)	8.1633%	8.0000%
Pre-Conversion Core Earnings	$1,392,000	(12 Mths 6/21)	Cost of ESOP Borrowings (S)	0.00%
Pre-Conversion Book Value (B)	$48,545,000	(6/21)	ESOP Amortization (T)	25.00	years
Intangibles	$0	(6/21)	SBP Stock as % of Offering (M)	4.0816%	4.0000%

Pre-Conv. Tang. Book Value (B)	$48,545,000	(6/21)	Stock Programs Vesting (N)	5.00	years
Pre-Conversion Assets (A)	$338,659,000	(6/21)	Fixed Expenses	$1,200,000
Reinv. Rate: (5 Yr Treas)@6/30/21	0.87%		Subscr/Dir Comm Exp (Mdpnt)	$584,550	1.35%

Tax rate (TAX)	25.08%		Total Expenses (Midpoint)	$1,784,550
A-T Reinvestment Rate(R)	0.65%		Syndicate Expenses (Mdpnt)	$0	0.00%
Est. Conversion Expenses (1)(X)	3.57%		Syndicate Amount	$0
Insider Purchases ($)	$1,700,000		Percent Sold (PCT)	100.00%
Price/Share	$10.00		MHC Assets	$100,000
Foundation Cash Contrib. (FC)	$250,000		Options as % of Offering (O1)	10.2041%	10.00%
Found. Stk Contrib (% of Total Shrs (FS)	0.0000%		Estimated Option Value (O2)	34.50%
Foundation Tax Benefit (Z)	$313,500		Option Vesting Period (O3)	5.00	years
Foundation Amount (Mdpt.)	$1,000,000		% of Options taxable (O4)	25.00%

Calculation of Pro Forma Value After Conversion

1. V=	P/E * (Y)	V=	$50,000,000

1 - P/E * PCT * ((1-X-E-M-FC-FS)*R - (1-TAX)*E/T - (1-TAX)*M/N)-(1-(TAX*O4))*(O1*O2)/O3)

1. V=	P/E * (Y)	V=	$50,000,000

1 - P/Core E * PCT * ((1-X-E-M-FC-FS)*R - (1-TAX)*E/T - (1-TAX)*M/N)-(1-(TAX*O4))*(O1*O2)/O3)

2. V=	P/B * (B+Z)	V=	$50,000,000

1 - P/B * PCT * (1-X-E-M-FC-FS)

2. V=	P/TB * (TB+Z)	V=	$50,000,000

1 - P/TB * PCT * (1-X-E-M-FC-FS)

3. V=	P/A * (A+Z+PA)	V=	$50,000,000

1 - P/A * PCT * (1-X-E-M-FC-FS)

Valuation Conclusion	Shares Issued to MHC	Shares Sold to Public	Foundation Shares	Total Shares Issued	Price Per Share	Market Value of Stock Sold in Offering	Market Value of Stock Issued in Reorganization
Supermaximum	0	6,480,250	132,250	6,612,500	$10.00	$64,802,500	$66,125,000
Maximum	0	5,635,000	115,000	5,750,000	10.00	56,350,000	$57,500,000
Midpoint	0	4,900,000	100,000	5,000,000	10.00	49,000,000	$50,000,000
Minimum	0	4,165,000	85,000	4,250,000	10.00	41,650,000	$42,500,000

Valuation Conclusion	Shares Issued to MHC	Shares Sold to Public	Foundation Shares	Total Shares Issued
Supermaximum	0.000%	98.000%	2.000%	100.000%
Maximum	0.000%	98.000%	2.000%	100.000%
Midpoint	0.000%	98.000%	2.000%	100.000%
Minimum	0.000%	98.000%	2.000%	100.000%

(1)	Estimated offering expenses at midpoint of the offering.

EXHIBIT IV-8

Colonial Federal Savings Bank

Pro Forma Effect of Conversion Proceeds – Fully Converted Basis

Exhibit IV-8

PRO FORMA EFFECT OF CONVERSION PROCEEDS

CFSB Bancorp, Inc.

At the Minimum of the Range

1.	Market Value of Shares Sold In Offering:	$41,650,000
	Market Value of Shares Issued to Foundation:	850,000

	Total Market Value of Company:	$42,500,000

2.	Offering Proceeds of Shares Sold In Offering	$41,650,000
	Less: Estimated Offering Expenses	1,693,425

	Net Conversion Proceeds	$39,956,575

3.	Estimated Additional Equity and Income from Offering Proceeds
	Net Conversion Proceeds	$39,956,575
	Less: Cash Contribution to Foundation	(250,000)
	Less: Non-Cash ESOP Stock Purchases (1)	(3,400,000)
	Less: Non-Cash SBP Stock Purchases (2)	(1,700,000)

	Net Conversion Proceeds Reinvested	$34,606,575
	Estimated After-Tax Reinvestment Rate	0.65%

	Earnings from Reinvestment of Proceeds	$225,567
	Less: Estimated cost of ESOP borrowings(1)	0
	Less: Amortization of ESOP borrowings(1)	(101,891)
	Less: Stock Programs Vesting (2)	(254,728)
	Less: Option Plan Vesting (3)	(274,863)

	Net Earnings Increase	($405,915)

4.	Pro Forma Earnings		Before Conversion	Net Earnings Increase	After Conversion
	12 Months ended June 30, 2021 (reported)		$1,392,000	($405,915)	$986,085
	12 Months ended June 30, 2021 (core)		$1,392,000	($405,915)	$986,085

5.	Pro Forma Net Worth	Before Conversion	Net Equity Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$48,545,000	$34,606,575	$275,880	$83,427,455
	June 30, 2021 (Tangible)	$48,545,000	$34,606,575	$275,880	$83,427,455

6.	Pro Forma Assets	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$338,659,000	$34,606,575	$275,880	$373,541,455

(1)	ESOP stock (8% of offering) amortized over 25 years, amortization expense is tax effected at 25.08%.
(2)	Stock programs (4% of offering) amortized over 5 years, amortization expense is tax effected at 25.08%.
(3)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25% taxable.

Exhibit IV-8

PRO FORMA EFFECT OF CONVERSION PROCEEDS

CFSB Bancorp, Inc.

At the Midpoint of the Range

1.	Market Value of Shares Sold In Offering:	$49,000,000
	Market Value of Shares Issued to Foundation:	1,000,000

	Total Market Value of Company:	$50,000,000

2.	Offering Proceeds of Shares Sold In Offering	$49,000,000
	Less: Estimated Offering Expenses	1,784,550

	Net Conversion Proceeds	$47,215,450

3.	Estimated Additional Equity and Income from Offering Proceeds
	Net Conversion Proceeds	$47,215,450
	Less: Cash Contribution to Foundation	(250,000)
	Less: Non-Cash ESOP Stock Purchases (1)	(4,000,000)
	Less: Non-Cash SBP Stock Purchases (2)	(2,000,000)

	Net Conversion Proceeds Reinvested	$40,965,450
	Estimated After-Tax Reinvestment Rate	0.65%

	Earnings from Reinvestment of Proceeds	$267,014
	Less: Estimated cost of ESOP borrowings(1)	0
	Less: Amortization of ESOP borrowings(1)	(119,872)
	Less: Stock Programs Vesting (2)	(299,680)
	Less: Option Plan Vesting (3)	(323,369)

	Net Earnings Increase	($475,906)

4.	Pro Forma Earnings		Before Conversion	Net Earnings Increase	After Conversion
	12 Months ended June 30, 2021 (reported)		$1,392,000	($475,906)	$916,094
	12 Months ended June 30, 2021 (core)		$1,392,000	($475,906)	$916,094

5.	Pro Forma Net Worth	Before Conversion	Net Capital Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$48,545,000	$40,965,450	$313,500	$89,823,950
	June 30, 2021 (Tangible)	$48,545,000	$40,965,450	$313,500	$89,823,950

6.	Pro Forma Assets	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$338,659,000	$40,965,450	$313,500	$379,937,950

(1)	ESOP stock (8% of offering) amortized over 25 years, amortization expense is tax effected at 25.08%.
(2)	Stock programs (4% of offering) amortized over 5 years, amortization expense is tax effected at 25.08%.
(3)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25% taxable.

Exhibit IV-8

PRO FORMA EFFECT OF CONVERSION PROCEEDS

CFSB Bancorp, Inc.

At the Maximum of the Range

1.	Market Value of Shares Sold In Offering:	$56,350,000
	Market Value of Shares Issued to Foundation:	1,150,000

	Total Market Value of Company:	$57,500,000

2.	Offering Proceeds of Shares Sold In Offering	$56,350,000
	Less: Estimated Offering Expenses	1,875,675

	Net Conversion Proceeds	$54,474,325

3.	Estimated Additional Equity and Income from Offering Proceeds
	Net Conversion Proceeds	$54,474,325
	Less: Cash Contribution to Foundation	(250,000)
	Less: Non-Cash ESOP Stock Purchases (1)	(4,600,000)
	Less: Non-Cash SBP Stock Purchases (2)	(2,300,000)

	Net Conversion Proceeds Reinvested	$47,324,325
	Estimated After-Tax Reinvestment Rate	0.65%

	Earnings from Reinvestment of Proceeds	$308,462
	Less: Estimated cost of ESOP borrowings(1)	0
	Less: Amortization of ESOP borrowings(1)	(137,853)
	Less: Stock Programs Vesting (2)	(344,632)
	Less: Option Plan Vesting (3)	(371,874)

	Net Earnings Increase	($545,897)

4.	Pro Forma Earnings		Before Conversion	Net Earnings Increase	After Conversion
	12 Months ended June 30, 2021 (reported)		$1,392,000	($545,897)	$846,103
	12 Months ended June 30, 2021 (core)		$1,392,000	($545,897)	$846,103

5.	Pro Forma Net Worth	Before Conversion	Net Capital Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$48,545,000	$47,324,325	$351,120	$96,220,445
	June 30, 2021 (Tangible)	$48,545,000	$47,324,325	$351,120	$96,220,445

6.	Pro Forma Assets	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$338,659,000	$47,324,325	$351,120	$386,334,445

(1)	ESOP stock (8% of offering) amortized over 25 years, amortization expense is tax effected at 25.08%.
(2)	Stock programs (4% of offering) amortized over 5 years, amortization expense is tax effected at 25.08%.
(3)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25% taxable.

Exhibit IV-8

PRO FORMA EFFECT OF CONVERSION PROCEEDS

CFSB Bancorp, Inc.

At the Supermaximum Value

1.	Market Value of Shares Sold In Offering:	$64,802,500
	Market Value of Shares Issued to Foundation:	1,322,500

	Total Market Value of Company:	$66,125,000

2.	Offering Proceeds of Shares Sold In Offering	$64,802,500
	Less: Estimated Offering Expenses	1,980,469

	Net Conversion Proceeds	$62,822,031

3.	Estimated Additional Equity and Income from Offering Proceeds
	Net Conversion Proceeds	$62,822,031
	Less: Cash Contribution to Foundation	(250,000)
	Less: Non-Cash ESOP Stock Purchases (1)	(5,289,994)
	Less: Non-Cash MRP Stock Purchases (2)	(2,644,992)

	Net Conversion Proceeds Reinvested	$54,637,045
	Estimated After-Tax Reinvestment Rate	0.65%

	Earnings from Reinvestment of Proceeds	$356,126
	Less: Estimated cost of ESOP borrowings(1)	0
	Less: Amortization of ESOP borrowings(1)	(158,531)
	Less: Stock Programs Vesting (2)	(396,327)
	Less: Option Plan Vesting (3)	(427,655)

	Net Earnings Increase	($626,386)

4.	Pro Forma Earnings		Before Conversion	Net Earnings Increase	After Conversion
	12 Months ended June 30, 2021 (reported)		$1,392,000	($626,386)	$765,614
	12 Months ended June 30, 2021 (core)		$1,392,000	($626,386)	$765,614

5.	Pro Forma Net Worth	Before Conversion	Net Capital Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$48,545,000	$54,637,045	$394,383	$103,576,428
	June 30, 2021 (Tangible)	$48,545,000	$54,637,045	$394,383	$103,576,428

6.	Pro Forma Assets	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$338,659,000	$54,637,045	$394,383	$393,690,428

(1)	ESOP stock (8% of offering) amortized over 25 years, amortization expense is tax effected at 25.08%.
(2)	Stock programs (4% of offering) amortized over 5 years, amortization expense is tax effected at 25.08%.
(3)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25% taxable.

EXHIBIT IV-9

Colonial Federal Savings Bank

Pro Forma Analysis Sheet – MHC Basis

EXHIBIT IV-9

PRO FORMA ANALYSIS SHEET

CFSB Bancorp, Inc.

Prices as of August 20, 2021

			Subject at		Thrift Peer Group				All Public Thrifts
Valuation Pricing Multiples		Symbol	Midpoint		Mean		Median		Mean		Median
Price-earnings multiple	=	P/E	43.96	x	11.58	x	10.04	x	12.36	x	11.63	x
Price-core earnings multiple	=	P/CE	43.96	x	13.21	x	10.05	x	13.12	x	11.78	x
Price-book ratio	=	P/B	76.07%		90.73%		90.88%		110.06%		102.30%
Price-tangible book ratio	=	P/TB	76.07%		93.00%		98.14%		123.03%		109.31%
Price-assets ratio	=	P/A	14.06%		12.30%		10.11%		13.42%		12.52%

Valuation Parameters (2)					As a % of Offering + Foundation
Pre-Conversion Earnings (Y)	$1,391,348	(12 Mths 6/21)	ESOP Stock Purchases (E)	9.116%	8.71%
Pre-Conversion Core Earnings	$1,391,348	(12 Mths 6/21)	Cost of ESOP Borrowings (S)	0.00%
Pre-Conversion Book Value (B)	$48,545,000		ESOP Amortization (T)	25.00	years
Pre-Conv. Tang. Book Value (B)	$48,545,000		Stock Programs Amount (M)	4.558%	4.36%
Pre-Conversion Assets (A)	$338,559,000		Stock Programs Vesting (N)	5.00	years
Reinvestment Rate:	0.87%		Fixed Expenses	$1,200,000
Tax rate (TAX)	25.08%		Variable Expenses	1.35%
A-T Reinvestment Rate(R)	0.65%		Percent Sold (PCT)	45.0000%
Est. Conversion Expenses (1)(X)	6.40%		MHC Assets	$100,000
Insider Purchases	$1,700,000		Options as % of Offering (O1)	11.40%	10.89%
Price/Share	$10.00		Estimated Option Value (O2)	34.50%
Foundation Cash Contrib. (FC)	$250,000		Option Vesting Period (O3)	5.00	years
Foundation Stock Contrib. (FS)	2.00%		% of Options taxable (O4)	25.00%
Foundation Tax Benefit (Z)	$313,500

Calculation of Pro Forma Value After Conversion

1.V=	P/E * (Y)	V=	$50,000,000

1 - P/E * PCT * ((1-X-E-M-C-D)*R - (1-TAX)*E/T - (1-TAX)*M/N)

1.V=	P/E * (Y)	V=	$50,000,000

	1 - P/Core E * PCT * ((1-X-E-M-FC-FS)*R - (1-TAX)*E/T - (1-TAX)*M/N) - (1-(TAX*O4))*(O1*O2)/O3)

2.V=	P/B * B	V=	$50,000,000
	1 - P/B * PCT * (1-X-E-M-FC-FS)

2.V=	P/TB * TB	V=	$50,000,000
	1 - P/B * PCT * (1-X-E-M-FC-FS)

3.V=	P/A * (A+Z)	V=	$50,000,000
	1 - P/A * PCT * (1-X-E-M-FC-FS)

						Mark. Val of Stock Sold in
Valuation Conclusion	Shares Issued to MHC	Shares Sold to Public	Foundation Shares	Total Shares Issued	Price Per Share	Offering+Issued to Foundation	Full Value of Total Shares
Supermaximum	3,636,875	2,843,375	132,250	6,612,500	$10.00	$29,756,250	$66,125,000
Maximum	3,162,500	2,472,500	115,000	5,750,000	10.00	25,875,000	$57,500,000
Midpoint	2,750,000	2,150,000	100,000	5,000,000	10.00	22,500,000	$50,000,000
Minimum	2,337,500	1,827,500	85,000	4,250,000	10.00	19,125,000	$42,500,000

Valuation Conclusion	Shares Issued to MHC	Shares Sold to Public	Foundation Shares	Total Shares Issued
Supermaximum	55.000%	43.000%	2.000%	100.000%
Maximum	55.000%	43.000%	2.000%	100.000%
Midpoint	55.000%	43.000%	2.000%	100.000%
Minimum	55.000%	43.000%	2.000%	100.000%

(1)	Estimated offering expenses at midpoint of the offering.
(2)	Reflects reduction in earnings, equity and assets due to $100,000 contributed to the MHC.

EXHIBIT IV-10

Colonial Federal Savings Bank

Pro Forma Effect of Conversion Proceeds – MHC Basis

Exhibit IV-10

PRO FORMA EFFECT OF CONVERSION PROCEEDS

CFSB Bancorp, Inc.

At the Minimum of the Range

1.	Market Value of Shares Sold In Offering:	$18,275,000
	Market Value of Shares Issued to Foundation:	850,000
	Market Value of Shares Issued to MHC:	23,375,000

	Total Market Value of Company:	$42,500,000

2.	Offering Proceeds of Shares Sold In Offering	$18,275,000
	Less: Estimated Offering Expenses	1,401,272

	Net Conversion Proceeds	$16,873,729

3.	Estimated Additional Equity and Income from Offering Proceeds
	Net Conversion Proceeds	$16,873,729
	Less: Cash Contribution to Foundation	(250,000)
	Less: Non-Cash ESOP Purchases (1)	(1,666,000)
	Less: Non-Cash Stock Plan Purchases (1)	(833,000)

	Net Proceeds Reinvested	$14,124,729
	Estimated net incremental rate of return	0.65%

	Earnings Increase	$92,066
	Less: Estimated cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(2)	(49,927)
	Less: Stock Programs Vesting (3)	(124,817)
	Less: Option Plan Vesting (4)	(134,683)

	Net Earnings Increase	($217,361)

4.	Pro Forma Earnings		Before Conversion	Net Earnings Increase	After Conversion
	12 Months ended June 30, 2021 (reported)		$1,391,348	($217,361)	$1,173,987
	12 Months ended June 30, 2021 (core)		$1,391,348	($217,361)	$1,173,987

5.	Pro Forma Net Worth	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$48,545,000	$14,124,729	$275,880	$62,945,609
	June 30, 2021 (Tangible)	$48,545,000	$14,124,729	$275,880	$62,945,609

6.	Pro Forma Assets	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$338,559,000	$14,124,729	$275,880	$352,959,609

(1)	Includes ESOP purchases equal to 3.92% of all shares issued, and stock program purchases equal to 1.96% of all shares issued.
(2)	ESOP stock amortized over 25 years, and amortization expense is tax effected at 25.08%.
(3)	Stock programs amortized over 5 years, and amortization expense is tax effected at 25.08%.
(4)	Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

Exhibit IV-10

PRO FORMA EFFECT OF CONVERSION PROCEEDS

CFSB Bancorp, Inc.

At the Valuation Conclusion

1.	Market Value of Shares Sold In Offering:	$21,500,000
	Market Value of Shares Issued to Foundation:	1,000,000
	Market Value of Shares Issued to MHC:	27,500,000

	Total Market Value of Company:	$50,000,000

2.	Offering Proceeds of Shares Sold In Offering	$21,500,000
	Less: Estimated Offering Expenses	1,440,840

	Net Conversion Proceeds	$20,059,160

3.	Estimated Additional Equity and Income from Offering Proceeds
	Net Conversion Proceeds	$20,059,160
	Less: Cash Contribution to Foundation	(250,000)
	Less: Non-Cash ESOP Purchases (1)	(1,960,000)
	Less: Non-Cash Stock Plan Purchases (1)	(980,000)

	Net Proceeds Reinvested	$16,869,160
	Estimated net incremental rate of return	0.65%

	Earnings Increase	$109,954
	Less: Estimated cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(2)	(58,737)
	Less: Stock Programs Vesting (3)	(146,843)
	Less: Option Plan Vesting (4)	(158,451)

	Net Earnings Increase	($254,077)

4.	Pro Forma Earnings		Before Conversion	Net Earnings Increase	After Conversion
	12 Months ended June 30, 2021 (reported)		$1,391,348	($254,077)	$1,137,271
	12 Months ended June 30, 2021 (core)		$1,391,348	($254,077)	$1,137,271

5.	Pro Forma Net Worth	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$48,545,000	$16,869,160	$313,500	$65,727,660
	June 30, 2021 (Tangible)	$48,545,000	$16,869,160	$313,500	$65,727,660

6.	Pro Forma Assets	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$338,559,000	$16,869,160	$313,500	$355,741,660

(1)	Includes ESOP purchases equal to 3.92% of all shares issued, and stock program purchases equal to 1.96% of all shares issued.
(2)	ESOP stock amortized over 25 years, and amortization expense is tax effected at 25.08%.
(3)	Stock programs amortized over 5 years, and amortization expense is tax effected at 25.08%.
(4)	Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

Exhibit IV-10

PRO FORMA EFFECT OF CONVERSION PROCEEDS

CFSB Bancorp, Inc.

At the Maximum of the Range

1.	Market Value of Shares Sold In Offering:	$24,725,000
	Market Value of Shares Issued to Foundation:	1,150,000
	Market Value of Shares Issued to MHC:	31,625,000

	Total Market Value of Company:	$57,500,000

2.	Offering Proceeds of Shares Sold In Offering	$24,725,000
	Less: Estimated Offering Expenses	1,480,409

	Net Conversion Proceeds	$23,244,592

3.	Estimated Additional Equity and Income from Offering Proceeds
	Net Conversion Proceeds	$23,244,592
	Less: Cash Contribution to Foundation	(250,000)
	Less: Non-Cash ESOP Purchases (1)	(2,254,000)
	Less: Non-Cash Stock Plan Purchases (1)	(1,127,000)

	Net Proceeds Reinvested	$19,613,592
	Estimated net incremental rate of return	0.65%

	Earnings Increase	$127,842
	Less: Estimated cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(2)	(67,548)
	Less: Stock Programs Vesting (3)	(168,870)
	Less: Option Plan Vesting (4)	(182,218)

	Net Earnings Increase	($290,794)

4.	Pro Forma Earnings		Before Conversion	Net Earnings Increase	After Conversion
	12 Months ended June 30, 2021 (reported)		$1,391,348	($290,794)	$1,100,555
	12 Months ended June 30, 2021 (core)		$1,391,348	($290,794)	$1,100,555

5.	Pro Forma Net Worth	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$48,545,000	$19,613,592	$351,120	$68,509,712
	June 30, 2021 (Tangible)	$48,545,000	$19,613,592	$351,120	$68,509,712

6.	Pro Forma Assets	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$338,559,000	$19,613,592	$351,120	$358,523,712

(1)	Includes ESOP purchases equal to 3.92% of all shares issued, and stock program purchases equal to 1.96% of all shares issued.
(2)	ESOP stock amortized over 25 years, and amortization expense is tax effected at 25.08%.
(3)	Stock programs amortized over 5 years, and amortization expense is tax effected at 25.08%.
(4)	Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

Exhibit IV-10

PRO FORMA EFFECT OF CONVERSION PROCEEDS

CFSB Bancorp, Inc.

At the Supermaximum Value

1.	Market Value of Shares Sold In Offering:	$28,433,750
	Market Value of Shares Issued to Foundation:	1,322,500
	Market Value of Shares Issued to MHC:	36,368,750

	Total Market Value of Company:	$66,125,000

2.	Offering Proceeds of Shares Sold In Offering	$28,433,755
	Less: Estimated Offering Expenses	1,525,928

	Net Conversion Proceeds	$26,907,827

3.	Estimated Additional Equity and Income from Offering Proceeds
	Net Conversion Proceeds	$26,907,827
	Less: Cash Contribution to Foundation	(250,000)
	Less: Non-Cash ESOP Purchases (1)	(2,592,100)
	Less: Non-Cash Stock Plan Purchases (1)	(1,296,050)

	Net Proceeds Reinvested	$22,769,676
	Estimated net incremental rate of return	0.65%

	Earnings Increase	$148,414
	Less: Estimated cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(2)	(77,680)
	Less: Stock Programs Vesting (3)	(194,200)
	Less: Option Plan Vesting (4)	(209,551)

	Net Earnings Increase	($333,017)

4.	Pro Forma Earnings		Before Conversion	Net Earnings Increase	After Conversion
	12 Months ended June 30, 2021 (reported)		$1,391,348	($333,017)	$1,058,331
	12 Months ended June 30, 2021 (core)		$1,391,348	($333,017)	$1,058,331

5.	Pro Forma Net Worth	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$48,545,000	$22,769,676	$394,383	$71,709,059
	June 30, 2021 (Tangible)	$48,545,000	$22,769,676	$394,383	$71,709,059

6.	Pro Forma Assets	Before Conversion	Net Cash Proceeds	Tax Benefit of Foundation	After Conversion
	June 30, 2021	$338,559,000	$22,769,676	$394,383	$361,723,059

(1)	Includes ESOP purchases equal to 3.92% of all shares issued, and stock program purchases equal to 1.96% of all shares issued.
(2)	ESOP stock amortized over 25 years, and amortization expense is tax effected at 25.08%.
(3)	Stock programs amortized over 5 years, and amortization expense is tax effected at 25.08%.
(4)	Option valuation based on Black-Scholes model, 10 year vesting, and assuming 25% taxable.

EXHIBIT V-1

RP® Financial, LC.

Firm Qualifications Statement

FIRM QUALIFICATION STATEMENT

RP® Financial (“RP®) provides financial and management consulting, merger advisory and valuation services to the financial services industry nationwide. We offer a broad array of services, high quality and prompt service, hands-on involvement by principals and senior staff, careful structuring of strategic initiatives and sophisticated valuation and other analyses consistent with industry practices and regulatory requirements. Our staff maintains extensive background in financial and management consulting, valuation and investment banking. Our clients include commercial banks, thrifts, credit unions, mortgage companies, insurance companies and other financial services companies.

STRATEGIC PLANNING SERVICES

RP®’s strategic planning services are designed to provide effective feasible plans with quantifiable results. We analyze strategic options to enhance shareholder value, achieve regulatory approval or realize other objectives. Such services involve conducting situation analyses; establishing mission/vision statements, developing strategic goals and objectives; and identifying strategies to enhance franchise and/or market value, capital management, earnings enhancement, operational matters and organizational issues. Strategic recommendations typically focus on: capital formation and management, asset/liability targets, profitability, return on equity and stock pricing. Our proprietary financial simulation models provide the basis for evaluating the impact of various strategies and assessing their feasibility and compatibility with regulations.

MERGER ADVISORY SERVICES

RP®’s merger advisory services include targeting potential buyers and sellers, assessing acquisition merit, conducting due diligence, negotiating and structuring merger transactions, preparing merger business plans and financial simulations, rendering fairness opinions, preparing mark-to-market analyses, valuing intangible assets and supporting the implementation of post-acquisition strategies. Our merger advisory services involve transactions of financially healthy companies and failed bank deals. RP® is also expert in de novo charters and shelf charters. Through financial simulations, comprehensive data bases, valuation proficiency and regulatory familiarity, RP®’s merger advisory services center on enhancing shareholder returns.

VALUATION SERVICES

RP®’s extensive valuation practice includes bank and thrift mergers, thrift mutual-to-stock conversions, goodwill impairment, insurance company demutualizations, ESOPs, subsidiary companies, merger accounting and other purposes. We are highly experienced in performing appraisals which conform to regulatory guidelines and appraisal standards. RP® is the nation’s leading valuation firm for thrift mutual-to-stock conversions, with appraised values ranging up to $4 billion.

OTHER CONSULTING SERVICES

RP® offers other consulting services including evaluating the impact of regulatory changes (TARP, etc.), branching and diversification strategies, feasibility studies and special research. We assist banks/thrifts in preparing CRA plans and evaluating wealth management activities on a de novo or merger basis. Our other consulting services are facilitated by proprietary valuation and financial simulation models.

KEY PERSONNEL (Years of Relevant Experience & Contact Information)

Ronald S. Riggins, Managing Director (39)	(703) 647-6543	rriggins@rpfinancial.com
William E. Pommerening, Managing Director (36)	(703) 647-6546	wpommerening@rpfinancial.com
James P. Hennessey, Director (34)	(703) 647-6544	jhennessey@rpfinancial.com
James J. Oren, Director (32)	(703) 647-6549	joren@rpfinancial.com
Gregory E. Dunn, Director (36)	(703) 647-6548	gdunn@rpfinancial.com

1311-A Dolley Madison Blvd., Suite 2A	Telephone: (703) 528-1700
McLean, VA 22101	Fax No.: (703) 528-1788
www.rpfinancial.com	E-Mail: mail@rpfinancial.com